UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

WisdomTree Trust

Annual Report

August 31, 2019

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Alternative Funds:

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Managed Futures Strategy Fund (WTMF)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

The U.S. equity market, as measured by the S&P 500® Index, returned 2.92% for the twelve month fiscal period that ended August 31, 2019 (the “period”).

In the final four months of 2018, the positive trend in U.S. equities reversed, and the S&P 500® Index experienced a market correction of -13.03%. Importantly, the end of 2018 marked the first calendar year loss for the S&P 500® Index since the 2008 financial crisis. Key drivers of negative returns and heightened volatility in the final four months of 2018 were concerns about the sustainability of U.S. corporate earnings growth, U.S. credit quality, as well as fears of slowing global trade and economic growth.

In the last four months of 2018, the U.S. Federal Reserve (the “Fed”) raised the benchmark rate two times, equating to a cumulative increase of 0.50%. Meanwhile, the Consumer Price Index decreased from its 2018 peak and U.S. inflation expectations, as measured by the difference between the nominal and real 10-year U.S. Treasury yields, fell below the +2.0% threshold, a signal from the market that additional Fed rate hikes in late 2018 and beyond may not be warranted.

In the first quarter of 2019 the U.S. equity market, as measured by the S&P 500 Index, rebounded sharply to return +13.65%. Indicators of economic growth signaled a mix of moderating growth and continued strength. Purchasing Managers’ Index survey data decreased, although the level remained consistent with the average it had been across periods of economic expansion. Meanwhile, payroll wage, and unemployment data exceeded expectations. The delayed release of fourth-quarter and full-year 2018 gross domestic product (“GDP”) fueled positive equity market returns — 2018 real GDP growth of +2.9% was stronger than anticipated and marked a rate of expansion that had only been reached two other times since 2005. The Fed also paused its multi-year rate hike program for the time being and stressed that further rate actions would be data dependent. Easing monetary policy and more constructive U.S.-China trade negotiations drove positive sentiment in U.S. equity markets.

The second quarter of 2019 was characterized by a continued relief rally in U.S. stocks through April 2019, followed by a sell-off in May 2019, and a subsequent recovery in June 2019. The release of stronger than anticipated first quarter GDP growth as well the continuation of solid jobs and wages gains alongside record low unemployment levels helped drive positive equity market returns in April 2019. In early May 2019, U.S.-China trade negotiations broke down — the U.S. increased tariffs to 25% from 10% on $200 billion in Chinese goods, and China responded in-kind by raising tariffs on U.S. imports. Leading up to the Fed June 2019 meeting, core inflation remained below the Fed’s 2% target, manufacturing survey data slightly deteriorated, and the May 2019 jobs report came in meaningfully below expectations. In June 2019, the Fed’s outlook for the U.S. economy was markedly uncertain. The Fed left its target monetary policy rate unchanged and indicated that future rate action would be taken if needed to sustain the U.S. economic expansion. Expectations for future Fed rate cuts along with resumption of U.S.-China trade negotiations at the upcoming G-20 forum led U.S. equities higher through the end of June 2019 to return +4.30% in the second quarter of 2019.

The S&P 500® Index was mostly unchanged from July 2019 through August 2019, returning -0.17%. The release of second quarter GDP showed that U.S. economic growth slowed to 2.0% from 3.1% in the first quarter of 2019. Strong consumer spending was a tailwind for U.S. GDP, while a decline in investment and inventories as well as an increase in the trade deficit depressed U.S. economic growth. At the end of July 2019, the Fed cut the benchmark rate by 0.25% for the first time since 2008. In early August 2019, U.S. President Trump stated that the U.S. would impose an additional 10% tariff on $300 billion in Chinese imports in September 2019, which increased volatility and negatively impacted U.S. equity and fixed income markets. Investors flocked to gold, widely considered a safe-haven asset, which drove gold futures to their highest level since 2013. The announcement of new tariffs on imports from China as well as further evidence of a slowdown in global economic growth, particularly in China and Germany, were headwinds on U.S. equity returns, as measured by the S&P 500® Index, from July 2019 through August 2019.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

Over the fiscal period ended August 31, 2019, U.S. short-term interest rates increased and long-term interest rates decreased resulting in inversion at the short-end of the U.S. Treasury yield curve (an anomaly that is generally seen as a recession indicator if it persists for a protracted period of time). The midpoint of the Fed funds rate target range increased 0.25% to 2.125% while the 2-Year U.S. Treasury Note yield fell 1.12% to 1.50% and the 10-Year U.S. Treasury yield fell 1.36% to 1.50%. The closely monitored spread between the 2- and 10-Year U.S. Treasury yields entirely flattened from 0.24% to 0.00% over the period. The rise in short-term rates was driven by relatively tighter monetary policy throughout most of the period, while the drop in long-term rates reflected the outlook for slowing global economic growth, declining inflation expectations, as well as the loosening of Fed monetary policy beginning in July 2019.

Through early January 2019, investment grade and high yield bond spreads, as measured by the ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread, both expanded 0.42% and 1.95%, respectively, reflecting fears of slowing global trade and economic growth as well as a potential for deteriorating U.S. credit quality. Early January 2019 marked the peak in investment grade and high yield bond spreads for the 12-month period ended August 31, 2019. From early January 2019 through the end of August 2019, investment grade and high yield bond spreads tightened, reflecting expectations for easing monetary policy and a more constructive outlook on U.S. credit quality. As of August 31, 2019, investment grade bond spreads tightened 0.38% from the January 2019 peak and modestly widened by 0.04% from the beginning of the twelve month period ended August 31, 2019. Meanwhile, high-yield bond spreads tightened 1.35% from the January 2019 peak, but widened 0.60% from the beginning of the twelve month period ended August 31, 2019.

Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.82% in local currency terms and -4.36% in U.S. dollar terms over the twelve month period ended August 31, 2019. For much of the period, broad strength in the U.S. dollar hurt foreign emerging market currencies. Argentina, and commodity exporting countries including Colombia, Mexico, and Chile experienced even greater negative currency performance due to either country-specific economic shocks or due to elevated sensitivity to a slowdown in global trade. The Argentine peso weakened 38.02% versus the U.S. dollar during the period. A sharp contraction in Argentinian economic activity in the fourth quarter of 2018 combined with rampant inflation, high unemployment, and a large fiscal deficit sunk the peso, despite a sizeable financial support program from the International Monetary Fund. In August 2019, the Argentine peso tumbled after Argentinian President Mauricio Macri unexpectedly lost a primary vote. Macri later introduced several measures to help combat high unemployment and double-digit inflation in the nation; additionally, the Argentine government sought to restructure its debt with the International Monetary Fund.

Signals of a slowdown in China were a meaningful headwind on emerging market equity returns at the end of 2018 — China’s GDP growth slowed to a level last experienced in 2009. The country’s manufacturing activity contracted while trade activity also provided evidence of the negative impact from the U.S.-China trade dispute. These factors all contributed to growing concerns around slowing demand for global products and resources from China. Additionally, many emerging market countries with economies that are heavily reliant on the performance of the energy market were negatively impacted by a 40% drop in crude oil futures in the fourth quarter of 2018 due to oversupply. Economic stimulus implemented by the Chinese government and easing trade tensions with the U.S. were substantial drivers of positive equity market performance in China as well as in export-oriented countries in the first quarter of 2019. Expectations for flat-to-lower U.S. interest rates also bolstered emerging market returns in the first quarter of 2019. Energy-centric economies benefited from a recovery in oil prices following a cut in global production in early 2019. Positive sentiment around global trade was somewhat offset by troubled emerging market economies, including a slow recovery in Argentina, as well as contracting GDP in South Africa, South Korea, and Indonesia.

2	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

Emerging market equities sold-off in May 2019, driven by the breakdown in U.S.-China trade negotiations. A less constructive outlook for global trade negatively impacted oil prices amid mounting concerns about oversupply and low demand. Meanwhile, Indian Prime Minister Modi was reelected for a second five-year term, which was a positive catalyst for Indian equities during the second quarter of 2019. The resumption of U.S.-China trade negotiations in June 2019 alongside falling oil inventories and increased expectations for easing monetary policy in the developed world, especially in the U.S., led emerging market equities to recover through June 2019.

Emerging market equity returns, as measured by the MSCI Emerging Markets Index, were negative from July 2019 through August 2019, in both local and USD terms. Slowing growth in major global economies, and U.S. President Trump’s announcement of additional tariffs on Chinese goods negatively impacted emerging market equities. Signs of economic slowdown in China were the major headwind on emerging market equity returns: Chinese manufacturing activity contracted, and the nation’s GDP growth slowed to 6.2%, marking the weakest quarterly pace since 1992. The escalation of the U.S.-China trade dispute in early August 2019 led China’s currency to weaken beyond the psychologically important level of 7 yuan-to-USD. Central banks in several other emerging market countries, including South Korea, Indonesia, South Africa, India, Mexico, Turkey, Brazil, and Thailand, cut their benchmark rates, reflecting weakening global trade and demand. South Korea was also negatively impacted by trade disputes on two fronts — U.S.-China trade tensions dampened exports of technology inputs and other components to China, and Japan removed South Korea from its list of preferred trading partners. Falling oil prices were also a drag on emerging market equity market returns and concerns about oversupply were a headwind for major oil exporters, like Mexico and Colombia.

WisdomTree Trust	3

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2019 to August 31, 2019. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	94.8%
Exchange-Traded Fund	4.1%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.07%, 9/26/19	48.0%
U.S. Treasury Bill, 2.13%, 9/5/19	46.8%
WisdomTree Floating Rate Treasury Fund (USFR)	4.1%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 42 of this report

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the ‘‘Fund’’) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the ‘‘Index’’). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 6.09% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). The last twelve months featured a “strong dollar” environment in foreign exchange markets, where the value of the U.S. dollar strengthened relative to a broad basket of foreign currencies. Elevated uncertainty in global equity markets, marked by geopolitical risks and a global economic slowdown, increased demand for what investors perceive to be high quality and safe investments, such as dollar-denominated U.S. Treasury securities. The increased demand strengthened the U.S. dollar further, especially as foreign investors would have to use their currencies to buy U.S. dollars and then purchase U.S. Treasury debt and other U.S. dollar-denominated assets. The Fund’s short positioning to European currencies, such as the Euro and British pound, were particularly additive due to geopolitical and economic uncertainties in the region weighing on the relative strength of each. The Fund’s positioning with respect to the Japanese yen and Mexican peso were primary detractors from Fund performance.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,038.40	0.50%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.09%	2.49%	4.08%	3.56%
Fund Market Price Returns	6.63%	2.67%	4.19%	3.66%
Bloomberg Dollar Total Return Index	5.36%	2.19%	4.12%	3.69%
Bloomberg Dollar Spot Index	2.89%	0.80%	3.39%	3.13%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	68.2%
Repurchase Agreement	30.6%
Exchange-Traded Fund	4.5%
Other Assets less Liabilities‡	-3.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.16%, 9/5/19	34.6%
U.S. Treasury Bill, 2.07%, 9/26/19	33.6%
Citigroup, Inc., tri-party repurchase agreement, 2.18%, 9/3/19††	30.6%
WisdomTree Floating Rate Treasury Fund (USFR)	4.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 42 of this report.

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -1.59% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). During the past fiscal year, the Fund’s performance was driven primarily by Chinese yuan’s fluctuation due to the U.S.-China trade war. The Chinese yuan was relatively stable during the fourth quarter of 2018. However, in early January 2019, the Chinese yuan had a sharp up-tick, an appreciation of 1.5% due to a weakened U.S. dollar and investors’ optimism for a U.S.-China trade deal. The intensification of the U.S.-China trade war led to the depreciation of yuan in August 2019, when the People’s Bank of China set the currency’s daily exchange rate to more than 7 Chinese yuan to 1 U.S. dollar. The Fund fell 1.9% after the devaluation of yuan in one day. The aggravated relationship between the U.S. and China resulted in a further depreciation of the yuan, which contributed to the Fund’s negative return overall during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$946.60	0.45%	$2.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-1.59%	0.90%	-0.13%	0.70%
Fund Market Price Returns	-1.40%	0.89%	-0.13%	0.68%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	-1.51%	1.61%	0.92%	1.57%
Chinese yuan	-3.90%	-2.05%	-2.82%	-0.40%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	71.2%
Repurchase Agreement	27.9%
Exchange-Traded Fund	4.0%
Other Assets less Liabilities‡	-3.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.07%, 9/26/19	36.3%
U.S. Treasury Bill, 2.16%, 9/5/19	34.9%
Citigroup, Inc., tri-party repurchase agreement, 2.18%, 9/3/19††	27.9%
WisdomTree Floating Rate Treasury Fund (USFR)	4.0%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see page 42 of this report.

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Currency Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 3.12% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). During the past fiscal year, the Fund’s performance was driven primarily by emerging market’s currency fluctuations. In particular, the currencies include the Brazilian real, Chilean peso, Colombian peso, and Mexican peso from Latin America; Chinese yuan, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, South Korean won, Taiwanese dollar, and Thai baht from Asia; Polish zloty, Russian ruble, South African rand, and Turkish lira from Europe, the Middle East, and Africa, respectively. During the fourth quarter of 2018 and first quarter of 2019, the Fund generated a positive return due to global investors’ optimism of a trade deal between the U.S. and China as well as an optimistic outlook for economic growth in emerging markets. However, since the escalation of the U.S.-China trade war in June 2019, poor growth expectation for emerging markets led to the depreciation of emerging market currencies. As central banks across emerging markets started cutting rates, the value of emerging market currencies rebounded to offset the loss.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$977.40	0.55%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	3.12%	1.03%	-1.93%	-0.38%
Fund Market Price Returns	3.00%	0.92%	-2.01%	-0.42%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	2.58%	1.69%	-1.05%	0.42%
Equal-Weighted Emerging Currency Composite	4.23%	1.95%	-1.05%	0.49%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
China	7.3%
Brazil	7.0%
India	7.0%
United Arab Emirates	5.8%
Russia	5.8%
Colombia	5.1%
Mexico	4.7%
Peru	4.6%
Turkey	4.6%
Chile	4.0%
Indonesia	3.9%
Luxembourg	3.3%
United States	3.0%
Israel	2.7%
Thailand	2.6%
South Korea	2.5%
Kazakhstan	2.4%
Saudi Arabia	2.3%
Netherlands	2.1%
Argentina	2.0%
South Africa	1.9%
Morocco	1.6%
Singapore	1.6%
Panama	1.4%
Philippines	1.4%
Egypt	1.2%
Malaysia	1.2%
Vietnam	1.1%
Kuwait	0.8%
Ghana	0.6%
Nigeria	0.5%
Zambia	0.5%
Jamaica	0.4%
Other Assets less Liabilities‡	3.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Abu Dhabi National Energy Co. PJSC, 4.38%, 6/22/26, Reg S	3.0%
U.S. Treasury Bond, 3.50%, 2/15/39	3.0%
Woori Bank, 4.75%, 4/30/24, Reg S	1.9%
KazMunayGas National Co. JSC, 4.75%, 4/19/27, Reg S	1.8%
Bank of China Ltd., 5.00%, 11/13/24, Reg S	1.8%
Reliance Industries Ltd., 3.67%, 11/30/27	1.8%
Bharti Airtel Ltd., 4.38%, 6/10/25, Reg S	1.8%
Cemex S.A.B. de C.V., 7.75%, 4/16/26, Reg S	1.8%
PTTEP Treasury Center Co., Ltd., 4.60%, 7/17/22, Reg S	1.7%
China Construction Bank Corp., 3.88%, 5/13/25, Reg S	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned 10.69% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). The largest contributors to the Fund’s performance were its overweight positions in Brazil, Turkey, and Russia. The largest detractors to the Fund’s performance were its positions in Argentina and Jamaica. The Fund’s performance was driven largely by the rate movement across emerging markets. Due to the escalation of the U.S.-China trade war, the uncertainty of Brexit, and the falling expectation of global economic growth, most emerging markets rates fell. This led to a higher return on emerging market corporate bonds with bond coupons contributing significantly to the returns. During the fiscal year, emerging market corporate bonds in general rallied as investors fled to the asset class to capture price increases as interest rates on emerging market corporate bonds fell.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,054.20	0.60%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.69%	4.57%	3.01%	4.13%
Fund Market Price Returns	10.92%	4.88%	2.94%	4.13%
JP Morgan CEMBI Diversified Index	11.58%	5.13%	4.96%	5.30%
JP Morgan CEMBI Broad Index[2]	11.85%	5.30%	5.06%	5.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

[2]

Prior to January 1, 2018, the Fund’s comparative broad-based index was the JP Morgan CEMBI Broad Index. Effective January 1, 2018, the Fund’s comparative broad-based index was changed to the JP Morgan CEMBI Diversified Index, which WisdomTree Asset Management, Inc., the Fund’s adviser, believes is a more appropriate performance comparison.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Brazil	11.1%
Indonesia	10.6%
Poland	6.9%
Colombia	6.8%
Mexico	6.6%
Supranational Bonds	6.4%
Russia	6.2%
Thailand	4.8%
South Africa	4.6%
Chile	3.7%
Peru	3.6%
India	3.6%
Turkey	3.4%
China	3.4%
Philippines	2.0%
Malaysia	2.0%
Hungary	1.9%
Romania	1.9%
Argentina	0.4%
United States	6.8%
Other Assets less Liabilities‡	3.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 2.18%, 9/3/19††	6.8%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Series F	3.0%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	2.1%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/25, Series F	1.9%
Indonesia Treasury Bond, 8.75%, 5/15/31, Series FR73	1.8%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/27, Series F	1.8%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	1.8%
Colombian TES, 10.00%, 7/24/24, Series B	1.7%
Indonesia Treasury Bond, 8.25%, 6/15/32, Series FR58	1.7%
Indonesia Treasury Bond, 8.38%, 3/15/24, Series FR70	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned 11.54% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). The largest contributor to the Fund’s performance was its overweight position in Brazil. The largest detractor to the Fund’s performance was its position in Argentina. The Fund’s performance was driven largely by the rate movement across emerging markets region. Due to the escalation of the U.S.-China trade war, the uncertainty of Brexit, and the falling expectation of global economic growth, most developed market rates fell significantly. During the first and second quarter of 2019, the decline of rates in the developed market led to a fall in emerging markets rates. There is an inverse relationship between bond rates and bond prices (i.e. when bond rates rise, bond prices fall, and vice-versa), as a result, these rate movements contributed positively to the Fund’s performance for the fiscal year as emerging market rates fell which led to an increase in the overall valuation of the bonds held in the Fund’s portfolio.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,018.90	0.55%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.54%	2.22%	-1.21%	0.41%
Fund Market Price Returns	11.05%	2.16%	-1.20%	0.29%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	11.91%	3.42%	-0.69%	1.15%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	99.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 2.10%, 4/30/21	27.3%
U.S. Treasury Floating Rate Note, 2.08%, 1/31/21	27.2%
U.S. Treasury Floating Rate Note, 2.01%, 10/31/20	26.8%
U.S. Treasury Floating Rate Note, 2.18%, 7/31/21	18.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 2.06% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). The floating rate nature of this strategy has allowed the Fund to benefit from rising short-term U.S. rates while minimizing the impact of a gradual rate hike by the U.S. Federal Reserve (the “Fed”). Over the fiscal year, the Fed raised rates twice and then began to enact rate cuts (with one rate cut occurring toward the end of the fiscal year) due to global economic concerns. During a falling rate environment, the spreads of the floating rate notes increased due to less demand at the individual note auctions. This caused higher yields over its U.S. T-bill counterparts and helped to dampen an otherwise falling treasury yield curve. During the fiscal year, yields on U.S. Treasuries declined as follows: the 10-year yield fell from 2.86% to 1.50%, the 5-year yield decreased from 2.74% to 1.39%, the 2-year yields decreased from 2.62% to 1.50%, and the 3-month yield decreased from 2.11% to 1.99%.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,010.00	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.77

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	2.06%	1.48%	0.94%	0.84%
Fund Market Price Returns	2.02%	1.59%	0.97%	0.82%
Bloomberg U.S. Treasury Floating Rate Bond Index	2.23%	1.67%	1.11%	1.00%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	84.7%
Foreign Corporate Bonds	12.6%
Other Assets less Liabilities‡	2.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Sprint Corp., 7.88%, 9/15/23	0.9%
Community Health Systems, Inc., 6.25%, 3/31/23	0.7%
Tenet Healthcare Corp., 8.13%, 4/1/22	0.6%
Univision Communications, Inc., 5.13%, 5/15/23	0.6%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	0.6%
EMC Corp., 3.38%, 6/1/23	0.5%
Intelsat Connect Finance S.A., 9.50%, 2/15/23	0.5%
T-Mobile USA, Inc., 4.00%, 4/15/22	0.5%
Nielsen Finance LLC, 5.00%, 4/15/22	0.4%
Solera LLC, 10.50%, 3/1/24	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term non-investment grade U.S. corporate fixed income securities having effective maturities generally shorter than five years and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 1.68% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). As interest rates fell dramatically over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts it used to hedge out the duration exposure of the Fund’s long bond positions. As a result, the Fund’s zero duration strategy was a drag on performance. Due to a flat and inverted yield curve during the period, the Fund at times benefited from hedging out its duration exposure, net of the interest earned from the collateral posted for the futures contracts. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The Fund’s positions in longer-term corporates benefited more so than the shorter-term corporates. High yield spreads widened leading into the end of 2018, as the market faced a risk-off environment, causing high yield corporates to underperform. However, from the beginning of 2019 to the end of the fiscal year, high yield spreads tightened, and high yield corporates began to outperform.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,009.10	0.43%	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.68%	5.00%	3.50%	3.42%
Fund Market Price Returns	1.61%	5.00%	3.39%	3.40%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	1.57%	5.76%	3.85%	3.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	35.3%
U.S. Government Agencies	29.3%
U.S. Corporate Bonds	23.7%
Foreign Corporate Bonds	4.0%
Commercial Mortgage-Backed Securities	2.0%
Foreign Government Agencies	1.7%
Foreign Government Obligations	1.1%
Supranational Bonds	1.1%
Asset-Backed Securities	0.4%
Municipal Bonds	0.4%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Bond, 2.50%, 5/15/46	1.0%
U.S. Treasury Note, 1.75%, 5/15/23	0.9%
U.S. Treasury Note, 1.50%, 8/15/26	0.9%
Federal Home Loan Mortgage Corp., 2.38%, 1/13/22	0.9%
U.S. Treasury Note, 2.13%, 3/31/24	0.8%
U.S. Treasury Note, 2.50%, 3/31/23	0.8%
U.S. Treasury Note, 2.00%, 4/30/24	0.7%
U.S. Treasury Note, 1.63%, 11/15/22	0.6%
U.S. Treasury Bond, 6.88%, 8/15/25	0.6%
U.S. Treasury Note, 2.25%, 4/30/21	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 2.69% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). As interest rates fell dramatically over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts it used to hedge out the duration exposure of the Fund’s long bond positions. As a result, the Fund’s zero duration strategy was a drag on performance. Due to a flat and inverted yield curve during the period, the Fund at times benefited from hedging out its duration exposure, net of the interest earned from the collateral posted for the futures contracts. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The Fund’s long positions in long-term bonds and corporates benefited performance and helped to offset larger losses from the futures contracts, as spreads tightened and corporates outperformed during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,016.70	0.23%	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	2.69%	2.32%	1.32%	1.31%
Fund Market Price Returns	2.32%	2.36%	1.30%	1.33%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	2.20%	2.24%	1.56%	1.63%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	85.7%
Foreign Corporate Bonds	10.9%
Other Assets less Liabilities‡	3.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Community Health Systems, Inc., 6.25%, 3/31/23	0.9%
Sprint Corp., 7.88%, 9/15/23	0.9%
Cirsa Finance International SARL, 7.88%, 12/20/23	0.6%
Altice Financing S.A., 6.63%, 2/15/23	0.6%
Tenet Healthcare Corp., 8.13%, 4/1/22	0.6%
CSC Holdings LLC, 5.38%, 7/15/23	0.6%
Altice Luxembourg S.A., 7.75%, 5/15/22	0.6%
Ardagh Packaging Finance PLC, 4.63%, 5/15/23	0.6%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	0.6%
Veritas US, Inc., 10.50%, 2/1/24	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Negative Duration High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term non-investment grade U.S. corporate fixed income securities having effective maturities generally shorter than five years and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates negative seven years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -8.18% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). As interest rates fell dramatically over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts it used to hedge out the duration exposure of the Fund’s long bond positions. As a result, the Fund’s negative duration strategy was a drag on performance. Due to a flat and inverted yield curve during the period, the Fund at times benefited from hedging out its duration exposure, net of the interest earned from the collateral posted for the futures contracts. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The Fund’s positions in longer-term corporates benefited more so than the shorter-term corporates. High yield spreads widened leading into the end of 2018, as the market faced a risk-off environment causing high yield corporates to underperform. However, from the beginning of 2019 to the end of the fiscal year, high yield spreads tightened, and high yield corporates began to outperform.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$918.80	0.48%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.48%	$2.45

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-8.18%	3.29%	0.29%	-0.77%
Fund Market Price Returns	-9.61%	2.99%	-0.14%	-0.99%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	-7.90%	4.41%	1.21%	0.43%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	31.1%
U.S. Government Agencies	30.4%
U.S. Corporate Bonds	24.4%
Foreign Corporate Bonds	4.2%
Commercial Mortgage-Backed Securities	2.6%
Foreign Government Agencies	1.1%
Foreign Government Obligations	0.9%
Supranational Bonds	0.9%
Asset-Backed Securities	0.7%
Municipal Bonds	0.4%
U.S. Government Agencies Sold Short	-1.8%
Other Assets less Liabilities‡	5.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Note, 1.63%, 10/31/23	1.3%
U.S. Treasury Note, 1.38%, 9/30/23	1.0%
U.S. Treasury Note, 2.13%, 2/29/24	0.8%
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	0.7%
U.S. Treasury Note, 2.00%, 2/15/25	0.7%
U.S. Treasury Note, 2.13%, 11/30/23	0.7%
U.S. Treasury Note, 3.13%, 5/15/21	0.7%
U.S. Treasury Note, 1.75%, 11/30/21	0.7%
U.S. Treasury Note, 2.13%, 8/15/21	0.6%
U.S. Treasury Note, 2.88%, 8/15/28	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Negative Duration U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates negative five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -3.98% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). As interest rates fell dramatically over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts it used to hedge out the duration exposure of the Fund’s long bond positions. In addition, the Fund’s negative duration strategy was a drag on performance. Due to a flat and inverted yield curve during the period, the Fund at times benefited from hedging out its duration exposure, net of the interest earned from the collateral posted for the futures contracts. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The Fund’s long positions in long-term bonds and corporates benefited performance and helped to offset larger losses from the futures contracts, as spreads tightened and corporates outperformed during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$952.20	0.28%	$1.38
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.98%	0.99%	-0.72%	-1.64%
Fund Market Price Returns	-4.13%	1.05%	-0.71%	-1.56%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	-4.24%	1.21%	-0.29%	-1.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

Country Breakdown†

Country	% of Net Assets
United States	46.3%
Germany	11.5%
Italy	8.2%
United Kingdom	7.8%
France	5.9%
Japan	3.3%
Canada	3.0%
Spain	2.6%
Austria	1.6%
Belgium	1.6%
Supranational Bonds	1.5%
Luxembourg	1.3%
Ireland	1.2%
Netherlands	1.1%
Poland	0.4%
Sweden	0.2%
Finland	0.2%
Switzerland	0.2%
Other Assets less Liabilities‡	2.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)	42.8%
United Kingdom Gilt, 1.75%, 9/7/37, Reg S	2.0%
Italy Buoni Poliennali Del Tesoro, 2.30%, 10/15/21, Reg S	1.7%
Italy Buoni Poliennali Del Tesoro, 0.05%, 4/15/21	1.5%
United Kingdom Gilt, 1.50%, 1/22/21, Reg S	1.3%
HeidelbergCement Finance Luxembourg S.A., 1.50%, 6/14/27, Reg S	1.3%
United Kingdom Gilt, 1.63%, 10/22/71, Reg S	1.3%
Japan Government Ten Year Bond, 0.10%, 6/20/28, Series 351	1.1%
Spain Government Bond, 1.40%, 7/30/28, Reg S	1.1%
French Republic Government Bond OAT, 3.25%, 5/25/45, Reg S	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree fund, please see pages 95-128 of this report.

The WisdomTree Yield Enhanced Global Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Global Aggregate Enhanced Yield Index (USD Hedged) (the ‘‘Index’’). In seeking to track the Index, the Fund mainly invests in global investment grade fixed income securities while attempting to neutralize the exposure to the fluctuation in the value of foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and and other characteristics of the Index as a whole. The Fund may invest in exchange-traded funds (each, an ‘‘Underlying Fund’’) that invests in component securities of the Index or securities that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Fund returned 13.24% at net asset value (“NAV”) for the fiscal period from December 13, 2018 (commencement of operations) through August 31, 2019 (for more complete performance information please see the table below). Its position in U.S. fixed income, proxied by its investment in the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, was additive for performance, as it was able to outpace the broader bond market during a period where fixed income investments were in high demand. Elevated uncertainty in global equity markets, marked by geopolitical risks and an economic slowdown, increased demand for what investors perceived to be higher quality investments, such as developed market sovereign debt and investment grade corporate debt. As a result, the Fund’s positions in global corporate, government, mortgage-backed, and U.S. Treasury debt aided performance due to the increased global demand for yield. During the fiscal period, the Fund utilized forward foreign currency contracts to offset applicable international currency exposure from positions in international bonds. The Fund’s use of forward foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against applicable international currencies during the fiscal period.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,104.50	0.14%[1]	$0.74
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	0.14%[1]	$0.71
[1]

WisdomTree Asset Management, Inc. has contractually agreed to waive a portion of its management fee in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investments in each Underlying Fund through December 31, 2021, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason. The “Annualized Net Expense Ratio” does not include the impact of AFFEs. Had AFFEs been included (as shown in the net expense ratio in the Fund’s prospectus) the “Annualized Net Expense Ratio” would have been higher.

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	13.24%
Fund Market Price Returns	12.40%
Bloomberg Barclays Global Aggregate Enhanced Yield Index (USD Hedged)	13.57%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	10.12%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 13, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	36.2%
U.S. Government Agencies	22.5%
U.S. Government Obligations	19.7%
Foreign Corporate Bonds	7.9%
Commercial Mortgage-Backed Securities	7.0%
Asset-Backed Securities	2.7%
Foreign Government Obligations	2.3%
Municipal Bonds	0.5%
Foreign Government Agencies	0.3%
Supranational Bonds	0.1%
Repurchase Agreement	1.3%
Other Assets less Liabilities‡	-0.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 2.18%, 9/3/19††	1.3%
Federal National Mortgage Association, 3.50%, 5/1/49	0.6%
Federal National Mortgage Association, 3.50%, 6/1/49	0.5%
Federal National Mortgage Association, 3.00%, 8/1/49	0.5%
U.S. Treasury Note, 2.38%, 2/29/24	0.4%
U.S. Treasury Note, 1.75%, 6/15/22	0.4%
U.S. Treasury Note, 1.50%, 8/31/21	0.4%
U.S. Treasury Note, 1.13%, 9/30/21	0.4%
U.S. Treasury Note, 1.88%, 10/31/22	0.4%
U.S. Treasury Note, 2.00%, 12/31/21	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 11.92% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). Falling rates over the fiscal year positively affected performance due to the Fund’s longer duration relative to the benchmark. Investment grade spreads widened from the beginning of the fiscal year through the end of 2018, but then tightened for the remainder of the fiscal year, remaining relatively unchanged overall. The Fund’s overweight to investment grade credit securities and underweight to U.S. Treasury securities contributed positively to performance as a result. From a sector perspective, the Fund’s overweight to Energy sector corporate bonds contributed negatively to performance as oil prices fell over the fiscal year. However, the Fund’s sector overweight to Financials contributed positively to performance. The Fund’s position in longer-term corporate bonds contributed positively to performance while its position in shorter-term government bonds contributed less positively to performance. In addition, the Fund benefited from its overweight to Baa-rated bonds (rating levels from Aaa through Baa — ranked highest to lowest — constitute the “investment grade” portion of the credit spectrum) as spreads tightened throughout the bottom tier of the investment grade spectrum.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,098.20	0.12%[1]	$0.63
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	11.92%	3.68%	4.52%
Fund Market Price Returns	11.93%	3.63%	4.53%
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	12.09%	3.98%	4.74%
Bloomberg Barclays U.S. Aggregate Index	10.17%	3.09%	3.75%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	46.5%
U.S. Government Obligations	29.0%
Commercial Mortgage-Backed Securities	10.4%
Foreign Corporate Bonds	8.8%
Asset-Backed Securities	2.4%
Foreign Government Obligations	1.7%
U.S. Government Agencies	0.5%
Supranational Bonds	0.1%
Foreign Government Agencies	0.0%	*
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Note, 2.13%, 3/31/24	2.3%
U.S. Treasury Note, 2.00%, 5/31/24	2.3%
U.S. Treasury Note, 2.50%, 8/15/23	2.1%
U.S. Treasury Note, 2.25%, 3/31/21	2.0%
U.S. Treasury Note, 2.88%, 9/30/23	1.9%
JP Morgan Chase Commercial Mortgage Securities Trust, 4.17%, 12/15/46, Series 2013-C16, Class A4	1.7%
U.S. Treasury Bond, 7.63%, 11/15/22	1.6%
U.S. Treasury Note, 2.00%, 2/28/21	1.6%
U.S. Treasury Note, 2.75%, 8/31/23	1.5%
U.S. Treasury Note, 1.75%, 7/31/24	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 6.43% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). Falling rates over the fiscal year positively affected performance due to the Fund’s longer duration relative to the benchmark. Investment grade spreads widened from the beginning of the fiscal year through the end of 2018, but then tightened for the remainder of the fiscal year, remaining relatively unchanged overall. The Fund’s overweight to investment grade credit securities and underweight to U.S. Treasury securities contributed positively to performance as a result. From a sector perspective, the Fund’s overweight to Energy sector corporate bonds contributed negatively to performance as oil prices fell over the fiscal year. However, the Fund’s sector overweight to Financials contributed positively to performance. The Fund’s position in intermediate term corporate bonds contributed positively to performance while its position in short term government bonds contributed less positively to performance. In addition, the Fund benefited from its overweight to Baa-rated bonds (rating levels from Aaa through Baa — ranked highest to lowest — constitute the “investment grade” portion of the credit spectrum) as spreads tightened throughout the bottom tier of the investment grade spectrum.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,042.40	0.12%[1]	$0.62
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	6.43%	2.93%
Fund Market Price Returns	6.28%	2.93%
Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index	6.76%	3.22%
Bloomberg Barclays U.S. Short Aggregate Composite Index	5.99%	2.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	96.9%
Other Assets less Liabilities‡	3.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.94%, 11/21/19	96.9%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE Russell 2000 PutWrite Index (the ‘‘Index’’), utilizing a strategy of writing put options on the Russell 2000 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e. writing) a sequence of one-month, at-the-money, Russell 2000 Index put options.

The Fund returned -9.39% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). U.S. equity markets saw significant periods of volatility during the past fiscal year, where the Russell 2000 Index often lost value in short periods of time, which means that the Fund’s underlying put options would finish “in-the-money” and the Fund would have to pay the option buyer the difference between the option strike price and the value of the Russell 2000 Index. That payment, coupled with the volatility in the market, significantly hampered performance. Small-cap equities, represented by the Russell 2000 Index, were especially sensitive to negative market sentiment, periods of risk-off appetite, and news related to the U.S.-China trade war. The premiums received from writing put options each month during the fiscal period did provide modest downside protection. As a result, the Fund’s performance for the fiscal year was better than the performance of the Russell 2000 Index.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,037.20	0.43%[1]	$2.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%[1]	$2.19
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through December 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-9.39%	-2.55%
Fund Market Price Returns	-9.37%	-2.57%
CBOE Russell 2000 PutWrite Index	-8.52%	-1.73%
Russell 2000® Index	-12.89%	-2.11%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on February 1, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	97.6%
Other Assets less Liabilities‡	2.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.95%, 11/14/19	64.6%
U.S. Treasury Bill, 1.91%, 11/21/19	33.0%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the ‘‘Index’’), utilizing a strategy of writing put options on the S&P 500 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e. writing) a sequence of one-month, at-the-money, S&P 500 Index put options.

The Fund returned -4.72% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). U.S. equity markets saw significant periods of volatility during the past fiscal year, where the S&P 500 Index often lost value in periods of time much shorter than the one-month lifespan of the Fund’s option contracts. The premiums received from selling put options each month were not enough to capture significant upside when the market rallied, despite modest protection on the downside, and the Fund was not able to finish the fiscal year with positive performance.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,030.80	0.38%[1]	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	0.38%[1]	$1.94
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through December 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-4.72%	4.47%	6.03%
Fund Market Price Returns	-4.79%	4.41%	5.97%
CBOE S&P 500 PutWrite Index	-4.23%	5.10%	6.64%
S&P 500® Index	2.92%	12.70%	14.88%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of August 31, 2019 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	90.6%
Other Assets less Liabilities‡	9.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.20%, 9/19/19	87.6%
U.S. Treasury Bill, 2.33%, 9/12/19	3.0%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the ‘‘Fund’’) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and invests in a combination of diversified futures contracts for commodities, currencies and interest rates.

The Fund returned -0.22% at net asset value (“NAV”) for the fiscal year ended August 31, 2019 (for more complete performance information please see the table below). The largest contributors to the Fund’s performance were its positions in natural gas and cotton. The largest detractors to the Fund’s performance were its positions in heating oil and corn. As of August 31, 2019, the Fund did not have any open exposure to either natural gas or heating oil. The Fund’s long exposure to natural gas in November 2018 captured a large spike in the price of natural gas due to its increased demand and limited storage. This position contributed significantly to the return to the Fund. The Fund’s short position in cotton also contributed to the Fund’s performance as the U.S.-China trade war intensified and the price of cotton slumped. The Fund’s long exposure to heating oil from September 1, 2018 through May 31, 2019, contributed negatively to performance due to the decreased global demand for oil and increased U.S. oil supply. The Fund’s long position in corn futures also detracted from the Fund’s performance, as U.S.-China trade frictions combined with larger-than-expected corn plantings reported by the U.S. Department of Agriculture caused corn prices to significantly fall in August 2019.

Shareholder Expense Example (for the six-month period ended August 31, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,006.40	0.65%[1]	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%[1]	$3.31
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.65% through December 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-0.22%	-0.52%	-0.81%	-2.26%
Fund Market Price Returns	-0.34%	-0.48%	-0.80%	-2.28%
Diversified Trends Indicator/WisdomTree Managed Futures Spliced Index[2]	0.76%	0.48%	0.19%	-1.20%
S&P Diversified Trends Indicator Index	0.25%	1.59%	0.88%	-0.92%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.

[2]	Diversified Trends Indicator Index through June 30, 2016; WisdomTree Managed Futures Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Bloomberg Barclays Global Aggregate Bond Index (Hedged):

The Bloomberg Barclays Global Aggregate Bond Index (Hedged) represents the Bloomberg Barclays Global Aggregate Index hedged into USD.

Bloomberg Barclays Global Aggregate Enhanced Yield Index:

The Bloomberg Barclays Global Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays Global Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays U.S. Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Aggregate Index:

The Bloomberg Barclays U.S. Aggregate Index represents the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, as well as mortgage- and asset-backed securities.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (continued)

countries that make the largest contribution to trade flows with the United States. The index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

Bond Spread:

A bond spread is the difference between the yields of two bonds with differing credit ratings. Most often, a corporate bond with a certain amount of risk is compared to a standard risk-free Treasury Bond. The bond spread will show the additional yield that could be earned from a bond which has a higher risk. Generally, bond spreads are often a good barometer of economic health - widening (bad) and narrowing (good).

CBOE® Russell 2000 PutWrite Index:

The CBOE® Russell 2000 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) Russell 2000® Index put options and investing the sale proceeds in one-month Treasury bills.

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Consumer Price Index:

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Diversified Trends Indicator Index:

The Diversified Trends Indicator (“DTI”) Index is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

Gross Domestic Product:

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread:

The ICE BofA Merrill Lynch Option-Adjusted Spreads (“OAS”) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond weighted by market capitalization. The ICE BofA Merrill Lynch U.S. Corporate Master OAS uses an index of bonds that are considered investment grade (those rated BBB or better) and the ICE BofA Merrill Lynch U.S. High Yield Master OAS uses an index of bonds that are below investment grade (those rated BB or below).

JP Morgan CEMBI Broad Index:

The JP Morgan CEMBI Broad Index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan CEMBI Diversified Index:

The JP Morgan CEMBI Diversified Index is an alternatively weighted version of the JP Morgan CEMBI Index (a comprehensive U.S. dollar-denominated emerging market corporate bond index) which limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

MSCI Emerging Markets Index:

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

Purchasing Managers’ Index:

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.

Risk-on and Risk-off:

Investors’ appetites for risk rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e. “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e. “Risk-off”).

Russell 2000® Index:

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

S&P Diversified Trends Indicator Index:

The S&P Diversified Trends Indicator Index is a diversified composite of global commodity and financial futures that are highly liquid.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign exchange contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Brazilian real spot return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot and the beginning of period spot rate using

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

WM/Reuters London closing rates. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Managed Futures Index:

The WisdomTree Managed Futures Index is a long/short, rules-based index designed to provide exposure to a portfolio consisting of diversified futures contracts for commodities, currencies and interest rates. On a monthly basis, assets with lower realized volatility will be selected, and a determination to go long or short the futures contracts of the selected assets under a proprietary composite momentum framework will be made. The composite momentum framework incorporates multiple momentum signals to decide the direction and weight in the index.

* * * * * *

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) or Bloomberg licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto — whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Investors should consider obtaining independent advice before making any financial decisions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill

Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval.

WisdomTree Trust	25

Description of Terms and Indexes (unaudited) (concluded)

The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE Russell 2000 PutWrite Index (“Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by WisdomTree. The WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (the “Fund”) is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together, the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to WisdomTree or its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 PutWrite Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

26	WisdomTree Trust

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 94.8%

U.S. Treasury Bills – 94.8%

U.S. Treasury Bills
2.13%, 9/5/19*	$21,056,000	$21,053,927
2.07%, 9/26/19*	21,618,000	21,591,378
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $42,638,582)		42,645,305
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.1%

United States – 4.1%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,857,448)	74,000	$1,854,440

TOTAL INVESTMENTS IN SECURITIES – 98.9% (Cost: $44,496,030)		44,499,745

Other Assets less Liabilities – 1.1%		474,035

NET ASSETS – 100.0%		$44,973,780
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/5/2019	689,430	AUD	464,317	USD	$—	$(5)
Bank of America N.A.	9/5/2019	1,402,800	CAD	1,053,636	USD	25	—
Bank of America N.A.	9/5/2019	416,430	CHF	420,803	USD	—	(24)
Bank of America N.A.	9/5/2019	1,929,060	CNH	269,400	USD	13	—
Bank of America N.A.	9/5/2019	2,633,820	EUR	2,895,063	USD	—	(146)
Bank of America N.A.	9/5/2019	804,510	GBP	978,987	USD	—	(18)
Bank of America N.A.	9/5/2019	13,790,490	INR	193,124	USD	—	(21)
Bank of America N.A.	9/5/2019	182,516,250	JPY	1,718,335	USD	—	(178)
Bank of America N.A.	9/5/2019	410,773,440	KRW	339,132	USD	8	—
Bank of America N.A.	9/5/2019	17,994,480	MXN	897,664	USD	40	—
Bank of America N.A.	9/5/2019	546,502	USD	798,000	AUD	9,071	—
Bank of America N.A.	9/5/2019	1,231,162	USD	1,623,300	CAD	11,880	—
Bank of America N.A.	9/5/2019	485,238	USD	480,900	CHF	—	(684)
Bank of America N.A.	9/5/2019	322,768	USD	2,231,250	CNH	11,150	—
Bank of America N.A.	9/5/2019	3,379,950	USD	3,045,000	EUR	33,092	—
Bank of America N.A.	9/5/2019	1,132,752	USD	930,300	GBP	715	—
Bank of America N.A.	9/5/2019	229,604	USD	15,962,100	INR	6,094	—
Bank of America N.A.	9/5/2019	1,944,435	USD	210,996,450	JPY	—	(41,827)
Bank of America N.A.	9/5/2019	402,091	USD	475,311,900	KRW	9,668	—
Bank of America N.A.	9/5/2019	1,080,990	USD	20,822,550	MXN	42,200	—
Bank of America N.A.	10/4/2019	479,163	USD	710,850	AUD	—	(7)
Bank of America N.A.	10/4/2019	1,077,167	USD	1,433,460	CAD	—	(28)
Bank of America N.A.	10/4/2019	422,367	USD	416,850	CHF	26	—
Bank of America N.A.	10/4/2019	2,953,756	USD	2,681,070	EUR	130	—
Bank of America N.A.	10/4/2019	988,942	USD	811,650	GBP	—	(5)
Bank of America N.A.	10/4/2019	202,303	USD	14,501,550	INR	—	(127)
Bank of America N.A.	10/4/2019	1,705,585	USD	180,768,000	JPY	171	—
Bank of America N.A.	10/4/2019	353,594	USD	427,980,000	KRW	—	(35)
Bank of America N.A.	10/4/2019	958,940	USD	19,320,000	MXN	—	(36)
Bank of America N.A.	10/10/2019	283,173	USD	2,030,070	CNH	—	(22)
Citibank N.A.	9/5/2019	617,000	AUD	418,884	USD	—	(3,351)
Citibank N.A.	9/5/2019	689,430	AUD	464,326	USD	—	(14)
Citibank N.A.	9/5/2019	1,255,000	CAD	950,562	USD	—	(7,915)
Citibank N.A.	9/5/2019	1,402,800	CAD	1,053,644	USD	17	—
Citibank N.A.	9/5/2019	372,000	CHF	383,253	USD	—	(7,368)
Citibank N.A.	9/5/2019	416,430	CHF	420,808	USD	—	(29)
Citibank N.A.	9/5/2019	1,724,000	CNH	242,858	USD	—	(2,083)
Citibank N.A.	9/5/2019	1,929,060	CNH	269,429	USD	—	(15)
Citibank N.A.	9/5/2019	2,353,000	EUR	2,640,897	USD	—	(54,638)
Citibank N.A.	9/5/2019	2,633,820	EUR	2,895,105	USD	—	(188)

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	9/5/2019	719,000	GBP	865,710	USD	$9,206	$—
Citibank N.A.	9/5/2019	804,510	GBP	978,994	USD	—	(26)
Citibank N.A.	9/5/2019	12,336,000	INR	173,210	USD	—	(474)
Citibank N.A.	9/5/2019	13,790,490	INR	192,256	USD	847	—
Citibank N.A.	9/5/2019	163,060,000	JPY	1,546,595	USD	—	(11,594)
Citibank N.A.	9/5/2019	182,516,250	JPY	1,718,295	USD	—	(138)
Citibank N.A.	9/5/2019	367,326,000	KRW	302,700	USD	569	—
Citibank N.A.	9/5/2019	410,773,440	KRW	339,342	USD	—	(203)
Citibank N.A.	9/5/2019	16,092,000	MXN	826,003	USD	—	(23,209)
Citibank N.A.	9/5/2019	17,994,480	MXN	897,685	USD	19	—
Citibank N.A.	9/5/2019	546,359	USD	798,000	AUD	8,927	—
Citibank N.A.	9/5/2019	67,596	USD	100,000	AUD	249	—
Citibank N.A.	9/5/2019	1,230,748	USD	1,623,300	CAD	11,466	—
Citibank N.A.	9/5/2019	154,165	USD	205,000	CAD	187	—
Citibank N.A.	9/5/2019	484,901	USD	480,900	CHF	—	(1,021)
Citibank N.A.	9/5/2019	66,144	USD	65,000	CHF	465	—
Citibank N.A.	9/5/2019	322,866	USD	2,231,250	CNH	11,249	—
Citibank N.A.	9/5/2019	40,190	USD	285,000	CNH	387	—
Citibank N.A.	9/5/2019	3,379,807	USD	3,045,000	EUR	32,948	—
Citibank N.A.	9/5/2019	438,101	USD	395,000	EUR	3,943	—
Citibank N.A.	9/5/2019	1,133,185	USD	930,300	GBP	1,149	—
Citibank N.A.	9/5/2019	147,122	USD	120,000	GBP	1,100	—
Citibank N.A.	9/5/2019	229,952	USD	15,962,100	INR	6,442	—
Citibank N.A.	9/5/2019	27,700	USD	1,995,000	INR	—	(235)
Citibank N.A.	9/5/2019	1,944,173	USD	210,996,450	JPY	—	(42,089)
Citibank N.A.	9/5/2019	258,058	USD	27,440,000	JPY	—	(255)
Citibank N.A.	9/5/2019	400,212	USD	475,311,900	KRW	7,789	—
Citibank N.A.	9/5/2019	49,575	USD	60,000,000	KRW	38	—
Citibank N.A.	9/5/2019	1,080,326	USD	20,822,550	MXN	41,535	—
Citibank N.A.	9/5/2019	132,070	USD	2,625,000	MXN	1,115	—
Citibank N.A.	10/4/2019	479,176	USD	710,850	AUD	6	—
Citibank N.A.	10/4/2019	1,077,166	USD	1,433,460	CAD	—	(29)
Citibank N.A.	10/4/2019	422,380	USD	416,850	CHF	39	—
Citibank N.A.	10/4/2019	2,953,775	USD	2,681,070	EUR	148	—
Citibank N.A.	10/4/2019	988,961	USD	811,650	GBP	15	—
Citibank N.A.	10/4/2019	201,389	USD	14,501,550	INR	—	(1,040)
Citibank N.A.	10/4/2019	1,705,576	USD	180,768,000	JPY	162	—
Citibank N.A.	10/4/2019	353,819	USD	427,980,000	KRW	190	—
Citibank N.A.	10/4/2019	958,999	USD	19,320,000	MXN	24	—
Citibank N.A.	10/10/2019	283,198	USD	2,030,070	CNH	3	—
HSBC Holdings PLC	9/5/2019	689,430	AUD	464,316	USD	—	(3)
HSBC Holdings PLC	9/5/2019	1,402,800	CAD	1,053,640	USD	22	—
HSBC Holdings PLC	9/5/2019	416,430	CHF	420,806	USD	—	(27)
HSBC Holdings PLC	9/5/2019	1,929,060	CNH	269,401	USD	12	—
HSBC Holdings PLC	9/5/2019	2,633,820	EUR	2,895,055	USD	—	(138)
HSBC Holdings PLC	9/5/2019	804,510	GBP	978,986	USD	—	(17)
HSBC Holdings PLC	9/5/2019	13,790,490	INR	192,258	USD	844	—
HSBC Holdings PLC	9/5/2019	182,516,250	JPY	1,718,321	USD	—	(164)
HSBC Holdings PLC	9/5/2019	410,773,440	KRW	339,426	USD	—	(287)
HSBC Holdings PLC	9/5/2019	17,994,480	MXN	897,694	USD	10	—
HSBC Holdings PLC	9/5/2019	416,187	USD	608,000	AUD	6,715	—
HSBC Holdings PLC	9/5/2019	937,417	USD	1,236,800	CAD	8,440	—
HSBC Holdings PLC	9/5/2019	369,481	USD	366,400	CHF	—	(745)
HSBC Holdings PLC	9/5/2019	245,946	USD	1,700,000	CNH	8,523	—
HSBC Holdings PLC	9/5/2019	2,574,954	USD	2,320,000	EUR	24,967	—

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	9/5/2019	863,377	USD	708,800	GBP	$872	$—
HSBC Holdings PLC	9/5/2019	175,143	USD	12,161,600	INR	4,849	—
HSBC Holdings PLC	9/5/2019	1,481,477	USD	160,759,200	JPY	—	(31,866)
HSBC Holdings PLC	9/5/2019	304,808	USD	362,142,400	KRW	5,819	—
HSBC Holdings PLC	9/5/2019	823,221	USD	15,864,800	MXN	31,762	—
HSBC Holdings PLC	10/4/2019	479,163	USD	710,850	AUD	—	(7)
HSBC Holdings PLC	10/4/2019	1,077,163	USD	1,433,460	CAD	—	(31)
HSBC Holdings PLC	10/4/2019	422,370	USD	416,850	CHF	29	—
HSBC Holdings PLC	10/4/2019	2,953,772	USD	2,681,070	EUR	146	—
HSBC Holdings PLC	10/4/2019	988,949	USD	811,650	GBP	3	—
HSBC Holdings PLC	10/4/2019	201,343	USD	14,501,550	INR	—	(1,086)
HSBC Holdings PLC	10/4/2019	1,705,564	USD	180,768,000	JPY	150	—
HSBC Holdings PLC	10/4/2019	353,787	USD	427,980,000	KRW	158	—
HSBC Holdings PLC	10/4/2019	958,993	USD	19,320,000	MXN	18	—
HSBC Holdings PLC	10/10/2019	283,191	USD	2,030,070	CNH	—	(4)
JP Morgan Chase Bank N.A.	9/5/2019	689,430	AUD	464,318	USD	—	(6)
JP Morgan Chase Bank N.A.	9/5/2019	1,402,800	CAD	1,053,637	USD	24	—
JP Morgan Chase Bank N.A.	9/5/2019	416,430	CHF	420,805	USD	—	(26)
JP Morgan Chase Bank N.A.	9/5/2019	1,929,060	CNH	269,405	USD	8	—
JP Morgan Chase Bank N.A.	9/5/2019	2,633,820	EUR	2,895,066	USD	—	(149)
JP Morgan Chase Bank N.A.	9/5/2019	804,510	GBP	978,986	USD	—	(17)
JP Morgan Chase Bank N.A.	9/5/2019	13,790,490	INR	192,202	USD	901	—
JP Morgan Chase Bank N.A.	9/5/2019	182,516,250	JPY	1,718,313	USD	—	(156)
JP Morgan Chase Bank N.A.	9/5/2019	410,773,440	KRW	339,404	USD	—	(264)
JP Morgan Chase Bank N.A.	9/5/2019	17,994,480	MXN	897,693	USD	12	—
JP Morgan Chase Bank N.A.	10/4/2019	479,168	USD	710,850	AUD	—	(2)
JP Morgan Chase Bank N.A.	10/4/2019	1,077,161	USD	1,433,460	CAD	—	(34)
JP Morgan Chase Bank N.A.	10/4/2019	422,376	USD	416,850	CHF	35	—
JP Morgan Chase Bank N.A.	10/4/2019	2,953,783	USD	2,681,070	EUR	156	—
JP Morgan Chase Bank N.A.	10/4/2019	988,956	USD	811,650	GBP	9	—
JP Morgan Chase Bank N.A.	10/4/2019	201,352	USD	14,501,550	INR	—	(1,078)
JP Morgan Chase Bank N.A.	10/4/2019	1,705,571	USD	180,768,000	JPY	157	—
JP Morgan Chase Bank N.A.	10/4/2019	353,878	USD	427,980,000	KRW	249	—
JP Morgan Chase Bank N.A.	10/4/2019	958,917	USD	19,320,000	MXN	—	(59)
JP Morgan Chase Bank N.A.	10/10/2019	283,187	USD	2,030,070	CNH	—	(8)
Morgan Stanley & Co. International	9/5/2019	546,175	USD	798,000	AUD	8,744	—
Morgan Stanley & Co. International	9/5/2019	1,230,528	USD	1,623,300	CAD	11,246	—
Morgan Stanley & Co. International	9/5/2019	484,739	USD	480,900	CHF	—	(1,183)
Morgan Stanley & Co. International	9/5/2019	322,861	USD	2,231,250	CNH	11,244	—
Morgan Stanley & Co. International	9/5/2019	3,379,311	USD	3,045,000	EUR	32,452	—
Morgan Stanley & Co. International	9/5/2019	1,132,910	USD	930,300	GBP	874	—
Morgan Stanley & Co. International	9/5/2019	229,975	USD	15,962,100	INR	6,464	—
Morgan Stanley & Co. International	9/5/2019	1,943,718	USD	210,996,450	JPY	—	(42,544)
Morgan Stanley & Co. International	9/5/2019	400,293	USD	475,311,900	KRW	7,870	—
Morgan Stanley & Co. International	9/5/2019	1,080,156	USD	20,822,550	MXN	41,365	—
UBS AG	9/5/2019	525,280	AUD	353,769	USD	—	(7)
UBS AG	9/5/2019	1,068,800	CAD	802,773	USD	17	—
UBS AG	9/5/2019	317,280	CHF	320,615	USD	—	(21)
UBS AG	9/5/2019	1,469,760	CNH	205,194	USD	73	—
UBS AG	9/5/2019	2,006,720	EUR	2,205,771	USD	—	(119)
UBS AG	9/5/2019	612,960	GBP	745,897	USD	—	(16)
UBS AG	9/5/2019	10,507,040	INR	146,440	USD	686	—
UBS AG	9/5/2019	139,060,000	JPY	1,309,192	USD	—	(120)
UBS AG	9/5/2019	312,970,240	KRW	258,505	USD	—	(113)
UBS AG	9/5/2019	13,710,080	MXN	683,957	USD	8	—

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	9/5/2019	546,281	USD	798,000	AUD	$8,850	$—
UBS AG	9/5/2019	1,230,724	USD	1,623,300	CAD	11,442	—
UBS AG	9/5/2019	484,980	USD	480,900	CHF	—	(942)
UBS AG	9/5/2019	322,866	USD	2,231,250	CNH	11,249	—
UBS AG	9/5/2019	3,379,819	USD	3,045,000	EUR	32,961	—
UBS AG	9/5/2019	1,133,100	USD	930,300	GBP	1,063	—
UBS AG	9/5/2019	230,017	USD	15,962,100	INR	6,506	—
UBS AG	9/5/2019	1,944,299	USD	210,996,450	JPY	—	(41,963)
UBS AG	9/5/2019	400,187	USD	475,311,900	KRW	7,764	—
UBS AG	9/5/2019	1,080,922	USD	20,822,550	MXN	42,132	—
UBS AG	10/4/2019	365,076	USD	541,600	AUD	—	(5)
UBS AG	10/4/2019	820,674	USD	1,092,160	CAD	—	(46)
UBS AG	10/4/2019	321,808	USD	317,600	CHF	24	—
UBS AG	10/4/2019	2,250,456	USD	2,042,720	EUR	74	—
UBS AG	10/4/2019	753,474	USD	618,400	GBP	—	(9)
UBS AG	10/4/2019	153,369	USD	11,048,800	INR	—	(863)
UBS AG	10/4/2019	1,299,445	USD	137,728,000	JPY	82	—
UBS AG	10/4/2019	269,505	USD	326,080,000	KRW	73	—
UBS AG	10/4/2019	730,660	USD	14,720,000	MXN	12	—
UBS AG	10/10/2019	215,674	USD	1,546,720	CNH	—	(94)
						$602,682	$(323,296)

CURRENCY LEGEND
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CNH	Offshore Chinese renminbi
EUR	Euro
GBP	British pound
INR	Indian rupee
JPY	Japanese yen
KRW	South Korean won
MXN	Mexican peso
USD	U.S. dollar

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 68.2%

U.S. Treasury Bills – 68.2%

U.S. Treasury Bills 2.16%, 9/5/19*	$9,009,000	$9,008,113
2.07%, 9/26/19*	8,781,000	8,770,186
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $17,775,443)		17,778,299

	Shares

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,169,777)	46,600	1,167,796
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 30.6%

United States – 30.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/19 (tri-party custodian: The Bank of New York Mellon Corp.), 2.18% due 9/3/19; Proceeds at maturity – $7,961,928 (fully collateralized by Fannie Mae Pool, 2.50% – 10.00% due 9/25/19 – 7/1/49, Fannie Mae Global Debt, 5.63% – 6.21% due 7/15/37 – 8/6/38, Fannie Mae Interest STRIPS, 3.50% due 4/1/42 – 12/1/45, Freddie Mac Pool, 3.00% – 5.50% due 10/1/19 – 6/1/49, Freddie Mac Gold Pool, 3.00% – 10.00% due 10/1/19 – 12/1/48, Freddie Mac Participation Certificates, 11.00% due 9/1/20, Ginnie Mae II Single Family, 3.50% – 6.50% due 6/20/30 – 8/20/47, U.S. Treasury Bond Coupon STRIPS, 0.00% due 2/15/42 and U.S. Treasury Inflation Indexed Bond, 3.88% due 4/15/29; Market value – $8,336,629)

(Cost: $7,960,000)	$7,960,000	$7,960,000

TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $26,905,220)		26,906,095

Other Assets less Liabilities – (3.3)%		(862,024)

NET ASSETS – 100.0%		$26,044,071
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	9/12/2019	22,662,500	CNH	3,267,038	USD	$—	$(101,305)
Goldman Sachs	9/12/2019	306,145	USD	2,105,000	CNH	12,097	—
HSBC Holdings PLC	9/12/2019	6,152,282	USD	44,145,000	CNH	—	(14,350)
HSBC Holdings PLC	10/21/2019	11,939,000	CNH	1,733,819	USD	—	(68,077)
HSBC Holdings PLC	10/21/2019	44,115,000	CNY	6,408,804	USD	—	(238,421)
HSBC Holdings PLC	10/21/2019	78,930	USD	543,000	CNH	3,170	—
HSBC Holdings PLC	11/13/2019	24,128,610	CNY	3,498,675	USD	—	(124,638)
HSBC Holdings PLC	12/12/2019	44,500,000	CNH	6,185,403	USD	14,780	—
Morgan Stanley & Co. International	11/13/2019	23,182,390	CNY	3,361,228	USD	—	(119,507)
Standard Chartered Bank	9/12/2019	23,587,500	CNH	3,400,328	USD	—	(105,381)
Standard Chartered Bank	10/21/2019	572,318	USD	3,936,000	CNY	21,788	—
UBS AG	10/21/2019	42,385,000	CNY	6,157,031	USD	—	(228,623)
						$51,835	$(1,000,302)

CURRENCY LEGEND
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
USD	U.S. dollar

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 71.2%

U.S. Treasury Bills – 71.2%

U.S. Treasury Bills
2.16%, 9/5/19*	$6,987,000	$6,986,312
2.07%, 9/26/19*	7,280,000	7,271,035
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $14,255,046)		14,257,347

	Shares

EXCHANGE-TRADED FUND – 4.0%

United States – 4.0%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $793,239)	31,600	791,896
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 27.9%

United States – 27.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/19 (tri-party custodian: The Bank of New York Mellon Corp.), 2.18% due 9/3/19; Proceeds at maturity – $5,591,354 (fully collateralized by Fannie Mae Pool, 3.00% – 8.50% due 10/1/28 – 6/1/53, Freddie Mac Pool, 2.00% – 6.50% due 9/25/19 – 6/1/49, Freddie Mac Gold Pool, 4.00% – 7.00% due 2/1/28 – 8/1/47, Freddie Mac Medium Term Notes, 2.70% due 9/27/21, Ginnie Mae I Platinum Pool, 6.00% due 1/15/33, Ginnie Mae I Single Family, 3.00% – 3.50% due 1/15/43 – 2/15/48, Ginnie Mae II Single Family, 5.00% due 5/20/44 – 3/20/49, Resolution Funding Interest STRIPS, 0.00% due 1/15/30, Resolution Funding Principal STRIPS, 0.00% due 1/15/30, Sallie Mae, 0.00% due 10/3/22 and U.S. Treasury Bond Coupon STRIPS, 0.00% due 2/15/42; Market value – $5,863,524)

(Cost: $5,590,000)	$5,590,000	$5,590,000

TOTAL INVESTMENTS IN SECURITIES – 103.1% (Cost: $20,638,285)		20,639,243

Other Assets less Liabilities – (3.1)%		(630,215)

NET ASSETS – 100.0%		$20,009,028
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated company (See Note 3).

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	11/6/2019	1,371,500	BRL	359,125	USD	$—	$(28,675)
Bank of America N.A.	11/6/2019	250,757,000	CLP	357,841	USD	—	(9,125)
Bank of America N.A.	11/6/2019	1,173,486,600	COP	354,314	USD	—	(12,739)
Bank of America N.A.	11/6/2019	6,977,100	MXN	359,997	USD	—	(15,982)
Bank of America N.A.	11/6/2019	1,379,300	PLN	358,255	USD	—	(10,598)
Bank of America N.A.	11/6/2019	23,115,300	RUB	358,710	USD	—	(14,628)
Bank of America N.A.	11/6/2019	2,109,900	TRY	365,863	USD	—	(12,675)
Bank of America N.A.	11/6/2019	5,194,800	ZAR	361,974	USD	—	(22,603)
Citibank N.A.	11/6/2019	1,371,500	BRL	359,238	USD	—	(28,788)
Citibank N.A.	11/6/2019	250,757,000	CLP	358,357	USD	—	(9,642)
Citibank N.A.	11/6/2019	9,535,000	CNH	1,382,742	USD	—	(52,985)
Citibank N.A.	11/6/2019	1,173,486,600	COP	354,020	USD	—	(12,445)
Citibank N.A.	11/6/2019	19,593,525,000	IDR	1,380,711	USD	—	(9,214)
Citibank N.A.	11/6/2019	96,420,000	INR	1,387,638	USD	—	(47,183)
Citibank N.A.	11/6/2019	1,635,095,000	KRW	1,387,991	USD	—	(35,589)
Citibank N.A.	11/6/2019	6,977,100	MXN	359,980	USD	—	(15,966)
Citibank N.A.	11/6/2019	1,379,300	PLN	358,600	USD	—	(10,943)
Citibank N.A.	11/6/2019	23,115,300	RUB	359,357	USD	—	(15,275)

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	11/6/2019	2,109,900	TRY	365,993	USD	$—	$(12,805)
Citibank N.A.	11/6/2019	5,194,800	ZAR	362,327	USD	—	(22,955)
HSBC Holdings PLC	11/6/2019	1,371,500	BRL	359,540	USD	—	(29,090)
HSBC Holdings PLC	11/6/2019	250,757,000	CLP	358,507	USD	—	(9,791)
HSBC Holdings PLC	11/6/2019	1,173,486,600	COP	353,961	USD	—	(12,386)
HSBC Holdings PLC	11/6/2019	6,977,100	MXN	359,968	USD	—	(15,954)
HSBC Holdings PLC	11/6/2019	1,379,300	PLN	358,275	USD	—	(10,617)
HSBC Holdings PLC	11/6/2019	23,115,300	RUB	359,253	USD	—	(15,170)
HSBC Holdings PLC	11/6/2019	2,109,900	TRY	365,649	USD	—	(12,462)
HSBC Holdings PLC	11/6/2019	5,194,800	ZAR	361,977	USD	—	(22,606)
Royal Bank of Canada	11/6/2019	5,715,000	MYR	1,389,884	USD	—	(32,644)
Royal Bank of Canada	11/6/2019	71,015,000	PHP	1,385,118	USD	—	(25,259)
Royal Bank of Canada	11/6/2019	42,705,000	THB	1,388,780	USD	10,409	—
UBS AG	11/6/2019	1,160,500	BRL	303,899	USD	—	(24,287)
UBS AG	11/6/2019	212,179,000	CLP	303,249	USD	—	(8,182)
UBS AG	11/6/2019	992,950,200	COP	299,405	USD	—	(10,380)
UBS AG	11/6/2019	5,903,700	MXN	304,646	USD	—	(13,557)
UBS AG	11/6/2019	1,167,100	PLN	303,207	USD	—	(9,035)
UBS AG	11/6/2019	19,559,100	RUB	304,003	USD	—	(12,856)
UBS AG	11/6/2019	1,785,300	TRY	309,853	USD	—	(11,002)
UBS AG	11/6/2019	4,395,600	ZAR	306,327	USD	—	(19,166)
						$10,409	$(695,259)

CURRENCY LEGEND
BRL	Brazilian real
CLP	Chilean peso
CNH	Offshore Chinese renminbi
COP	Colombian peso
IDR	Indonesian rupiah
INR	Indian rupee
KRW	South Korean won
MXN	Mexican peso
MYR	Malaysian ringgit
PHP	Philippine peso
PLN	Polish zloty
RUB	Russian ruble
THB	Thai baht
TRY	Turkish new lira
USD	U.S. dollar
ZAR	South African rand

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 3.0%

U.S. Treasury Bond – 3.0%

U.S. Treasury Bond 3.50%, 2/15/39
(Cost: $913,764)	$840,000	$1,077,268

FOREIGN CORPORATE BONDS – 90.9%

Argentina – 2.0%

YPF Energia Electrica S.A. 10.00%, 7/25/26(a)	185,000	108,264

YPF S.A. 8.75%, 4/4/24(a)	305,000	208,162
8.75%, 4/4/24, Reg S	200,000	136,500
8.50%, 6/27/29(a)	400,000	254,000

Total Argentina		706,926

Brazil – 7.0%

Banco do Brasil S.A. 4.63%, 1/15/25(a)	350,000	366,240

Banco Safra S.A. 4.13%, 2/8/23(a)	450,000	459,633

Braskem Finance Ltd. 6.45%, 2/3/24	300,000	331,547

Klabin Finance S.A. 4.88%, 9/19/27(a)(b)	300,000	304,687

Minerva Luxembourg S.A. 5.88%, 1/19/28(a)	400,000	398,750

Petrobras Global Finance B.V. 5.75%, 2/1/29(b)	335,000	363,643

St Marys Cement, Inc. 5.75%, 1/28/27, Reg S	300,000	333,000

Total Brazil		2,557,500

Chile – 4.0%

Celulosa Arauco y Constitucion S.A. 5.50%, 11/2/47	325,000	365,219

Colbun S.A. 3.95%, 10/11/27(a)	325,000	338,711

Inversiones CMPC S.A. 4.75%, 9/15/24, Reg S	250,000	267,600

SACI Falabella 3.75%, 10/30/27(a)	250,000	258,008

Telefonica Chile S.A. 3.88%, 10/12/22, Reg S	200,000	207,156

Total Chile		1,436,694

China – 7.3%

Bank of China Ltd. 5.00%, 11/13/24, Reg S	600,000	656,719

China Construction Bank Corp. 3.88%, 5/13/25, Reg S, (3.875% fixed rate until 5/13/20; 5-year Constant Maturity Treasury Rate + 2.425% thereafter)(c)	600,000	603,562

China Evergrande Group 8.75%, 6/28/25, Reg S	200,000	165,187

CNAC HK Finbridge Co., Ltd. 4.88%, 3/14/25, Reg S	300,000	328,219
5.13%, 3/14/28, Reg S	200,000	228,094

CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	200,000	204,750

Tencent Holdings Ltd. 3.60%, 1/19/28(a)	450,000	473,563

Total China		2,660,094

Colombia – 5.1%

Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(a)	540,000	579,319
4.88%, 4/21/25, Reg S(b)	200,000	214,562

Banco de Bogota S.A. 4.38%, 8/3/27, Reg S	400,000	424,187

Ecopetrol S.A. 5.38%, 6/26/26	210,000	235,791
5.88%, 5/28/45	149,000	176,076

Transportadora de Gas Internacional S.A. ESP 5.55%, 11/1/28(a)	200,000	232,500

Total Colombia		1,862,435

Ghana – 0.6%

Tullow Oil PLC 6.25%, 4/15/22, Reg S	200,000	200,625

India – 7.0%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/29(a)	400,000	420,784

Bharti Airtel Ltd. 4.38%, 6/10/25, Reg S	625,000	649,388

ICICI Bank Ltd. 3.25%, 9/9/22, Reg S	200,000	202,594

Reliance Industries Ltd. 3.67%, 11/30/27(a)	617,000	651,802

Vedanta Resources Ltd. 6.38%, 7/30/22, Reg S	500,000	481,797
7.13%, 5/31/23, Reg S	150,000	144,422

Total India		2,550,787

Indonesia – 3.2%

Pertamina Persero PT 4.30%, 5/20/23, Reg S	500,000	527,812

Perusahaan Listrik Negara PT 4.13%, 5/15/27(a)	380,000	407,016
4.13%, 5/15/27, Reg S	220,000	235,641

Total Indonesia		1,170,469

Israel – 2.7%

Israel Electric Corp., Ltd. 6.88%, 6/21/23, Reg S(b)	200,000	230,156
4.25%, 8/14/28, Series GMTN, Reg S(a)	200,000	220,594

Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, 7/21/23	250,000	211,679
3.15%, 10/1/26	450,000	334,758

Total Israel		997,187

Jamaica – 0.4%

Digicel Ltd. 6.00%, 4/15/21, Reg S	250,000	158,828

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2019

Investments	Principal Amount	Value

Kazakhstan – 2.4%

KazMunayGas National Co. JSC 4.75%, 4/24/25(a)	$200,000	$218,550
4.75%, 4/19/27, Reg S	600,000	657,600

Total Kazakhstan		876,150

Kuwait – 0.8%

Equate Petrochemical B.V. 3.00%, 3/3/22, Reg S	280,000	283,223

Luxembourg – 3.3%

Altice Financing S.A. 6.63%, 2/15/23, Reg S	350,000	361,812
7.50%, 5/15/26, Reg S	250,000	266,563

Millicom International Cellular S.A. 6.00%, 3/15/25, Reg S	330,000	343,767
5.13%, 1/15/28(a)	216,000	225,113

Total Luxembourg		1,197,255

Malaysia – 1.2%

Petronas Capital Ltd. 3.50%, 3/18/25, Reg S	400,000	425,750

Mexico – 4.7%

Banco Mercantil del Norte S.A. 7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(a)(c)(d)	200,000	200,500

BBVA Bancomer S.A. 6.75%, 9/30/22, Reg S(b)	250,000	270,820

Cemex S.A.B. de C.V. 7.75%, 4/16/26, Reg S	600,000	648,750

Grupo Bimbo S.A.B. de C.V. 5.95%, 4/17/23, (5.95% fixed rate until 7/17/23; 5-year Constant Maturity Treasury Rate + 3.28% until 7/17/28; 5-year Constant Maturity Treasury Rate + 3.53% until 7/17/43; 5-year Constant Maturity Treasury Rate + 4.28% thereafter)(a)(c)(d)	250,000	262,617

Mexichem S.A.B. de C.V. 4.00%, 10/4/27(a)	320,000	328,350

Total Mexico		1,711,037

Morocco – 1.6%

OCP S.A. 5.63%, 4/25/24, Reg S	300,000	332,250
6.88%, 4/25/44, Reg S	200,000	249,656

Total Morocco		581,906

Netherlands – 2.1%

Sigma Finance Netherlands B.V. 4.88%, 3/27/28(a)	300,000	317,953

VEON Holdings B.V. 4.95%, 6/16/24, Reg S	420,000	445,830

Total Netherlands		763,783

Panama – 1.4%

Multibank, Inc. 4.38%, 11/9/22(a)(b)	500,000	515,313

Peru – 4.6%

Banco de Credito del Peru 6.13%, 4/24/27, Reg S, (6.125% fixed rate until 4/24/22; 3-month U.S. dollar London Interbank Offered Rate + 7.043% thereafter)(b)(c)	450,000	484,312

Inkia Energy Ltd. 5.88%, 11/9/27, Reg S	200,000	209,094

Inretail Pharma S.A. 5.38%, 5/2/23(a)	300,000	316,687
5.38%, 5/2/23, Reg S	100,000	105,563

Kallpa Generacion S.A. 4.13%, 8/16/27, Reg S	250,000	260,664

Southern Copper Corp. 5.25%, 11/8/42	260,000	297,692

Total Peru		1,674,012

Philippines – 1.4%

Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/24, Reg S	400,000	501,438

Russia – 5.8%

Alfa Bank AO via Alfa Bond Issuance PLC 6.95%, 4/30/23, Reg S, (6.95% fixed rate until 4/30/23; 5-year Constant Maturity Treasury Rate + 4.572% thereafter)(c)(d)	250,000	247,461

ALROSA Finance S.A. 4.65%, 4/9/24(a)	200,000	211,822

Evraz PLC 5.25%, 4/2/24(a)(b)	275,000	295,075

Gazprom Neft OAO via GPN Capital S.A. 6.00%, 11/27/23, Reg S	325,000	359,938

Gazprom OAO via Gaz Capital S.A. 4.95%, 3/23/27, Reg S	335,000	361,800

Novolipetsk Steel via Steel Funding DAC 4.00%, 9/21/24, Reg S	250,000	258,320

VTB Bank OJSC via VTB Capital S.A. 6.95%, 10/17/22, Reg S	353,000	374,621

Total Russia		2,109,037

Saudi Arabia – 1.7%

SABIC Capital II B.V. 4.50%, 10/10/28(a)	350,000	396,813

Saudi Arabian Oil Co. 4.38%, 4/16/49(a)(b)	200,000	228,444

Total Saudi Arabia		625,257

Singapore – 1.6%

Oversea-Chinese Banking Corp., Ltd. 4.25%, 6/19/24, Reg S	525,000	561,504

South Africa – 1.9%

AngloGold Ashanti Holdings PLC 5.13%, 8/1/22	200,000	211,125
6.50%, 4/15/40	162,000	180,402

Gold Fields Orogen Holdings BVI Ltd. 5.13%, 5/15/24(a)(b)	275,000	293,906

Total South Africa		685,433

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2019

Investments	Principal Amount	Value

South Korea – 2.5%

Kookmin Bank 4.35%, 7/2/24, (4.35% fixed rate until 7/2/24; 5-year Constant Maturity Treasury Rate + 2.639% thereafter)(a)(c)(d)	$200,000	$204,594

Woori Bank 4.75%, 4/30/24, Reg S	650,000	703,625

Total South Korea		908,219

Thailand – 2.6%

Bangkok Bank PCL 4.45%, 9/19/28(a)	300,000	341,531

PTTEP Treasury Center Co., Ltd. 4.60%, 7/17/22, Reg S, (4.60% fixed rate until 7/17/22; 5-year Constant Maturity Treasury Rate + 2.724% until 7/17/27; 6-month U.S. dollar London Interbank Offered Rate + 2.90% until 7/17/42; 6-month U.S. dollar London Interbank Offered Rate + 3.65% thereafter)(c)(d)	600,000	613,594

Total Thailand		955,125

Turkey – 4.6%

QNB Finansbank AS 6.88%, 9/7/24(a)	200,000	205,200

Turk Telekomunikasyon AS 6.88%, 2/28/25(a)	425,000	432,504

Turkiye Garanti Bankasi AS 5.88%, 3/16/23, Reg S	350,000	342,234

Turkiye Is Bankasi AS 6.13%, 4/25/24, Reg S	200,000	184,730

Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)	300,000	300,469

Turkiye Vakiflar Bankasi TAO 8.13%, 3/28/24(a)	200,000	196,438

Total Turkey		1,661,575

United Arab Emirates – 5.8%

Abu Dhabi National Energy Co. PJSC 4.38%, 6/22/26, Reg S	1,000,000	1,096,250

DP World Crescent Ltd. 3.91%, 5/31/23, Reg S	200,000	207,125

DP World PLC 6.85%, 7/2/37, Reg S	100,000	135,469

First Abu Dhabi Bank PJSC 5.25%, 6/17/20, Reg S, (5.25% fixed rate until 6/17/20; 5-year U.S. dollar Swap Rate + 3.35% thereafter)(c)(d)	200,000	202,500

MAF Global Securities Ltd. 4.75%, 5/7/24, Reg S	200,000	215,250

Oztel Holdings SPC Ltd. 5.63%, 10/24/23, Reg S	250,000	257,109

Total United Arab Emirates		2,113,703

Vietnam – 1.1%

Mong Duong Finance Holdings B.V. 5.13%, 5/7/29(a)	400,000	404,250

Zambia – 0.5%

First Quantum Minerals Ltd. 6.88%, 3/1/26(a)	200,000	178,906
TOTAL FOREIGN CORPORATE BONDS (Cost: $31,971,385)		33,034,421

FOREIGN GOVERNMENT OBLIGATIONS – 3.0%

Egypt – 1.2%

Egypt Government International Bond 7.60%, 3/1/29(a)	400,000	433,437

Indonesia – 0.7%

Indonesia Government International Bond 4.75%, 2/11/29	210,000	242,681

Nigeria – 0.5%

Nigeria Government International Bond 6.50%, 11/28/27, Reg S	200,000	199,813

Saudi Arabia – 0.6%

Saudi Government International Bond 4.00%, 4/17/25(a)	200,000	218,300
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,007,617)		1,094,231

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.0%

United States – 5.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(e)
(Cost: $1,835,305)(f)	1,835,305	1,835,305

TOTAL INVESTMENTS IN SECURITIES – 101.9% (Cost: $35,728,071)		37,041,225

Other Assets less Liabilities – (1.9)%		(679,361)

NET ASSETS – 100.0%		$36,361,864
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(f)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,653,902 and the total market value of the collateral held by the Fund was $2,759,776. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $924,471.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
10 Year U.S. Treasury Note	17	12/19/19	$(2,239,219)	$1,328
U.S. Treasury Long Bond	5	12/19/19	(826,250)	2,344
U.S. Treasury Ultra Long Term Bond	1	12/19/19	(197,437)	437
Ultra 10 Year U.S. Treasury Note	9	12/19/19	(1,299,938)	1,687
			$(4,562,844)	$5,796

Long Exposure
2 Year U.S. Treasury Note	15	12/31/19	$3,241,758	$1,758
5 Year U.S. Treasury Note	10	12/31/19	1,199,766	1,876
			$4,441,524	$3,634
Total – Net			$(121,320)	$9,430
†	As of August 31, 2019, deposits at broker for futures contracts of $46,251 included cash collateral of $36,234 and previously settled variation margin gains on open futures contracts of $10,017.

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2019

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT AGENCIES – 0.7%

China – 0.3%

China Government Bond 3.38%, 7/4/26	2,500,000	CNH	$359,658
3.85%, 12/12/26	1,500,000	CNH	222,594

Total China			582,252

Turkey – 0.4%

Kreditanstalt fuer Wiederaufbau 9.25%, 5/22/20, Reg S	5,100,000	TRY	841,012
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,322,914)			1,423,264

FOREIGN GOVERNMENT OBLIGATIONS – 82.8%

Argentina – 0.4%

Argentine Bonos del Tesoro 18.20%, 10/3/21‡	52,910,000	ARS	308,026
16.00%, 10/17/23‡	26,428,000	ARS	162,970
15.50%, 10/17/26‡	45,165,000	ARS	279,956

Total Argentina			750,952

Brazil – 11.1%

Brazil Letras do Tesouro Nacional 10.26%, 7/1/21, Series LTN(a)	5,000,000	BRL	1,090,262
8.51%, 1/1/22, Series LTN(a)	12,785,000	BRL	2,690,005

Brazil Notas do Tesouro Nacional 10.00%, 1/1/21, Series F	23,093,000	BRL	5,877,129
10.00%, 1/1/23, Series F	15,235,000	BRL	4,033,020
10.00%, 1/1/25, Series F	13,739,000	BRL	3,733,493
10.00%, 1/1/27, Series F	12,840,000	BRL	3,550,111
10.00%, 1/1/29, Series F	2,000,000	BRL	560,395

Brazilian Government International Bond 12.50%, 1/5/22	929,000	BRL	263,381

Total Brazil			21,797,796

Chile – 3.7%

Bonos de la Tesoreria de la Republica en pesos 4.50%, 3/1/21	865,000,000	CLP	1,247,388
4.50%, 3/1/26	1,835,000,000	CLP	2,855,215
5.00%, 3/1/35	1,345,000,000	CLP	2,391,074
6.00%, 1/1/43, Series 30YR	325,000,000	CLP	688,673

Total Chile			7,182,350

China – 3.1%

China Government Bond 3.09%, 6/29/20, Reg S	3,000,000	CNY	420,337
2.48%, 12/1/20	3,000,000	CNY	417,757
3.25%, 7/4/21	10,000,000	CNH	1,409,103
2.36%, 8/18/21, Reg S	8,000,000	CNY	1,108,984
3.10%, 6/29/22	8,500,000	CNY	1,194,846
3.16%, 6/27/23	9,000,000	CNY	1,270,475
3.48%, 6/29/27, Reg S	2,000,000	CNY	290,734

Total China			6,112,236

Colombia – 6.8%

Colombia Government International Bond 7.75%, 4/14/21	2,209,000,000	COP	673,712

Colombian TES 7.00%, 5/4/22, Series B	5,691,700,000	COP	1,749,528
10.00%, 7/24/24, Series B	9,452,700,000	COP	3,325,918
7.50%, 8/26/26, Series B	5,709,200,000	COP	1,848,075
6.00%, 4/28/28, Series B	7,093,200,000	COP	2,086,857
7.75%, 9/18/30, Series B	6,190,000,000	COP	2,054,072
7.00%, 6/30/32, Series B	5,237,500,000	COP	1,642,940

Total Colombia			13,381,102

Hungary – 1.9%

Hungary Government Bond 7.50%, 11/12/20, Series 20/A	85,510,000	HUF	310,181
7.00%, 6/24/22, Series 22/A	119,950,000	HUF	473,841
1.75%, 10/26/22, Series 22/B	188,360,000	HUF	652,084
3.00%, 6/26/24, Series 24/B	318,610,000	HUF	1,167,494
3.00%, 10/27/27, Series 27/A	322,740,000	HUF	1,198,037

Total Hungary			3,801,637

India – 3.6%

India Government Bond 7.68%, 12/15/23	30,000,000	INR	441,172
8.40%, 7/28/24	134,000,000	INR	2,032,307
7.59%, 3/20/29	100,000,000	INR	1,476,848
7.88%, 3/19/30	100,000,000	INR	1,507,895
9.20%, 9/30/30	90,920,000	INR	1,500,025

Total India			6,958,247

Indonesia – 10.6%

Indonesia Treasury Bond 8.25%, 7/15/21, Series FR53	6,636,000,000	IDR	483,981
7.00%, 5/15/22, Series FR61	17,109,000,000	IDR	1,223,321
8.38%, 3/15/24, Series FR70	39,665,000,000	IDR	2,970,163
8.38%, 9/15/26, Series FR56	47,181,000,000	IDR	3,534,002
9.00%, 3/15/29, Series FR71	23,875,000,000	IDR	1,849,744
8.75%, 5/15/31, Series FR73	46,689,000,000	IDR	3,586,700
8.25%, 6/15/32, Series FR58	44,053,000,000	IDR	3,242,320
8.38%, 3/15/34, Series FR68	16,000,000,000	IDR	1,192,697
8.25%, 5/15/36, Series FR72	29,563,000,000	IDR	2,174,761
8.75%, 2/15/44, Series FR67	6,890,000,000	IDR	515,720

Total Indonesia			20,773,409

Malaysia – 2.0%

Malaysia Government Bond 4.38%, 11/29/19, Series 0902	857,000	MYR	204,392
4.16%, 7/15/21, Series 0111	2,088,000	MYR	505,897
3.42%, 8/15/22, Series 0112	1,743,000	MYR	417,464
4.18%, 7/15/24, Series 0114	3,385,000	MYR	838,778
3.90%, 11/16/27, Series 0417	4,410,000	MYR	1,089,897
4.76%, 4/7/37, Series 0317	2,175,000	MYR	599,333

Malaysia Government Investment Issue 3.95%, 4/14/22, Series 0317	895,000	MYR	217,033

Total Malaysia			3,872,794

Mexico – 6.6%

Mexican Bonos 6.50%, 6/9/22, Series M	21,987,000	MXN	1,084,517
10.00%, 12/5/24, Series M 20	32,353,000	MXN	1,834,582
7.50%, 6/3/27, Series M 20	42,000,000	MXN	2,160,325

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2019

Investments	Principal Amount†		Value
8.50%, 5/31/29, Series M 20	7,455,000	MXN	$410,990
7.75%, 5/29/31, Series M	25,133,000	MXN	1,316,295
7.75%, 11/23/34, Series M	11,319,000	MXN	589,901
10.00%, 11/20/36, Series M 30	35,452,000	MXN	2,216,674
8.50%, 11/18/38, Series M 30	4,854,000	MXN	268,670
7.75%, 11/13/42, Series M	39,142,000	MXN	2,012,481
8.00%, 11/7/47, Series M	20,000,000	MXN	1,057,101

Total Mexico			12,951,536

Peru – 3.6%

Peru Government Bond 6.15%, 8/12/32, Reg S(b)	1,000	PEN	339

Peruvian Government International Bond 5.70%, 8/12/24, Reg S	3,750,000	PEN	1,229,684
8.20%, 8/12/26, Reg S	3,868,000	PEN	1,442,800
6.95%, 8/12/31, Reg S	6,421,000	PEN	2,317,494
6.90%, 8/12/37, Reg S	5,765,000	PEN	2,099,036

Total Peru			7,089,353

Philippines – 2.0%

Philippine Government International Bond 4.95%, 1/15/21	67,000,000	PHP	1,308,017
3.90%, 11/26/22	39,000,000	PHP	745,636
6.25%, 1/14/36	80,000,000	PHP	1,849,493

Total Philippines			3,903,146

Poland – 6.9%

Republic of Poland Government Bond 2.00%, 4/25/21, Series 0421	425,000	PLN	107,862
1.75%, 7/25/21, Series 0721	2,355,000	PLN	596,139
5.75%, 10/25/21, Series 1021	665,000	PLN	182,332
2.25%, 4/25/22, Series 0422	5,914,000	PLN	1,517,040
5.75%, 9/23/22, Series 0922	2,928,000	PLN	828,006
2.50%, 1/25/23, Series 0123	5,000,000	PLN	1,299,488
4.00%, 10/25/23, Series 1023	7,301,000	PLN	2,013,487
3.25%, 7/25/25, Series 0725	6,865,000	PLN	1,875,914
2.50%, 7/25/26, Series 0726	9,495,000	PLN	2,507,051
2.50%, 7/25/27, Series 0727	9,885,000	PLN	2,620,977

Total Poland			13,548,296

Romania – 1.9%

Romania Government Bond 5.75%, 4/29/20, Series 7Y	940,000	RON	222,691
3.25%, 3/22/21, Series 5Y	1,930,000	RON	449,467
5.95%, 6/11/21, Series 10Y	2,560,000	RON	622,881
5.85%, 4/26/23, Series 10Y	3,470,000	RON	869,374
4.75%, 2/24/25, Series 10Y	3,295,000	RON	800,672
5.80%, 7/26/27, Series 15Y	2,880,000	RON	752,286

Total Romania			3,717,371

Russia – 6.2%

Russian Federal Bond – OFZ 7.00%, 12/15/21, Series 5083	16,235,000	RUB	245,207
7.00%, 1/25/23, Series 6211	124,349,000	RUB	1,885,697
7.00%, 8/16/23, Series 6215	95,305,000	RUB	1,445,623
6.50%, 2/28/24, Series 6223	119,910,000	RUB	1,784,593
7.75%, 9/16/26, Series 6219	128,000,000	RUB	2,014,795
7.05%, 1/19/28, Series 6212	119,885,000	RUB	1,815,951
8.50%, 9/17/31, Series 6218	98,595,000	RUB	1,647,561
7.70%, 3/23/33, Series 6221	83,865,000	RUB	1,314,242

Total Russia			12,153,669

South Africa – 4.6%

Republic of South Africa Government Bond 10.50%, 12/21/26, Series R186	2,692,000	ZAR	199,226
8.00%, 1/31/30, Series 2030	6,955,000	ZAR	429,439
7.00%, 2/28/31, Series R213	30,067,000	ZAR	1,681,296
6.25%, 3/31/36, Series R209	22,601,600	ZAR	1,078,722
8.50%, 1/31/37, Series 2037	8,000,000	ZAR	471,604
9.00%, 1/31/40, Series 2040	33,000,000	ZAR	2,010,606
8.75%, 1/31/44, Series 2044	18,655,000	ZAR	1,096,228
8.75%, 2/28/48, Series 2048	33,120,000	ZAR	1,932,832

Total South Africa			8,899,953

Thailand – 4.8%

Thailand Government Bond 3.85%, 12/12/25	17,480,000	THB	655,516
2.13%, 12/17/26	36,000,000	THB	1,235,432
2.88%, 12/17/28	12,615,000	THB	463,816
4.88%, 6/22/29	37,602,000	THB	1,613,802
3.65%, 6/20/31	55,000,000	THB	2,223,246
3.40%, 6/17/36	58,800,000	THB	2,465,161
2.88%, 6/17/46	19,050,000	THB	780,548

Total Thailand			9,437,521

Turkey – 3.0%

Turkey Government Bond 9.40%, 7/8/20	11,050,000	TRY	1,797,018
11.00%, 3/2/22	8,420,000	TRY	1,305,001
8.00%, 3/12/25	10,557,000	TRY	1,304,620
11.00%, 2/24/27	5,955,000	TRY	806,946
10.50%, 8/11/27	4,910,000	TRY	647,222

Total Turkey			5,860,807
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $184,254,195)			162,192,175

SUPRANATIONAL BONDS – 6.4%

European Bank for Reconstruction & Development 6.45%, 12/13/22	37,910,000,000	IDR	2,671,472

European Investment Bank 7.63%, 1/12/22	40,000,000	MXN	2,013,759
8.38%, 7/29/22, Reg S	7,235,000	ZAR	498,873
8.13%, 12/21/26	24,740,000	ZAR	1,708,398
8.00%, 5/5/27, Reg S	14,000,000	ZAR	955,001
International Bank for Reconstruction & Development 8.25%, 12/21/26	14,000,000	ZAR	968,274

International Finance Corp. 7.50%, 1/18/28	37,000,000	MXN	1,888,725
5.50%, 2/28/28	118,000,000	RUB	1,753,483
TOTAL SUPRANATIONAL BONDS (Cost: $12,818,164)			12,457,985

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2019

Investments	Principal Amount†	Value

REPURCHASE AGREEMENT – 6.8%

United States – 6.8%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/19 (tri-party custodian: The Bank of New York Mellon Corp.), 2.18% due 9/3/19; Proceeds at maturity – $13,313,224 (fully collateralized by Fannie Mae Pool, 2.50% – 10.00% due 10/1/19 – 4/1/49, Freddie Mac Pool, 3.00% – 6.00% due 9/25/19 – 3/1/48, Freddie Mac Gold Pool, 2.00% – 9.50% due 5/1/20 – 12/1/48, Freddie Mac Participation Certificates, 8.50% – 11.00% due 10/15/19 – 7/1/21 and U.S. Treasury Inflation Indexed Bond, 0.63% due 4/15/23; Market value – $13,611,918)

(Cost: $13,310,000)	$13,310,000	$13,310,000

TOTAL INVESTMENTS IN SECURITIES – 96.7% (Cost: $212,705,273)		189,383,424

Other Assets less Liabilities – 3.3%		6,399,525

NET ASSETS – 100.0%		$195,782,949
†	Principal amount is reported in U.S. dollars unless otherwise noted.

‡

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $750,952, which represents 0.4% of net assets.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2019.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/18/2019	8,827,000	INR	123,870	USD	$—	$(443)
Bank of America N.A.	9/18/2019	8,130,000	THB	264,279	USD	1,749	—
Bank of America N.A.	9/18/2019	98,578	USD	6,930,000	INR	1,676	—
Bank of Montreal	9/18/2019	758,688	USD	4,500,000	TRY	—	(8,852)
Barclays Bank PLC	9/18/2019	98,549	USD	6,930,000	INR	1,648	—
Citibank N.A.	9/18/2019	8,800,000	INR	126,756	USD	—	(3,706)
Citibank N.A.	9/18/2019	98,431	USD	6,930,000	INR	1,529	—
Goldman Sachs	9/18/2019	98,556	USD	6,930,000	INR	1,655	—
Goldman Sachs	9/18/2019	227,199	USD	7,000,000	THB	—	(1,853)
HSBC Holdings PLC	9/18/2019	137,770,000	THB	4,406,158	USD	101,916	—
HSBC Holdings PLC	9/18/2019	9,800,000	TRY	1,608,710	USD	62,822	—
HSBC Holdings PLC	9/18/2019	241,135	USD	17,000,000	INR	3,425	—
JP Morgan Chase Bank N.A.	9/18/2019	17,555,000	INR	253,564	USD	—	(8,094)
Morgan Stanley & Co. International	9/18/2019	75,081	USD	5,280,000	INR	1,251	—
Standard Chartered Bank	9/18/2019	20,000,000	THB	653,403	USD	1,032	—
State Street Bank and Trust	9/18/2019	123,070,000	MXN	6,302,120	USD	—	(184,103)
						$178,703	$(207,051)

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2019

CURRENCY LEGEND
ARS	Argentine peso
BRL	Brazilian real
CLP	Chilean peso
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
COP	Colombian peso
HUF	Hungary forint
IDR	Indonesian rupiah
INR	Indian rupee
MXN	Mexican peso
MYR	Malaysian ringgit
PEN	Peruvian Nuevo sol
PHP	Philippine peso
PLN	Polish zloty
RON	Romanian leu
RUB	Russian ruble
THB	Thai baht
TRY	Turkish new lira
USD	U.S. dollar
ZAR	South African rand

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 99.8%

U.S. Treasury Notes – 99.8%

U.S. Treasury Floating Rate Notes
2.01%, 10/31/20, (3-month U.S. Treasury Bill Money Market Yield + 0.045%)*	$443,112,000	$442,376,784
2.08%, 1/31/21, (3-month U.S. Treasury Bill Money Market Yield + 0.12%)*	451,080,000	450,537,319
2.10%, 4/30/21, (3-month U.S. Treasury Bill Money Market Yield + 0.14%)*	451,228,000	450,725,860
2.18%, 7/31/21, (3-month U.S. Treasury Bill Money Market Yield + 0.22%)*	305,934,000	305,895,710

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $1,650,793,776)		1,649,535,673

Other Assets less Liabilities – 0.2%		2,825,705

NET ASSETS – 100.0%		$1,652,361,378
*	Floating rate note. Coupon shown is in effect at August 31, 2019. Date represents the ultimate maturity date.

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 84.7%

United States – 84.7%

24 Hour Fitness Worldwide, Inc. 8.00%, 6/1/22(a)(b)	$384,000	$342,720

Acadia Healthcare Co., Inc. 5.13%, 7/1/22	27,000	27,304
5.63%, 2/15/23	593,000	608,560

ACE Cash Express, Inc. 12.00%, 12/15/22(a)	50,000	50,000

Acrisure LLC 8.13%, 2/15/24(a)	505,000	545,084

Actuant Corp. 5.63%, 6/15/22	378,000	383,670

ADT Security Corp. (The) 6.25%, 10/15/21	432,000	461,160
3.50%, 7/15/22	475,000	477,969
4.13%, 6/15/23	518,000	527,551

Advanced Micro Devices, Inc. 7.50%, 8/15/22(b)	257,000	290,739

AES Corp. 4.88%, 5/15/23	644,000	654,465

Ahern Rentals, Inc. 7.38%, 5/15/23(a)	257,000	222,948

Air Medical Group Holdings, Inc. 6.38%, 5/15/23(a)(b)	167,000	147,169

AK Steel Corp. 7.63%, 10/1/21(b)	145,000	144,819
7.50%, 7/15/23	186,000	188,790

Albertsons Cos. LLC 6.63%, 6/15/24	650,000	684,125

Aleris International, Inc. 10.75%, 7/15/23(a)(b)	174,000	183,570

Allegheny Technologies, Inc. 5.95%, 1/15/21	140,000	143,850
7.88%, 8/15/23	452,000	486,465

Ally Financial, Inc. 3.75%, 11/18/19	579,000	580,230
8.00%, 3/15/20	471,000	485,365
7.50%, 9/15/20	340,000	358,275
4.25%, 4/15/21	575,000	592,969
4.13%, 2/13/22	342,000	356,107
4.63%, 5/19/22	170,000	179,775
3.88%, 5/21/24	600,000	633,750

AMC Networks, Inc. 4.75%, 12/15/22	356,000	362,230
5.00%, 4/1/24	475,000	490,437

American Airlines Group, Inc. 5.50%, 10/1/19(a)	344,000	346,236
4.63%, 3/1/20(a)	296,000	299,330
5.00%, 6/1/22(a)	900,000	937,125

American Axle & Manufacturing, Inc. 6.63%, 10/15/22	233,000	235,621

American Midstream Partners L.P. 9.50%, 12/15/21(a)	115,000	111,550

AmeriGas Partners L.P. 5.63%, 5/20/24	320,000	341,200

Anixter, Inc. 5.13%, 10/1/21	111,000	116,411
5.50%, 3/1/23	412,000	444,445

Antero Resources Corp. 5.38%, 11/1/21	467,000	454,157
5.13%, 12/1/22	320,000	296,000
5.63%, 6/1/23(b)	265,000	245,788

Apex Tool Group LLC 9.00%, 2/15/23(a)	205,000	182,450

APX Group, Inc. 8.75%, 12/1/20(b)	212,000	202,460
7.88%, 12/1/22(b)	535,000	511,594
7.63%, 9/1/23(b)	195,000	146,250

Aramark Services, Inc. 5.13%, 1/15/24	476,000	491,975

Archrock Partners L.P. 6.00%, 10/1/22	68,000	69,255

Arconic, Inc. 6.15%, 8/15/20	516,000	533,632
5.40%, 4/15/21	537,000	553,566
5.87%, 2/23/22	183,000	195,509

Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	105,000	105,525

Ascent Resources Utica Holdings LLC 10.00%, 4/1/22(a)	479,000	484,987

Ashland LLC 4.75%, 8/15/22	726,000	765,719

Avis Budget Car Rental LLC 5.50%, 4/1/23	143,000	146,218

B&G Foods, Inc. 4.63%, 6/1/21	317,000	319,219

Ball Corp. 4.38%, 12/15/20	312,000	319,800
5.00%, 3/15/22	358,000	380,375
4.00%, 11/15/23	701,000	742,184

Bausch Health Cos., Inc. 6.50%, 3/15/22(a)	656,000	679,977
5.50%, 3/1/23(a)	107,000	108,471
5.88%, 5/15/23(a)	616,000	626,010
7.00%, 3/15/24(a)	917,000	970,791

BCD Acquisition, Inc. 9.63%, 9/15/23(a)	462,000	472,395

Beazer Homes USA, Inc. 8.75%, 3/15/22	415,000	434,712

Berry Global, Inc. 5.50%, 5/15/22	312,000	318,412
6.00%, 10/15/22	180,000	183,825
5.13%, 7/15/23(b)	401,000	412,529

Blackboard, Inc. 9.75%, 10/15/21(a)	185,000	179,450

Blue Cube Spinco LLC 9.75%, 10/15/23(b)	331,000	364,100

Blue Racer Midstream LLC 6.13%, 11/15/22(a)	519,000	524,190

Boyd Gaming Corp. 6.88%, 5/15/23	350,000	364,360

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Brinker International, Inc. 3.88%, 5/15/23(b)	$170,000	$171,700

Bruin E&P Partners LLC 8.88%, 8/1/23(a)	265,000	190,138

Buckeye Partners L.P. 6.38%, 1/22/78, (6.375% fixed rate until 1/22/23; 3-month U.S. dollar London Interbank Offered Rate + 4.02% thereafter)(c)	367,000	278,003

C&S Group Enterprises LLC 5.38%, 7/15/22(a)	226,000	227,695

Cablevision Systems Corp. 8.00%, 4/15/20	315,000	324,844
5.88%, 9/15/22	355,000	380,631

California Resources Corp. 8.00%, 12/15/22(a)(b)	1,045,000	606,100

Calpine Corp. 6.00%, 1/15/22(a)	352,000	355,795
5.38%, 1/15/23	595,000	604,621
5.50%, 2/1/24	541,000	547,081

Calumet Specialty Products Partners L.P. 6.50%, 4/15/21(b)	409,000	405,932
7.63%, 1/15/22(b)	158,000	150,495
7.75%, 4/15/23	130,000	122,122

Carlson Travel, Inc. 6.75%, 12/15/23(a)	200,000	203,500

Carpenter Technology Corp. 5.20%, 7/15/21	220,000	225,507
4.45%, 3/1/23	137,000	140,418

Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)	319,000	306,719

Carvana Co. 8.88%, 10/1/23(a)	285,000	294,975

CCO Holdings LLC 5.25%, 9/30/22	625,000	632,422
5.13%, 2/15/23	463,000	471,681
4.00%, 3/1/23(a)	235,000	237,938
5.13%, 5/1/23(a)	528,000	541,464
5.75%, 9/1/23	230,000	235,083
5.88%, 4/1/24(a)	805,000	840,219

CDW LLC 5.00%, 9/1/23	255,000	261,056

CEC Entertainment, Inc. 8.00%, 2/15/22	105,000	100,275

Centene Corp. 5.63%, 2/15/21	393,000	398,895
4.75%, 5/15/22	796,000	818,702
6.13%, 2/15/24	686,000	719,785

Century Aluminum Co. 7.50%, 6/1/21(a)	43,000	42,893

CenturyLink, Inc. 5.63%, 4/1/20, Series V	409,000	417,691
6.45%, 6/15/21, Series S	542,000	572,487
5.80%, 3/15/22, Series T	547,000	576,401
6.75%, 12/1/23, Series W(b)	335,000	363,894
7.50%, 4/1/24, Series Y(b)	350,000	389,368

CF Industries, Inc. 7.13%, 5/1/20	341,000	351,230
3.45%, 6/1/23	532,000	546,029

CGG Holding US, Inc. 9.00%, 5/1/23(a)	200,000	213,500

Chemours Co. (The) 6.63%, 5/15/23(b)	440,000	449,350

Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24	650,000	751,562

Chesapeake Energy Corp. 4.88%, 4/15/22(b)	216,000	180,090
5.75%, 3/15/23(b)	204,000	164,220

Cinemark USA, Inc. 4.88%, 6/1/23	397,000	405,932

CIT Group, Inc. 5.00%, 8/15/22	705,000	753,356
5.00%, 8/1/23	360,000	391,500
4.75%, 2/16/24	464,000	499,380

CITGO Petroleum Corp. 6.25%, 8/15/22(a)(b)	347,000	350,036

Clear Channel International B.V. 8.75%, 12/15/20(a)	180,000	183,937

Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22, Series A	319,000	325,913
6.50%, 11/15/22, Series B	749,000	765,231
9.25%, 2/15/24(a)	866,000	951,517

Clearwater Paper Corp. 4.50%, 2/1/23	60,000	60,372

Cleaver-Brooks, Inc. 7.88%, 3/1/23(a)	170,000	156,825

CNX Resources Corp. 5.88%, 4/15/22	659,000	640,877

Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	312,000	325,260

Colfax Corp. 6.00%, 2/15/24(a)	389,000	416,230

Commercial Metals Co. 4.88%, 5/15/23	150,000	156,003

CommScope, Inc. 5.00%, 6/15/21(a)	220,000	220,827
5.50%, 3/1/24(a)	574,000	584,762
5.50%, 6/15/24(a)	685,000	651,606

Community Health Systems, Inc. 5.13%, 8/1/21(b)	448,000	449,680
6.88%, 2/1/22	1,203,000	838,744
6.25%, 3/31/23	1,772,000	1,721,232
9.88%, 6/30/23(a)	760,000	636,500
8.63%, 1/15/24(a)(b)	292,000	292,730

Consolidated Communications, Inc. 6.50%, 10/1/22(b)	152,000	142,880

CoreCivic, Inc. 5.00%, 10/15/22(b)	204,000	202,725
4.63%, 5/1/23	362,000	351,140

CPG Merger Sub LLC 8.00%, 10/1/21(a)	277,000	278,731

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Credit Acceptance Corp. 7.38%, 3/15/23	$270,000	$282,150

Crestwood Midstream Partners L.P. 6.25%, 4/1/23	509,000	520,452

Crown Americas LLC 4.50%, 1/15/23	505,000	531,512

CSC Holdings LLC 6.75%, 11/15/21	463,000	501,197
5.13%, 12/15/21(a)	305,000	306,144
5.38%, 7/15/23(a)	915,000	942,688
5.25%, 6/1/24	470,000	504,075

CSI Compressco L.P. 7.25%, 8/15/22	130,000	116,025

CVR Partners L.P. 9.25%, 6/15/23(a)	344,000	360,598

CVR Refining LLC 6.50%, 11/1/22	604,000	613,060

CyrusOne L.P. 5.00%, 3/15/24	321,000	332,235

DaVita, Inc. 5.75%, 8/15/22	556,000	561,894
5.13%, 7/15/24	750,000	764,782

DCP Midstream Operating L.P. 5.35%, 3/15/20(a)	204,000	206,958
4.75%, 9/30/21(a)	259,000	266,123
4.95%, 4/1/22	167,000	173,263
3.88%, 3/15/23	220,000	223,300
5.85%, 5/21/43, (5.85% fixed rate until 5/21/23; 3-month U.S. dollar London Interbank Offered Rate + 3.85% thereafter)(a)(c)	260,000	241,800

Dean Foods Co. 6.50%, 3/15/23(a)	230,000	103,500

Dell, Inc. 4.63%, 4/1/21	316,000	323,702

Denbury Resources, Inc. 9.00%, 5/15/21(a)	397,000	363,255
9.25%, 3/31/22(a)	458,000	387,010
5.50%, 5/1/22	130,000	55,900
4.63%, 7/15/23	77,000	27,335
7.75%, 2/15/24(a)	207,000	145,976

Diamond Offshore Drilling, Inc. 3.45%, 11/1/23(b)	105,000	87,150

Diamond Resorts International, Inc. 7.75%, 9/1/23(a)(b)	240,000	242,700

DISH DBS Corp. 7.88%, 9/1/19	758,000	758,000
5.13%, 5/1/20	635,000	643,738
6.75%, 6/1/21	915,000	966,057
5.88%, 7/15/22	962,000	999,277
5.00%, 3/15/23	783,000	771,255

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/23(a)	122,000	130,235

DriveTime Automotive Group, Inc. 8.00%, 6/1/21(a)	104,000	105,625

Eagle Holding Co. II LLC 7.63%, 5/15/22, Toggle PIK (7.625% Cash or 8.375% PIK)(a)	293,000	296,663

Edgewell Personal Care Co. 4.70%, 5/19/21	378,000	386,032
4.70%, 5/24/22	340,000	348,075

EIG Investors Corp. 10.88%, 2/1/24	157,000	165,831

Elanco Animal Health, Inc. 3.91%, 8/27/21, Series WI	271,000	276,291
4.27%, 8/28/23, Series WI	524,000	549,061

EMC Corp. 2.65%, 6/1/20	987,000	983,286
3.38%, 6/1/23(b)	1,240,000	1,230,075

Encompass Health Corp. 5.13%, 3/15/23	121,000	123,571

Endo Finance LLC 6.00%, 7/15/23(a)(b)	749,000	498,085

Energen Corp. 4.63%, 9/1/21	190,000	197,159

Energy Transfer Operating L.P. 6.25%, 2/15/23, Series A, (6.250% fixed rate until 2/15/23; 3-month U.S. dollar London Interbank Offered Rate + 4.028% thereafter)(c)(d)	500,000	466,490

Energy Ventures Gom LLC 11.00%, 2/15/23(a)	190,000	190,950

EnerSys 5.00%, 4/30/23(a)	235,000	243,225

EnLink Midstream Partners L.P. 4.40%, 4/1/24	350,000	347,812

Enviva Partners L.P. 8.50%, 11/1/21	155,000	159,844

Equinix, Inc. 5.38%, 1/1/22	418,000	429,495
5.38%, 4/1/23	502,000	513,922

Exela Intermediate LLC 10.00%, 7/15/23(a)(b)	480,000	302,400

Ferrellgas L.P. 6.50%, 5/1/21(b)	145,000	123,975
6.75%, 1/15/22(b)	217,000	184,450
6.75%, 6/15/23(b)	322,000	272,090

First Quality Finance Co., Inc. 4.63%, 5/15/21(a)	336,000	337,260

Flexi-Van Leasing, Inc. 10.00%, 2/15/23(a)	115,000	112,988

Foresight Energy LLC 11.50%, 4/1/23(a)(f)	215,000	56,438

Forestar Group, Inc. 8.00%, 4/15/24(a)	250,000	269,688

Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	320,000	333,600

Forum Energy Technologies, Inc. 6.25%, 10/1/21	220,000	182,193

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Freeport-McMoRan, Inc. 3.55%, 3/1/22	$1,039,000	$1,044,195
6.88%, 2/15/23	312,000	329,035
3.88%, 3/15/23(b)	805,000	815,384

Fresh Market, Inc. (The) 9.75%, 5/1/23(a)	262,000	150,650

Frontier Communications Corp. 8.75%, 4/15/22	195,000	102,375
10.50%, 9/15/22(b)	992,000	519,560

FS Energy & Power Fund 7.50%, 8/15/23(a)	160,000	159,200

FTS International, Inc. 6.25%, 5/1/22	245,000	206,259

GameStop Corp. 6.75%, 3/15/21(a)(b)	143,000	142,643

Gates Global LLC 6.00%, 7/15/22(a)(b)	278,000	276,680

Genesis Energy L.P. 6.75%, 8/1/22	340,500	345,471
6.00%, 5/15/23	170,000	169,575

Genworth Holdings, Inc. 7.70%, 6/15/20(b)	160,000	165,448
7.20%, 2/15/21(b)	106,000	109,445
7.63%, 9/24/21(b)	270,000	282,825
4.90%, 8/15/23	100,000	95,750

GEO Group, Inc. (The) 5.88%, 1/15/22(b)	245,000	238,569
5.13%, 4/1/23	74,000	66,878

Gogo Intermediate Holdings LLC 9.88%, 5/1/24(a)	440,000	460,350

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/23(b)	440,000	447,150

Graphic Packaging International LLC 4.75%, 4/15/21	240,000	246,900
4.88%, 11/15/22(b)	144,000	151,560

Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22	262,000	279,030

Great Western Petroleum LLC 9.00%, 9/30/21(a)	83,000	73,663

Griffon Corp. 5.25%, 3/1/22	522,000	528,374

Grinding Media, Inc. 7.38%, 12/15/23(a)(b)	415,000	395,806

Group 1 Automotive, Inc. 5.00%, 6/1/22	186,000	188,093

Guitar Center, Inc. 9.50%, 10/15/21(a)	295,000	278,775

Gulfport Energy Corp. 6.63%, 5/1/23(b)	277,000	225,755

Hanesbrands, Inc. 4.63%, 5/15/24(a)	675,000	709,594

Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	52,000	50,700
9.25%, 3/1/21(a)(b)	474,000	445,560
8.38%, 8/15/22(a)	474,000	378,015

HCA Healthcare, Inc. 6.25%, 2/15/21	552,000	581,201

HCA, Inc. 7.50%, 2/15/22	944,000	1,059,461
5.88%, 5/1/23	571,000	632,026

Hecla Mining Co. 6.88%, 5/1/21	217,000	212,660

Hertz Corp. (The) 7.63%, 6/1/22(a)(b)	815,000	849,678
6.25%, 10/15/22(b)	231,000	234,754

HighPoint Operating Corp. 7.00%, 10/15/22(b)	140,000	128,100

Hill-Rom Holdings, Inc. 5.75%, 9/1/23(a)	195,000	201,825

Hillman Group, Inc. (The) 6.38%, 7/15/22(a)	150,000	133,875

Hornbeck Offshore Services, Inc. 5.00%, 3/1/21	233,000	115,335

Hughes Satellite Systems Corp. 7.63%, 6/15/21	517,000	559,652

Icahn Enterprises L.P. 5.88%, 2/1/22	723,000	737,460
6.25%, 2/1/22	574,000	592,655
6.75%, 2/1/24	232,000	243,600

Immucor, Inc. 11.13%, 2/15/22(a)	270,000	274,725

Infor U.S., Inc. 6.50%, 5/15/22	835,000	851,700

Informatica LLC 7.13%, 7/15/23(a)	326,000	332,520

Ingles Markets, Inc. 5.75%, 6/15/23	215,000	219,838

Ingram Micro, Inc. 5.00%, 8/10/22	25,000	25,600

International Game Technology PLC 6.25%, 2/15/22(a)	712,000	756,500

INVISTA Finance LLC 4.25%, 10/15/19(a)	325,000	326,642

Iridium Communications, Inc. 10.25%, 4/15/23(a)	173,000	188,138

Iron Mountain, Inc. 4.38%, 6/1/21(a)	284,000	286,840
6.00%, 8/15/23	370,000	379,250

iStar, Inc. 6.50%, 7/1/21	313,000	319,260
6.00%, 4/1/22(b)	320,000	329,200

Jack Ohio Finance LLC 6.75%, 11/15/21(a)	378,000	387,450
10.25%, 11/15/22(a)	295,000	313,806

Jaguar Holding Co. II 6.38%, 8/1/23(a)	580,000	600,300

JC Penney Corp., Inc. 5.88%, 7/1/23(a)	125,000	105,625

Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	247,000	259,427

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

K Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)	$200,000	$170,000

Kaiser Aluminum Corp. 5.88%, 5/15/24	295,000	306,800

KB Home 8.00%, 3/15/20	157,000	161,906
7.00%, 12/15/21	294,000	319,984
7.50%, 9/15/22	170,000	192,950
7.63%, 5/15/23	108,000	122,040

Kenan Advantage Group, Inc. (The) 7.88%, 7/31/23(a)(b)	214,000	190,995

Kennedy-Wilson, Inc. 5.88%, 4/1/24	545,000	560,669

KFC Holding Co. 5.00%, 6/1/24(a)	400,000	414,500

KGA Escrow LLC 7.50%, 8/15/23(a)	267,000	279,349

L Brands, Inc. 5.63%, 2/15/22	299,000	315,445
5.63%, 10/15/23(b)	255,000	269,025

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	399,000	415,957

Lamar Media Corp. 5.00%, 5/1/23	417,000	427,295
5.38%, 1/15/24	242,000	249,865

Laredo Petroleum, Inc. 5.63%, 1/15/22(b)	249,000	234,683
6.25%, 3/15/23(b)	77,000	70,070

Leidos Holdings, Inc. 4.45%, 12/1/20	500,000	511,035

Lennar Corp. 6.63%, 5/1/20	220,000	226,721
8.38%, 1/15/21	268,000	289,440
4.75%, 4/1/21	378,000	390,221
6.25%, 12/15/21	256,000	272,000
4.13%, 1/15/22	344,000	355,610
4.75%, 11/15/22	268,000	283,745
4.88%, 12/15/23	180,000	193,725
4.50%, 4/30/24	400,000	426,500

Level 3 Financing, Inc. 5.13%, 5/1/23	525,000	535,521
5.38%, 1/15/24	475,000	484,500

Level 3 Parent LLC 5.75%, 12/1/22	323,000	326,230

Lexmark International, Inc. 7.13%, 3/15/20(b)	77,000	74,883

Lions Gate Capital Holdings LLC 6.38%, 2/1/24(a)	260,000	275,259

Live Nation Entertainment, Inc. 5.38%, 6/15/22(a)	292,000	297,110

LKQ Corp. 4.75%, 5/15/23	517,000	526,694

Lonestar Resources America, Inc. 11.25%, 1/1/23(a)	104,000	89,960

LSB Industries, Inc. 9.63%, 5/1/23(a)(b)	191,000	200,550

LTF Merger Sub, Inc. 8.50%, 6/15/23(a)	468,000	481,455

M/I Homes, Inc. 6.75%, 1/15/21	84,000	85,470

Mack-Cali Realty L.P. 3.15%, 5/15/23(b)	270,000	256,886

Mallinckrodt International Finance S.A. 4.88%, 4/15/20(a)(b)	272,000	212,840
5.75%, 8/1/22(a)(b)	430,000	251,550
4.75%, 4/15/23	382,000	150,890
5.63%, 10/15/23(a)(b)	350,000	180,250

Martin Midstream Partners L.P. 7.25%, 2/15/21	520,000	496,600

MasTec, Inc. 4.88%, 3/15/23	220,000	224,400

Mattel, Inc. 4.35%, 10/1/20(b)	340,000	344,250
3.15%, 3/15/23(b)	300,000	283,500

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24(a)	700,000	721,875

McDermott Technology Americas, Inc. 10.63%, 5/1/24(a)	500,000	355,000

McGraw-Hill Global Education Holdings LLC 7.88%, 5/15/24(a)(b)	330,000	298,650

MDC Holdings, Inc. 5.63%, 2/1/20	156,000	159,120
5.50%, 1/15/24	345,000	380,362

MDC Partners, Inc. 6.50%, 5/1/24(a)	300,000	274,500

MEDNAX, Inc. 5.25%, 12/1/23(a)	335,000	337,512

Meritage Homes Corp. 7.15%, 4/15/20	319,000	328,969
7.00%, 4/1/22	289,000	318,261

Meritor, Inc. 6.25%, 2/15/24	136,000	139,910

MGIC Investment Corp. 5.75%, 8/15/23	427,000	468,099

MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	350,000	383,687

MGM Resorts International 6.75%, 10/1/20	300,000	313,500
6.63%, 12/15/21	601,000	655,090
7.75%, 3/15/22	493,000	554,738
6.00%, 3/15/23	560,000	617,400

Midas Intermediate Holdco II LLC 7.88%, 10/1/22(a)	152,000	140,600

Midcontinent Express Pipeline LLC 6.70%, 9/15/19(a)	190,000	191,093

Molina Healthcare, Inc. 5.38%, 11/15/22	426,000	456,902

Montage Resources Corp. 8.88%, 7/15/23	295,000	222,725

Moog, Inc. 5.25%, 12/1/22(a)	213,000	217,526

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

MPH Acquisition Holdings LLC 7.13%, 6/1/24(a)	$750,000	$674,107

Murphy Oil Corp. 4.00%, 6/1/22	257,000	258,285
4.20%, 12/1/22(b)	362,000	367,430

Murphy Oil USA, Inc. 6.00%, 8/15/23	290,000	297,787

Murray Energy Corp. 11.25%, 4/15/21(a)(f)	120,000	16,200

Nabors Industries, Inc. 5.00%, 9/15/20(b)	97,000	97,000
4.63%, 9/15/21	330,000	315,975
5.50%, 1/15/23(b)	199,000	178,354
5.10%, 9/15/23(b)	263,000	222,235

National CineMedia LLC 6.00%, 4/15/22	186,000	188,093

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/23(a)	530,000	550,182

Nationstar Mortgage LLC 6.50%, 7/1/21	391,000	392,466

Navient Corp. 8.00%, 3/25/20	705,000	727,912
5.00%, 10/26/20	340,000	348,925
5.88%, 3/25/21	493,000	518,266
6.63%, 7/26/21	301,000	322,822
7.25%, 1/25/22	350,000	385,000
6.50%, 6/15/22	529,000	573,965
5.50%, 1/25/23	377,000	397,377
7.25%, 9/25/23	407,000	453,296
6.13%, 3/25/24	400,000	426,500

Navios Maritime Acquisition Corp. 8.13%, 11/15/21(a)	174,000	142,354

Navios Maritime Holdings, Inc. 7.38%, 1/15/22(a)	117,000	77,805

NCL Corp., Ltd. 4.75%, 12/15/21(a)	274,000	278,795

NCR Corp. 4.63%, 2/15/21(b)	315,000	315,819
5.88%, 12/15/21	187,000	189,637
5.00%, 7/15/22	373,000	377,409
6.38%, 12/15/23(b)	321,000	331,811

Netflix, Inc. 5.38%, 2/1/21	300,000	311,250
5.50%, 2/15/22	454,000	485,212
5.75%, 3/1/24	410,000	451,512

New Home Co., Inc. (The) 7.25%, 4/1/22	418,000	398,145

Newmark Group, Inc. 6.13%, 11/15/23	175,000	190,157

Nexstar Broadcasting, Inc. 6.13%, 2/15/22(a)	121,000	122,815
5.88%, 11/15/22	191,000	194,820

NGL Energy Partners L.P. 7.50%, 11/1/23	283,000	287,862

Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/21(a)	358,000	359,933

Nielsen Finance LLC 5.00%, 4/15/22(a)	1,055,000	1,065,550

Noble Holding International Ltd. 7.75%, 1/15/24(b)	250,000	167,500

Northwest Acquisitions ULC 7.13%, 11/1/22(a)	140,000	87,850

Northwest Hardwoods, Inc. 7.50%, 8/1/21(a)	115,000	65,550

NuStar Logistics L.P. 4.80%, 9/1/20	402,000	409,035
6.75%, 2/1/21	120,000	125,700
4.75%, 2/1/22(b)	105,000	107,100

Oasis Petroleum, Inc. 6.88%, 3/15/22	376,000	351,560

Ocwen Loan Servicing LLC 8.38%, 11/15/22(a)	190,000	161,975

OI European Group B.V. 4.00%, 3/15/23(a)	125,000	126,250

Omnimax International, Inc. 12.00%, 8/15/20(a)	149,000	149,931

Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/22(a)	624,000	605,280

Outfront Media Capital LLC 5.63%, 2/15/24	459,000	474,491

Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)	254,000	260,985
5.88%, 8/15/23(a)	547,000	584,606

Pacific Drilling S.A. 8.38%, 10/1/23(a)(b)	365,000	334,431

Party City Holdings, Inc. 6.13%, 8/15/23(a)(b)	162,000	162,405

Pattern Energy Group, Inc. 5.88%, 2/1/24(a)	399,000	414,960

PBF Holding Co. LLC 7.00%, 11/15/23	235,000	242,638

PBF Logistics L.P. 6.88%, 5/15/23	475,000	490,437

Peabody Energy Corp. 6.00%, 3/31/22(a)	286,000	294,759

Penske Automotive Group, Inc. 5.75%, 10/1/22	327,000	332,101

PetSmart, Inc. 7.13%, 3/15/23(a)	830,000	776,050

Pioneer Energy Services Corp. 6.13%, 3/15/22	120,000	45,450

Pioneer Holdings LLC 9.00%, 11/1/22(a)	105,000	110,644

Pitney Bowes, Inc. 3.88%, 9/15/20	80,000	80,800
3.88%, 10/1/21	215,000	215,538
4.63%, 5/15/22	210,000	207,375
4.70%, 4/1/23	208,000	198,640
4.63%, 3/15/24(b)	370,000	339,475

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Plains All American Pipeline L.P. 6.13%, 11/15/22, Series B, (6.125% fixed rate until 11/15/22; 3-month U.S. dollar London Interbank Offered Rate + 4.11% thereafter)(c)(d)	$350,000	$333,032

Plantronics, Inc. 5.50%, 5/31/23(a)	295,000	300,871

Polaris Intermediate Corp. 8.50%, 12/1/22, Toggle PIK (8.50% Cash or 9.25% PIK)(a)	620,000	523,900

PolyOne Corp. 5.25%, 3/15/23	245,000	264,294

Popular, Inc. 6.13%, 9/14/23	152,000	164,570

PQ Corp. 6.75%, 11/15/22(a)	300,000	312,435

Prestige Brands, Inc. 5.38%, 12/15/21(a)	471,000	477,476
6.38%, 3/1/24(a)	278,000	292,595

Prime Security Services Borrower LLC 9.25%, 5/15/23(a)	488,000	514,096
5.25%, 4/15/24(a)	605,000	626,423

Pyxus International, Inc. 8.50%, 4/15/21(a)	68,000	68,850
9.88%, 7/15/21	259,000	205,905

QEP Resources, Inc. 5.38%, 10/1/22	227,000	205,151
5.25%, 5/1/23	298,000	262,240

Quorum Health Corp. 11.63%, 4/15/23(b)	165,000	144,375

QVC, Inc. 5.13%, 7/2/22	480,000	507,145
4.38%, 3/15/23	517,000	540,360

Qwest Corp. 6.75%, 12/1/21	385,000	415,471

Radiate Holdco LLC 6.88%, 2/15/23(a)(b)	115,000	117,875

Range Resources Corp. 5.75%, 6/1/21	218,000	216,910
5.88%, 7/1/22	140,000	134,750
5.00%, 8/15/22(b)	203,000	190,313
5.00%, 3/15/23(b)	282,000	250,275

Realogy Group LLC 5.25%, 12/1/21(a)(b)	312,000	304,886
4.88%, 6/1/23(a)(b)	409,000	356,852

RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(a)	319,000	341,226

Resolute Forest Products, Inc. 5.88%, 5/15/23(b)	298,000	298,000

Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	223,000	204,045

Reynolds Group Issuer, Inc. 5.75%, 10/15/20	1,424,589	1,429,931
5.13%, 7/15/23(a)	915,000	942,953

RHP Hotel Properties L.P. 5.00%, 4/15/21	507,000	508,901
5.00%, 4/15/23	419,000	431,570

Rite Aid Corp. 6.13%, 4/1/23(a)	838,000	679,827

Riverbed Technology, Inc. 8.88%, 3/1/23(a)	255,000	150,450

Rowan Cos., Inc. 4.88%, 6/1/22(b)	340,000	278,800

RR Donnelley & Sons Co. 6.50%, 11/15/23	25,000	25,281

Ruby Pipeline LLC 6.00%, 4/1/22(a)	236,364	247,213

Sable Permian Resources Land LLC 8.00%, 6/15/20(a)(e)	62,000	25,420
13.00%, 11/30/20(a)(e)	145,000	127,600
7.38%, 11/1/21(a)(e)	14,000	1,190

Sabre GLBL, Inc. 5.38%, 4/15/23(a)	253,000	260,590
5.25%, 11/15/23(a)	235,000	242,638

Sanchez Energy Corp. 6.13%, 1/15/23(e)	537,000	24,836
7.25%, 2/15/23(a)(b)(e)	229,000	161,445

SBA Communications Corp. 4.88%, 7/15/22	551,000	560,973
4.00%, 10/1/22	461,320	471,700

Scientific Games International, Inc. 6.63%, 5/15/21	134,000	136,848
10.00%, 12/1/22	511,000	532,079

Scotts Miracle-Gro Co. (The) 6.00%, 10/15/23	382,000	396,986

Sealed Air Corp. 6.50%, 12/1/20(a)	250,000	258,750
5.25%, 4/1/23(a)	398,000	425,860

SemGroup Corp. 5.63%, 7/15/22	190,000	184,017
5.63%, 11/15/23	192,000	182,400

Senior Housing Properties Trust 4.75%, 5/1/24	350,000	363,861

Sensata Technologies B.V. 4.88%, 10/15/23(a)	255,000	268,477

SESI LLC 7.13%, 12/15/21	346,000	245,660

Shea Homes L.P. 5.88%, 4/1/23(a)	176,000	182,160

Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	474,000	484,665
4.63%, 5/15/23(a)	237,000	242,333
4.63%, 7/15/24(a)	500,000	523,125

SM Energy Co. 6.13%, 11/15/22(b)	160,000	149,600

Solera LLC 10.50%, 3/1/24(a)	1,000,000	1,065,000

Sonic Automotive, Inc. 5.00%, 5/15/23	69,000	69,863

Sophia L.P. 9.00%, 9/30/23(a)	250,000	258,125

Sotera Health Holdings LLC 6.50%, 5/15/23(a)	205,000	209,100

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Sotero Health Topco, Inc. 8.13%, 11/1/21, Toggle PIK (8.125% Cash or 8.875% PIK)(a)	$235,000	$235,881

Springleaf Finance Corp. 8.25%, 12/15/20	340,000	364,599
7.75%, 10/1/21	476,000	521,815
6.13%, 5/15/22	597,000	646,252
5.63%, 3/15/23	590,000	635,725
6.13%, 3/15/24	475,000	518,937

Sprint Communications, Inc. 7.00%, 3/1/20(a)	309,000	315,953
7.00%, 8/15/20	463,000	481,751
11.50%, 11/15/21	294,000	346,185
6.00%, 11/15/22(b)	758,000	808,687

Sprint Corp. 7.25%, 9/15/21	871,000	939,112
7.88%, 9/15/23	1,960,000	2,209,900
7.13%, 6/15/24	500,000	553,980

Starwood Property Trust, Inc. 5.00%, 12/15/21	332,000	345,280

Steel Dynamics, Inc. 5.13%, 10/1/21	339,000	340,370
5.25%, 4/15/23	396,000	402,831

Suburban Propane Partners L.P. 5.50%, 6/1/24	350,000	357,000

Summit Materials LLC 6.13%, 7/15/23	383,000	391,139

Sunoco L.P. 4.88%, 1/15/23, Series WI	496,000	508,400

Symantec Corp. 4.20%, 9/15/20(b)	486,000	493,145
3.95%, 6/15/22	110,000	112,355

Synovus Financial Corp.
5.75%, 12/15/25, (5.75% fixed rate until 12/15/20; 3-month U.S. dollar London Interbank Offered Rate + 4.182% thereafter)(c)	220,000	226,050
5.90%, 2/7/29, (5.90% fixed rate until 2/7/24; 5-year U.S. dollar Swap Rate + 3.379% thereafter)(c)	374,000	394,570

T-Mobile USA, Inc. 4.00%, 4/15/22(b)	1,085,000	1,119,590
6.00%, 4/15/24	475,000	496,375

Tapstone Energy LLC 9.75%, 6/1/22(a)	115,000	31,625

Targa Resources Partners L.P. 5.25%, 5/1/23	525,000	535,337
4.25%, 11/15/23	275,000	275,688

Taylor Morrison Communities, Inc. 5.88%, 4/15/23(a)	315,000	337,050

Teekay Offshore Partners L.P. 8.50%, 7/15/23(a)	320,000	316,006

TEGNA, Inc. 5.13%, 10/15/19	53,000	53,125
5.13%, 7/15/20	395,000	396,876
4.88%, 9/15/21(a)	116,000	116,348

Tempur Sealy International, Inc. 5.63%, 10/15/23	225,000	232,313

Tenet Healthcare Corp. 4.75%, 6/1/20(b)	205,000	208,588
6.00%, 10/1/20	785,000	816,007
4.50%, 4/1/21	370,000	383,135
4.38%, 10/1/21(b)	420,000	438,270
8.13%, 4/1/22	1,345,000	1,454,147
6.75%, 6/15/23	915,000	943,594
4.63%, 7/15/24	750,000	774,375

TIBCO Software, Inc. 11.38%, 12/1/21(a)	477,000	501,148

Titan International, Inc. 6.50%, 11/30/23	200,000	160,500

TMX Finance LLC 11.13%, 4/1/23(a)(b)	211,000	199,131

Toll Brothers Finance Corp. 5.88%, 2/15/22	231,000	246,593
4.38%, 4/15/23	307,000	321,582
5.63%, 1/15/24	232,000	253,460

TransDigm, Inc. 6.00%, 7/15/22	720,000	733,500
6.50%, 7/15/24	350,000	362,687

Transocean Guardian Ltd. 5.88%, 1/15/24(a)	176,220	178,643

Transocean Sentry Ltd. 5.38%, 5/15/23(a)	350,000	347,375

Transocean, Inc. 8.38%, 12/15/21	200,000	207,750
9.00%, 7/15/23(a)(b)	525,000	544,677

TreeHouse Foods, Inc. 4.88%, 3/15/22	271,000	274,049
6.00%, 2/15/24(a)(b)	422,000	439,407

TRI Pointe Group, Inc. 5.88%, 6/15/24	350,000	377,125

Tribune Media Co. 5.88%, 7/15/22	724,000	734,636

Triumph Group, Inc. 4.88%, 4/1/21	300,000	297,750
5.25%, 6/1/22(b)	259,000	258,353

Truck Hero, Inc. 8.50%, 4/21/24(a)	405,000	403,987

Unit Corp. 6.63%, 5/15/21	299,000	216,028

United Airlines Holdings, Inc. 6.00%, 12/1/20(b)	265,000	275,600
4.25%, 10/1/22	219,000	225,844
5.00%, 2/1/24	262,000	278,637

United Rentals North America, Inc. 4.63%, 7/15/23	540,000	553,837

Uniti Group L.P. 6.00%, 4/15/23(a)	345,000	329,475
8.25%, 10/15/23	531,000	472,590

Univar USA, Inc. 6.75%, 7/15/23(a)(b)	185,000	189,625

Univision Communications, Inc. 5.13%, 5/15/23(a)	1,460,000	1,449,050

Urban One, Inc. 7.38%, 4/15/22(a)	149,000	149,373

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

VeriSign, Inc. 4.63%, 5/1/23	$270,000	$275,063

Veritas US, Inc. 10.50%, 2/1/24(a)(b)	390,000	368,550

Vertiv Intermediate Holding Corp. 12.00%, 2/15/22, Toggle PIK (12.00% Cash or 13.00% PIK)(a)	216,000	192,510

VFH Parent LLC 6.75%, 6/15/22(a)	275,000	284,109

Viacom, Inc. 5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	1,015,800	1,062,151

VICI Properties 1 LLC 8.00%, 10/15/23	465,000	510,337

Vine Oil & Gas L.P. 8.75%, 4/15/23(a)	295,000	160,775
9.75%, 4/15/23(a)	200,000	111,000

Vista Outdoor, Inc. 5.88%, 10/1/23(b)	306,000	277,885

Vistra Energy Corp. 5.88%, 6/1/23	520,000	532,350

Voyager Aviation Holdings LLC 8.50%, 8/15/21(a)	220,000	227,425

W&T Offshore, Inc. 9.75%, 11/1/23, 2018 Term Loan(a)	295,000	286,150

Weatherford International Ltd. 5.13%, 9/15/20(e)	105,000	44,888

WESCO Distribution, Inc. 5.38%, 12/15/21	218,000	220,453

WEX, Inc. 4.75%, 2/1/23(a)	323,000	326,230

Whiting Petroleum Corp. 5.75%, 3/15/21	347,000	325,816
6.25%, 4/1/23	192,000	151,680

William Lyon Homes, Inc. 6.00%, 9/1/23	514,000	535,845

Williams Scotsman International, Inc. 7.88%, 12/15/22(a)	260,000	274,463
6.88%, 8/15/23(a)	120,000	126,000

WMG Acquisition Corp. 5.00%, 8/1/23(a)	390,000	401,212

WPX Energy, Inc. 6.00%, 1/15/22	314,000	324,205
8.25%, 8/1/23	532,080	594,599

WR Grace & Co-Conn 5.13%, 10/1/21(a)	354,000	369,045

Wyndham Destinations, Inc. 4.25%, 3/1/22	262,000	269,205
3.90%, 3/1/23	377,000	384,304
5.40%, 4/1/24	250,000	263,672

Wynn Las Vegas LLC 4.25%, 5/30/23(a)(b)	232,000	239,598

Xerox Corp. 3.50%, 8/20/20	410,000	413,587
4.50%, 5/15/21	791,000	814,730
4.13%, 3/15/23	625,000	639,062
3.80%, 5/15/24	265,000	261,688

XPO Logistics, Inc. 6.50%, 6/15/22(a)	499,000	511,191
6.13%, 9/1/23(a)(b)	255,000	264,308

York Risk Services Holding Corp. 8.50%, 10/1/22(a)	151,000	151,944

Yum! Brands, Inc. 5.30%, 9/15/19	115,000	115,201
3.88%, 11/1/20(b)	105,000	106,313
3.75%, 11/1/21	195,000	199,875
3.88%, 11/1/23	389,000	401,642
Zayo Group LLC 6.00%, 4/1/23	734,000	760,703
TOTAL U.S. CORPORATE BONDS (Cost: $210,945,546)		209,599,142

FOREIGN CORPORATE BONDS – 12.6%

Australia – 0.7%

FMG Resources August 2006 Pty Ltd. 4.75%, 5/15/22(a)	598,000	618,183
5.13%, 5/15/24(a)	605,000	632,981

Virgin Australia Holdings Ltd. 8.50%, 11/15/19(a)	445,000	446,891

Total Australia		1,698,055

Belgium – 0.1%

LBC Tank Terminals Holding Netherlands B.V. 6.88%, 5/15/23(a)(b)	254,000	257,810

Canada – 4.9%

1011778 BC ULC 4.63%, 1/15/22(a)	656,000	660,100
4.25%, 5/15/24(a)(b)	715,000	739,853

Air Canada 7.75%, 4/15/21(a)	237,000	254,915

Athabasca Oil Corp. 9.88%, 2/24/22(a)	246,000	232,470

Baytex Energy Corp. 5.13%, 6/1/21(a)(b)	307,000	305,465

Bombardier, Inc. 8.75%, 12/1/21(a)	480,000	522,600
5.75%, 3/15/22(a)	160,000	162,200
6.00%, 10/15/22(a)	575,000	573,562
6.13%, 1/15/23(a)	596,000	594,510

Brookfield Residential Properties, Inc. 6.50%, 12/15/20(a)	261,000	261,653
6.13%, 7/1/22(a)	280,000	284,550

Cascades, Inc. 5.50%, 7/15/22(a)	338,000	342,225

Cooke Omega Investments, Inc. 8.50%, 12/15/22(a)	185,000	180,375

Ensign Drilling, Inc. 9.25%, 4/15/24(a)(b)	300,000	281,250

GFL Environmental, Inc. 5.63%, 5/1/22(a)	163,000	166,260
5.38%, 3/1/23(a)	302,000	305,020

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

goeasy Ltd. 7.88%, 11/1/22(a)	$191,000	$199,595

Hudbay Minerals, Inc. 7.25%, 1/15/23(a)(b)	241,000	249,700

Kissner Holdings L.P. 8.38%, 12/1/22(a)	331,000	342,585

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(a)	400,000	354,000

Mattamy Group Corp. 6.88%, 12/15/23(a)	250,000	261,563

MEG Energy Corp. 6.38%, 1/30/23(a)(b)	518,000	491,452
7.00%, 3/31/24(a)	475,000	454,219

Mountain Province Diamonds, Inc. 8.00%, 12/15/22(a)	156,000	152,685

New Gold, Inc. 6.25%, 11/15/22(a)	310,000	305,350

Norbord, Inc. 6.25%, 4/15/23(a)	175,000	186,156

NOVA Chemicals Corp. 5.25%, 8/1/23(a)	228,000	233,244

Open Text Corp. 5.63%, 1/15/23(a)(b)	567,000	584,010

Quebecor Media, Inc. 5.75%, 1/15/23(b)	438,000	476,470

Rockpoint Gas Storage Canada Ltd. 7.00%, 3/31/23(a)	291,000	296,384

Seven Generations Energy Ltd. 6.75%, 5/1/23(a)	250,000	251,875
6.88%, 6/30/23(a)	272,000	276,814

Taseko Mines Ltd. 8.75%, 6/15/22(a)	172,000	164,690

Teine Energy Ltd. 6.88%, 9/30/22(a)	155,000	156,938

Tervita Corp. 7.63%, 12/1/21(a)	219,000	223,380

Videotron Ltd. 5.00%, 7/15/22	411,000	432,577

Xplornet Communications, Inc. 9.63%, 6/1/22, Toggle PIK (9.625% Cash or 10.625% PIK)(a)	123,675	126,767

Total Canada		12,087,462

Cayman Islands – 0.1%

Vantage Drilling International 9.25%, 11/15/23(a)	290,000	295,800

Denmark – 0.2%

DKT Finance ApS 9.38%, 6/17/23(a)	306,000	329,577

Welltec A/S 9.50%, 12/1/22(a)	200,000	193,500

Total Denmark		523,077

Finland – 0.1%

Nokia Oyj 3.38%, 6/12/22	236,000	239,540

Germany – 0.3%

Alpha 2 B.V. 8.75%, 6/1/23, Toggle PIK (8.75% Cash or 9.50% PIK)(a)	200,000	194,250

Deutsche Bank AG 4.30%, 5/24/28, (4.296% fixed rate until 5/24/23; 5-year U.S. dollar Swap Rate + 2.248% thereafter)(c)	650,000	598,843

Total Germany		793,093

Ireland – 0.5%

Ardagh Packaging Finance PLC 4.25%, 9/15/22(a)	558,000	567,067
4.63%, 5/15/23(a)	429,000	440,137

Fly Leasing Ltd. 6.38%, 10/15/21(b)	210,000	214,463

Total Ireland		1,221,667

Italy – 0.6%

Intesa Sanpaolo SpA 5.02%, 6/26/24(a)	500,000	512,875

Telecom Italia SpA 5.30%, 5/30/24(a)	939,000	1,008,251

Total Italy		1,521,126

Jersey – 0.1%

Aston Martin Capital Holdings Ltd. 6.50%, 4/15/22(a)(b)	250,000	237,818

Liberia – 0.0%

Eletson Holdings, Inc. 9.63%, 1/15/22, Series Ai(e)	53,264	18,243

Luxembourg – 2.3%

Altice Financing S.A. 6.63%, 2/15/23(a)	971,000	1,003,771

Altice Finco S.A. 8.13%, 1/15/24(a)	300,000	311,250

Altice Luxembourg S.A. 7.75%, 5/15/22(a)(b)	287,000	295,043

ARD Finance S.A. 7.13%, 9/15/23, Toggle PIK (7.125% Cash or 7.875% PIK)	563,000	580,594

ARD Securities Finance SARL 8.75%, 1/31/23, Toggle PIK (8.75% Cash or 8.75% PIK)(a)	250,621	260,646

Intelsat Connect Finance S.A. 9.50%, 2/15/23(a)(b)	1,276,000	1,142,020

Intelsat Jackson Holdings S.A. 9.50%, 9/30/22(a)	232,000	269,410
5.50%, 8/1/23	961,000	879,315
8.00%, 2/15/24(a)	500,000	521,875

Intelsat Luxembourg S.A. 8.13%, 6/1/23(b)	380,000	304,000

Total Luxembourg		5,567,924

Netherlands – 0.5%

InterGen N.V. 7.00%, 6/30/23(a)	300,000	277,500

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2019

Investments	Principal Amount	Value

Koninklijke KPN N.V. 7.00%, 3/28/73, (7.00% fixed rate until 3/28/23; 10-year U.S. dollar Swap Rate + 5.21% until 3/28/43; 10-year U.S. dollar Swap Rate + 5.96% thereafter)(a)(c)	$450,000	$479,371

OCI N.V. 6.63%, 4/15/23(a)	360,000	381,600

Total Netherlands		1,138,471

New Zealand – 0.1%

Trilogy International Partners LLC 8.88%, 5/1/22(a)	230,000	221,375

Norway – 0.1%

Aker BP ASA 6.00%, 7/1/22(a)	359,000	369,950

Spain – 0.1%

Cirsa Finance International SARL 7.88%, 12/20/23(a)	229,000	242,890

Sweden – 0.3%

Stena AB 7.00%, 2/1/24(a)	250,000	246,250

Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	473,000	491,054

Total Sweden		737,304

United Kingdom – 1.6%

Algeco Global Finance PLC 8.00%, 2/15/23(a)	200,000	201,150

Avon International Operations, Inc. 7.88%, 8/15/22(a)	229,000	240,198

Avon Products, Inc. 7.00%, 3/15/23(b)	445,000	461,687

Fiat Chrysler Automobiles N.V. 4.50%, 4/15/20	665,000	673,312
5.25%, 4/15/23(b)	600,000	643,086

Global Ship Lease, Inc. 9.88%, 11/15/22(a)(b)	217,000	219,713

Inmarsat Finance PLC 4.88%, 5/15/22(a)	569,000	577,535

Jaguar Land Rover Automotive PLC 5.63%, 2/1/23(a)(b)	749,000	720,074

KCA Deutag UK Finance PLC 9.88%, 4/1/22(a)(b)	498,000	326,190

Total United Kingdom		4,062,945
TOTAL FOREIGN CORPORATE BONDS (Cost: $31,070,419)		31,234,550
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.4%

United States – 11.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(g)
(Cost: $28,144,890)(h)	28,144,890	28,144,890

TOTAL INVESTMENTS IN SECURITIES – 108.7% (Cost: $270,160,855)		268,978,582

Other Assets less Liabilities – (8.7)%		(21,513,079)

NET ASSETS – 100.0%		$247,465,503
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)	Security in default on interest payments.

(f)	Subsequent to the fiscal year ended August 31, 2019, the security defaulted on interest payments.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(h)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $27,843,299 and the total market value of the collateral held by the Fund was $28,853,303. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $708,413.

PIK – Payment In Kind

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	589	12/31/19	$(127,293,024)	$(59,821)
5 Year U.S. Treasury Note	357	12/31/19	(42,831,633)	(14,572)
			$(170,124,657)	$(74,393)
†	As of August 31, 2019, deposits at broker for futures contracts of $988,713 included cash collateral of $975,257 and previously settled variation margin gains on open futures contracts of $13,456.

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 29.3%

Federal Home Loan Bank – 1.2%
2.63%, 5/28/20	$75,000	$75,416
1.13%, 7/14/21	240,000	238,255
3.00%, 9/10/21	70,000	71,968
3.00%, 10/12/21	75,000	77,274
3.38%, 9/8/23	70,000	75,195
3.38%, 12/8/23	65,000	70,132
3.25%, 11/16/28	65,000	73,888
5.50%, 7/15/36	140,000	208,926

Total Federal Home Loan Bank		891,054

Federal Home Loan Mortgage Corporation – 8.6%
2.38%, 1/13/22	655,000	667,728
2.50%, 3/1/28	43,269	43,974
3.50%, 1/1/29	42,176	43,873
2.50%, 6/1/29	79,264	80,549
3.00%, 8/1/29	38,922	40,164
2.50%, 1/1/30	45,524	46,207
2.50%, 2/1/30	67,710	68,726
3.00%, 4/1/30	68,599	70,706
3.00%, 5/1/30	35,155	36,235
2.50%, 12/1/31	65,674	66,663
3.00%, 12/1/31	64,436	66,300
6.25%, 7/15/32	94,000	141,598
2.50%, 11/1/32	39,545	40,141
3.00%, 1/1/33	40,044	41,129
4.00%, 11/1/33	42,027	43,977
4.00%, 5/1/34	59,650	63,263
3.50%, 8/1/34	36,950	38,525
3.00%, 5/1/37	39,529	40,722
3.00%, 2/1/38	70,093	72,039
5.50%, 4/1/38	46,072	51,927
4.50%, 12/1/40	66,898	72,646
4.00%, 2/1/41	265,201	284,393
3.50%, 3/1/42	79,058	82,760
3.00%, 6/1/43	82,502	85,301
3.00%, 7/1/43	91,052	94,467
3.00%, 8/1/43	124,887	129,150
4.00%, 12/1/43	30,429	32,359
3.00%, 1/1/44	123,172	127,441
3.50%, 9/1/44	119,071	124,633
4.00%, 9/1/44	93,641	99,089
3.50%, 1/1/45	57,175	59,753
3.00%, 4/1/45	196,921	203,145
4.50%, 7/1/45	43,102	46,692
3.50%, 8/1/45	97,556	101,898
4.00%, 8/1/45	54,433	57,517
3.50%, 9/1/45	132,251	138,133
4.00%, 11/1/45	61,064	64,508
3.50%, 3/1/46	71,276	74,446
3.00%, 4/1/46	21,166	21,824
3.50%, 4/1/46	118,558	123,730
3.00%, 5/1/46	171,164	176,788
3.50%, 5/1/46	31,627	32,997
3.00%, 9/1/46	47,420	48,834
4.50%, 9/1/46	109,361	119,051
3.00%, 10/1/46	115,755	119,177
3.00%, 11/1/46	98,399	101,207
4.00%, 11/1/46	32,219	33,899
3.50%, 12/1/46	143,156	149,009
3.00%, 2/1/47	20,483	21,043
4.00%, 2/1/47	33,586	35,300
4.50%, 4/1/47	36,883	39,096
3.50%, 5/1/47	39,209	40,737
4.50%, 5/1/47	63,872	67,686
3.50%, 8/1/47	197,999	205,283
4.00%, 8/1/47	87,554	91,837
4.50%, 9/1/47	34,286	36,313
3.00%, 10/1/47	110,110	113,156
3.50%, 10/1/47	235,320	243,855
4.00%, 2/1/48	50,449	52,818
4.50%, 2/1/48	127,576	135,028
3.50%, 6/1/48	179,053	184,697
4.00%, 7/1/48	222,039	237,683
4.00%, 9/1/48	106,087	110,231
4.00%, 10/1/48	177,599	184,975
5.00%, 3/1/49	200,000	213,439

Total Federal Home Loan Mortgage Corporation		6,582,470

Federal National Mortgage Association – 12.1%
1.50%, 6/22/20	236,000	235,332
5.50%, 10/1/25	47,477	51,279
4.00%, 7/1/26	9,400	9,791
1.88%, 9/24/26	94,000	96,382
3.50%, 10/1/26	58,709	60,832
3.50%, 12/1/26	12,900	13,366
3.00%, 6/1/27	52,636	54,229
2.50%, 8/1/28	35,734	36,298
3.00%, 11/1/28	17,218	17,738
3.00%, 7/1/29	74,219	76,465
3.00%, 9/1/30	39,859	41,067
3.50%, 4/1/31	38,599	40,111
2.50%, 6/1/31	32,844	33,323
2.50%, 7/1/31	33,181	33,666
2.50%, 10/1/31	115,809	117,552
2.50%, 4/1/32	33,415	34,045
2.50%, 9/1/32	89,853	91,676
3.00%, 10/1/32	64,702	66,483
2.50%, 12/1/32	20,216	20,499
3.50%, 1/1/33	44,629	46,382
3.00%, 3/1/33	49,751	51,074
3.00%, 4/1/33	83,094	85,299
6.00%, 2/1/34	59,315	67,984
4.00%, 8/1/34	20,171	21,321
2.00%, 9/1/34(a)	50,000	49,919
3.50%, 9/1/34(a)	100,000	103,641
4.00%, 9/1/34(a)	25,000	26,032
3.50%, 1/1/36	24,204	25,155
3.50%, 7/1/36	65,509	68,083
3.00%, 11/1/36	92,778	96,294
3.00%, 2/1/37	97,661	100,573
3.50%, 4/1/38	43,860	45,593
4.50%, 9/1/39	28,146	30,471
4.50%, 8/1/40	55,965	60,648
5.50%, 9/1/40	75,940	85,589
3.50%, 6/1/42	20,334	21,276
4.00%, 7/1/42	110,658	118,434

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value
4.00%, 9/1/42	$344,938	$368,881
3.00%, 1/1/43	102,018	105,560
3.00%, 4/1/43	110,613	114,397
3.50%, 5/1/43	29,716	31,092
3.00%, 6/1/43	116,058	120,352
4.00%, 6/1/43	12,154	12,992
3.00%, 8/1/43	218,684	226,259
3.50%, 8/1/43	249,430	260,898
4.00%, 11/1/43	25,981	27,658
3.00%, 2/1/44	89,379	92,434
4.00%, 2/1/44	151,118	160,709
4.50%, 2/1/44	176,036	193,683
4.50%, 5/1/44	20,106	21,611
4.00%, 9/1/44	97,912	103,535
4.00%, 10/1/44	169,050	178,749
3.50%, 2/1/45	168,053	175,764
5.00%, 2/1/45	88,219	96,729
3.50%, 3/1/45	108,605	113,423
3.50%, 4/1/45	109,630	114,563
3.50%, 6/1/45	169,876	177,941
4.00%, 8/1/45	185,656	196,078
3.50%, 12/1/45	367,547	382,811
3.00%, 1/1/46	171,373	176,692
3.50%, 1/1/46	129,620	135,222
3.50%, 2/1/46	70,162	73,240
3.50%, 4/1/46	29,778	31,058
4.00%, 4/1/46	27,014	28,562
3.00%, 5/1/46	140,346	144,668
3.50%, 5/1/46	230,527	240,323
4.50%, 5/1/46	129,259	138,055
4.00%, 7/1/46	77,113	81,228
3.00%, 9/1/46	115,899	119,294
3.00%, 10/1/46	79,459	81,725
4.00%, 10/1/46	34,729	36,554
2.50%, 11/1/46	21,181	21,313
3.00%, 11/1/46	223,710	230,571
3.50%, 11/1/46	38,428	40,122
3.00%, 1/1/47	82,686	84,970
3.00%, 2/1/47	42,190	43,372
4.00%, 2/1/47	37,808	39,719
3.50%, 3/1/47	19,602	20,353
4.00%, 3/1/47	40,907	42,956
4.00%, 5/1/47	118,295	124,129
4.00%, 8/1/47	118,533	125,012
3.50%, 11/1/47	347,053	360,025
4.50%, 11/1/47	71,947	76,127
3.50%, 12/1/47	131,057	136,235
3.00%, 1/1/48	45,015	46,200
3.50%, 1/1/48	146,801	152,199
4.00%, 7/1/48	46,996	48,939
4.50%, 7/1/48	162,094	171,267
4.00%, 8/1/48	258,645	269,749
4.50%, 9/1/48	79,081	83,429
5.50%, 4/1/49	74,999	81,342
2.50%, 9/1/49(a)	25,000	25,153
4.00%, 9/1/49(a)	175,000	181,699
5.00%, 9/1/49(a)	50,000	53,398

Total Federal National Mortgage Association		9,254,921

Government National Mortgage Association – 7.4%
3.00%, 4/20/33	84,756	87,061
5.00%, 2/20/43	47,984	52,948
3.50%, 3/20/43	244,607	259,950
4.00%, 5/20/43	49,532	52,940
4.00%, 6/20/43	90,888	97,161
3.00%, 8/20/43	122,400	127,229
5.00%, 4/20/44	106,478	117,214
3.50%, 7/20/44	161,409	169,870
4.00%, 7/20/44	31,507	33,637
5.00%, 7/20/44	18,836	20,598
3.50%, 8/20/44	202,731	213,200
5.00%, 8/20/44	17,722	19,515
3.00%, 9/20/44	89,448	92,991
4.50%, 9/20/44	69,947	75,037
3.00%, 1/20/45	38,292	39,672
4.00%, 4/20/45	187,346	199,652
3.50%, 11/20/45	172,096	179,779
3.00%, 12/20/45	215,470	223,257
4.50%, 12/20/45	73,008	77,992
3.00%, 5/20/46	37,896	39,195
3.50%, 9/20/46	191,197	199,633
4.00%, 10/20/46	128,886	136,469
4.00%, 12/20/46	59,163	62,516
4.00%, 1/20/47	57,061	60,031
4.50%, 1/20/47	63,632	67,505
3.50%, 2/20/47	77,943	81,364
4.00%, 2/20/47	57,066	60,014
3.50%, 3/20/47	160,954	168,032
3.50%, 4/20/47	117,222	122,365
3.00%, 5/20/47	111,695	115,539
4.00%, 7/20/47	86,919	91,219
3.00%, 8/20/47	102,866	106,291
4.00%, 8/20/47	71,878	75,413
3.50%, 9/20/47	164,678	171,889
4.50%, 10/20/47	34,283	36,075
3.00%, 11/20/47	128,101	132,234
3.00%, 12/20/47	107,829	111,307
3.50%, 1/20/48	348,053	364,818
4.00%, 1/20/48	40,615	42,496
3.00%, 2/20/48	186,243	192,252
4.50%, 6/20/48	104,417	109,646
3.50%, 7/20/48	132,074	137,495
4.00%, 9/20/48	147,572	153,892
4.50%, 9/20/48	97,838	102,487
5.50%, 10/20/48	107,141	114,146
2.50%, 9/1/49(a)	25,000	25,397
3.00%, 9/1/49(a)	100,000	103,111
3.50%, 9/1/49(a)	25,000	25,979
4.00%, 9/1/49(a)	75,000	78,180
4.50%, 9/1/49(a)	200,000	209,281

Total Government National Mortgage Association		5,635,974
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $21,530,487)		22,364,419

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 35.3%

U.S. Treasury Bonds – 9.0%

U.S. Treasury Bond
7.63%, 11/15/22	$188,000	$224,289
6.88%, 8/15/25	377,000	493,863
5.25%, 2/15/29	259,000	344,758
6.25%, 5/15/30	94,000	137,881
5.38%, 2/15/31	23,500	32,968
5.00%, 5/15/37	24,000	36,124
4.38%, 2/15/38	75,000	106,257
4.50%, 5/15/38	24,000	34,568
3.50%, 2/15/39	122,000	156,377
4.25%, 5/15/39	141,000	198,650
4.50%, 8/15/39	118,000	171,649
4.38%, 11/15/39	106,000	152,120
4.63%, 2/15/40	47,000	69,647
3.88%, 8/15/40	127,000	171,996
3.00%, 5/15/42	94,000	112,910
2.88%, 5/15/43	71,000	83,745
3.63%, 8/15/43	263,500	349,431
3.75%, 11/15/43	146,000	197,482
3.63%, 2/15/44	141,000	187,505
3.38%, 5/15/44	118,000	151,248
3.13%, 8/15/44	282,000	347,769
3.00%, 11/15/44	145,000	175,348
2.50%, 2/15/45	71,000	78,789
3.00%, 5/15/45	94,000	113,971
2.88%, 8/15/45	94,000	111,610
3.00%, 11/15/45	141,000	171,329
2.50%, 2/15/46	141,000	156,593
2.50%, 5/15/46	715,000	794,781
2.25%, 8/15/46	28,000	29,653
2.88%, 11/15/46	94,000	112,165
3.00%, 2/15/47	240,000	293,236
3.00%, 5/15/47	221,000	270,142
2.75%, 8/15/47	94,000	109,844
2.75%, 11/15/47	94,000	109,945
3.00%, 2/15/48	141,000	172,841
3.13%, 5/15/48	24,000	30,105
3.00%, 8/15/48	141,000	173,138
3.38%, 11/15/48	160,000	210,444

Total U.S. Treasury Bonds		6,875,171

U.S. Treasury Notes – 26.3%

U.S. Treasury Note
1.13%, 12/31/19	282,000	281,229
3.50%, 5/15/20	141,000	142,605
1.38%, 5/31/20	188,000	187,354
1.50%, 5/31/20	188,000	187,534
1.63%, 6/30/20	122,000	121,800
1.88%, 6/30/20	188,000	188,081
2.50%, 6/30/20	122,000	122,681
1.50%, 7/15/20	193,000	192,480
1.63%, 7/31/20	188,000	187,688
2.00%, 7/31/20	94,000	94,163
1.50%, 8/15/20	160,000	159,572
2.63%, 8/15/20	188,000	189,443
1.38%, 8/31/20	188,000	187,255
1.38%, 9/30/20	188,000	187,229
1.63%, 10/15/20	188,000	187,787
1.38%, 10/31/20	365,000	363,524
1.75%, 11/15/20	188,000	188,095
2.63%, 11/15/20	282,000	285,046
1.63%, 11/30/20	323,000	322,722
1.75%, 12/31/20	287,000	287,252
1.38%, 4/30/21	376,000	374,678
2.25%, 4/30/21	471,000	476,032
2.63%, 5/15/21	188,000	191,286
1.38%, 5/31/21	188,000	187,365
2.00%, 5/31/21	282,000	284,082
2.63%, 6/15/21	282,000	287,249
1.13%, 6/30/21	452,000	448,478
1.13%, 7/31/21	188,000	186,517
2.13%, 8/15/21	94,100	95,162
1.13%, 8/31/21	254,000	252,035
1.13%, 9/30/21	471,000	467,210
2.13%, 9/30/21	282,000	285,530
1.25%, 10/31/21	99,000	98,464
2.00%, 10/31/21	89,000	89,939
2.00%, 11/15/21	113,000	114,262
1.50%, 1/31/22	188,000	188,169
1.88%, 1/31/22	188,000	189,759
1.75%, 5/15/22	28,000	28,224
1.63%, 8/15/22	188,000	189,079
1.63%, 8/31/22	188,000	189,054
1.88%, 8/31/22	188,000	190,445
1.75%, 9/30/22	188,000	189,821
1.88%, 9/30/22	188,000	190,574
1.63%, 11/15/22	491,000	494,097
1.75%, 1/31/23	282,000	285,051
2.38%, 1/31/23	282,000	290,879
1.50%, 3/31/23	212,000	212,662
2.50%, 3/31/23	565,000	586,232
2.75%, 4/30/23	188,000	196,853
1.75%, 5/15/23	706,000	714,439
2.75%, 5/31/23	188,000	197,018
1.38%, 6/30/23	127,000	126,777
1.25%, 7/31/23	94,000	93,378
2.50%, 8/15/23	188,000	195,817
1.38%, 9/30/23	188,000	187,692
1.63%, 10/31/23	94,000	94,793
2.25%, 12/31/23	376,000	389,131
2.25%, 1/31/24	104,000	107,691
2.75%, 2/15/24	132,000	139,587
2.13%, 2/29/24	329,000	339,114
2.13%, 3/31/24	612,000	631,185
2.00%, 4/30/24	541,000	555,265
2.50%, 5/15/24	282,000	295,929
2.00%, 5/31/24	235,000	241,440
2.38%, 8/15/24	329,000	344,101
2.25%, 11/15/24	169,000	176,001
2.13%, 11/30/24	71,000	73,520
2.25%, 12/31/24	99,000	103,209
2.50%, 1/31/25	99,000	104,530
2.00%, 2/15/25	235,000	242,119
2.75%, 2/28/25	99,000	105,905

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)
August 31, 2019

Investments	Principal Amount	Value
2.88%, 4/30/25	$188,000	$202,662
2.13%, 5/15/25	282,000	292,691
2.00%, 8/15/25	254,000	262,032
2.25%, 11/15/25	282,000	295,423
1.50%, 8/15/26	682,000	683,918
2.25%, 2/15/27	94,000	99,254
2.38%, 5/15/27	235,000	250,619
2.25%, 8/15/27	207,000	219,088
2.25%, 11/15/27	118,000	125,009
2.75%, 2/15/28	183,000	201,336
2.88%, 5/15/28	235,000	261,424
2.88%, 8/15/28	212,000	236,310
3.13%, 11/15/28	141,000	160,553

Total U.S. Treasury Notes		20,071,688
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $24,996,321)		26,946,859

U.S. CORPORATE BONDS – 23.7%

United States – 23.7%

3M Co.
2.25%, 9/19/26	5,000	5,034
3.13%, 9/19/46	23,000	22,910
3.63%, 10/15/47	18,000	19,350

Abbott Laboratories 3.40%, 11/30/23	14,000	14,761
6.15%, 11/30/37	28,000	39,234
4.75%, 4/15/43	10,000	12,516

AbbVie, Inc. 3.60%, 5/14/25	57,000	59,474
4.70%, 5/14/45	48,000	52,326

Activision Blizzard, Inc. 2.30%, 9/15/21	5,000	5,003
2.60%, 6/15/22(b)	23,000	23,262

Aetna, Inc. 4.75%, 3/15/44	18,000	20,092
3.88%, 8/15/47	18,000	18,159

Air Lease Corp. 2.13%, 1/15/20	5,000	4,997
3.38%, 6/1/21	18,000	18,308
2.63%, 7/1/22	5,000	5,047
3.88%, 7/3/23	5,000	5,241
4.25%, 9/15/24	5,000	5,378
3.63%, 4/1/27	23,000	23,940
3.63%, 12/1/27	94,000	98,016

Aircastle Ltd. 5.00%, 4/1/23	5,000	5,352

Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	94,000	99,981
4.00%, 1/15/24	5,000	5,378
3.45%, 4/30/25	18,000	18,954

Allergan Funding SCS 3.45%, 3/15/22	23,000	23,633
4.55%, 3/15/35	10,000	10,772
4.75%, 3/15/45	5,000	5,465

Allstate Corp. (The) 3.28%, 12/15/26	18,000	19,461

Altria Group, Inc. 2.85%, 8/9/22	71,000	72,399
5.38%, 1/31/44	48,000	56,854

Amazon.com, Inc. 4.05%, 8/22/47	23,000	28,256
4.25%, 8/22/57	117,000	149,209

Ameren Illinois Co. 3.80%, 5/15/28	48,000	53,471

American Express Co. 3.00%, 10/30/24	48,000	49,841
3.63%, 12/5/24	94,000	100,059
4.05%, 12/3/42	18,000	21,497

American Express Credit Corp. 1.70%, 10/30/19	5,000	4,996
2.70%, 3/3/22	94,000	95,905
3.30%, 5/3/27(b)	10,000	10,813

American Honda Finance Corp. 1.95%, 7/20/20	23,000	22,991
2.65%, 2/12/21	5,000	5,045
1.70%, 9/9/21	23,000	22,909
3.38%, 12/10/21	18,000	18,586
2.90%, 2/16/24	5,000	5,188
2.30%, 9/9/26(b)	5,000	5,048

American International Group, Inc. 4.88%, 6/1/22	5,000	5,360
4.70%, 7/10/35	5,000	5,755
4.75%, 4/1/48(b)	28,000	33,411

American Tower Corp. 2.80%, 6/1/20	5,000	5,017
3.30%, 2/15/21	5,000	5,080
3.60%, 1/15/28	18,000	19,096

American Water Capital Corp. 2.95%, 9/1/27	24,000	24,922
3.75%, 9/1/47	5,000	5,528

AmerisourceBergen Corp. 3.40%, 5/15/24	18,000	18,711

Amgen, Inc. 3.45%, 10/1/20	5,000	5,077
2.25%, 8/19/23(b)	5,000	5,036
4.66%, 6/15/51	82,000	97,687

Anadarko Petroleum Corp. 5.55%, 3/15/26	25,000	28,332

Anthem, Inc. 2.50%, 11/21/20	9,000	9,047
3.50%, 8/15/24	5,000	5,246
6.38%, 6/15/37	18,000	24,424
4.65%, 1/15/43	65,000	74,152

Aon Corp. 5.00%, 9/30/20	48,000	49,453

Apple, Inc. 2.00%, 5/6/20	66,000	66,043
2.40%, 5/3/23(b)	18,000	18,392
3.00%, 2/9/24	18,000	18,831
2.85%, 5/11/24	48,000	50,009
3.00%, 6/20/27	23,000	24,415
4.45%, 5/6/44	18,000	22,338
4.38%, 5/13/45	18,000	22,187
3.75%, 11/13/47	23,000	26,383

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Aptiv Corp. 4.15%, 3/15/24	$5,000	$5,335

Archer-Daniels-Midland Co. 3.38%, 3/15/22	94,000	97,508
4.02%, 4/16/43	24,000	27,743

Ares Capital Corp. 4.25%, 3/1/25	18,000	18,665

Ascension Health 4.85%, 11/15/53	24,000	33,070

Assurant, Inc. 4.00%, 3/15/23	18,000	18,794
4.20%, 9/27/23	18,000	18,831

AT&T, Inc. 4.60%, 2/15/21	5,000	5,150
2.80%, 2/17/21	23,000	23,200
4.45%, 5/15/21	23,000	23,895
3.00%, 2/15/22(b)	23,000	23,524
3.20%, 3/1/22(b)	48,000	49,267
3.55%, 6/1/24	19,000	19,988
3.80%, 2/15/27	24,000	25,659
4.30%, 2/15/30	50,000	55,621
5.38%, 10/15/41	5,000	5,948
5.35%, 12/15/43	24,000	27,876
4.35%, 6/15/45	96,000	102,295
4.75%, 5/15/46	10,000	11,186
5.45%, 3/1/47(b)	10,000	12,228

Autodesk, Inc. 3.13%, 6/15/20	38,000	38,199

AutoNation, Inc. 3.50%, 11/15/24	18,000	18,383
4.50%, 10/1/25	18,000	19,251

AutoZone, Inc. 3.25%, 4/15/25	18,000	18,695

AXA Equitable Holdings, Inc. 4.35%, 4/20/28	48,000	51,566

Baker Hughes a GE Co. LLC 3.34%, 12/15/27	48,000	49,265

Bank of America Corp.
5.63%, 7/1/20	5,000	5,144
2.63%, 10/19/20	10,000	10,078
2.15%, 11/9/20	5,000	5,003
2.33%, 10/1/21, (2.328% fixed rate until 10/1/20; 3-month U.S. dollar London Interbank Offered Rate + 0.63% thereafter)(c)	10,000	10,018
3.50%, 5/17/22, (3.499% fixed rate until 5/17/21; 3-month U.S. dollar London Interbank Offered Rate + 0.63% thereafter)(c)	10,000	10,227
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	155,000	159,185
4.13%, 1/22/24(b)	48,000	51,958
3.55%, 3/5/24, (3.550% fixed rate until 3/5/23; 3-month U.S. dollar London Interbank Offered Rate + 0.78% thereafter)(c)	10,000	10,457
4.20%, 8/26/24	48,000	51,809
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	94,000	99,521
7.75%, 5/14/38	100,000	156,276
4.75%, 4/21/45, Series L(b)	10,000	12,289
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(b)(c)	18,000	20,969

BankUnited, Inc. 4.88%, 11/17/25	18,000	19,817

Bayer US Finance II LLC
2.75%, 7/15/21(d)	94,000	94,191
4.70%, 7/15/64(d)	23,000	22,895

Baylor Scott & White Holdings 4.19%, 11/15/45	24,000	29,351

BB&T Corp.
5.25%, 11/1/19	25,000	25,115
2.45%, 1/15/20	23,000	23,018
2.05%, 5/10/21	5,000	5,006
3.20%, 9/3/21	5,000	5,109
2.85%, 10/26/24	94,000	97,074

Becton Dickinson and Co.
2.68%, 12/15/19	23,000	23,020
2.89%, 6/6/22	19,000	19,320

Bemis Co., Inc. 4.50%, 10/15/21(d)	5,000	5,176

Berkshire Hathaway Energy Co. 3.25%, 4/15/28	23,000	24,468

Berkshire Hathaway, Inc. 3.75%, 8/15/21(b)	5,000	5,177

BlackRock, Inc. 3.50%, 3/18/24	18,000	19,401

Boardwalk Pipelines L.P.
4.95%, 12/15/24	5,000	5,379
4.45%, 7/15/27	18,000	18,747

Boeing Capital Corp. 4.70%, 10/27/19	5,000	5,019

Boeing Co. (The)
2.25%, 6/15/26	5,000	5,012
5.88%, 2/15/40	10,000	14,005

Boston Properties L.P.
3.85%, 2/1/23	5,000	5,277
3.13%, 9/1/23	19,000	19,725
3.65%, 2/1/26	5,000	5,327
2.75%, 10/1/26	24,000	24,402

BP Capital Markets America, Inc.
2.75%, 5/10/23	28,000	28,703
3.12%, 5/4/26	5,000	5,244

Brixmor Operating Partnership L.P. 3.65%, 6/15/24	5,000	5,226

Broadcom Corp. 2.38%, 1/15/20	66,000	65,977
3.63%, 1/15/24	48,000	49,013
3.13%, 1/15/25(b)	5,000	4,941
3.88%, 1/15/27	23,000	23,031
3.50%, 1/15/28	5,000	4,850

Buckeye Partners L.P. 4.15%, 7/1/23	19,000	18,982

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Burlington Northern Santa Fe LLC
4.70%, 10/1/19	$47,500	$47,588
3.00%, 4/1/25	18,000	18,833
7.00%, 12/15/25	47,000	59,929
6.15%, 5/1/37	10,000	14,121
5.15%, 9/1/43	48,000	62,426
3.90%, 8/1/46	5,000	5,723

Burlington Resources LLC 7.40%, 12/1/31	14,000	20,467

Campbell Soup Co. 3.30%, 3/15/21	5,000	5,072

Capital One Financial Corp.
2.50%, 5/12/20	28,000	28,053
3.45%, 4/30/21	23,000	23,491
4.75%, 7/15/21	5,000	5,229
3.50%, 6/15/23	28,000	29,259

Cardinal Health, Inc. 2.40%, 11/15/19	5,000	4,998

Carlisle Cos., Inc. 3.75%, 12/1/27	18,000	19,028

Carnival Corp. 3.95%, 10/15/20	5,000	5,093

Caterpillar Financial Services Corp.
2.10%, 1/10/20	24,000	24,002
3.35%, 12/7/20	94,000	95,768
3.15%, 9/7/21	5,000	5,132
2.85%, 6/1/22	5,000	5,135
2.40%, 6/6/22	5,000	5,073
3.75%, 11/24/23	24,000	25,712

Cboe Global Markets, Inc. 3.65%, 1/12/27	5,000	5,411

CBRE Services, Inc. 4.88%, 3/1/26	5,000	5,563

CBS Corp.
3.38%, 3/1/22	5,000	5,138
3.38%, 2/15/28	5,000	5,145
4.90%, 8/15/44	5,000	5,824

Celanese US Holdings LLC 5.88%, 6/15/21(b)	5,000	5,306

Celgene Corp.
4.00%, 8/15/23	18,000	19,243
3.45%, 11/15/27	28,000	30,000

CenterPoint Energy Resources Corp.
3.55%, 4/1/23	9,000	9,392
4.10%, 9/1/47	5,000	5,629

CenterPoint Energy, Inc. 3.85%, 2/1/24	18,000	19,147

Charter Communications Operating LLC
4.50%, 2/1/24	18,000	19,367
6.38%, 10/23/35	5,000	6,110
6.83%, 10/23/55	23,000	29,360

Chubb INA Holdings, Inc.
2.70%, 3/13/23	18,000	18,440
3.15%, 3/15/25	18,000	19,041

Church & Dwight Co., Inc. 2.88%, 10/1/22	5,000	5,105

Cigna Holding Co. 3.88%, 10/15/47(b)	5,000	5,132

Cintas Corp. No. 2
2.90%, 4/1/22(b)	5,000	5,111
3.25%, 6/1/22	28,000	28,834
3.70%, 4/1/27	23,000	25,283

Cisco Systems, Inc.
1.85%, 9/20/21	10,000	9,995
3.00%, 6/15/22	5,000	5,171
2.60%, 2/28/23	5,000	5,135
5.90%, 2/15/39(b)	15,000	21,815

Citigroup, Inc.
2.65%, 10/26/20	9,000	9,056
2.70%, 3/30/21	94,000	94,984
3.30%, 4/27/25	9,000	9,525
5.50%, 9/13/25	75,000	86,009
3.70%, 1/12/26	9,000	9,704
4.45%, 9/29/27	24,000	26,428
3.52%, 10/27/28, (3.520% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)	24,000	25,454
6.63%, 6/15/32	5,000	6,680
6.68%, 9/13/43	19,000	28,196

Cleco Corporate Holdings LLC 3.74%, 5/1/26	23,000	24,009

CME Group, Inc.
3.00%, 3/15/25	5,000	5,269
5.30%, 9/15/43	5,000	6,957
4.15%, 6/15/48	5,000	6,159

CNH Industrial Capital LLC 4.38%, 4/5/22	5,000	5,219

Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	5,000	6,155

Comcast Corp.
3.13%, 7/15/22	5,000	5,180
3.70%, 4/15/24	23,000	24,644
3.30%, 2/1/27	23,000	24,500
3.55%, 5/1/28	236,000	256,198
6.45%, 3/15/37	27,000	38,757
3.40%, 7/15/46	10,000	10,420
3.97%, 11/1/47	28,000	31,629
4.05%, 11/1/52	28,000	32,079
4.95%, 10/15/58	28,000	36,524

Commonwealth Edison Co. 4.70%, 1/15/44	15,000	19,141

Conagra Brands, Inc. 7.00%, 10/1/28	19,000	24,056

Concho Resources, Inc. 3.75%, 10/1/27	23,000	23,956

Connecticut Light & Power Co. (The) 4.30%, 4/15/44(b)	15,000	18,404

ConocoPhillips 6.50%, 2/1/39	18,000	26,474

Consolidated Edison Co. of New York, Inc. 4.00%, 11/15/57, Series C	18,000	20,318

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Constellation Brands, Inc. 5.25%, 11/15/48	$94,000	$119,366

Continental Resources, Inc. 4.50%, 4/15/23	5,000	5,181

Corning, Inc. 5.85%, 11/15/68	18,000	22,482

Costco Wholesale Corp.
2.30%, 5/18/22(b)	5,000	5,067
3.00%, 5/18/27	5,000	5,336

Crown Castle International Corp.
5.25%, 1/15/23	101,000	110,560
3.15%, 7/15/23	18,000	18,602

CSX Corp. 4.50%, 8/1/54	18,000	21,441

CVS Health Corp.
4.00%, 12/5/23	48,000	51,048
6.25%, 6/1/27	48,000	57,626
4.88%, 7/20/35	48,000	54,885
5.30%, 12/5/43	48,000	56,644
5.05%, 3/25/48	10,000	11,666

Darden Restaurants, Inc. 3.85%, 5/1/27	18,000	19,241

Dell International LLC
4.42%, 6/15/21(d)	15,000	15,474
8.35%, 7/15/46(d)	23,000	30,249

Delta Air Lines, Inc. 2.60%, 12/4/20	10,000	10,035

Digital Realty Trust L.P. 3.95%, 7/1/22	19,000	19,906

Discovery Communications LLC
2.20%, 9/20/19	5,000	4,999
4.38%, 6/15/21	5,000	5,186
4.88%, 4/1/43	23,000	24,513
5.20%, 9/20/47	10,000	11,329

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	19,000	25,867

Dominion Energy, Inc.
3.90%, 10/1/25	5,000	5,394
5.95%, 6/15/35, Series B	5,000	6,453

Dover Corp. 3.15%, 11/15/25	23,000	23,649

Dow Chemical Co. (The)
4.13%, 11/15/21	5,000	5,192
3.00%, 11/15/22	5,000	5,109
7.38%, 11/1/29	5,000	6,688
4.25%, 10/1/34	23,000	25,196
9.40%, 5/15/39	5,000	8,234
4.38%, 11/15/42	5,000	5,273

DR Horton, Inc. 4.38%, 9/15/22	18,000	18,902

Duke Energy Carolinas LLC 3.70%, 12/1/47	48,000	53,478

Duke Energy Corp. 3.15%, 8/15/27(b)	23,000	24,169

Duke Energy Florida LLC 6.40%, 6/15/38(b)	43,500	65,413

Duke Energy Ohio, Inc. 3.80%, 9/1/23	18,000	19,190

DXC Technology Co. 4.75%, 4/15/27(b)	10,000	10,662

Eagle Materials, Inc. 4.50%, 8/1/26	15,000	15,527

Eastman Chemical Co.
2.70%, 1/15/20(b)	2,000	2,001
3.50%, 12/1/21(b)	18,000	18,452
4.80%, 9/1/42	23,000	25,484

Eaton Vance Corp. 3.50%, 4/6/27	18,000	19,272

Ecolab, Inc.
3.25%, 1/14/23	18,000	18,713
2.70%, 11/1/26	5,000	5,189

Eli Lilly & Co.
3.70%, 3/1/45	5,000	5,571
3.95%, 5/15/47(b)	23,000	26,830

Emerson Electric Co. 2.63%, 2/15/23	5,000	5,171

Enable Midstream Partners L.P. 3.90%, 5/15/24	23,000	23,663

Enbridge Energy Partners L.P. 5.88%, 10/15/25	5,000	5,842

Energy Transfer Operating L.P.
4.65%, 6/1/21	94,000	97,612
4.20%, 9/15/23, Series 5Y	5,000	5,289
4.90%, 3/15/35	18,000	18,870
6.63%, 10/15/36	19,000	23,331

Entergy Louisiana LLC 4.00%, 3/15/33	5,000	5,805

Enterprise Products Operating LLC
3.35%, 3/15/23	82,000	85,190
6.88%, 3/1/33, Series D	19,000	26,359
4.25%, 2/15/48	94,000	102,330

EQM Midstream Partners L.P. 4.75%, 7/15/23, Series 5Y	5,000	5,044

Exelon Corp. 5.10%, 6/15/45	33,000	41,458

Expedia Group, Inc.
5.95%, 8/15/20	5,000	5,161
3.80%, 2/15/28	5,000	5,301

Express Scripts Holding Co.
4.75%, 11/15/21	5,000	5,268
3.40%, 3/1/27	10,000	10,419
6.13%, 11/15/41	94,000	121,543

Exxon Mobil Corp.
3.04%, 3/1/26	23,000	24,439
3.57%, 3/6/45	23,000	25,643

Family Dollar Stores, Inc. 5.00%, 2/1/21	48,000	49,767

FedEx Corp.
4.00%, 1/15/24	5,000	5,386
3.20%, 2/1/25	18,000	18,864
4.20%, 10/17/28	18,000	19,966
3.90%, 2/1/35	94,000	98,693
3.88%, 8/1/42	5,000	4,965

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value
4.75%, 11/15/45	$5,000	$5,606
4.40%, 1/15/47	18,000	19,302

Fidelity National Information Services, Inc.
3.50%, 4/15/23	23,000	23,996
5.00%, 10/15/25	5,000	5,718
4.75%, 5/15/48, Series 30Y	5,000	6,163

Fifth Third Bancorp 8.25%, 3/1/38	20,000	31,087

FirstEnergy Corp.
3.90%, 7/15/27, Series B	18,000	19,366
7.38%, 11/15/31, Series C	5,000	7,172

Flex Ltd. 5.00%, 2/15/23(b)	5,000	5,357

Florida Power & Light Co.
3.70%, 12/1/47	5,000	5,672
4.13%, 6/1/48(b)	28,000	34,055

Ford Motor Co.
6.63%, 10/1/28	5,000	5,688
4.75%, 1/15/43	25,000	22,607

General Dynamics Corp.
2.13%, 8/15/26(b)	18,000	18,118
3.75%, 5/15/28(b)	23,000	25,949

General Electric Co.
5.55%, 5/4/20	5,000	5,078
5.30%, 2/11/21	5,000	5,136
4.65%, 10/17/21	9,000	9,324
6.75%, 3/15/32, Series A	28,000	34,355
6.15%, 8/7/37	24,000	28,428
5.88%, 1/14/38	24,000	27,753

General Mills, Inc. 4.55%, 4/17/38	28,000	32,369

General Motors Co. 4.20%, 10/1/27	71,000	73,260

General Motors Financial Co., Inc.
2.35%, 10/4/19	5,000	5,000
3.55%, 4/9/21(b)	5,000	5,085
3.45%, 4/10/22	5,000	5,101
3.15%, 6/30/22	5,000	5,070
4.00%, 1/15/25	76,000	78,268
4.30%, 7/13/25	5,000	5,214
4.35%, 1/17/27	5,000	5,185

George Washington University (The) 4.13%, 9/15/48, Series 2018	26,000	32,137

Georgia Power Co. 2.00%, 3/30/20	23,000	22,959
4.30%, 3/15/43	47,000	53,330

Georgia-Pacific LLC 7.75%, 11/15/29	5,000	7,304

Gilead Sciences, Inc. 1.85%, 9/20/19	5,000	5,000
2.55%, 9/1/20	10,000	10,055
3.50%, 2/1/25	5,000	5,333
3.65%, 3/1/26	94,000	101,148
5.65%, 12/1/41	23,000	30,511
4.50%, 2/1/45(b)	18,000	21,020

GLP Capital L.P. 5.38%, 11/1/23	18,000	19,572
5.75%, 6/1/28	18,000	20,523

Goldman Sachs Capital I 6.35%, 2/15/34(b)	19,000	24,804

Goldman Sachs Group, Inc. (The) 2.55%, 10/23/19	10,000	10,005
2.30%, 12/13/19	23,000	23,003
5.38%, 3/15/20(b)	30,000	30,511
6.00%, 6/15/20, Series D	94,000	96,711
5.25%, 7/27/21(b)	28,000	29,593
3.00%, 4/26/22	10,000	10,134
3.63%, 1/22/23	28,000	29,305
3.20%, 2/23/23	28,000	28,945
3.75%, 2/25/26	5,000	5,337
5.95%, 1/15/27	23,000	27,546
3.85%, 1/26/27	23,000	24,549
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)	23,000	24,472
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(c)	71,000	76,347
6.13%, 2/15/33	9,000	12,167
5.15%, 5/22/45	18,000	21,872

Halliburton Co. 6.70%, 9/15/38	18,000	24,248

HCP, Inc. 3.15%, 8/1/22	28,000	28,793
3.88%, 8/15/24	5,000	5,377

Healthcare Trust of America Holdings L.P. 3.75%, 7/1/27	5,000	5,273

Hershey Co. (The) 2.30%, 8/15/26	23,000	23,386

Hess Corp. 6.00%, 1/15/40(b)	23,000	26,175

Hewlett Packard Enterprise Co. 3.60%, 10/15/20	48,000	48,705
4.40%, 10/15/22	48,000	50,882
6.20%, 10/15/35	23,000	26,804

Home Depot, Inc. (The) 3.25%, 3/1/22	94,000	97,675
2.80%, 9/14/27	23,000	24,117
5.88%, 12/16/36	15,000	21,193

Honeywell International, Inc. 1.80%, 10/30/19	5,000	4,997
2.50%, 11/1/26(b)	10,000	10,294

Hospitality Properties Trust 5.00%, 8/15/22	5,000	5,255

HP, Inc. 4.30%, 6/1/21	48,000	49,789

Hubbell, Inc. 3.15%, 8/15/27	23,000	23,486

Hudson Pacific Properties L.P. 3.95%, 11/1/27	5,000	5,345

Humana, Inc. 2.50%, 12/15/20	18,000	18,038
4.80%, 3/15/47	23,000	27,063

Hyatt Hotels Corp. 3.38%, 7/15/23	48,000	49,813

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

IBM Credit LLC 3.45%, 11/30/20	$100,000	$101,755

Illinois Tool Works, Inc. 2.65%, 11/15/26(b)	5,000	5,207

Intel Corp. 3.30%, 10/1/21	10,000	10,286
4.10%, 5/11/47	18,000	21,532

Intercontinental Exchange, Inc. 2.75%, 12/1/20	10,000	10,088
3.75%, 12/1/25	5,000	5,441
3.10%, 9/15/27	5,000	5,310

International Business Machines Corp. 6.22%, 8/1/27	19,000	23,938
5.88%, 11/29/32	24,000	32,474

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	5,000	5,644

International Lease Finance Corp. 5.88%, 8/15/22	76,000	83,500

International Paper Co. 4.75%, 2/15/22	44,000	46,524
3.80%, 1/15/26	5,000	5,359
7.30%, 11/15/39	5,000	6,998
4.80%, 6/15/44	5,000	5,491
4.35%, 8/15/48(b)	10,000	10,605

Invesco Finance PLC 4.00%, 1/30/24(b)	18,000	19,172

ITC Holdings Corp. 5.30%, 7/1/43	15,000	19,348

Jabil, Inc. 4.70%, 9/15/22	5,000	5,257

Jefferies Group LLC 6.45%, 6/8/27	25,000	29,429

John Deere Capital Corp. 1.25%, 10/9/19	5,000	4,995
1.95%, 6/22/20	13,000	12,992
2.80%, 3/6/23	24,000	24,712
3.45%, 6/7/23	5,000	5,298
2.80%, 9/8/27	19,000	19,857

Johnson & Johnson 2.63%, 1/15/25(b)	48,000	49,838
4.50%, 9/1/40	94,000	117,200

Johnson Controls International PLC 5.00%, 3/30/20	28,000	28,391
6.00%, 1/15/36	18,000	22,585

JPMorgan Chase & Co. 4.25%, 10/15/20	94,000	96,321
2.55%, 10/29/20	10,000	10,056
4.63%, 5/10/21	10,000	10,424
4.50%, 1/24/22	104,000	110,104
3.20%, 1/25/23	142,000	147,588
3.56%, 4/23/24, (3.559% fixed rate until 4/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.73% thereafter)(c)	5,000	5,253
3.30%, 4/1/26	10,000	10,551
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)	23,000	24,662
5.50%, 10/15/40(b)	35,000	48,041
5.63%, 8/16/43	18,000	24,690
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.22% thereafter)(b)(c)	48,000	55,246

Kaiser Foundation Hospitals 3.15%, 5/1/27	24,000	25,657
4.15%, 5/1/47	9,000	11,113

Keurig Dr Pepper, Inc. 2.55%, 9/15/26(b)	23,000	22,561
4.42%, 12/15/46(b)	23,000	24,836

KeyCorp 2.90%, 9/15/20	24,000	24,202
4.15%, 10/29/25	19,000	20,901

Kimco Realty Corp. 3.30%, 2/1/25	18,000	18,694
2.80%, 10/1/26(b)	5,000	5,062

Kinder Morgan Energy Partners L.P. 3.45%, 2/15/23	5,000	5,185
3.50%, 9/1/23	5,000	5,199
5.50%, 3/1/44	93,000	109,921
5.40%, 9/1/44	19,000	21,954

Kinder Morgan, Inc. 7.75%, 1/15/32	5,000	7,030

KLA Corp. 4.13%, 11/1/21	5,000	5,187

Kraft Heinz Foods Co. 5.38%, 2/10/20	48,000	48,579
3.38%, 6/15/21	5,000	5,070
3.50%, 6/6/22	94,000	96,258
3.00%, 6/1/26	23,000	22,636
4.38%, 6/1/46(b)	10,000	9,623

Kroger Co. (The) 3.70%, 8/1/27	18,000	19,224
5.15%, 8/1/43	18,000	20,103

L3Harris Technologies, Inc. 2.70%, 4/27/20	5,000	5,011

Laboratory Corp. of America Holdings 3.20%, 2/1/22	71,000	72,697

Lam Research Corp. 2.80%, 6/15/21	5,000	5,058

Legg Mason, Inc. 5.63%, 1/15/44	5,000	5,690

Lincoln National Corp. 3.80%, 3/1/28	5,000	5,377

Lockheed Martin Corp. 4.25%, 11/15/19(b)	5,000	5,020
6.15%, 9/1/36, Series B	24,000	33,912
4.09%, 9/15/52	24,000	28,986

Loews Corp. 3.75%, 4/1/26	18,000	19,408

Lowe’s Cos., Inc. 4.63%, 4/15/20(b)	5,000	5,015
3.80%, 11/15/21(b)	5,000	5,161
3.12%, 4/15/22	5,000	5,128
2.50%, 4/15/26	5,000	5,039
4.05%, 5/3/47	15,000	16,318

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Lubrizol Corp. (The) 6.50%, 10/1/34	$14,000	$20,147

LYB International Finance B.V. 4.88%, 3/15/44	5,000	5,546

LYB International Finance II B.V. 3.50%, 3/2/27	23,000	23,764

Macy’s Retail Holdings, Inc. 3.63%, 6/1/24	5,000	4,948

Marathon Oil Corp. 2.80%, 11/1/22	24,000	24,228
3.85%, 6/1/25(b)	5,000	5,207
6.80%, 3/15/32	5,000	6,309

Marathon Petroleum Corp. 5.38%, 10/1/22	18,000	18,209

Marriott International, Inc. 3.38%, 10/15/20	48,000	48,482
3.13%, 10/15/21, Series N(b)	5,000	5,068

Marsh & McLennan Cos., Inc. 2.35%, 9/10/19	5,000	5,000
3.30%, 3/14/23	18,000	18,710
4.20%, 3/1/48	5,000	5,861

Martin Marietta Materials, Inc. 3.50%, 12/15/27(b)	5,000	5,166

Marvell Technology Group Ltd. 4.20%, 6/22/23	5,000	5,279

Massachusetts Institute of Technology 3.89%, 7/1/2116	19,000	23,835

McCormick & Co., Inc. 2.70%, 8/15/22	5,000	5,083

McDonald’s Corp. 2.20%, 5/26/20	24,000	24,000
3.38%, 5/26/25	5,000	5,325
6.30%, 10/15/37	19,000	26,616
3.70%, 2/15/42	19,000	20,136

McKesson Corp. 3.95%, 2/16/28	5,000	5,343

Merck & Co., Inc. 2.35%, 2/10/22	51,000	51,768
2.40%, 9/15/22(b)	5,000	5,081

MetLife, Inc. 3.60%, 11/13/25	94,000	102,149

Microsoft Corp. 3.30%, 2/6/27(b)	142,000	155,252
4.10%, 2/6/37	48,000	58,048
3.50%, 11/15/42	23,000	25,981
4.25%, 2/6/47, Series 30Y	18,000	23,014
4.50%, 2/6/57	18,000	24,164

MidAmerican Energy Co. 4.80%, 9/15/43	15,000	19,233

Molson Coors Brewing Co. 5.00%, 5/1/42	5,000	5,564

Moody’s Corp. 3.25%, 6/7/21	5,000	5,096
2.75%, 12/15/21(b)	5,000	5,069
3.25%, 1/15/28	18,000	18,992

Morgan Stanley 5.50%, 7/28/21	9,000	9,552
4.88%, 11/1/22	94,000	101,156
3.75%, 2/25/23	9,000	9,472
3.70%, 10/23/24(b)	9,000	9,619
4.00%, 7/23/25	9,000	9,756
3.88%, 1/27/26	9,000	9,738
3.13%, 7/27/26	9,000	9,355
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)	24,000	25,606
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)	24,000	26,026
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(c)	19,000	21,253
4.38%, 1/22/47	19,000	23,129

Mosaic Co. (The) 4.88%, 11/15/41	10,000	10,168
5.63%, 11/15/43	5,000	5,564

Motorola Solutions, Inc. 3.50%, 3/1/23	5,000	5,150

Mount Sinai Hospitals Group, Inc. 3.98%, 7/1/48, Series 2017	5,000	5,707

MPLX L.P. 4.00%, 3/15/28	18,000	18,887

Mylan N.V. 3.75%, 12/15/20	28,000	28,518
3.95%, 6/15/26(b)	10,000	10,400

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/28	5,000	5,428
3.90%, 11/1/28	18,000	20,351
4.02%, 11/1/32	18,000	21,166

NBCUniversal Media LLC 5.95%, 4/1/41	5,000	6,966

Newell Brands, Inc. 3.85%, 4/1/23	30,000	30,905

NIKE, Inc. 3.88%, 11/1/45(b)	5,000	5,851
3.38%, 11/1/46	5,000	5,443

NiSource, Inc. 3.65%, 6/15/23, Series WI	5,000	5,218
5.25%, 2/15/43	5,000	6,191
5.65%, 2/1/45	5,000	6,632
3.95%, 3/30/48(b)	18,000	19,733

Noble Energy, Inc. 3.90%, 11/15/24	5,000	5,243

Nordstrom, Inc. 6.95%, 3/15/28(b)	5,000	5,921

Norfolk Southern Corp. 3.25%, 12/1/21	5,000	5,110
2.90%, 2/15/23	10,000	10,283
3.15%, 6/1/27(b)	23,000	24,449
4.05%, 8/15/52	5,000	5,682

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Northrop Grumman Corp. 3.50%, 3/15/21(b)	$5,000	$5,109
3.25%, 8/1/23	48,000	50,273
3.20%, 2/1/27	23,000	24,351

NVIDIA Corp. 2.20%, 9/16/21	5,000	5,018

NVR, Inc. 3.95%, 9/15/22	5,000	5,199

Occidental Petroleum Corp. 3.50%, 6/15/25	43,000	44,257
3.40%, 4/15/26	5,000	5,082

Omega Healthcare Investors, Inc. 4.50%, 4/1/27	18,000	19,286
4.75%, 1/15/28	23,000	25,062

Omnicom Group, Inc. 4.45%, 8/15/20	12,000	12,255

Oncor Electric Delivery Co. LLC 5.75%, 3/15/29	109,000	139,774
5.30%, 6/1/42	48,000	65,255

ONEOK, Inc. 4.00%, 7/13/27	18,000	18,947
4.55%, 7/15/28(b)	28,000	30,597

Oracle Corp. 2.25%, 10/8/19	10,000	10,000
3.63%, 7/15/23	23,000	24,399
2.65%, 7/15/26	71,000	72,842
4.50%, 7/8/44	23,000	27,943
4.00%, 11/15/47	18,000	20,705

Owens Corning 4.30%, 7/15/47	23,000	21,089

Packaging Corp. of America 4.50%, 11/1/23	18,000	19,394

Parker-Hannifin Corp. 3.50%, 9/15/22	5,000	5,218
3.30%, 11/21/24	18,000	18,940
6.25%, 5/15/38	15,000	20,617

People’s United Financial, Inc. 3.65%, 12/6/22	5,000	5,177

PepsiCo, Inc. 3.00%, 10/15/27	28,000	30,053
4.25%, 10/22/44	23,000	28,397

Pfizer, Inc. 3.00%, 12/15/26	10,000	10,587
7.20%, 3/15/39	89,000	141,765
4.30%, 6/15/43	5,000	6,038

Philip Morris International, Inc. 1.88%, 11/1/19	5,000	4,997
2.50%, 8/22/22	23,000	23,287
4.88%, 11/15/43	32,000	37,893

Plains All American Pipeline L.P. 3.65%, 6/1/22	114,500	117,719
6.65%, 1/15/37	23,000	27,754

PNC Financial Services Group, Inc. (The) 5.13%, 2/8/20	5,000	5,062
3.90%, 4/29/24	28,000	30,190

Precision Castparts Corp. 2.25%, 6/15/20	5,000	5,002

Procter & Gamble Co. (The) 2.15%, 8/11/22(b)	28,000	28,346

Prologis L.P. 4.38%, 9/15/48	5,000	6,342

Prudential Financial, Inc. 5.70%, 12/14/36	5,000	6,696
6.63%, 12/1/37	19,000	27,436
5.88%, 9/15/42, (5.875% fixed rate until 9/15/22; 3-month U.S. dollar London Interbank Offered Rate + 4.175% thereafter)(c)	5,000	5,359
4.60%, 5/15/44	5,000	6,178
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(b)(c)	5,000	5,342
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(c)	5,000	5,467

PSEG Power LLC 3.85%, 6/1/23	5,000	5,285

Public Service Co. of Colorado 4.30%, 3/15/44	14,000	17,036

Public Service Electric & Gas Co. 2.38%, 5/15/23	118,000	119,873
3.00%, 5/15/27	19,000	20,039

QUALCOMM, Inc. 3.00%, 5/20/22(b)	10,000	10,288
2.60%, 1/30/23	10,000	10,195
2.90%, 5/20/24	122,000	126,167

Quest Diagnostics, Inc. 4.70%, 4/1/21	5,000	5,185

Raytheon Co. 3.13%, 10/15/20	5,000	5,062

Realty Income Corp. 3.25%, 10/15/22	28,000	29,040
3.00%, 1/15/27	5,000	5,208

Republic Services, Inc. 5.50%, 9/15/19	5,000	5,004
5.00%, 3/1/20	5,000	5,066
5.25%, 11/15/21	5,000	5,329

Rockwell Collins, Inc. 2.80%, 3/15/22	18,000	18,318
4.80%, 12/15/43	10,000	12,228

Roper Technologies, Inc. 3.00%, 12/15/20	18,000	18,183
2.80%, 12/15/21	18,000	18,264
3.80%, 12/15/26	5,000	5,423

Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	9,000	11,455

RWJ Barnabas Health, Inc. 3.95%, 7/1/46	24,000	27,940

Ryder System, Inc. 3.75%, 6/9/23	48,000	50,598

Sabra Health Care L.P. 5.13%, 8/15/26	18,000	19,447

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Santander Holdings USA, Inc. 4.40%, 7/13/27	$23,000	$24,783

Seagate HDD Cayman 4.25%, 3/1/22	48,000	49,720

Sempra Energy 1.63%, 10/7/19	5,000	4,996
2.40%, 2/1/20	63,000	62,920
2.40%, 3/15/20	5,000	4,995
2.88%, 10/1/22	5,000	5,082
4.05%, 12/1/23	5,000	5,317
3.25%, 6/15/27	23,000	23,841

Senior Housing Properties Trust 4.75%, 2/15/28(b)	18,000	18,067

Sherwin-Williams Co. (The) 2.75%, 6/1/22	3,000	3,047
4.50%, 6/1/47	5,000	5,698

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/21	10,000	10,034

Simon Property Group L.P. 2.50%, 9/1/20	5,000	5,019
4.38%, 3/1/21	94,000	96,756
2.35%, 1/30/22	5,000	5,047
2.75%, 2/1/23	5,000	5,122
3.75%, 2/1/24(b)	5,000	5,355
3.30%, 1/15/26	5,000	5,288
3.25%, 11/30/26	23,000	24,346

SITE Centers Corp. 4.70%, 6/1/27	28,000	30,974

Southern California Edison Co. 4.65%, 10/1/43	74,000	87,799

Southern California Gas Co. 4.13%, 6/1/48, Series UU	5,000	5,944

Southern Co. (The) 3.25%, 7/1/26	5,000	5,181

Southern Co. Gas Capital Corp. 4.40%, 6/1/43	5,000	5,693

Southern Power Co. 5.15%, 9/15/41	19,000	21,967

Southwest Airlines Co. 2.75%, 11/6/19(b)	5,000	5,001

Spectra Energy Partners L.P. 3.50%, 3/15/25	5,000	5,237

Spirit AeroSystems, Inc. 3.95%, 6/15/23	5,000	5,199
4.60%, 6/15/28(b)	18,000	19,792

Starbucks Corp. 3.10%, 3/1/23	5,000	5,182
2.45%, 6/15/26	5,000	5,076
4.00%, 11/15/28(b)	5,000	5,654

State Street Corp. 2.65%, 5/15/23, (2.653% fixed rate until 5/15/22; 3-month U.S. dollar London Interbank Offered Rate + 0.635% thereafter)(c)	5,000	5,082
3.10%, 5/15/23	48,000	49,830

Stryker Corp. 3.38%, 5/15/24	5,000	5,273

Sunoco Logistics Partners Operations L.P. 3.90%, 7/15/26	5,000	5,177

Synchrony Financial 2.70%, 2/3/20	5,000	5,007
3.70%, 8/4/26	5,000	5,131

Synovus Financial Corp. 3.13%, 11/1/22	5,000	5,019

Sysco Corp. 3.30%, 7/15/26	5,000	5,263

Tampa Electric Co. 4.30%, 6/15/48	18,000	21,697

Tapestry, Inc. 4.13%, 7/15/27	5,000	5,149

Target Corp. 2.90%, 1/15/22(b)	23,000	23,711
2.50%, 4/15/26	5,000	5,161

TC PipeLines L.P. 4.38%, 3/13/25	19,000	20,233

TD Ameritrade Holding Corp. 2.95%, 4/1/22	10,000	10,243

Texas Instruments, Inc. 2.90%, 11/3/27	28,000	29,644

Time Warner Cable LLC 5.00%, 2/1/20	48,000	48,484
6.75%, 6/15/39	45,500	56,043
5.50%, 9/1/41	5,000	5,469
4.50%, 9/15/42	10,000	9,946

Total System Services, Inc. 3.75%, 6/1/23	23,000	24,069

Toyota Motor Credit Corp. 2.90%, 4/17/24	5,000	5,198

Travelers Cos., Inc. (The) 6.25%, 6/15/37	10,000	14,511
4.00%, 5/30/47	23,000	27,169

Trimble, Inc. 4.15%, 6/15/23	5,000	5,248

TWDC Enterprises 18 Corp. 2.95%, 6/15/27	23,000	24,768
3.70%, 12/1/42	5,000	5,697
3.00%, 7/30/46	48,000	49,580

Tyson Foods, Inc. 2.25%, 8/23/21	5,000	5,016

U.S. Bancorp 2.63%, 1/24/22, Series V	5,000	5,085
3.90%, 4/26/28	28,000	31,964

Union Electric Co. 2.95%, 6/15/27	18,000	18,867

Union Pacific Corp. 3.50%, 6/8/23	52,000	54,747
3.75%, 7/15/25	5,000	5,405
3.25%, 8/15/25	5,000	5,273
2.75%, 3/1/26	5,000	5,163
4.82%, 2/1/44	19,000	23,438
4.00%, 4/15/47	19,000	21,490
4.80%, 9/10/58(b)	5,000	6,230
4.38%, 11/15/65	5,000	5,720

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

United Parcel Service, Inc. 2.45%, 10/1/22(b)	$5,000	$5,088
2.40%, 11/15/26(b)	5,000	5,072
3.05%, 11/15/27	23,000	24,275
3.40%, 11/15/46	5,000	5,233

United Technologies Corp. 1.50%, 11/1/19	5,000	4,994
1.95%, 11/1/21	23,000	22,993
3.75%, 11/1/46	48,000	53,356

UnitedHealth Group, Inc. 2.70%, 7/15/20	10,000	10,067
2.13%, 3/15/21	10,000	10,025
3.15%, 6/15/21	5,000	5,103
2.88%, 3/15/22	5,000	5,104
2.75%, 2/15/23	5,000	5,117
3.70%, 12/15/25	15,000	16,349
3.10%, 3/15/26	94,000	99,406
3.88%, 12/15/28	18,000	20,219
5.80%, 3/15/36	5,000	6,892
3.95%, 10/15/42	5,000	5,582
3.75%, 10/15/47	15,000	16,437

University of Southern California 3.03%, 10/1/39	24,000	25,695

Valero Energy Partners L.P. 4.38%, 12/15/26	18,000	19,568

Ventas Realty L.P. 4.38%, 2/1/45	24,000	27,026

VEREIT Operating Partnership L.P. 4.60%, 2/6/24	18,000	19,460
3.95%, 8/15/27	5,000	5,361

Verizon Communications, Inc. 5.15%, 9/15/23	120,000	134,949
3.50%, 11/1/24	23,000	24,530
4.02%, 12/3/29(d)	4,000	4,520
5.85%, 9/15/35	47,000	62,289
5.25%, 3/16/37	10,000	12,665
6.55%, 9/15/43	18,000	26,541
5.50%, 3/16/47	10,000	13,436
5.01%, 4/15/49	23,000	29,405
5.01%, 8/21/54	15,000	19,422

Viacom, Inc. 6.88%, 4/30/36	5,000	6,737

Visa, Inc. 3.65%, 9/15/47(b)	28,000	32,693

Vulcan Materials Co. 4.50%, 4/1/25	18,000	19,511

Wachovia Corp. 5.50%, 8/1/35	5,000	6,309

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	28,000	29,701

Walmart, Inc. 3.25%, 10/25/20(b)	5,000	5,087
2.35%, 12/15/22(b)	5,000	5,096
3.55%, 6/26/25	94,000	102,155
6.50%, 8/15/37	48,000	74,227
4.05%, 6/29/48	10,000	12,464

Walt Disney Co. (The) 6.40%, 12/15/35(d)	5,000	7,248
6.65%, 11/15/37(d)	20,000	30,276
4.95%, 10/15/45(d)	5,000	6,793

Waste Management, Inc. 4.75%, 6/30/20	5,000	5,102

Wells Fargo & Co. 2.55%, 12/7/20(b)	9,000	9,053
3.00%, 1/22/21	5,000	5,069
2.10%, 7/26/21	9,000	9,010
2.63%, 7/22/22	94,000	95,620
4.13%, 8/15/23	94,000	100,382
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	24,000	25,751
5.38%, 2/7/35	5,000	6,551
5.38%, 11/2/43	47,000	62,129
4.75%, 12/7/46	71,000	87,111

Welltower, Inc. 4.25%, 4/1/26	23,000	25,128

Western Midstream Operating L.P. 5.30%, 3/1/48	94,000	85,997

Western Union Co. (The) 3.60%, 3/15/22	5,000	5,159
4.25%, 6/9/23	5,000	5,291

Westlake Chemical Corp. 5.00%, 8/15/46	5,000	5,427

WestRock MWV LLC 7.95%, 2/15/31	14,000	19,661

Whirlpool Corp. 4.50%, 6/1/46	5,000	5,309

Williams Cos., Inc. (The) 3.75%, 6/15/27(b)	10,000	10,436
6.30%, 4/15/40	10,000	12,628

Wisconsin Public Service Corp. 3.67%, 12/1/42	38,000	42,277

WW Grainger, Inc. 3.75%, 5/15/46	23,000	24,850

Xilinx, Inc. 3.00%, 3/15/21	5,000	5,065
2.95%, 6/1/24	48,000	49,514

Xylem, Inc. 4.88%, 10/1/21	5,000	5,273
3.25%, 11/1/26	5,000	5,186
Zimmer Biomet Holdings, Inc. 3.15%, 4/1/22	5,000	5,107
TOTAL U.S. CORPORATE BONDS (Cost: $16,604,230)		18,068,040

FOREIGN CORPORATE BONDS – 4.0%

Australia – 0.2%

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	23,000	30,427

Westpac Banking Corp. 2.30%, 5/26/20(b)	48,000	48,093
2.60%, 11/23/20	10,000	10,077
3.35%, 3/8/27	23,000	24,952

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(b)(c)	$10,000	$10,647

Total Australia		124,196

Belgium – 0.5%

Anheuser-Busch Cos. LLC 3.65%, 2/1/26	329,000	353,635

Anheuser-Busch InBev Worldwide, Inc. 4.60%, 4/15/48	19,000	22,115
4.44%, 10/6/48	19,000	21,612

Total Belgium		397,362

Bermuda – 0.0%

Aspen Insurance Holdings Ltd. 4.65%, 11/15/23	18,000	19,423

Brazil – 0.1%

Vale Overseas Ltd. 6.25%, 8/10/26	23,000	26,605
6.88%, 11/21/36	10,000	12,563

Total Brazil		39,168

Canada – 0.9%

Bank of Montreal 2.10%, 6/15/20	48,000	48,045
2.35%, 9/11/22(b)	94,000	95,355
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	24,000	25,162

Bank of Nova Scotia (The) 3.13%, 4/20/21	5,000	5,098
2.45%, 9/19/22	48,000	48,853

Brookfield Finance, Inc. 3.90%, 1/25/28	18,000	19,048
4.70%, 9/20/47	5,000	5,660

Canadian National Railway Co. 2.40%, 2/3/20(b)	5,000	5,003

Canadian Natural Resources Ltd. 3.45%, 11/15/21	18,000	18,387

Cenovus Energy, Inc. 5.25%, 6/15/37	28,000	30,438
6.75%, 11/15/39	18,000	22,284

Kinross Gold Corp. 4.50%, 7/15/27	5,000	5,250

Magna International, Inc. 3.63%, 6/15/24	5,000	5,275

Methanex Corp. 4.25%, 12/1/24(b)	23,000	23,317

Nexen, Inc. 6.40%, 5/15/37	25,000	35,697

Nutrien Ltd. 3.15%, 10/1/22	18,000	18,380
5.63%, 12/1/40	5,000	6,157
5.25%, 1/15/45	18,000	21,658

Rogers Communications, Inc. 3.00%, 3/15/23	48,000	49,396

TELUS Corp. 4.60%, 11/16/48	5,000	6,042

Toronto-Dominion Bank (The) 1.85%, 9/11/20	94,000	93,993

TransCanada PipeLines Ltd. 4.25%, 5/15/28(b)	19,000	21,205
4.63%, 3/1/34	28,000	32,046
5.85%, 3/15/36	19,000	24,158

Total Canada		665,907

Colombia – 0.1%

Ecopetrol S.A. 5.88%, 9/18/23	94,000	104,848

France – 0.0%

Sanofi 3.63%, 6/19/28	5,000	5,618

Germany – 0.0%

Deutsche Bank AG 2.70%, 7/13/20	28,000	27,932
2.95%, 8/20/20	5,000	4,993

Total Germany		32,925

Japan – 0.2%

Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	5,000	5,099
3.76%, 7/26/23	48,000	50,783
3.78%, 3/2/25(b)	5,000	5,382
3.68%, 2/22/27	18,000	19,520

Nomura Holdings, Inc. 6.70%, 3/4/20	10,000	10,223

Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/21	10,000	10,123
2.63%, 7/14/26	10,000	10,117
3.35%, 10/18/27(b)	23,000	24,499

Total Japan		135,746

Mexico – 0.2%

Petroleos Mexicanos 6.00%, 3/5/20	75,000	75,973
5.50%, 1/21/21	10,000	10,230
4.88%, 1/24/22	10,000	10,188
4.63%, 9/21/23(b)	10,000	10,030
6.50%, 3/13/27	10,000	10,290
6.63%, 6/15/35	10,000	9,775
6.38%, 1/23/45	10,000	9,250
6.75%, 9/21/47	20,000	19,100
6.35%, 2/12/48	20,000	18,460

Total Mexico		173,296

Netherlands – 0.2%

Cooperatieve Rabobank UA 3.88%, 2/8/22	9,000	9,407
5.25%, 5/24/41	24,000	32,865

Shell International Finance B.V. 3.40%, 8/12/23	47,000	49,740
5.50%, 3/25/40	27,000	36,694

Total Netherlands		128,706

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Norway – 0.2%

Equinor ASA 3.15%, 1/23/22(b)	$19,000	$19,559
2.45%, 1/17/23	56,000	56,918
2.65%, 1/15/24(b)	5,000	5,143
3.70%, 3/1/24	5,000	5,374
3.63%, 9/10/28	24,000	26,524
5.10%, 8/17/40	19,000	25,001

Total Norway		138,519

Peru – 0.0%

Southern Copper Corp. 6.75%, 4/16/40	5,000	6,584

Spain – 0.1%

Telefonica Emisiones S.A. 5.13%, 4/27/20	5,000	5,091
7.05%, 6/20/36(b)	9,000	12,282

Telefonica Europe B.V. 8.25%, 9/15/30	47,000	68,564

Total Spain		85,937

Switzerland – 0.1%

ABB Finance USA, Inc. 2.80%, 4/3/20	15,000	15,066

Novartis Capital Corp. 2.40%, 5/17/22	5,000	5,083
3.70%, 9/21/42	15,000	17,084

Syngenta Finance N.V. 3.13%, 3/28/22	19,000	19,292

Total Switzerland		56,525

United Kingdom – 1.2%

AstraZeneca PLC 1.95%, 9/18/19	5,000	4,999

Barclays PLC 4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(b)(c)	200,000	208,565

BP Capital Markets PLC 3.54%, 11/4/24	5,000	5,339
3.28%, 9/19/27	24,000	25,466

British Telecommunications PLC 9.63%, 12/15/30	9,000	13,791

CNH Industrial N.V. 4.50%, 8/15/23	95,000	101,666

Diageo Capital PLC 4.83%, 7/15/20	5,000	5,119

HSBC Holdings PLC 5.10%, 4/5/21	95,000	99,191
4.00%, 3/30/22(b)	71,000	74,519
7.63%, 5/17/32	24,000	34,394

Janus Capital Group, Inc. 4.88%, 8/1/25	18,000	19,883

Lloyds Bank PLC 6.38%, 1/21/21	71,000	75,032

Reynolds American, Inc. 7.25%, 6/15/37	23,000	30,010
5.85%, 8/15/45	10,000	11,275

Royal Bank of Scotland Group PLC 6.13%, 12/15/22	23,000	24,897
6.00%, 12/19/23	23,000	25,062
5.13%, 5/28/24	100,000	105,901

Santander UK PLC 2.38%, 3/16/20	28,000	28,034

Unilever Capital Corp. 5.90%, 11/15/32	5,000	6,911

Vodafone Group PLC 4.38%, 2/19/43	9,000	9,629

Total United Kingdom		909,683
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,834,962)		3,024,443

FOREIGN GOVERNMENT AGENCIES – 1.7%

Austria – 0.0%

Oesterreichische Kontrollbank AG 2.38%, 10/1/21	9,000	9,147

Canada – 0.8%

Export Development Canada 1.75%, 7/21/20	10,000	9,996
2.50%, 1/24/23	10,000	10,326

Province of Alberta Canada 3.30%, 3/15/28	95,000	105,910

Province of British Columbia Canada 2.00%, 10/23/22	10,000	10,127

Province of New Brunswick Canada 3.63%, 2/24/28	20,000	22,663

Province of Ontario Canada 1.88%, 5/21/20	10,000	9,994
2.55%, 2/12/21	105,000	106,214
2.50%, 9/10/21	10,000	10,163
2.25%, 5/18/22	10,000	10,164
3.20%, 5/16/24	10,000	10,708
2.50%, 4/27/26	80,000	83,829

Province of Quebec Canada 3.50%, 7/29/20	9,000	9,135
2.63%, 2/13/23	9,000	9,309
2.88%, 10/16/24, Series QO	105,000	111,607
7.50%, 9/15/29, Series PD	56,000	84,246

Total Canada		604,391

Germany – 0.5%

Kreditanstalt fuer Wiederaufbau 1.63%, 5/29/20	74,000	73,892
2.75%, 7/15/20	28,000	28,224
2.75%, 9/8/20	9,000	9,088
1.88%, 12/15/20	9,000	9,026
1.50%, 6/15/21	188,000	187,720
2.38%, 8/25/21	9,000	9,141
2.13%, 6/15/22	9,000	9,158
2.13%, 1/17/23	33,000	33,732
2.50%, 11/20/24	33,000	34,718

Landwirtschaftliche Rentenbank 2.25%, 10/1/21	9,000	9,125

Total Germany		403,824

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value

Japan – 0.4%

Japan International Cooperation Agency 2.13%, 10/20/26	$250,000	$253,680
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $1,194,196)		1,271,042

FOREIGN GOVERNMENT OBLIGATIONS – 1.1%

Colombia – 0.1%

Colombia Government International Bond 11.75%, 2/25/20	94,000	98,583

Hungary – 0.1%

Hungary Government International Bond 6.38%, 3/29/21	24,000	25,524
5.38%, 3/25/24	18,000	20,436

Total Hungary		45,960

Italy – 0.1%

Republic of Italy Government International Bond 5.38%, 6/15/33	81,000	94,057

Mexico – 0.2%

Mexico Government International Bond 3.50%, 1/21/21	20,000	20,413
4.00%, 10/2/23	107,000	113,289
5.75%, 10/12/2110	18,000	21,325

Total Mexico		155,027

Panama – 0.1%

Panama Government International Bond 8.88%, 9/30/27	19,000	27,550

Peru – 0.0%

Peruvian Government International Bond 4.13%, 8/25/27	19,000	21,841

Philippines – 0.3%

Philippine Government International Bond 3.95%, 1/20/40	200,000	240,590

Poland – 0.1%

Republic of Poland Government International Bond 5.13%, 4/21/21	24,000	25,245
3.00%, 3/17/23	24,000	24,955
3.25%, 4/6/26	47,000	50,492

Total Poland		100,692

Uruguay – 0.1%

Uruguay Government International Bond 5.10%, 6/18/50	28,000	34,826
4.98%, 4/20/55	24,000	29,490

Total Uruguay		64,316
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $769,987)		848,616

SUPRANATIONAL BONDS – 1.1%

Asian Development Bank 2.25%, 1/20/21	42,000	42,332
2.75%, 3/17/23	9,000	9,393
2.00%, 1/22/25	5,000	5,130

Corporacion Andina de Fomento 4.38%, 6/15/22	5,000	5,298

Council of Europe Development Bank 1.63%, 3/16/21	25,000	24,991

European Investment Bank 1.75%, 5/15/20	28,000	27,977
1.38%, 6/15/20	71,000	70,712
2.25%, 3/15/22	14,000	14,259
2.25%, 8/15/22	9,000	9,193
2.50%, 3/15/23	141,000	146,085
3.25%, 1/29/24	14,000	15,071
2.38%, 5/24/27	94,000	99,923

Inter-American Development Bank 1.75%, 9/14/22	141,000	142,089
2.50%, 1/18/23	9,000	9,297

International Bank for Reconstruction & Development 2.13%, 11/1/20	141,000	141,654
2.13%, 2/13/23	5,000	5,112
2.50%, 11/25/24, Series GDIF	14,000	14,728
2.50%, 7/29/25, Series GDIF	14,000	14,805
2.50%, 11/22/27, Series GDIF	24,000	25,741
TOTAL SUPRANATIONAL BONDS (Cost: $790,947)		823,790

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%

United States – 2.0%

CFCRE Commercial Mortgage Trust 3.83%, 12/15/47, Series 2011-C2, Class A4	95,175	97,555

Commercial Mortgage Pass Through Certificates 3.44%, 9/15/60, Series 2017-BNK7, Class A5	105,000	114,715

Commercial Mortgage Trust 3.60%, 5/10/47, Series 2014-CR17, Class ASB	52,310	54,127
2.87%, 2/10/48, Series 2015-DC1, Class A2	65,744	65,718

CSAIL Commercial Mortgage Trust 4.10%, 4/15/51, Series 2018-CX11, Class A3	100,000	109,436

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.48%, 3/25/25, Series K049, Class A1	14,234	14,511
3.43%, 1/25/27, Series K063, Class A2^(c)	70,000	77,141
3.99%, 8/25/33, Series K157, Class A3^(c)	70,000	83,528

Federal National Mortgage Association Alternative Credit Enhancement Securities 3.34%, 7/25/23, Series 2014-M1, Class A2^(c)	106,372	111,474
2.49%, 5/25/26, Series 2016-M6, Class A2	57,210	59,115
2.57%, 12/25/26, Series 2017-M3, Class A2^(c)	45,000	46,570
3.14%, 3/25/28, Series 2018-M4, Class A2^(c)	25,000	26,952
3.15%, 3/25/28, Series 2018-M7, Class A2^(c)	145,000	156,388
3.09%, 2/25/30, Series 2018-M3, Class A1^(c)	24,584	26,073

JPMBB Commercial Mortgage Securities Trust 4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	54,321

Morgan Stanley Bank of America Merrill Lynch Trust 3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	108,842
3.46%, 12/15/49, Series 2016-C32, Class A3	100,000	108,599

UBS Commercial Mortgage Trust 3.00%, 5/10/45, Series 2012-C1, Class AAB	122,964	123,895

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2019

Investments	Principal Amount	Value
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	$100,000	$107,795
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,454,776)		1,546,755

MUNICIPAL BONDS – 0.4%

United States – 0.4%

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	45,000	53,156

Port Authority of New York & New Jersey 4.81%, 10/15/65, Series 192	25,000	34,155
State of California 7.55%, 4/1/39	115,000	193,064
TOTAL MUNICIPAL BONDS (Cost: $241,576)		280,375

ASSET-BACKED SECURITIES – 0.4%

United States – 0.4%

Americredit Automobile Receivables Trust 3.07%, 12/19/22, Series 2018-1, Class A3	30,000	30,256

BMW Vehicle Owner Trust 2.51%, 6/25/24, Series 2018-A, Class A4	10,000	10,117

CarMax Auto Owner Trust 2.48%, 11/15/22, Series 2018-1, Class A3	25,000	25,148
2.64%, 6/15/23, Series 2018-1, Class A4	29,000	29,530

Citibank Credit Card Issuance Trust 1.92%, 4/7/22, Series 2017-A3, Class A3	100,000	99,960

Discover Card Execution Note Trust 3.11%, 1/16/24, Series 2018-A4, Class A4	30,000	30,770

Ford Credit Auto Owner Trust 3.03%, 11/15/22, Series 2018-A, Class A3	10,000	10,132

GM Financial Consumer Automobile Receivables Trust 2.46%, 7/17/23, Series 2018-1, Class A4	20,000	20,259

Mercedes-Benz Auto Lease Trust 2.51%, 10/16/23, Series 2018-A, Class A4	20,000	20,057
World Financial Network Credit Card Master Trust 3.07%, 12/16/24, Series 2018-A, Class A	67,000	68,005
TOTAL ASSET-BACKED SECURITIES (Cost: $338,605)		344,234

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%

United States – 2.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(e)
(Cost: $1,546,525)(f)	1,546,525	1,546,525

TOTAL INVESTMENTS IN SECURITIES – 101.0% (Cost: $72,302,612)		77,065,098

Other Assets less Liabilities – (1.0)%		(727,984)

NET ASSETS – 100.0%		$76,337,114
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Security, or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(f)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,718,106 and the total market value of the collateral held by the Fund was $1,770,660. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $224,135.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	90	12/31/19	$(19,450,547)	$(9,141)
5 Year U.S. Treasury Note	315	12/31/19	(37,792,617)	(13,156)
U.S. Treasury Ultra Long Term Bond	37	12/19/19	(7,305,187)	82,541
Ultra 10 Year U.S. Treasury Note	65	12/19/19	(9,388,438)	5,078
			$(73,936,789)	$65,322
†	As of August 31, 2019, deposits at broker for futures contracts of $752,044 included cash collateral of $632,396 and previously settled variation margin gains on open futures contracts of $119,648.

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 85.7%

United States – 85.7%

24 Hour Fitness Worldwide, Inc. 8.00%, 6/1/22(a)(b)	$51,000	$45,518

Acadia Healthcare Co., Inc. 5.13%, 7/1/22	16,000	16,180
5.63%, 2/15/23	36,000	36,945

ACE Cash Express, Inc. 12.00%, 12/15/22(a)	11,000	11,000

Acrisure LLC 8.13%, 2/15/24(a)	50,000	53,969

Actuant Corp. 5.63%, 6/15/22	16,000	16,240

ADT Security Corp. (The) 6.25%, 10/15/21	52,000	55,510
3.50%, 7/15/22	67,000	67,419
4.13%, 6/15/23(b)	58,000	59,069

Advanced Micro Devices, Inc. 7.50%, 8/15/22(b)	48,000	54,301

AES Corp. 4.00%, 3/15/21	56,000	57,336
4.50%, 3/15/23	16,000	16,486
4.88%, 5/15/23	45,000	45,731

Ahern Rentals, Inc. 7.38%, 5/15/23(a)	13,000	11,278

Air Medical Group Holdings, Inc. 6.38%, 5/15/23(a)(b)	31,000	27,319

AK Steel Corp. 7.63%, 10/1/21(b)	46,000	45,943
7.50%, 7/15/23	11,000	11,165

Albertsons Cos. LLC 6.63%, 6/15/24	100,000	105,250

Aleris International, Inc. 10.75%, 7/15/23(a)(b)	11,000	11,605

Allegheny Technologies, Inc. 5.95%, 1/15/21	100,000	102,750
7.88%, 8/15/23	21,000	22,601

Ally Financial, Inc. 3.75%, 11/18/19	54,000	54,115
8.00%, 3/15/20	50,000	51,525
4.13%, 3/30/20	59,000	59,590
7.50%, 9/15/20	31,000	32,666
4.25%, 4/15/21	40,000	41,250
4.13%, 2/13/22	36,000	37,485
4.63%, 5/19/22	31,000	32,783
3.88%, 5/21/24	50,000	52,812

AMC Networks, Inc. 4.75%, 12/15/22	52,000	52,910
5.00%, 4/1/24	82,000	84,665

American Airlines Group, Inc. 5.50%, 10/1/19(a)	82,000	82,533
5.00%, 6/1/22(a)	100,000	104,125

American Axle & Manufacturing, Inc. 6.63%, 10/15/22	21,000	21,236

American Midstream Partners L.P. 9.50%, 12/15/21(a)	24,000	23,280

AmeriGas Partners L.P. 5.63%, 5/20/24	75,000	79,969

Anixter, Inc. 5.13%, 10/1/21	95,000	99,631
5.50%, 3/1/23	24,000	25,890

Antero Resources Corp. 5.38%, 11/1/21	57,000	55,432
5.13%, 12/1/22(b)	47,000	43,475
5.63%, 6/1/23(b)	36,000	33,390

Apex Tool Group LLC 9.00%, 2/15/23(a)	24,000	21,360

APX Group, Inc. 8.75%, 12/1/20	34,000	32,470
7.88%, 12/1/22(b)	47,000	44,944
7.63%, 9/1/23(b)	51,000	38,250

Aramark Services, Inc. 5.13%, 1/15/24	60,000	62,014

Archrock Partners L.P. 6.00%, 10/1/22	11,000	11,203

Arconic, Inc. 6.15%, 8/15/20	98,000	101,349
5.40%, 4/15/21	47,000	48,450

Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	16,000	16,080

Ascent Resources Utica Holdings LLC 10.00%, 4/1/22(a)	83,000	84,037

Ashland LLC 4.75%, 8/15/22	123,000	129,729

Avis Budget Car Rental LLC 5.50%, 4/1/23	32,000	32,720

B&G Foods, Inc. 4.63%, 6/1/21	68,000	68,476

Ball Corp. 4.38%, 12/15/20	134,000	137,350
4.00%, 11/15/23(b)	101,000	106,934

Bausch Health Cos., Inc. 6.50%, 3/15/22(a)	58,000	60,120
5.50%, 3/1/23(a)	39,000	39,536
5.88%, 5/15/23(a)	96,000	97,560
7.00%, 3/15/24(a)	131,000	138,684

BCD Acquisition, Inc. 9.63%, 9/15/23(a)	47,000	48,057

Beazer Homes USA, Inc. 8.75%, 3/15/22	11,000	11,523

Berry Global, Inc. 5.50%, 5/15/22	26,000	26,534
6.00%, 10/15/22	41,000	41,871
5.13%, 7/15/23(b)	77,000	79,214

Blackboard, Inc. 9.75%, 10/15/21(a)	24,000	23,280

Blue Cube Spinco LLC 9.75%, 10/15/23(b)	51,000	56,100

Blue Racer Midstream LLC 6.13%, 11/15/22(a)	53,000	53,530

Boyd Gaming Corp. 6.88%, 5/15/23	65,000	67,667

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Brinker International, Inc. 3.88%, 5/15/23(b)	$24,000	$24,240

Bruin E&P Partners LLC 8.88%, 8/1/23(a)	31,000	22,243

Buckeye Partners L.P. 6.38%, 1/22/78, (6.375% fixed rate until 1/22/23; 3-month U.S. dollar London Interbank Offered Rate + 4.02% thereafter)(c)	24,000	18,180

C&S Group Enterprises LLC 5.38%, 7/15/22(a)	14,000	14,105

Cablevision Systems Corp.
8.00%, 4/15/20	11,000	11,344
5.88%, 9/15/22	36,000	38,599

California Resources Corp. 8.00%, 12/15/22(a)(b)	147,000	85,260

Calpine Corp.
6.00%, 1/15/22(a)	56,000	56,604
5.38%, 1/15/23	62,000	63,003
5.50%, 2/1/24	80,000	80,899

Calumet Specialty Products Partners L.P.
6.50%, 4/15/21(b)	47,000	46,648
7.63%, 1/15/22(b)	26,000	24,765
7.75%, 4/15/23	15,000	14,091

Carpenter Technology Corp. 4.45%, 3/1/23	41,000	42,023

Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(b)	58,000	55,767

Carvana Co. 8.88%, 10/1/23(a)	24,000	24,840

CCO Holdings LLC
5.25%, 9/30/22(b)	62,000	62,736
5.13%, 2/15/23	63,000	64,181
4.00%, 3/1/23(a)	26,000	26,325
5.13%, 5/1/23(a)	52,000	53,326
5.75%, 9/1/23	21,000	21,464
5.88%, 4/1/24(a)	119,000	124,206

CDW LLC 5.00%, 9/1/23	21,000	21,499

CEC Entertainment, Inc. 8.00%, 2/15/22	61,000	58,255

Centene Corp.
5.63%, 2/15/21	69,000	70,035
4.75%, 5/15/22	108,000	111,080
6.13%, 2/15/24	95,000	99,679

Century Aluminum Co. 7.50%, 6/1/21(a)	24,000	23,940

CenturyLink, Inc.
5.63%, 4/1/20, Series V	49,000	50,041
6.45%, 6/15/21, Series S	85,000	89,781
5.80%, 3/15/22, Series T	90,000	94,837
6.75%, 12/1/23, Series W	53,000	57,571
7.50%, 4/1/24, Series Y(b)	57,000	63,411

CF Industries, Inc.
7.13%, 5/1/20	35,000	36,050
3.45%, 6/1/23(b)	95,000	97,505

Chemours Co. (The) 6.63%, 5/15/23(b)	61,000	62,296

Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24	100,000	115,625

Chesapeake Energy Corp.
4.88%, 4/15/22(b)	56,000	46,690
5.75%, 3/15/23	56,000	45,080

Cinemark USA, Inc.
5.13%, 12/15/22	45,000	45,900
4.88%, 6/1/23	56,000	57,260

CIT Group, Inc.
4.13%, 3/9/21	41,000	41,974
5.00%, 8/15/22	47,000	50,224
5.00%, 8/1/23	117,000	127,237
4.75%, 2/16/24(b)	66,000	71,032

CITGO Petroleum Corp. 6.25%, 8/15/22(a)(b)	46,000	46,403

Clear Channel International B.V. 8.75%, 12/15/20(a)	23,000	23,503

Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22, Series A	54,000	55,170
6.50%, 11/15/22, Series B	121,000	123,622
9.25%, 2/15/24(a)	109,000	119,764

Clearwater Paper Corp. 4.50%, 2/1/23	24,000	24,149

Cleaver-Brooks, Inc. 7.88%, 3/1/23(a)	21,000	19,373

Cleveland-Cliffs, Inc. 4.88%, 1/15/24(a)	22,000	22,495

CNX Resources Corp. 5.88%, 4/15/22	98,000	95,305

Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	20,000	20,850

Colfax Corp. 6.00%, 2/15/24(a)	75,000	80,250

Commercial Metals Co. 4.88%, 5/15/23	24,000	24,960

CommScope, Inc.
5.00%, 6/15/21(a)	11,000	11,041
5.50%, 3/1/24(a)	88,000	89,650

Community Health Systems, Inc.
5.13%, 8/1/21(b)	25,000	25,094
6.88%, 2/1/22	168,000	117,131
6.25%, 3/31/23	303,000	294,319
9.88%, 6/30/23(a)(b)	98,000	82,075
8.63%, 1/15/24(a)(b)	42,000	42,105

Consolidated Communications, Inc. 6.50%, 10/1/22	21,000	19,740

CoreCivic, Inc.
4.13%, 4/1/20	24,000	24,000
4.63%, 5/1/23	41,000	39,770

CPG Merger Sub LLC 8.00%, 10/1/21(a)	29,000	29,181

Crestwood Midstream Partners L.P. 6.25%, 4/1/23	92,000	94,070

Crown Americas LLC 4.50%, 1/15/23	57,000	59,992

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

CSC Holdings LLC
6.75%, 11/15/21	$64,000	$69,280
5.38%, 7/15/23(a)	200,000	206,052

CSI Compressco L.P. 7.25%, 8/15/22	24,000	21,420

CVR Partners L.P. 9.25%, 6/15/23(a)	47,000	49,268

CVR Refining LLC 6.50%, 11/1/22	83,000	84,245

CyrusOne L.P. 5.00%, 3/15/24	54,000	55,890

David’s Bridal, Inc. 7.75%, 10/15/20(a)(d)	11,000	175

DaVita, Inc.
5.75%, 8/15/22	82,000	82,869
5.13%, 7/15/24(b)	100,000	101,971

DCP Midstream Operating L.P.
5.35%, 3/15/20(a)	54,000	54,783
4.95%, 4/1/22	11,000	11,413
3.88%, 3/15/23	26,000	26,390
5.85%, 5/21/43, (5.85% fixed rate until 5/21/23; 3-month U.S. dollar London Interbank Offered Rate + 3.85% thereafter)(a)(c)	36,000	33,480

Dell, Inc. 4.63%, 4/1/21	16,000	16,390

Denbury Resources, Inc.
9.00%, 5/15/21(a)	40,000	36,600
9.25%, 3/31/22(a)	41,000	34,645
7.75%, 2/15/24(a)	56,000	39,491

Diamond Offshore Drilling, Inc. 3.45%, 11/1/23(b)	52,000	43,160

Diamond Resorts International, Inc. 7.75%, 9/1/23(a)(b)	21,000	21,236

DISH DBS Corp.
7.88%, 9/1/19	101,000	101,000
5.13%, 5/1/20	85,000	86,170
6.75%, 6/1/21(b)	121,000	127,752
5.88%, 7/15/22	122,000	126,727
5.00%, 3/15/23	116,000	114,260

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/23(a)	11,000	11,743

DriveTime Automotive Group, Inc. 8.00%, 6/1/21(a)	11,000	11,172

Eagle Holding Co. II LLC 7.63%, 5/15/22, Toggle PIK (7.625% Cash or 8.375% PIK)(a)	60,000	60,750

Edgewell Personal Care Co.
4.70%, 5/19/21	63,000	64,339
4.70%, 5/24/22	66,000	67,567

EIG Investors Corp. 10.88%, 2/1/24	32,000	33,800

Elanco Animal Health, Inc.
3.91%, 8/27/21, Series WI	41,000	41,800
4.27%, 8/28/23, Series WI	53,000	55,535

EMC Corp. 2.65%, 6/1/20	124,000	123,533
3.38%, 6/1/23	107,000	106,144

Encompass Health Corp. 5.13%, 3/15/23	21,000	21,446

Endo Finance LLC 6.00%, 7/15/23(a)(b)	200,000	133,000

Energen Corp. 4.63%, 9/1/21	94,000	97,542

Energy Transfer L.P. 5.88%, 1/15/24	103,000	109,061

Energy Ventures Gom LLC 11.00%, 2/15/23(a)	24,000	24,120

EnerSys 5.00%, 4/30/23(a)	34,000	35,190

EnLink Midstream Partners L.P. 4.40%, 4/1/24	70,000	69,562

Enviva Partners L.P. 8.50%, 11/1/21	11,000	11,344

Exela Intermediate LLC 10.00%, 7/15/23(a)(b)	57,000	35,910

Extraction Oil & Gas, Inc. 7.38%, 5/15/24(a)	25,000	18,875

Ferrellgas L.P.
6.50%, 5/1/21(b)	16,000	13,680
6.75%, 1/15/22(b)	11,000	9,350
6.75%, 6/15/23(b)	11,000	9,295

First Quality Finance Co., Inc. 4.63%, 5/15/21(a)	80,000	80,300

Flexi-Van Leasing, Inc. 10.00%, 2/15/23(a)	24,000	23,580

Foresight Energy LLC 11.50%, 4/1/23(a)(e)	36,000	9,450

Forestar Group, Inc. 8.00%, 4/15/24(a)	25,000	26,969

Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	58,000	60,465

Forum Energy Technologies, Inc. 6.25%, 10/1/21	11,000	9,110

Freeport-McMoRan, Inc.
3.55%, 3/1/22	97,000	97,485
6.88%, 2/15/23	63,000	66,440
3.88%, 3/15/23(b)	125,000	126,612

Fresh Market, Inc. (The) 9.75%, 5/1/23(a)	51,000	29,325

Frontier Communications Corp.
8.75%, 4/15/22	41,000	21,525
10.50%, 9/15/22(b)	124,000	64,945
7.13%, 1/15/23	20,000	10,300

FS Energy & Power Fund 7.50%, 8/15/23(a)	13,000	12,935

FTS International, Inc. 6.25%, 5/1/22	24,000	20,205

GameStop Corp. 6.75%, 3/15/21(a)(b)	16,000	15,960

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Gates Global LLC 6.00%, 7/15/22(a)(b)	$49,000	$48,767

Genesis Energy L.P.
6.75%, 8/1/22	62,000	62,905
6.00%, 5/15/23	16,000	15,960

Genworth Holdings, Inc. 7.70%, 6/15/20(b)	24,000	24,817
7.20%, 2/15/21(b)	24,000	24,780
7.63%, 9/24/21(b)	41,000	42,948
4.80%, 2/15/24(b)	21,000	20,003

GEO Group, Inc. (The) 5.88%, 1/15/22(b)	46,000	44,793
5.13%, 4/1/23	24,000	21,690

Gogo Intermediate Holdings LLC 9.88%, 5/1/24(a)	95,000	99,394

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/23(b)	46,000	46,748

Graphic Packaging International LLC 4.88%, 11/15/22(b)	16,000	16,840

Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22	41,000	43,665

Griffon Corp. 5.25%, 3/1/22	83,000	84,013

Grinding Media, Inc. 7.38%, 12/15/23(a)(b)	55,000	52,456

Group 1 Automotive, Inc. 5.00%, 6/1/22	16,000	16,180

Guitar Center, Inc. 9.50%, 10/15/21(a)	56,000	52,920

Hanesbrands, Inc. 4.63%, 5/15/24(a)	60,000	63,075

Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	13,000	12,675
9.25%, 3/1/21(a)(b)	46,000	43,240
8.38%, 8/15/22(a)	41,000	32,698

HCA Healthcare, Inc. 6.25%, 2/15/21	84,000	88,444

HCA, Inc. 7.50%, 2/15/22	108,000	121,209
5.88%, 5/1/23	93,000	102,939

Hecla Mining Co. 6.88%, 5/1/21	31,000	30,380

Hertz Corp. (The) 7.63%, 6/1/22(a)(b)	61,000	63,596
6.25%, 10/15/22(b)	36,000	36,585

HighPoint Operating Corp. 7.00%, 10/15/22(b)	11,000	10,065

Hill-Rom Holdings, Inc. 5.75%, 9/1/23(a)	11,000	11,385

Hillman Group, Inc. (The) 6.38%, 7/15/22(a)	21,000	18,743

Hughes Satellite Systems Corp. 7.63%, 6/15/21	65,000	70,362

Icahn Enterprises L.P. 5.88%, 2/1/22	90,000	91,800
6.75%, 2/1/24	63,000	66,150

IFM US Colonial Pipeline 2 LLC 6.45%, 5/1/21(a)	100,000	103,351

Immucor, Inc. 11.13%, 2/15/22(a)	21,000	21,368

Infor U.S., Inc. 6.50%, 5/15/22	124,000	126,480

Informatica LLC 7.13%, 7/15/23(a)	49,000	49,980

Ingles Markets, Inc. 5.75%, 6/15/23	33,000	33,743

Ingram Micro, Inc. 5.00%, 8/10/22	16,000	16,384

Iridium Communications, Inc. 10.25%, 4/15/23(a)	17,000	18,488

Iron Mountain, Inc. 4.38%, 6/1/21(a)	53,000	53,530
6.00%, 8/15/23	57,000	58,425

iStar, Inc. 4.63%, 9/15/20	24,000	24,360
6.00%, 4/1/22(b)	11,000	11,316
5.25%, 9/15/22	16,000	16,440

Jack Ohio Finance LLC 6.75%, 11/15/21(a)	49,000	50,225
10.25%, 11/15/22(a)	11,000	11,701

Jaguar Holding Co. II 6.38%, 8/1/23(a)	122,000	126,270

Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	51,000	53,566

K Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)	24,000	20,400

KB Home 7.00%, 12/15/21	70,000	76,187
7.50%, 9/15/22	53,000	60,155
7.63%, 5/15/23	24,000	27,120

Kenan Advantage Group, Inc. (The) 7.88%, 7/31/23(a)(b)	48,000	42,840

Kennedy-Wilson, Inc. 5.88%, 4/1/24	82,000	84,357

KGA Escrow LLC 7.50%, 8/15/23(a)	12,000	12,555

L Brands, Inc. 5.63%, 2/15/22	39,000	41,145
5.63%, 10/15/23	66,000	69,630

Ladder Capital Finance Holdings LLLP 5.88%, 8/1/21(a)	20,000	20,350
5.25%, 3/15/22(a)	39,000	40,658

Lamar Media Corp. 5.00%, 5/1/23	41,000	42,012
5.38%, 1/15/24	61,000	62,982

Laredo Petroleum, Inc. 5.63%, 1/15/22(b)	41,000	38,643

Lee Enterprises, Inc. 9.50%, 3/15/22(a)	21,000	21,053

Leidos Holdings, Inc. 4.45%, 12/1/20	96,000	98,119

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Lennar Corp. 6.63%, 5/1/20	$41,000	$42,253
8.38%, 1/15/21	15,000	16,200
4.75%, 4/1/21(b)	11,000	11,356
6.25%, 12/15/21	33,000	35,063
4.13%, 1/15/22	46,000	47,552
4.75%, 11/15/22	41,000	43,409
4.88%, 12/15/23	59,000	63,499

Level 3 Financing, Inc. 5.63%, 2/1/23	66,000	67,301
5.13%, 5/1/23	41,000	41,822
5.38%, 1/15/24	57,000	58,140

Level 3 Parent LLC 5.75%, 12/1/22	30,000	30,300

Lexmark International, Inc. 7.13%, 3/15/20(b)	16,000	15,560

Lions Gate Capital Holdings LLC 6.38%, 2/1/24(a)	35,000	37,054

Live Nation Entertainment, Inc. 5.38%, 6/15/22(a)	46,000	46,805

LKQ Corp. 4.75%, 5/15/23	47,000	47,881

Lonestar Resources America, Inc. 11.25%, 1/1/23(a)	24,000	20,760

LSB Industries, Inc. 9.63%, 5/1/23(a)(b)	50,000	52,500

LSC Communications, Inc. 8.75%, 10/15/23(a)	21,000	15,960

LTF Merger Sub, Inc. 8.50%, 6/15/23(a)	16,000	16,460

M/I Homes, Inc. 6.75%, 1/15/21	16,000	16,280

Mack-Cali Realty L.P. 3.15%, 5/15/23(b)	11,000	10,466

Mallinckrodt International Finance S.A. 4.88%, 4/15/20(a)(b)	53,000	41,473
5.75%, 8/1/22(a)(b)	92,000	53,820
4.75%, 4/15/23	56,000	22,120
5.63%, 10/15/23(a)(b)	56,000	28,840

Martin Midstream Partners L.P. 7.25%, 2/15/21	21,000	20,055

MasTec, Inc. 4.88%, 3/15/23	11,000	11,220

Mattel, Inc. 4.35%, 10/1/20(b)	24,000	24,300
3.15%, 3/15/23(b)	11,000	10,395

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24(a)	113,000	116,531

MBIA, Inc. 6.40%, 8/15/22	10,000	10,025

McDermott Technology Americas, Inc. 10.63%, 5/1/24(a)	125,000	88,750

McGraw-Hill Global Education Holdings LLC 7.88%, 5/15/24(a)(b)	25,000	22,625

MDC Holdings, Inc. 5.50%, 1/15/24	56,000	61,740

MDC Partners, Inc. 6.50%, 5/1/24(a)	50,000	45,750

MEDNAX, Inc. 5.25%, 12/1/23(a)	53,000	53,397

Meritage Homes Corp. 7.00%, 4/1/22	31,000	34,139

Meritor, Inc. 6.25%, 2/15/24	70,000	72,012

MGIC Investment Corp. 5.75%, 8/15/23	36,000	39,465

MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	70,000	76,737

MGM Resorts International 6.63%, 12/15/21	82,000	89,380
7.75%, 3/15/22	71,000	79,891
6.00%, 3/15/23	122,000	134,505

Midas Intermediate Holdco II LLC 7.88%, 10/1/22(a)	55,000	50,875

Midcontinent Express Pipeline LLC 6.70%, 9/15/19(a)	24,000	24,138

Molina Healthcare, Inc. 5.38%, 11/15/22	53,000	56,845

Montage Resources Corp. 8.88%, 7/15/23	56,000	42,280

Moog, Inc. 5.25%, 12/1/22(a)	41,000	41,871

MPT Operating Partnership L.P. 6.38%, 3/1/24	63,000	66,071
5.50%, 5/1/24	50,000	51,500

Murphy Oil Corp. 4.00%, 6/1/22(b)	11,000	11,055
4.20%, 12/1/22(b)	46,000	46,690

Murphy Oil USA, Inc. 6.00%, 8/15/23	21,000	21,564

Nabors Industries, Inc. 5.00%, 9/15/20(b)	5,000	5,000
4.63%, 9/15/21	36,000	34,470
5.50%, 1/15/23(b)	41,000	36,746
5.10%, 9/15/23(b)	11,000	9,295

National CineMedia LLC 6.00%, 4/15/22	24,000	24,270

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/23(a)	77,000	79,932

Nationstar Mortgage LLC 6.50%, 7/1/21	26,000	26,098

Navient Corp. 8.00%, 3/25/20	159,000	164,167
5.00%, 10/26/20	53,000	54,391
5.88%, 3/25/21	47,000	49,409
6.63%, 7/26/21	36,000	38,610
7.25%, 1/25/22	72,000	79,200
6.50%, 6/15/22	56,000	60,760
5.50%, 1/25/23	47,000	49,540
7.25%, 9/25/23	31,000	34,526
6.13%, 3/25/24	55,000	58,644

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

NCL Corp., Ltd. 4.75%, 12/15/21(a)	$58,000	$59,015

NCR Corp. 4.63%, 2/15/21(b)	26,000	26,068
5.88%, 12/15/21	59,000	59,832
5.00%, 7/15/22	60,000	60,709
6.38%, 12/15/23(b)	54,000	55,819

Netflix, Inc. 5.38%, 2/1/21	54,000	56,025
5.50%, 2/15/22	47,000	50,231
5.75%, 3/1/24	107,000	117,834

New Home Co., Inc. (The) 7.25%, 4/1/22	41,000	39,053

Newmark Group, Inc. 6.13%, 11/15/23	25,000	27,165

Nexstar Broadcasting, Inc. 6.13%, 2/15/22(a)	51,000	51,765
5.88%, 11/15/22	24,000	24,480

NGL Energy Partners L.P. 7.50%, 11/1/23	44,000	44,756

Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/21(a)(b)	58,000	58,313

Nielsen Finance LLC 4.50%, 10/1/20	16,000	16,033
5.00%, 4/15/22(a)(b)	166,000	167,660

Northwest Hardwoods, Inc. 7.50%, 8/1/21(a)	24,000	13,680

NuStar Logistics L.P. 4.80%, 9/1/20	88,000	89,540
6.75%, 2/1/21	24,000	25,140
4.75%, 2/1/22(b)	18,000	18,360

Oasis Petroleum, Inc. 6.88%, 3/15/22	58,000	54,230
6.88%, 1/15/23(b)	41,000	37,310

Ocwen Loan Servicing LLC 8.38%, 11/15/22(a)	11,000	9,378

OI European Group B.V. 4.00%, 3/15/23(a)	24,000	24,240

Omnimax International, Inc. 12.00%, 8/15/20(a)	23,000	23,144

Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/22(a)	138,000	133,860

Outfront Media Capital LLC 5.63%, 2/15/24	60,000	62,025

Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)	16,000	16,440
5.88%, 8/15/23(a)	48,000	51,300

Oxford Finance LLC 6.38%, 12/15/22(a)	24,000	25,050

Pacific Drilling S.A. 8.38%, 10/1/23(a)	106,000	97,122

Party City Holdings, Inc. 6.13%, 8/15/23(a)(b)	47,000	47,118

Pattern Energy Group, Inc. 5.88%, 2/1/24(a)	32,000	33,280

PBF Holding Co. LLC 7.00%, 11/15/23	63,000	65,047

PBF Logistics L.P. 6.88%, 5/15/23	47,000	48,527

Peabody Energy Corp. 6.00%, 3/31/22(a)	52,000	53,592

Penske Automotive Group, Inc. 3.75%, 8/15/20	47,000	47,353
5.75%, 10/1/22	51,000	51,796

PetSmart, Inc. 7.13%, 3/15/23(a)	110,000	102,850

Pioneer Holdings LLC 9.00%, 11/1/22(a)	11,000	11,591

Pitney Bowes, Inc. 3.88%, 10/1/21	40,000	40,100
4.70%, 4/1/23	25,000	23,875

Plantronics, Inc. 5.50%, 5/31/23(a)	16,000	16,318

Polaris Intermediate Corp. 8.50%, 12/1/22, Toggle PIK (8.50% Cash or 9.25% PIK)(a)	85,000	71,825

PolyOne Corp. 5.25%, 3/15/23	16,000	17,260

Popular, Inc. 6.13%, 9/14/23	24,000	25,985

PQ Corp. 6.75%, 11/15/22(a)	58,000	60,404

Prestige Brands, Inc. 5.38%, 12/15/21(a)	55,000	55,756
6.38%, 3/1/24(a)	44,000	46,310

Prime Security Services Borrower LLC 9.25%, 5/15/23(a)	67,000	70,583

Pyxus International, Inc. 8.50%, 4/15/21(a)	21,000	21,263

QEP Resources, Inc. 6.88%, 3/1/21	31,000	30,923
5.38%, 10/1/22	24,000	21,690
5.25%, 5/1/23	32,000	28,160

Quorum Health Corp. 11.63%, 4/15/23(b)	11,000	9,625

QVC, Inc. 5.13%, 7/2/22	81,000	85,581
4.38%, 3/15/23	53,000	55,395
4.85%, 4/1/24	41,000	43,582

Qwest Corp. 6.75%, 12/1/21(b)	57,000	61,511

Radiate Holdco LLC 6.88%, 2/15/23(a)	21,000	21,525

Range Resources Corp. 5.88%, 7/1/22	15,000	14,438
5.00%, 8/15/22(b)	25,000	23,438
5.00%, 3/15/23(b)	52,000	46,150

Realogy Group LLC 5.25%, 12/1/21(a)(b)	32,000	31,270
4.88%, 6/1/23(a)(b)	33,000	28,793

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/1/23(a)	$41,000	$43,857

Resolute Forest Products, Inc. 5.88%, 5/15/23(b)	47,000	47,000

Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	16,000	14,640

Reynolds Group Issuer, Inc. 5.75%, 10/15/20	189,945	190,657
5.13%, 7/15/23(a)	98,000	100,994

RHP Hotel Properties L.P. 5.00%, 4/15/21	11,000	11,041
5.00%, 4/15/23	37,000	38,110

Rite Aid Corp. 6.13%, 4/1/23(a)	93,000	75,446

Riverbed Technology, Inc. 8.88%, 3/1/23(a)	16,000	9,440

Rowan Cos., Inc. 4.88%, 6/1/22(b)	71,000	58,220

RR Donnelley & Sons Co. 6.00%, 4/1/24	20,000	20,100

Ruby Pipeline LLC 6.00%, 4/1/22(a)	39,394	41,202

Sable Permian Resources Land LLC 8.00%, 6/15/20(a)(d)	22,000	9,020
13.00%, 11/30/20(a)(d)	30,000	26,400

Sabre GLBL, Inc. 5.38%, 4/15/23(a)	41,000	42,230
5.25%, 11/15/23(a)	68,000	70,210

Sanchez Energy Corp. 7.25%, 2/15/23(a)(b)(d)	16,000	11,280

SBA Communications Corp. 4.88%, 7/15/22	60,000	61,086
4.00%, 10/1/22	56,000	57,260

Scientific Games International, Inc. 6.63%, 5/15/21	16,000	16,340
10.00%, 12/1/22	54,000	56,227

Scotts Miracle-Gro Co. (The) 6.00%, 10/15/23	60,000	62,354

Sealed Air Corp. 6.50%, 12/1/20(a)	41,000	42,435
4.88%, 12/1/22(a)	73,000	76,832
5.25%, 4/1/23(a)	47,000	50,290

SemGroup Corp. 5.63%, 7/15/22	24,000	23,244

Senior Housing Properties Trust 4.75%, 5/1/24	50,000	51,980

Sensata Technologies B.V. 4.88%, 10/15/23(a)	26,000	27,374

SESI LLC 7.13%, 12/15/21	54,000	38,340

Shea Homes L.P. 5.88%, 4/1/23(a)	24,000	24,840

Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	57,000	58,282
4.63%, 5/15/23(a)	51,000	52,147

SM Energy Co. 6.13%, 11/15/22(b)	11,000	10,285

Solera LLC 10.50%, 3/1/24(a)	144,000	153,360

Sonic Automotive, Inc. 5.00%, 5/15/23	24,000	24,300

Sophia L.P. 9.00%, 9/30/23(a)	26,000	26,845

Sotera Health Holdings LLC 6.50%, 5/15/23(a)	16,000	16,320

Sotero Health Topco, Inc. 8.13%, 11/1/21, Toggle PIK (8.125% Cash or 8.875% PIK)(a)	16,000	16,060

Spectrum Brands, Inc. 6.63%, 11/15/22	15,000	15,300

Springleaf Finance Corp. 8.25%, 12/15/20	82,000	87,933
7.75%, 10/1/21	48,000	52,620
6.13%, 5/15/22	85,000	92,012
5.63%, 3/15/23	53,000	57,107
8.25%, 10/1/23	36,000	42,300
6.13%, 3/15/24	67,000	73,197

Sprint Communications, Inc. 7.00%, 3/1/20(a)	50,000	51,125
7.00%, 8/15/20	77,000	80,118
11.50%, 11/15/21	50,000	58,875
6.00%, 11/15/22(b)	131,000	139,760

Sprint Corp. 7.25%, 9/15/21	131,000	141,244
7.88%, 9/15/23	259,000	292,022

Standard Industries, Inc. 5.50%, 2/15/23(a)	33,000	33,908

Starwood Property Trust, Inc. 3.63%, 2/1/21	14,000	14,140
5.00%, 12/15/21	40,000	41,600

Steel Dynamics, Inc. 5.13%, 10/1/21	58,000	58,234
5.25%, 4/15/23	95,000	96,639

Suburban Propane Partners L.P. 5.50%, 6/1/24	25,000	25,500

Summit Materials LLC 6.13%, 7/15/23	80,000	81,700

Sunoco L.P. 4.88%, 1/15/23, Series WI	32,000	32,800

Symantec Corp. 4.20%, 9/15/20(b)	57,000	57,838
3.95%, 6/15/22(b)	50,000	51,071

Synovus Financial Corp.
5.75%, 12/15/25, (5.75% fixed rate until 12/15/20; 3-month U.S. dollar London Interbank Offered Rate + 4.182% thereafter)(c)	16,000	16,440
5.90%, 2/7/29, (5.90% fixed rate until 2/7/24; 5-year U.S. dollar Swap Rate + 3.379% thereafter)(c)	47,000	49,585

T-Mobile USA, Inc. 4.00%, 4/15/22(b)	127,000	131,049
6.00%, 4/15/24	82,000	85,690

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Tapstone Energy LLC 9.75%, 6/1/22(a)	$24,000	$6,600

Targa Resources Partners L.P. 5.25%, 5/1/23	38,000	38,748
4.25%, 11/15/23	47,000	47,118

Taylor Morrison Communities, Inc. 5.88%, 4/15/23(a)	11,000	11,770
5.63%, 3/1/24(a)	55,000	58,025

Teekay Offshore Partners L.P. 8.50%, 7/15/23(a)	41,000	40,488

TEGNA, Inc. 4.88%, 9/15/21(a)	22,000	22,066
6.38%, 10/15/23	41,000	42,251

Tempur Sealy International, Inc. 5.63%, 10/15/23	21,000	21,683

Tenet Healthcare Corp. 4.75%, 6/1/20(b)	24,000	24,420
6.00%, 10/1/20	91,000	94,594
4.50%, 4/1/21	46,000	47,633
4.38%, 10/1/21(b)	66,000	68,871
8.13%, 4/1/22	191,000	206,500
6.75%, 6/15/23(b)	148,000	152,625
4.63%, 7/15/24	50,000	51,625

TerraForm Power Operating LLC 4.25%, 1/31/23(a)	16,000	16,474

TIBCO Software, Inc. 11.38%, 12/1/21(a)	58,000	60,936

Titan International, Inc. 6.50%, 11/30/23	75,000	60,187

TMX Finance LLC 11.13%, 4/1/23(a)(b)	23,000	21,706

Toll Brothers Finance Corp. 5.88%, 2/15/22	11,000	11,743
4.38%, 4/15/23	37,000	38,758
5.63%, 1/15/24(b)	22,000	24,035

Townsquare Media, Inc. 6.50%, 4/1/23(a)	11,000	10,931

TransDigm, Inc. 6.00%, 7/15/22	52,000	52,975
6.50%, 7/15/24	100,000	103,625

Transocean Guardian Ltd. 5.88%, 1/15/24(a)	43,610	44,210

Transocean Sentry Ltd. 5.38%, 5/15/23(a)	35,000	34,738

Transocean, Inc. 9.00%, 7/15/23(a)(b)	167,000	173,259

TreeHouse Foods, Inc. 6.00%, 2/15/24(a)(b)	75,000	78,094

TRI Pointe Group, Inc. 4.88%, 7/1/21	24,000	24,870
5.88%, 6/15/24	75,000	80,812

Tribune Media Co. 5.88%, 7/15/22	56,000	56,823

Triumph Group, Inc. 4.88%, 4/1/21	36,000	35,730
5.25%, 6/1/22(b)	46,000	45,885

Truck Hero, Inc. 8.50%, 4/21/24(a)	20,000	19,950

Unit Corp. 6.63%, 5/15/21	46,000	33,235

United Airlines Holdings, Inc. 6.00%, 12/1/20	35,000	36,400
4.25%, 10/1/22	40,000	41,250
5.00%, 2/1/24(b)	48,000	51,048

United Rentals North America, Inc. 4.63%, 7/15/23	52,000	53,332

Uniti Group L.P. 6.00%, 4/15/23(a)	71,000	67,805
8.25%, 10/15/23	62,000	55,180

Univar USA, Inc. 6.75%, 7/15/23(a)(b)	24,000	24,600

Univision Communications, Inc. 5.13%, 5/15/23(a)	90,000	89,325

Urban One, Inc. 7.38%, 4/15/22(a)	11,000	11,028

VeriSign, Inc. 4.63%, 5/1/23	57,000	58,069

Veritas US, Inc. 10.50%, 2/1/24(a)(b)	200,000	189,000

Vertiv Intermediate Holding Corp. 12.00%, 2/15/22, Toggle PIK (12.00% Cash or 13.00% PIK)(a)	11,000	9,804

VFH Parent LLC 6.75%, 6/15/22(a)	52,000	53,722

Viacom, Inc. 5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	100,000	104,563

VICI Properties 1 LLC 8.00%, 10/15/23	34,000	37,315

Vine Oil & Gas L.P. 8.75%, 4/15/23(a)	21,000	11,445
9.75%, 4/15/23(a)	14,000	7,770

Vista Outdoor, Inc. 5.88%, 10/1/23(b)	28,000	25,427

Vistra Energy Corp. 5.88%, 6/1/23	21,000	21,499

Voyager Aviation Holdings LLC 8.50%, 8/15/21(a)	21,000	21,709

Watco Cos. LLC 6.38%, 4/1/23(a)	16,000	16,380

Weatherford International Ltd. 5.13%, 9/15/20(d)	11,000	4,703

WESCO Distribution, Inc. 5.38%, 12/15/21(b)	57,000	57,641

WEX, Inc. 4.75%, 2/1/23(a)	16,000	16,160

Whiting Petroleum Corp. 5.75%, 3/15/21(b)	103,000	96,712
6.25%, 4/1/23	41,000	32,390

William Lyon Homes, Inc. 7.00%, 8/15/22(b)	5,000	5,016
6.00%, 9/1/23	47,000	48,997

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Williams Scotsman International, Inc. 6.88%, 8/15/23(a)	$11,000	$11,550

WMG Acquisition Corp. 5.00%, 8/1/23(a)	16,000	16,460

WPX Energy, Inc. 6.00%, 1/15/22	58,000	59,885
8.25%, 8/1/23	57,000	63,697

WR Grace & Co-Conn 5.13%, 10/1/21(a)	47,000	48,997

Wyndham Destinations, Inc. 4.25%, 3/1/22(b)	105,000	107,887
3.90%, 3/1/23	51,000	51,988

Wynn Las Vegas LLC 4.25%, 5/30/23(a)(b)	41,000	42,343

Xerox Corp. 5.63%, 12/15/19	35,000	35,420
4.50%, 5/15/21	131,000	134,930
4.13%, 3/15/23(b)	89,000	91,002

XPO Logistics, Inc.
6.50%, 6/15/22(a)	65,000	66,588
6.13%, 9/1/23(a)(b)	31,000	32,132

York Risk Services Holding Corp. 8.50%, 10/1/22(a)	11,000	11,069

Yum! Brands, Inc.
5.30%, 9/15/19	11,000	11,019
3.88%, 11/1/20(b)	24,000	24,300
3.75%, 11/1/21	41,000	42,025
3.88%, 11/1/23	58,000	59,885

Zayo Group LLC 6.00%, 4/1/23	115,000	119,184

Zekelman Industries, Inc. 9.88%, 6/15/23(a)(b)	13,000	13,730
TOTAL U.S. CORPORATE BONDS (Cost: $28,453,958)		28,290,829

FOREIGN CORPORATE BONDS – 10.9%

Australia – 0.6%

FMG Resources August 2006 Pty Ltd.
4.75%, 5/15/22(a)	52,000	53,755
5.13%, 3/15/23(a)	41,000	42,743

Virgin Australia Holdings Ltd.
8.50%, 11/15/19(a)	20,000	20,085
7.88%, 10/15/21(a)	68,000	69,904

Total Australia		186,487

Canada – 4.9%

1011778 BC ULC
4.63%, 1/15/22(a)	57,000	57,356
4.25%, 5/15/24(a)(b)	100,000	103,476

Air Canada 7.75%, 4/15/21(a)	24,000	25,814

Athabasca Oil Corp. 9.88%, 2/24/22(a)	21,000	19,845

Baytex Energy Corp. 5.13%, 6/1/21(a)(b)	11,000	10,945

Bombardier, Inc.
8.75%, 12/1/21(a)	67,000	72,946
5.75%, 3/15/22(a)	31,000	31,426
6.00%, 10/15/22(a)	96,000	95,760
6.13%, 1/15/23(a)	92,000	91,770

Brookfield Residential Properties, Inc.
6.50%, 12/15/20(a)	27,000	27,068
6.13%, 7/1/22(a)	53,000	53,861

Cascades, Inc. 5.50%, 7/15/22(a)	26,000	26,325

Cooke Omega Investments, Inc. 8.50%, 12/15/22(a)	24,000	23,400

Ensign Drilling, Inc. 9.25%, 4/15/24(a)(b)	71,000	66,562

GFL Environmental, Inc.
5.63%, 5/1/22(a)	41,000	41,820
5.38%, 3/1/23(a)	11,000	11,110

goeasy Ltd. 7.88%, 11/1/22(a)	31,000	32,395

Hudbay Minerals, Inc. 7.25%, 1/15/23(a)(b)	35,000	36,264

Kissner Holdings L.P. 8.38%, 12/1/22(a)	13,000	13,455

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(a)	56,000	49,560

MEG Energy Corp.
6.38%, 1/30/23(a)(b)	42,000	39,847
7.00%, 3/31/24(a)	67,000	64,069

Mountain Province Diamonds, Inc. 8.00%, 12/15/22(a)	36,000	35,235

New Gold, Inc. 6.25%, 11/15/22(a)	21,000	20,685

Norbord, Inc. 6.25%, 4/15/23(a)	15,000	15,956

NOVA Chemicals Corp.
5.25%, 8/1/23(a)	56,000	57,288
4.88%, 6/1/24(a)	36,000	37,080

Open Text Corp. 5.63%, 1/15/23(a)(b)	99,000	101,970

Quebecor Media, Inc. 5.75%, 1/15/23(b)	52,000	56,567

Reliance Intermediate Holdings L.P. 6.50%, 4/1/23(a)	11,000	11,358

Seven Generations Energy Ltd.
6.75%, 5/1/23(a)	66,000	66,495
6.88%, 6/30/23(a)	13,000	13,230

Taseko Mines Ltd. 8.75%, 6/15/22(a)	29,000	27,768

Teine Energy Ltd. 6.88%, 9/30/22(a)	35,000	35,438

Tervita Corp. 7.63%, 12/1/21(a)	19,000	19,380

Videotron Ltd. 5.00%, 7/15/22	41,000	43,152

WestJet Airlines Ltd. 3.50%, 6/16/21(a)	70,000	71,420

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (concluded)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2019

Investments	Principal Amount	Value

Xplornet Communications, Inc. 9.63%, 6/1/22, Toggle PIK (9.625% Cash or 10.625% PIK)(a)	$12,348	$12,657

Total Canada		1,620,753

Finland – 0.2%

Nokia Oyj 3.38%, 6/12/22	57,000	57,855

Ireland – 0.6%

Ardagh Packaging Finance PLC 4.63%, 5/15/23(a)	200,000	205,192

Luxembourg – 2.6%

Altice Financing S.A. 6.63%, 2/15/23(a)	200,000	206,750

Altice Luxembourg S.A. 7.75%, 5/15/22(a)(b)	200,000	205,605

Intelsat Connect Finance S.A. 9.50%, 2/15/23(a)(b)	137,000	122,615

Intelsat Jackson Holdings S.A.
9.50%, 9/30/22(a)	34,000	39,483
5.50%, 8/1/23	113,000	103,395
8.00%, 2/15/24(a)	75,000	78,281

Intelsat Luxembourg S.A. 8.13%, 6/1/23(b)	107,000	85,600

Total Luxembourg		841,729

New Zealand – 0.2%

Trilogy International Partners LLC 8.88%, 5/1/22(a)	53,000	51,013

Spain – 0.6%

Cirsa Finance International SARL 7.88%, 12/20/23(a)	200,000	212,131

Sweden – 0.2%

Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	65,000	67,481

United Kingdom – 1.0%

Avon International Operations, Inc. 7.88%, 8/15/22(a)	31,000	32,516

Avon Products, Inc. 7.00%, 3/15/23(b)	29,000	30,087

Inmarsat Finance PLC 4.88%, 5/15/22(a)	132,000	133,980

Jaguar Land Rover Automotive PLC 5.63%, 2/1/23(a)(b)	150,000	144,207

Total United Kingdom		340,790
TOTAL FOREIGN CORPORATE BONDS (Cost: $3,555,046)		3,583,431
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 17.1%

United States – 17.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(f)
(Cost: $5,632,520)(g)	5,632,520	5,632,520

TOTAL INVESTMENTS IN SECURITIES – 113.7% (Cost: $37,641,524)		37,506,780

Other Assets less Liabilities – (13.7)%		(4,516,053)

NET ASSETS – 100.0%		$32,990,727
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)	Security in default on interest payments.

(e)	Subsequent to the fiscal year ended August 31, 2019, the security defaulted on interest payments.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(g)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,570,237 and the total market value of the collateral held by the Fund was $5,754,646. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $122,126.

PIK – Payment In Kind

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	74	12/31/19	$(8,878,266)	$(3,091)
U.S. Treasury Ultra Long Term Bond	18	12/19/19	(3,553,875)	40,155
Ultra 10 Year U.S. Treasury Note	145	12/19/19	(20,943,437)	11,328
			$(33,375,578)	$48,392
†	As of August 31, 2019, deposits at broker for futures contracts of $545,497 included cash collateral of $464,689 and previously settled variation margin gains on open futures contracts of $80,808.

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 30.4%

Federal Home Loan Bank – 0.1%

Federal Home Loan Bank 5.50%, 7/15/36	$20,000	$29,847

Federal Home Loan Mortgage Corporation – 9.4%
1.63%, 9/29/20	32,000	31,994
4.00%, 3/1/24	29,684	30,909
3.00%, 8/1/29	38,922	40,164
2.50%, 9/1/29	29,654	30,135
6.75%, 9/15/29, Series GDIF	16,000	23,368
2.50%, 2/1/30	26,811	27,214
2.50%, 4/1/30	19,985	20,360
3.00%, 6/1/30	40,384	41,625
3.00%, 12/1/30	37,782	38,943
2.50%, 11/1/31	69,220	70,261
2.50%, 11/1/32	39,545	40,141
3.00%, 1/1/33	40,044	41,129
3.50%, 2/1/33	18,715	19,449
3.50%, 9/1/33	26,214	27,249
5.00%, 9/1/35	77,656	86,544
3.00%, 9/1/36	55,346	57,024
3.50%, 4/1/37	24,245	25,198
5.50%, 12/1/38	68,178	76,860
4.00%, 2/1/41	161,048	172,261
4.50%, 5/1/41	77,756	85,270
3.00%, 4/1/43	82,515	85,371
3.50%, 7/1/43	39,847	41,711
3.00%, 8/1/43	36,898	38,158
4.00%, 12/1/43	30,429	32,359
3.00%, 1/1/44	123,172	127,441
3.50%, 1/1/44	74,905	78,406
4.50%, 4/1/44	27,549	29,645
3.50%, 9/1/45	49,396	51,593
3.50%, 12/1/45	50,481	52,759
3.50%, 5/1/46	31,627	32,997
3.50%, 8/1/46	71,408	75,121
4.00%, 9/1/46	31,987	33,678
3.00%, 10/1/46	55,377	56,967
3.00%, 11/1/46	100,632	103,526
3.50%, 2/1/47	79,157	82,546
4.00%, 2/1/47	57,096	60,010
3.00%, 3/1/47	41,590	42,728
4.50%, 3/1/47	17,537	18,598
4.50%, 5/1/47	22,355	23,690
4.00%, 7/1/47	62,496	65,625
4.50%, 8/1/47	17,105	18,119
3.50%, 9/1/47	84,105	87,158
4.00%, 1/1/48	41,966	43,975

Total Federal Home Loan Mortgage Corporation		2,268,279

Federal National Mortgage Association – 12.7%
2.63%, 9/6/24	51,000	53,956
2.13%, 4/24/26	64,000	66,478
4.00%, 7/1/26	9,400	9,790
3.50%, 12/1/26	12,900	13,366
3.50%, 1/1/27	18,498	19,168
3.00%, 11/1/28	17,218	17,738
2.50%, 4/1/30	26,042	26,422
2.50%, 5/1/31	42,888	43,513
2.50%, 9/1/31	30,350	30,802
4.00%, 11/1/31	30,421	32,250
2.50%, 12/1/31	43,147	43,849
3.00%, 6/1/32	22,036	22,663
2.50%, 1/1/33	24,624	24,968
6.00%, 4/1/33	32,424	37,160
3.50%, 8/1/34	42,551	44,363
4.00%, 8/1/34	10,176	10,756
6.00%, 8/1/34	22,419	25,699
3.50%, 9/1/34(a)	25,000	25,910
4.00%, 10/1/35	42,253	44,793
3.50%, 1/1/36	24,767	25,740
3.00%, 11/1/36	37,111	38,518
3.00%, 3/1/38	35,652	36,714
4.50%, 11/1/39	83,310	90,208
4.50%, 2/1/41	32,355	35,061
4.00%, 2/1/42	119,537	129,086
3.50%, 6/1/42	99,302	104,197
3.00%, 1/1/43	102,018	105,560
3.00%, 4/1/43	136,464	141,207
4.00%, 6/1/43	12,154	12,992
3.50%, 7/1/43	166,443	176,262
3.00%, 9/1/43	106,038	109,793
4.00%, 9/1/43	114,033	122,076
4.00%, 11/1/43	25,981	27,658
4.50%, 5/1/44	20,106	21,611
5.00%, 6/1/44	57,981	63,585
4.00%, 9/1/44	24,825	26,249
4.00%, 10/1/44	28,206	29,825
4.00%, 1/1/45	89,467	94,557
3.50%, 3/1/46	56,578	58,994
3.50%, 4/1/46	29,778	31,058
3.50%, 5/1/46	33,445	34,875
4.00%, 7/1/46	92,027	96,954
3.00%, 9/1/46	115,899	119,293
3.00%, 10/1/46	118,460	122,023
4.00%, 10/1/46	34,729	36,554
2.50%, 11/1/46	21,181	21,313
3.00%, 11/1/46	38,846	40,054
3.50%, 11/1/46	76,856	80,243
4.00%, 3/1/47	44,626	46,861
4.00%, 4/1/47	61,712	64,765
3.50%, 5/1/47	77,241	80,289
3.50%, 9/1/47	21,244	22,014
3.50%, 10/1/47	34,603	35,819
3.50%, 11/1/47	26,528	27,453
4.50%, 11/1/47	55,280	58,489
4.50%, 12/1/47	67,518	71,429
5.00%, 8/1/48	48,260	51,538

Total Federal National Mortgage Association		3,084,561

Government National Mortgage Association – 8.1%
3.00%, 2/20/32	43,333	44,507
3.00%, 5/20/42	69,399	72,168
3.50%, 6/20/42	84,339	89,629
3.00%, 12/20/42	76,709	79,769
3.50%, 3/20/43	59,759	63,029
3.50%, 4/20/43	63,380	67,355

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value
4.50%, 6/20/43	$33,493	$36,224
3.00%, 4/20/44	22,556	23,447
5.00%, 8/20/44	37,433	41,220
3.50%, 9/20/44	80,257	84,337
4.00%, 12/20/44	64,433	68,704
4.50%, 12/20/44	52,945	56,702
3.50%, 7/20/45	34,896	36,476
3.50%, 9/20/45	32,567	34,035
3.00%, 12/20/45	56,739	58,790
4.00%, 12/20/45	25,777	27,459
3.00%, 4/20/46	20,663	21,408
3.00%, 5/20/46	18,948	19,597
4.00%, 8/20/46	16,916	17,896
3.00%, 12/15/46	91,227	94,235
4.00%, 12/20/46	18,674	19,732
4.00%, 1/20/47	28,530	30,015
3.50%, 2/20/47	86,446	90,240
3.50%, 8/20/47	61,161	63,842
4.00%, 8/20/47	71,878	75,413
3.50%, 9/20/47	82,339	85,945
4.00%, 11/20/47	60,832	63,752
4.50%, 12/20/47	50,848	53,498
3.50%, 1/20/48	66,232	69,762
4.00%, 1/20/48	58,532	61,243
4.00%, 5/20/48	81,731	85,308
4.00%, 6/20/48	82,850	86,383
5.00%, 6/20/48	33,061	34,905
4.50%, 7/20/48	75,572	79,347
3.50%, 9/1/49(a)	25,000	26,023

Total Government National Mortgage Association		1,962,395

Tennessee Valley Authority – 0.1%

Tennessee Valley Authority 5.25%, 9/15/39	19,000	27,442
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $7,115,674)		7,372,524

U.S. GOVERNMENT OBLIGATIONS – 31.1%

U.S. Treasury Bonds – 9.3%

U.S. Treasury Bond
6.88%, 8/15/25	65,000	85,149
6.75%, 8/15/26	58,000	78,340
6.50%, 11/15/26	60,000	80,670
5.25%, 11/15/28	53,000	70,099
5.25%, 2/15/29	16,000	21,298
6.25%, 5/15/30	32,000	46,938
5.38%, 2/15/31	33,500	46,996
4.50%, 5/15/38	39,000	56,173
4.25%, 5/15/39	63,000	88,759
4.75%, 2/15/41	23,000	34,845
4.38%, 5/15/41	14,000	20,280
3.75%, 8/15/41	51,000	68,145
3.13%, 11/15/41	32,000	39,144
3.00%, 5/15/42	37,000	44,443
3.13%, 2/15/43	16,000	19,620
2.88%, 5/15/43	53,000	62,514
3.63%, 8/15/43	50,100	66,438
3.75%, 11/15/43	76,000	102,799
3.63%, 2/15/44	65,000	86,439
3.38%, 5/15/44	83,000	106,386
3.13%, 8/15/44	51,000	62,894
2.50%, 2/15/45	83,000	92,106
3.00%, 5/15/45	46,000	55,773
2.88%, 8/15/45	76,000	90,238
3.00%, 11/15/45	85,000	103,283
2.50%, 2/15/46	106,000	117,722
2.50%, 5/15/46	111,000	123,386
2.25%, 8/15/46	14,000	14,827
3.00%, 5/15/47	81,000	99,011
2.75%, 8/15/47	44,000	51,416
2.75%, 11/15/47	32,000	37,428
3.13%, 5/15/48	69,000	86,552
3.00%, 8/15/48	71,000	87,183

Total U.S. Treasury Bonds		2,247,294

U.S. Treasury Notes – 21.8%

U.S. Treasury Note
1.25%, 3/31/21	69,000	68,617
3.13%, 5/15/21	166,000	170,283
1.38%, 5/31/21	99,000	98,666
2.13%, 8/15/21	150,600	152,300
1.25%, 10/31/21	134,000	133,275
2.00%, 11/15/21	99,000	100,106
1.75%, 11/30/21	166,000	166,963
2.00%, 12/31/21	134,000	135,562
1.88%, 1/31/22	67,000	67,627
1.88%, 2/28/22	134,000	135,335
1.88%, 3/31/22	90,000	90,951
1.88%, 4/30/22	134,000	135,466
1.75%, 5/15/22	83,000	83,665
1.75%, 5/31/22	134,000	135,081
1.88%, 10/31/22	83,000	84,157
2.00%, 10/31/22	90,000	91,586
1.63%, 11/15/22	136,000	136,858
2.00%, 11/30/22	148,000	150,674
2.13%, 12/31/22	106,000	108,418
1.50%, 2/28/23	32,000	32,086
1.50%, 3/31/23	99,000	99,309
1.75%, 5/15/23	99,000	100,183
1.38%, 6/30/23	32,000	31,944
2.50%, 8/15/23	67,000	69,786
1.38%, 8/31/23	30,000	29,952
1.38%, 9/30/23	233,000	232,618
1.63%, 10/31/23	319,000	321,692
2.75%, 11/15/23	51,000	53,763
2.13%, 11/30/23	166,000	170,831
2.13%, 2/29/24	185,000	190,687
2.13%, 3/31/24	67,000	69,100
2.50%, 5/15/24	16,000	16,790
2.00%, 5/31/24	67,000	68,836
2.00%, 6/30/24	67,000	68,832
2.38%, 8/15/24	69,000	72,167
1.88%, 8/31/24	67,000	68,494
2.13%, 9/30/24	99,000	102,424
2.25%, 10/31/24	32,000	33,324
2.25%, 11/15/24	95,000	98,935
2.00%, 2/15/25	166,000	171,029
2.13%, 5/15/25	67,000	69,540

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value
2.00%, 8/15/25	$67,000	$69,119
2.25%, 11/15/25	125,000	130,950
1.50%, 8/15/26	83,000	83,234
2.00%, 11/15/26	90,000	93,361
2.25%, 2/15/27	67,000	70,745
2.38%, 5/15/27	95,000	101,314
2.25%, 8/15/27	67,000	70,913
2.25%, 11/15/27	67,000	70,979
2.75%, 2/15/28	23,000	25,305
2.88%, 8/15/28	136,000	151,595

Total U.S. Treasury Notes		5,285,427
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $6,896,948)		7,532,721

U.S. CORPORATE BONDS – 24.4%

United States – 24.4%

3M Co. 2.88%, 10/15/27	28,000	29,511

Abbott Laboratories 3.88%, 9/15/25	14,000	15,290
4.75%, 11/30/36	19,000	23,842

AbbVie, Inc. 3.60%, 5/14/25	14,000	14,608

AEP Texas, Inc. 3.80%, 10/1/47	33,000	37,266

Air Lease Corp. 3.63%, 4/1/27	14,000	14,572

Allergan Funding SCS 3.80%, 3/15/25(b)	5,000	5,255
4.85%, 6/15/44	4,000	4,393

Allstate Corp. (The) 4.20%, 12/15/46	19,000	23,096

Altria Group, Inc. 2.85%, 8/9/22	18,000	18,355

Amazon.com, Inc. 2.50%, 11/29/22(b)	14,000	14,283
4.05%, 8/22/47	9,000	11,057

American Express Co. 2.50%, 8/1/22	5,000	5,072
3.00%, 10/30/24	18,000	18,691

American Express Credit Corp. 2.70%, 3/3/22	14,000	14,284

American International Group, Inc. 4.88%, 6/1/22	20,000	21,440
3.75%, 7/10/25	14,000	14,920
4.50%, 7/16/44	19,000	21,737

American Tower Corp. 3.55%, 7/15/27	28,000	29,790

American Water Capital Corp. 3.40%, 3/1/25	30,000	31,636
4.00%, 12/1/46	16,000	18,310

Amgen, Inc. 4.66%, 6/15/51	31,000	36,930

Anthem, Inc. 3.50%, 8/15/24	4,000	4,197
5.85%, 1/15/36	14,000	17,903
4.65%, 1/15/43	19,000	21,675

Apache Corp. 4.25%, 1/15/44	4,000	3,636

Apple, Inc. 1.80%, 5/11/20	32,000	31,970
3.45%, 5/6/24	28,000	30,010
4.65%, 2/23/46	14,000	17,895

AT&T, Inc. 3.00%, 2/15/22(b)	9,000	9,205
3.00%, 6/30/22	5,000	5,114
4.30%, 2/15/30	14,000	15,574
4.50%, 5/15/35(b)	5,000	5,571
6.25%, 3/29/41	9,000	11,629
4.80%, 6/15/44	5,000	5,595
4.35%, 6/15/45	14,000	14,918
5.45%, 3/1/47(b)	33,000	40,352
5.70%, 3/1/57	18,000	22,825

Bank of America Corp. 5.70%, 1/24/22	9,000	9,770
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	25,000	25,675
3.88%, 8/1/25	4,000	4,367
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(c)	32,000	33,263
4.45%, 3/3/26	19,000	20,918
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(c)	14,000	15,114
3.59%, 7/21/28, (3.593% fixed rate until 7/21/27; 3-month U.S. dollar London Interbank Offered Rate + 1.37% thereafter)(c)	5,000	5,348
4.88%, 4/1/44	14,000	18,133

Bayer US Finance II LLC 2.75%, 7/15/21(d)	14,000	14,028

BB&T Corp. 2.05%, 5/10/21	37,000	37,043
2.85%, 10/26/24	14,000	14,458

Berkshire Hathaway, Inc. 2.75%, 3/15/23	9,000	9,293
3.13%, 3/15/26(b)	32,000	33,943

Biogen, Inc. 5.20%, 9/15/45	19,000	22,920

Boeing Co. (The) 5.88%, 2/15/40	4,000	5,602

BorgWarner, Inc. 4.38%, 3/15/45	4,000	4,266

Boston Properties L.P. 3.85%, 2/1/23	30,000	31,664

BP Capital Markets America, Inc. 3.12%, 5/4/26	28,000	29,367

Broadcom Corp. 3.00%, 1/15/22	32,000	32,287

Burlington Northern Santa Fe LLC 4.70%, 10/1/19	20,500	20,538
4.55%, 9/1/44	18,000	21,958

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

Capital One Financial Corp. 3.75%, 3/9/27	$23,000	$24,381

Cardinal Health, Inc. 3.41%, 6/15/27	14,000	14,180

Caterpillar Financial Services Corp. 1.70%, 8/9/21	7,000	6,969

Caterpillar, Inc. 3.80%, 8/15/42(b)	4,000	4,630

CBS Corp. 7.88%, 7/30/30	23,000	32,579

Celgene Corp. 3.88%, 8/15/25	5,000	5,426
4.55%, 2/20/48	14,000	17,118

Charter Communications Operating LLC 4.46%, 7/23/22	14,000	14,779
6.38%, 10/23/35	32,000	39,106
6.48%, 10/23/45	14,000	17,331

Chevron Corp. 2.50%, 3/3/22(b)	51,000	51,903

Cigna Holding Co. 3.25%, 4/15/25	33,000	34,152

Citigroup, Inc. 2.65%, 10/26/20	21,000	21,130
4.40%, 6/10/25	39,000	42,387
4.45%, 9/29/27	23,000	25,326
5.30%, 5/6/44	14,000	17,894

Clorox Co. (The) 3.10%, 10/1/27	51,000	53,938

CME Group, Inc. 3.00%, 9/15/22(b)	33,000	34,174

Coca-Cola Co. (The) 3.20%, 11/1/23(b)	14,000	14,823

Comcast Corp. 3.15%, 3/1/26	4,000	4,222
2.35%, 1/15/27(b)	9,000	9,049
7.05%, 3/15/33	7,000	10,185
3.90%, 3/1/38(b)	14,000	15,718
4.05%, 11/1/52	14,000	16,040

Concho Resources, Inc. 3.75%, 10/1/27	18,000	18,748

ConocoPhillips 6.50%, 2/1/39	32,000	47,065

Consolidated Edison Co. of New York, Inc. 4.63%, 12/1/54	14,000	17,424

Costco Wholesale Corp. 2.30%, 5/18/22(b)	28,000	28,374
3.00%, 5/18/27	19,000	20,278

Crown Castle International Corp. 4.88%, 4/15/22	14,000	14,942

CSX Corp. 3.25%, 6/1/27	23,000	24,434
4.50%, 8/1/54	9,000	10,721

CVS Health Corp. 3.38%, 8/12/24	34,000	35,338
5.05%, 3/25/48	14,000	16,332

Dell International LLC 6.02%, 6/15/26(d)	32,000	36,135

Discovery Communications LLC 3.80%, 3/13/24	28,000	29,397

Dominion Energy, Inc. 5.75%, 10/1/54, (5.75% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 3.057% thereafter)(c)	14,000	14,854

Dow Chemical Co. (The) 4.38%, 11/15/42	9,000	9,491

Duke Energy Corp. 3.75%, 4/15/24	28,000	29,773
3.15%, 8/15/27(b)	32,000	33,627

Duke Energy Florida LLC 6.40%, 6/15/38(b)	16,500	24,812

Duke Energy Indiana LLC 6.45%, 4/1/39	14,000	21,179

DXC Technology Co. 4.75%, 4/15/27(b)	9,000	9,595

Eaton Corp. 2.75%, 11/2/22	28,000	28,576

eBay, Inc. 3.80%, 3/9/22	28,000	29,080

Ecolab, Inc. 5.50%, 12/8/41	4,000	5,455

Eli Lilly & Co. 2.35%, 5/15/22	4,000	4,059

Energy Transfer Partners L.P. 4.50%, 11/1/23	20,000	21,270

Enterprise Products Operating LLC 5.25%, 1/31/20	7,000	7,081
3.35%, 3/15/23	19,000	19,739
4.45%, 2/15/43	14,000	15,409

Exelon Corp. 4.45%, 4/15/46	46,000	53,317

Exelon Generation Co. LLC 6.25%, 10/1/39	7,000	9,009

Express Scripts Holding Co. 4.80%, 7/15/46	18,000	20,771

FedEx Corp. 4.10%, 4/15/43	19,000	19,411
4.55%, 4/1/46	9,000	9,856

Fidelity National Information Services, Inc. 5.00%, 10/15/25	14,000	16,012

Fiserv, Inc. 3.85%, 6/1/25	19,000	20,464

Florida Power & Light Co. 5.96%, 4/1/39	14,000	20,183

Ford Motor Co. 4.75%, 1/15/43	6,000	5,426

General Electric Co. 3.10%, 1/9/23	14,000	14,051
4.50%, 3/11/44	5,000	5,061

General Motors Co. 5.15%, 4/1/38	19,000	19,734

General Motors Financial Co., Inc. 3.70%, 11/24/20	18,000	18,263
3.45%, 1/14/22	32,000	32,623
4.30%, 7/13/25	16,000	16,685

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

George Washington University (The) 4.13%, 9/15/48, Series 2018(b)	$14,000	$17,304

Gilead Sciences, Inc. 4.50%, 4/1/21	9,000	9,293
3.65%, 3/1/26	14,000	15,065
5.65%, 12/1/41	18,000	23,878

Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21	5,000	5,010
3.00%, 4/26/22	14,000	14,187
4.00%, 3/3/24	5,000	5,378
3.50%, 1/23/25	5,000	5,259
4.25%, 10/21/25	19,000	20,507
3.50%, 11/16/26	37,000	38,774
3.85%, 1/26/27	5,000	5,337
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month U.S. dollar London Interbank Offered Rate + 1.301% thereafter)(b)(c)	28,000	31,031
6.13%, 2/15/33	2,000	2,704
6.45%, 5/1/36	19,000	25,470
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)	5,000	5,551

Halliburton Co. 4.75%, 8/1/43	19,000	20,398

Hewlett Packard Enterprise Co. 6.20%, 10/15/35	19,000	22,143

Home Depot, Inc. (The) 2.63%, 6/1/22	28,000	28,681
5.88%, 12/16/36	19,000	26,845
3.90%, 6/15/47	4,000	4,648

Honeywell International, Inc. 4.25%, 3/1/21	14,000	14,487

Humana, Inc. 4.95%, 10/1/44	14,000	16,694

Intel Corp. 3.15%, 5/11/27	19,000	20,398

Intercontinental Exchange, Inc. 2.75%, 12/1/20	14,000	14,123

International Lease Finance Corp. 8.25%, 12/15/20	19,000	20,394
5.88%, 8/15/22	19,000	20,875

International Paper Co. 3.00%, 2/15/27(b)	14,000	14,330
4.35%, 8/15/48(b)	19,000	20,149

Invesco Finance PLC 5.38%, 11/30/43	4,000	4,917

Johnson & Johnson 3.38%, 12/5/23	9,000	9,592

Johnson Controls International PLC 3.63%, 7/2/24(c)	14,000	14,755
6.00%, 1/15/36	15,000	18,821

JPMorgan Chase & Co. 2.30%, 8/15/21	21,000	21,060
4.50%, 1/24/22	23,000	24,350
3.25%, 9/23/22(b)	9,000	9,331
3.88%, 9/10/24	14,000	14,979
3.90%, 7/15/25	32,000	34,780
3.30%, 4/1/26	9,000	9,496
3.88%, 7/24/38, (3.882% fixed rate until 7/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.36% thereafter)(b)(c)	5,000	5,612
5.63%, 8/16/43	14,000	19,204
4.03%, 7/24/48, (4.032% fixed rate until 7/24/47; 3-month U.S. dollar London Interbank Offered Rate + 1.46% thereafter)(c)	14,000	16,324

Kellogg Co. 4.00%, 12/15/20	3,000	3,070

KeyCorp 5.10%, 3/24/21	90,000	94,059

Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	16,000	18,911

Kinder Morgan, Inc. 3.15%, 1/15/23	21,000	21,594

Kraft Heinz Foods Co. 3.50%, 6/6/22	20,000	20,480
4.38%, 6/1/46(b)	19,000	18,284

Kroger Co. (The) 2.65%, 10/15/26(b)	19,000	19,003
4.45%, 2/1/47	4,000	4,191

Laboratory Corp. of America Holdings 3.20%, 2/1/22	14,000	14,335

Lockheed Martin Corp. 2.50%, 11/23/20	14,000	14,078
4.09%, 9/15/52	7,000	8,454

Lowe’s Cos., Inc. 4.05%, 5/3/47	4,000	4,351

LYB International Finance B.V. 4.88%, 3/15/44	4,000	4,437

Macy’s Retail Holdings, Inc. 2.88%, 2/15/23(b)	5,000	4,917

Magellan Midstream Partners L.P. 4.20%, 10/3/47	4,000	4,290

Marathon Oil Corp. 6.60%, 10/1/37	7,000	8,813

Marathon Petroleum Corp. 5.13%, 3/1/21	18,000	18,736
4.75%, 9/15/44(b)	4,000	4,317

Marsh & McLennan Cos., Inc. 2.75%, 1/30/22	32,000	32,535

Medtronic, Inc. 4.38%, 3/15/35(b)	32,000	38,938

Merck & Co., Inc. 2.75%, 2/10/25	9,000	9,373

MetLife, Inc. 4.60%, 5/13/46	23,000	28,653

Microsoft Corp. 2.00%, 8/8/23	4,000	4,053
3.50%, 2/12/35	20,000	22,562
4.00%, 2/12/55	19,000	23,470
4.50%, 2/6/57	28,000	37,588

MidAmerican Energy Co. 3.10%, 5/1/27(b)	23,000	24,495

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

Molson Coors Brewing Co. 2.10%, 7/15/21	$19,000	$18,999

Morgan Stanley 5.50%, 7/28/21	14,000	14,858
7.25%, 4/1/32	16,000	23,216
4.38%, 1/22/47	30,000	36,519

Mosaic Co. (The) 4.88%, 11/15/41	4,000	4,067

Mylan N.V. 3.15%, 6/15/21	14,000	14,164

NIKE, Inc. 2.38%, 11/1/26	14,000	14,412

NiSource, Inc. 4.80%, 2/15/44	16,000	19,212

Noble Energy, Inc. 5.05%, 11/15/44	4,000	4,451

Norfolk Southern Corp. 3.15%, 6/1/27(b)	14,000	14,882

Northrop Grumman Corp. 2.55%, 10/15/22	18,000	18,286
3.25%, 8/1/23	33,000	34,563
3.25%, 1/15/28	19,000	20,196

NVIDIA Corp. 2.20%, 9/16/21	9,000	9,032

Occidental Petroleum Corp. 3.40%, 4/15/26	33,000	33,542
4.63%, 6/15/45	9,000	9,520

Oncor Electric Delivery Co. LLC 5.75%, 3/15/29	14,000	17,953

Oracle Corp. 3.63%, 7/15/23	14,000	14,852
3.25%, 11/15/27	14,000	15,067
3.80%, 11/15/37	32,000	35,820
4.00%, 7/15/46	14,000	15,965

Owens Corning 4.30%, 7/15/47	9,000	8,252

PepsiCo, Inc. 2.00%, 4/15/21(b)	64,000	64,207
2.38%, 10/6/26	9,000	9,228
3.45%, 10/6/46	14,000	15,477

Pfizer, Inc. 4.00%, 12/15/36	19,000	22,106
7.20%, 3/15/39	16,000	25,486

Philip Morris International, Inc. 4.88%, 11/15/43	31,000	36,708

Phillips 66 4.88%, 11/15/44	4,000	4,797

Plains All American Pipeline L.P. 3.65%, 6/1/22	20,500	21,076

PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	33,000	35,581

Procter & Gamble Co. (The) 1.70%, 11/3/21	32,000	31,941
3.10%, 8/15/23	9,000	9,456
2.45%, 11/3/26	9,000	9,331
3.50%, 10/25/47	14,000	16,294

Prudential Financial, Inc. 3.91%, 12/7/47(b)	14,000	15,608

QUALCOMM, Inc. 2.60%, 1/30/23	19,000	19,371

Realty Income Corp. 3.25%, 10/15/22	19,000	19,705

Rockwell Collins, Inc. 3.20%, 3/15/24	14,000	14,556
4.80%, 12/15/43	4,000	4,891

Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	23,000	29,273

Sabine Pass Liquefaction LLC 5.63%, 3/1/25	5,000	5,618

Santander Holdings USA, Inc. 2.65%, 4/17/20	41,000	41,075
4.40%, 7/13/27	42,000	45,256

Schlumberger Investment S.A. 3.65%, 12/1/23	9,000	9,519

Seagate HDD Cayman 4.25%, 3/1/22	19,000	19,681

Sempra Energy 2.85%, 11/15/20	18,000	18,150
6.00%, 10/15/39	14,000	18,354

Sherwin-Williams Co. (The) 2.75%, 6/1/22	9,000	9,142
3.45%, 6/1/27	5,000	5,295

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/21	18,000	18,061

Simon Property Group L.P. 4.38%, 3/1/21	14,000	14,411
3.38%, 12/1/27	28,000	30,045

SITE Centers Corp. 4.70%, 6/1/27	18,000	19,912

Southern California Edison Co. 4.65%, 10/1/43	16,000	18,984

Southern Co. (The) 2.35%, 7/1/21	60,000	60,219
3.25%, 7/1/26	32,000	33,157

Starbucks Corp. 3.85%, 10/1/23	28,000	29,842

State Street Corp. 2.65%, 5/19/26	28,000	28,976

Sunoco Logistics Partners Operations L.P. 4.00%, 10/1/27	28,000	29,423

SunTrust Banks, Inc. 2.70%, 1/27/22	20,000	20,276

Synchrony Financial 4.25%, 8/15/24	4,000	4,256
4.50%, 7/23/25	14,000	15,055

Target Corp. 3.90%, 11/15/47	9,000	10,643

TD Ameritrade Holding Corp. 3.30%, 4/1/27	14,000	14,859

Texas Instruments, Inc. 2.75%, 3/12/21	19,000	19,249

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

Thermo Fisher Scientific, Inc. 4.50%, 3/1/21	$42,000	$43,520
2.95%, 9/19/26	9,000	9,313

Time Warner Cable LLC 7.30%, 7/1/38	9,000	11,558
6.75%, 6/15/39	4,500	5,543
4.50%, 9/15/42	9,000	8,951

TJX Cos., Inc. (The) 2.25%, 9/15/26	9,000	9,062

Toyota Motor Credit Corp. 2.60%, 1/11/22	28,000	28,462

Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/1/26	14,000	17,933

TWDC Enterprises 18 Corp. 2.45%, 3/4/22	32,000	32,599
3.00%, 2/13/26(b)	19,000	20,052

Tyson Foods, Inc. 2.25%, 8/23/21	32,000	32,101
3.95%, 8/15/24	18,000	19,415

U.S. Bancorp 3.70%, 1/30/24	28,000	29,994

United Technologies Corp. 2.80%, 5/4/24	9,000	9,279
2.65%, 11/1/26	32,000	33,151
4.50%, 6/1/42	19,000	22,970

UnitedHealth Group, Inc. 2.75%, 2/15/23	20,000	20,469
3.85%, 6/15/28	28,000	31,179
4.25%, 3/15/43	4,000	4,637

Ventas Realty L.P. 4.38%, 2/1/45	28,000	31,531

VEREIT Operating Partnership L.P. 3.95%, 8/15/27	33,000	35,386

Verizon Communications, Inc. 4.02%, 12/3/29(d)	26,000	29,382
5.25%, 3/16/37	19,000	24,064
4.81%, 3/15/39	5,000	6,140
5.50%, 3/16/47	14,000	18,810
4.67%, 3/15/55(b)	5,000	6,154

Viacom, Inc. 4.38%, 3/15/43	4,000	4,250

Virginia Electric & Power Co. 3.50%, 3/15/27, Series A	9,000	9,708

Visa, Inc. 4.15%, 12/14/35(b)	23,000	28,034

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	19,000	20,154

Walmart, Inc. 5.88%, 4/5/27	24,000	30,373
3.63%, 12/15/47	19,000	22,232

Walt Disney Co. (The) 6.65%, 11/15/37(d)	11,000	16,652

Waste Management, Inc. 3.90%, 3/1/35	14,000	15,560
4.10%, 3/1/45(b)	9,000	10,622

Wells Fargo & Co. 2.55%, 12/7/20(b)	65,000	65,383
3.00%, 1/22/21	7,000	7,097
3.50%, 3/8/22	7,000	7,249
3.07%, 1/24/23(b)	67,000	68,549
4.13%, 8/15/23	1,000	1,068
3.00%, 2/19/25	2,000	2,074
4.30%, 7/22/27	2,000	2,216
4.90%, 11/17/45	14,000	17,441

Welltower, Inc. 5.25%, 1/15/22	19,000	20,335

Weyerhaeuser Co. 7.38%, 3/15/32	9,000	12,817

Williams Cos., Inc. (The) 4.90%, 1/15/45	9,000	9,844

Zoetis, Inc. 3.00%, 9/12/27	9,000	9,322
TOTAL U.S. CORPORATE BONDS (Cost: $5,465,012)		5,918,990

FOREIGN CORPORATE BONDS – 4.2%

Belgium – 0.1%

Anheuser-Busch Cos. LLC 4.90%, 2/1/46	28,000	33,432

Canada – 1.2%

Bank of Montreal 1.90%, 8/27/21(b)	18,000	18,014

Bank of Nova Scotia (The) 2.45%, 9/19/22	33,000	33,587

Barrick Gold Corp. 5.25%, 4/1/42(b)	9,000	11,223

Cenovus Energy, Inc. 6.75%, 11/15/39(b)	19,000	23,522

Manulife Financial Corp. 4.15%, 3/4/26	33,000	36,616

Nexen, Inc. 6.40%, 5/15/37	7,000	9,995

Royal Bank of Canada 4.65%, 1/27/26	21,000	23,437

Suncor Energy, Inc. 6.85%, 6/1/39	18,000	26,186

TELUS Corp. 3.70%, 9/15/27	4,000	4,310

Toronto-Dominion Bank (The) 1.85%, 9/11/20	32,000	31,998
1.80%, 7/13/21(b)	56,000	55,884

TransCanada PipeLines Ltd. 3.80%, 10/1/20	28,000	28,456

Total Canada		303,228

France – 0.1%

BNP Paribas S.A. 5.00%, 1/15/21	28,000	29,089

Germany – 0.2%

Daimler Finance North America LLC 8.50%, 1/18/31	14,000	20,967

Deutsche Bank AG 3.70%, 5/30/24(b)	16,000	15,937

Total Germany		36,904

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

Japan – 0.3%

Mitsubishi UFJ Financial Group, Inc. 3.29%, 7/25/27	$14,000	$14,863

Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/21	33,000	33,405
3.78%, 3/9/26	23,000	24,885

Total Japan		73,153

Mexico – 0.5%

Petroleos Mexicanos 6.00%, 3/5/20	40,000	40,519
4.63%, 9/21/23(b)	20,000	20,060
6.50%, 3/13/27	20,000	20,580
6.63%, 6/15/35	10,000	9,775
6.75%, 9/21/47	25,000	23,875

Total Mexico		114,809

Netherlands – 0.4%

Cooperatieve Rabobank UA 4.50%, 1/11/21	14,000	14,467
5.25%, 5/24/41	14,000	19,171

Shell International Finance B.V. 3.25%, 5/11/25(b)	14,000	14,893
2.88%, 5/10/26	32,000	33,550
4.38%, 5/11/45	21,000	25,758

Total Netherlands		107,839

Norway – 0.3%

Equinor ASA 2.45%, 1/17/23	39,000	39,640
3.95%, 5/15/43	23,000	26,565

Total Norway		66,205

Switzerland – 0.2%

Novartis Capital Corp. 2.40%, 5/17/22	32,000	32,532
3.10%, 5/17/27	19,000	20,459

Total Switzerland		52,991

United Kingdom – 0.9%

AstraZeneca PLC 3.38%, 11/16/25(b)	18,000	19,102
4.38%, 11/16/45	9,000	10,714

BAT Capital Corp. 3.22%, 8/15/24	5,000	5,141
3.56%, 8/15/27(b)	9,000	9,229
4.39%, 8/15/37	23,000	23,182

BP Capital Markets PLC 3.72%, 11/28/28	32,000	35,164

Diageo Capital PLC 2.63%, 4/29/23	7,000	7,166

HSBC Holdings PLC 5.10%, 4/5/21	48,000	50,118
7.63%, 5/17/32	16,000	22,930

Mead Johnson Nutrition Co. 3.00%, 11/15/20	9,000	9,116

Vodafone Group PLC 4.38%, 2/19/43	7,000	7,489

WPP Finance 2010 4.75%, 11/21/21	9,000	9,450

Total United Kingdom		208,801
TOTAL FOREIGN CORPORATE BONDS (Cost: $970,993)		1,026,451

FOREIGN GOVERNMENT AGENCIES – 1.1%

Canada – 0.8%

Province of Alberta Canada 2.20%, 7/26/22	70,000	71,131

Province of Ontario Canada 2.55%, 2/12/21	10,000	10,116
2.25%, 5/18/22	10,000	10,164
2.50%, 4/27/26	21,000	22,005

Province of Quebec Canada 3.50%, 7/29/20	7,000	7,105
2.38%, 1/31/22	10,000	10,182
2.75%, 4/12/27	70,000	75,081

Total Canada		205,784

Germany – 0.3%

Kreditanstalt fuer Wiederaufbau 2.13%, 3/7/22	67,000	68,057
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $256,960)		273,841

FOREIGN GOVERNMENT OBLIGATIONS – 0.9%

Colombia – 0.2%

Colombia Government International Bond 8.13%, 5/21/24	44,000	55,221

Hungary – 0.2%

Hungary Government International Bond 5.75%, 11/22/23	20,000	22,780
7.63%, 3/29/41	20,000	33,721

Total Hungary		56,501

Italy – 0.1%

Republic of Italy Government International Bond 5.38%, 6/15/33	12,000	13,934

Mexico – 0.2%

Mexico Government International Bond 4.00%, 10/2/23	17,000	17,999
4.75%, 3/8/44	14,000	15,501
5.55%, 1/21/45	14,000	17,238

Total Mexico		50,738

Philippines – 0.1%

Philippine Government International Bond 9.50%, 2/2/30	20,000	33,183

Uruguay – 0.1%

Uruguay Government International Bond 5.10%, 6/18/50	16,000	19,900
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $211,468)		229,477

SUPRANATIONAL BONDS – 0.9%

Asian Development Bank 1.75%, 6/8/21	67,000	67,172

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

Investments in Long Securities	Principal Amount	Value

Corporacion Andina de Fomento 4.38%, 6/15/22	$16,000	$16,955

European Investment Bank 1.63%, 8/14/20	32,000	31,950
2.38%, 5/24/27	32,000	34,016

Inter-American Development Bank 1.75%, 9/14/22	14,000	14,108
2.38%, 7/7/27	2,000	2,120
3.13%, 9/18/28	2,000	2,264

International Bank for Reconstruction & Development 2.13%, 11/1/20	32,000	32,149
1.75%, 4/19/23	28,000	28,243
TOTAL SUPRANATIONAL BONDS (Cost: $220,577)		228,977

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%

United States – 2.6%

Citigroup Commercial Mortgage Trust 3.71%, 4/14/50, Series 2017-P7, Class A4	50,000	55,287

Commercial Mortgage Pass Through Certificates 3.29%, 7/15/60, Series 2017-BNK6, Class ASB	50,000	53,008

Commercial Mortgage Trust 3.60%, 5/10/47, Series 2014-CR17, Class ASB	33,288	34,444
3.08%, 2/10/48, Series 2015-DC1, Class A4	50,000	52,278

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.84%, 10/25/22, Series K029, Class A1	26,113	26,444
3.75%, 4/25/33, Series K155, Class A3	50,000	58,273

Federal National Mortgage Association Alternative Credit Enhancement Securities 3.34%, 7/25/23, Series 2014-M1, Class A2^(c)	32,317	33,867
2.90%, 1/25/25, Series 2015-M8, Class A2^(c)	72,000	75,589
2.58%, 3/25/26, Series 2016-M4, Class A2	30,000	31,126

Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/47, Series 2014-C19, Class A4	25,000	26,738
3.07%, 2/15/48, Series 2015-C20, Class ASB	40,000	41,309

Morgan Stanley Capital I Trust 4.18%, 7/15/51, Series 2018-H3, Class A5	50,000	57,562

Wells Fargo Commercial Mortgage Trust 3.10%, 6/15/49, Series 2016-C34, Class A4	30,000	31,731

WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	45,000	48,508
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $587,496)		626,164

MUNICIPAL BONDS – 0.4%

United States – 0.4%

New Jersey Turnpike Authority 7.10%, 1/1/41	14,000	22,520

State of California 7.55%, 4/1/39	25,000	41,971

University of California 4.86%, 5/15/2112, Series AD	16,000	22,555
TOTAL MUNICIPAL BONDS (Cost: $73,024)		87,046

ASSET-BACKED SECURITIES – 0.7%

United States – 0.7%

Ally Auto Receivables Trust 1.99%, 11/15/21, Series 2017-1, Class A4	20,000	19,996

American Express Credit Account Master Trust 2.99%, 12/15/23, Series 2018-4, Class A	100,000	102,111

GM Financial Automobile Leasing Trust 2.12%, 9/20/21, Series 2017-3, Class A4	23,000	22,998

World Financial Network Credit Card Master Trust 2.03%, 4/15/25, Series 2016-A, Class A	17,000	17,041
TOTAL ASSET-BACKED SECURITIES (Cost: $159,091)		162,146

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%

United States – 2.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(e)
(Cost: $651,478)(f)	651,478	651,478
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 99.4% (Cost: $22,608,721)		24,109,815

Securities Sold Short	Principal Amount

U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.8)%

Federal National Mortgage Association – (1.3)%

Federal National Mortgage Association 2.50%, 9/1/34(a)	(100,000)	(101,338)
3.00%, 9/1/49(a)	(125,000)	(127,480)
5.00%, 9/1/49(a)	(75,000)	(80,098)

Total Federal National Mortgage Association		(308,916)

Government National Mortgage Association – (0.5)%

Government National Mortgage Association 4.00%, 9/1/49(a)	(125,000)	(130,300)

TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds: $437,590)		(439,216)

Other Assets less Liabilities – 2.4%		576,573

NET ASSETS – 100.0%		$24,247,172
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Security, or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(f)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $866,853 and the total market value of the collateral held by the Fund was $894,770. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $243,292.

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (concluded)

WisdomTree Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	84	12/31/19	$(10,078,031)	$(1,851)
U.S. Treasury Ultra Long Term Bond	25	12/19/19	(4,935,937)	55,771
Ultra 10 Year U.S. Treasury Note	99	12/19/19	(14,299,313)	7,734
			$(29,313,281)	$61,654
†	As of August 31, 2019, deposits at broker for futures contracts of $471,450 included cash collateral of $384,112 and previously settled variation margin gains on open futures contracts of $87,338.

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

August 31, 2019

Investments	Principal Amount†		Value

U.S. CORPORATE BONDS – 3.5%

United States – 3.5%

GE Capital European Funding Unlimited Co. 2.63%, 3/15/23, Reg S	5,000	EUR	$5,817

General Electric Co.
4.13%, 9/19/35, Reg S	10,000	EUR	13,182
4.88%, 9/18/37, Reg S	10,000	GBP	13,121

Goldman Sachs Group, Inc. (The)
4.75%, 10/12/21	10,000	EUR	12,099
1.38%, 5/15/24, Reg S	15,000	EUR	17,292

Morgan Stanley 2.38%, 3/31/21	10,000	EUR	11,480

Nestle Holdings, Inc. 0.88%, 7/18/25, Reg S	20,000	EUR	23,471
TOTAL U.S. CORPORATE BONDS (Cost: $97,320)			96,462

FOREIGN CORPORATE BONDS – 22.9%

Austria – 1.3%

OMV AG 0.01%, 7/3/25, Reg S	15,000	EUR	16,649

Vienna Insurance Group AG Wiener Versicherung Gruppe 3.75%, 3/2/46, Reg S, (3.750% fixed rate until 3/2/26; 3-month Euribor Rate + 3.939% thereafter)(a)	15,000	EUR	18,806

Total Austria			35,455

Belgium – 1.2%

Anheuser-Busch InBev S.A.
1.75%, 3/7/25, Reg S	10,000	GBP	12,527
2.75%, 3/17/36, Reg S	15,000	EUR	21,331

Total Belgium			33,858

Canada – 1.4%

407 International, Inc. 3.43%, 6/1/33	5,000	CAD	4,148

Alimentation Couche-Tard, Inc. 3.06%, 7/26/24	5,000	CAD	3,864

Bell Canada, Inc. 4.45%, 2/27/47	5,000	CAD	4,243

Bruce Power L.P. 4.13%, 6/21/33, Series 18-1	10,000	CAD	8,230

Choice Properties Real Estate Investment Trust 3.55%, 1/10/25, Series J	10,000	CAD	7,862

George Weston Ltd. 4.12%, 6/17/24	10,000	CAD	8,003

Pembina Pipeline Corp. 4.74%, 1/21/47	5,000	CAD	4,206

Total Canada			40,556

France – 3.5%

BNP Paribas S.A. 2.38%, 5/20/24, Reg S	10,000	EUR	12,376

Credit Mutuel-CIC Home Loan SFH S.A. 0.88%, 4/7/26, Reg S	20,000	EUR	23,983

Electricite de France S.A. 5.63%, 2/21/33, Reg S	10,000	EUR	17,984

Engie Alliance GIE 5.75%, 6/24/23, Reg S	10,000	EUR	13,613

mFinance France S.A. 2.00%, 11/26/21, Reg S	10,000	EUR	11,391

RCI Banque S.A. 1.63%, 5/26/26, Reg S	15,000	EUR	17,481

Total France			96,828

Germany – 9.0%

BASF Finance Europe N.V. 0.75%, 11/10/26, Reg S	10,000	EUR	11,878

Berlin Hyp AG 0.01%, 7/19/27, Reg S	15,000	EUR	17,097

Commerzbank AG
1.13%, 5/24/24, Reg S	15,000	EUR	17,369
1.25%, 1/9/34	20,000	EUR	26,247

Deutsche Post AG 2.88%, 12/11/24, Reg S	5,000	EUR	6,429

Deutsche Telekom International Finance B.V.
1.50%, 4/3/28, Reg S	15,000	EUR	18,372
2.25%, 4/13/29, Reg S	15,000	GBP	19,088

DZ HYP AG 0.38%, 3/31/26, Reg S	10,000	EUR	11,672

E.ON SE 1.63%, 5/22/29, Reg S	12,000	EUR	14,908

innogy Finance B.V. 6.25%, 6/3/30, Reg S	10,000	GBP	17,226

Kreditanstalt fuer Wiederaufbau 0.63%, 2/22/27	10,000	EUR	12,002

Merck KGaA 2.63%, 12/12/74, Reg S, (2.625% fixed rate until 6/12/21; 5-year Euro Swap Rate + 2.184% until 6/12/26; 5-year Euro Swap Rate + 2.434% until 6/12/41; 5-year Euro Swap Rate + 3.184% thereafter)(a)	6,000	EUR	6,888

Norddeutsche Landesbank – Girozentrale 0.63%, 1/18/27, Reg S	10,000	EUR	11,876

NRW.BANK 0.63%, 2/2/29, Reg S	10,000	EUR	12,069

O2 Telefonica Deutschland Finanzierungs GmbH 2.38%, 2/10/21, Reg S	10,000	EUR	11,433

UniCredit Bank AG 0.50%, 5/4/26, Reg S	10,000	EUR	11,735

Volkswagen Bank GmbH 1.25%, 12/15/25, Reg S	20,000	EUR	22,832

Total Germany			249,121

Ireland – 1.2%

Fresenius Finance Ireland PLC 0.88%, 1/31/22, Reg S	15,000	EUR	16,893

GE Capital European Funding Unlimited Co. 6.03%, 3/1/38	10,000	EUR	16,056

Total Ireland			32,949

Luxembourg – 1.3%

HeidelbergCement Finance Luxembourg S.A. 1.50%, 6/14/27, Reg S	30,000	EUR	35,788

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

August 31, 2019

Investments	Principal Amount†		Value

Netherlands – 1.1%

BMW Finance N.V. 1.00%, 1/21/25, Reg S	10,000	EUR	$11,648

Cooperatieve Rabobank UA 1.38%, 2/3/27, Reg S	15,000	EUR	18,406

Total Netherlands			30,054

Sweden – 0.2%

Vattenfall AB 5.38%, 4/29/24, Reg S	5,000	EUR	6,953

Switzerland – 0.2%

Roche Finance Europe B.V. 0.88%, 2/25/25, Reg S	5,000	EUR	5,857

United Kingdom – 2.5%

Barclays Bank PLC 5.75%, 9/14/26, Series EMTN	10,000	GBP	14,796

Broadgate Financing PLC 4.82%, 7/5/36, Series A4, Reg S	10,000	GBP	16,930

Hammerson PLC 7.25%, 4/21/28, Reg S	1,000	GBP	1,539

Legal & General Finance PLC 5.88%, 12/11/31	10,000	GBP	17,851

Lloyds Bank PLC 6.50%, 9/17/40, Reg S	5,000	GBP	10,298

Telefonica Europe B.V. 5.88%, 2/14/33, Reg S	5,000	EUR	8,859

Total United Kingdom			70,273
TOTAL FOREIGN CORPORATE BONDS (Cost: $615,227)			637,692

FOREIGN GOVERNMENT AGENCIES – 3.0%

Canada – 1.3%

City of Montreal Canada 3.50%, 12/1/38	10,000	CAD	8,647

Province of Manitoba Canada 3.00%, 6/2/28	5,000	CAD	4,088

Province of Ontario Canada
2.60%, 6/2/27	5,000	CAD	3,974
2.90%, 6/2/49	10,000	CAD	8,533

Province of Quebec Canada 2.75%, 9/1/27	10,000	CAD	8,059

PSP Capital, Inc. 2.09%, 11/22/23, Series 9	5,000	CAD	3,838

Total Canada			37,139

France – 0.5%

Caisse d’Amortissement de la Dette Sociale 1.38%, 11/25/24, Reg S	10,000	EUR	12,175

Germany – 1.2%

Land Berlin 1.38%, 8/27/38, Series 506, Reg S	10,000	EUR	13,789

Landwirtschaftliche Rentenbank 0.38%, 1/22/24, Reg S	10,000	EUR	11,540

State of North Rhine-Westphalia 1.75%, 7/11/68, Reg S	5,000	EUR	8,346

Total Germany			33,675
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $73,878)			82,989

FOREIGN GOVERNMENT OBLIGATIONS – 24.2%

Austria – 0.3%

Austria Government Bond 4.15%, 3/15/37, Reg S(b)	5,000	EUR	9,653

Belgium – 0.4%

Kingdom of Belgium Government Bond 4.25%, 3/28/41, Series 60, Reg S(b)	5,000	EUR	10,166

Canada – 0.3%

Canada Housing Trust No. 1 1.25%, 6/15/21(b)	10,000	CAD	7,493

Finland – 0.2%

Finland Government Bond 0.50%, 9/15/29, Reg S(b)	5,000	EUR	6,032

France – 1.9%

French Republic Government Bond OAT
1.50%, 5/25/31, Reg S	10,000	EUR	13,365
4.50%, 4/25/41, Reg S	5,000	EUR	10,667
3.25%, 5/25/45, Reg S	15,000	EUR	28,818

Total France			52,850

Germany – 1.3%

Bundesrepublik Deutschland Bundesanleihe
6.25%, 1/4/30, Series 00, Reg S	5,000	EUR	9,659
5.50%, 1/4/31, Series 00, Reg S	5,000	EUR	9,551
4.00%, 1/4/37, Series 05, Reg S	8,000	EUR	15,984

Total Germany			35,194

Italy – 8.2%

Italy Buoni Poliennali Del Tesoro
0.05%, 4/15/21	38,000	EUR	42,015
2.30%, 10/15/21, Reg S	40,000	EUR	46,275
0.90%, 8/1/22, Reg S	13,000	EUR	14,667
0.65%, 10/15/23	24,000	EUR	26,884
1.85%, 5/15/24	10,000	EUR	11,768
4.75%, 9/1/28, Reg S(b)	9,000	EUR	13,255
2.80%, 12/1/28, Reg S	20,000	EUR	25,675
3.00%, 8/1/29, Reg S	15,000	EUR	19,591
4.00%, 2/1/37, Reg S(b)	5,000	EUR	7,478
2.95%, 9/1/38, Reg S(b)	5,000	EUR	6,632
3.25%, 9/1/46, Reg S(b)	10,000	EUR	14,093

Total Italy			228,333

Japan – 3.3%

Japan Government Five Year Bond 0.10%, 3/20/21, Series 127	1,000,000	JPY	9,479

Japan Government Forty Year Bond 0.40%, 3/20/56, Series 9	650,000	JPY	6,654

Japan Government Ten Year Bond
0.60%, 9/20/23, Series 331	1,500,000	JPY	14,681
0.30%, 12/20/25, Series 341	700,000	JPY	6,879
0.10%, 6/20/28, Series 351	3,100,000	JPY	30,362

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

August 31, 2019

Investments	Principal Amount†		Value

Japan Government Thirty Year Bond 1.90%, 9/20/42, Series 37	300,000	JPY	$4,000

Japan Government Twenty Year Bond
1.20%, 9/20/35, Series 154	500,000	JPY	5,665
0.50%, 6/20/38, Series 165	1,300,000	JPY	13,348

Total Japan			91,068

Poland – 0.4%

Republic of Poland Government International Bond 1.00%, 3/7/29, Reg S	10,000	EUR	12,292

Spain – 2.6%

Spain Government Bond
1.40%, 7/30/28, Reg S(b)	24,000	EUR	29,716
4.20%, 1/31/37, Reg S(b)	13,000	EUR	23,033
3.45%, 7/30/66, Reg S(b)	10,000	EUR	19,188

Total Spain			71,937

United Kingdom – 5.3%

United Kingdom Gilt
1.50%, 1/22/21, Reg S	30,000	GBP	37,072
1.00%, 4/22/24, Reg S	15,000	GBP	18,839
1.63%, 10/22/28, Reg S	2,000	GBP	2,704
1.75%, 9/7/37, Reg S	39,000	GBP	54,445
1.63%, 10/22/71, Reg S	22,500	GBP	35,598

Total United Kingdom			148,658
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $618,498)			673,676

SUPRANATIONAL BONDS – 1.5%

Council of Europe Development Bank 0.13%, 4/10/24, Reg S	8,000	EUR	9,152

European Investment Bank
2.13%, 1/15/24	5,000	EUR	$6,198
0.88%, 1/14/28, Reg S	10,000	EUR	12,316

European Union 2.50%, 11/4/27, Series EMT, Reg S	10,000	EUR	13,787
TOTAL SUPRANATIONAL BONDS (Cost: $40,086)			41,453

	Shares

EXCHANGE-TRADED FUND – 42.8%

United States – 42.8%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund(c)
(Cost: $1,081,659)	22,595		1,190,982

TOTAL INVESTMENTS IN SECURITIES – 97.9% (Cost: $2,526,668)			2,723,254

Other Assets less Liabilities – 2.1%			57,454

NET ASSETS – 100.0%			$2,780,708
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 3).

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America N.A.	9/5/2019	111,000	CAD	83,537	USD	$0	*	$—
Bank of America N.A.	9/5/2019	2,374	CAD	1,787	USD	—		(0)*
Bank of America N.A.	9/5/2019	937,000	EUR	1,032,021	USD	—		(72)
Bank of America N.A.	9/5/2019	61,482	EUR	67,717	USD	—		(10)
Bank of America N.A.	9/5/2019	225,000	GBP	274,039	USD	—		(11)
Bank of America N.A.	9/5/2019	5,308	GBP	6,465	USD	—		(0)*
Bank of America N.A.	9/5/2019	9,010,000	JPY	84,895	USD	—		(5)
Bank of America N.A.	9/5/2019	658,486	JPY	6,204	USD	—		(1)
Bank of America N.A.	9/5/2019	17,782	USD	23,310	CAD	239		—
Bank of America N.A.	9/5/2019	216,967	USD	194,250	EUR	3,033		—
Bank of America N.A.	9/5/2019	57,956	USD	47,250	GBP	410		—
Bank of America N.A.	9/5/2019	17,471	USD	1,892,100	JPY	—		(355)
Bank of America N.A.	10/3/2019	86,587	USD	115,000	CAD	—		(0)*
Bank of America N.A.	10/3/2019	1,114,889	USD	1,010,000	EUR	79		—
Bank of America N.A.	10/3/2019	280,478	USD	230,000	GBP	10		—
Bank of America N.A.	10/3/2019	92,534	USD	9,800,000	JPY	8		—
Goldman Sachs	9/5/2019	17,763	USD	23,310	CAD	220		—
Goldman Sachs	9/5/2019	216,855	USD	194,250	EUR	2,921		—
Goldman Sachs	9/5/2019	13,499	USD	12,000	EUR	283		—

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (concluded)

WisdomTree Yield Enhanced Global Aggregate Bond Fund (GLBY)

August 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	9/5/2019	57,949	USD	47,250	GBP	$403	$—
Goldman Sachs	9/5/2019	17,469	USD	1,892,100	JPY	—	(358)
HSBC Holdings PLC	9/5/2019	17,763	USD	23,310	CAD	220	—
HSBC Holdings PLC	9/5/2019	216,851	USD	194,250	EUR	2,917	—
HSBC Holdings PLC	9/5/2019	57,947	USD	47,250	GBP	402	—
HSBC Holdings PLC	9/5/2019	17,468	USD	1,892,100	JPY	—	(359)
Morgan Stanley & Co. International	9/5/2019	31,294	USD	41,070	CAD	385	—
Morgan Stanley & Co. International	9/5/2019	382,043	USD	342,250	EUR	5,112	—
Morgan Stanley & Co. International	9/5/2019	102,091	USD	83,250	GBP	701	—
Morgan Stanley & Co. International	9/5/2019	30,776	USD	3,333,700	JPY	—	(633)
						$17,343	$(1,804)
*	Amount represents less than $1.

CURRENCY LEGEND
CAD	Canadian dollar
EUR	Euro
GBP	British pound
JPY	Japanese yen
USD	U.S. dollar

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 22.5%

Federal Home Loan Mortgage Corporation – 5.7%
6.75%, 9/15/29, Series GDIF	$120,000	$175,262
6.75%, 3/15/31	190,000	287,644
6.50%, 3/1/36	336,587	381,234
5.00%, 6/1/37	3,010	3,355
6.00%, 9/1/37	256,283	293,914
5.50%, 2/1/40	11,097	12,502
4.50%, 8/1/40	244,978	265,577
4.00%, 11/1/40	22,407	23,966
5.00%, 3/1/41	371,337	413,506
5.50%, 6/1/41	329,817	373,732
5.00%, 7/1/41	10,078	11,211
3.50%, 10/1/41	813,837	851,816
3.50%, 2/1/42	325,034	340,232
5.00%, 2/1/42	523,000	576,372
4.00%, 4/1/42	916,763	981,693
3.50%, 6/1/42	78,025	81,670
3.00%, 7/1/42	366,507	379,232
3.50%, 8/1/42	369,180	386,469
3.50%, 9/1/42	374,796	392,349
3.00%, 3/1/43	532,829	551,316
3.00%, 7/1/43	1,071,918	1,112,122
3.50%, 7/1/43	453,899	475,135
3.00%, 8/1/43	102,748	106,255
3.50%, 1/1/44	858,561	899,784
3.00%, 2/1/44	243,897	252,223
3.50%, 2/1/44	239,523	250,687
4.00%, 4/1/44	688,311	736,069
3.50%, 5/1/44	103,072	107,701
4.50%, 5/1/44	18,842	20,275
3.50%, 7/1/44	105,992	110,937
4.50%, 7/1/44	215,944	232,333
4.00%, 8/1/44	755,977	818,078
3.50%, 10/1/44	35,793	37,432
3.50%, 12/1/44	519,792	543,311
3.50%, 1/1/45	104,629	109,347
4.00%, 2/1/45	216,044	228,452
4.00%, 3/1/45	19,541	20,662
3.00%, 4/1/45	31,864	32,871
3.00%, 5/1/45	128,909	132,983
3.50%, 5/1/45	220,798	230,191
3.50%, 6/1/45	108,061	112,880
4.00%, 6/1/45	295,844	312,693
3.00%, 7/1/45	33,219	34,269
3.00%, 8/1/45	135,393	139,669
3.50%, 8/1/45	1,226,660	1,284,381
3.50%, 9/1/45	655,730	684,910
4.00%, 9/1/45	181,742	192,004
3.50%, 10/1/45	242,347	253,133
4.00%, 10/1/45	199,935	211,209
3.50%, 11/1/45	116,643	121,907
4.00%, 11/1/45	148,616	156,999
3.00%, 12/1/45	135,419	139,694
4.50%, 12/1/45	319,859	344,180
4.00%, 2/1/46	229,460	242,306
3.50%, 3/1/46	275,850	288,061
4.00%, 3/1/46	1,198,371	1,269,398
3.00%, 4/1/46	704,105	725,999
3.50%, 4/1/46	346,844	361,977
4.50%, 4/1/46	693,356	751,281
3.50%, 5/1/46	375,636	391,616
3.00%, 6/1/46	148,874	153,428
3.50%, 6/1/46	374,324	390,301
3.00%, 9/1/46	1,054,390	1,088,897
3.50%, 9/1/46	285,741	298,239
2.50%, 10/1/46	130,634	131,516
3.00%, 10/1/46	113,403	117,410
3.50%, 10/1/46	106,581	111,200
3.00%, 11/1/46	1,447,996	1,489,505
3.50%, 11/1/46	37,584	39,213
4.00%, 11/1/46	64,439	67,798
4.50%, 11/1/46	669,586	719,537
3.00%, 12/1/46	530,566	545,417
3.00%, 1/1/47	942,127	968,622
4.00%, 1/1/47	290,906	305,979
3.00%, 2/1/47	830,364	853,602
3.00%, 4/1/47	1,170,542	1,203,539
3.50%, 4/1/47	244,018	253,659
4.00%, 4/1/47	292,847	307,567
3.50%, 5/1/47	411,692	427,736
4.00%, 5/1/47	253,108	265,825
4.50%, 5/1/47	63,872	67,686
4.00%, 6/1/47	399,422	419,386
3.00%, 7/1/47	257,105	264,086
3.50%, 7/1/47	430,499	446,426
3.50%, 8/1/47	434,271	450,446
4.00%, 8/1/47	1,300,828	1,364,484
4.50%, 8/1/47	297,634	315,277
3.50%, 9/1/47	966,972	1,002,069
4.50%, 9/1/47	360,003	381,290
4.50%, 10/1/47	159,893	169,931
3.50%, 11/1/47	636,551	659,092
3.50%, 12/1/47	587,454	607,874
4.50%, 2/1/48	234,891	248,611
3.50%, 5/1/48	620,268	642,995
3.50%, 7/1/48	1,661,519	1,714,881
4.00%, 8/1/48	1,139,027	1,183,463
5.00%, 8/1/48	198,457	212,273
4.00%, 9/1/48	424,349	440,924
4.50%, 10/1/48	781,150	823,951
4.00%, 12/1/48	454,115	472,215
4.50%, 12/1/48	219,509	231,137
5.00%, 12/1/48	155,471	165,974
4.00%, 1/1/49	196,963	205,535
3.50%, 2/1/49	352,963	363,514
4.50%, 3/1/49	172,359	181,655
5.00%, 3/1/49	957,023	1,021,376
4.00%, 5/1/49	1,902,216	1,976,714
4.50%, 5/1/49	550,414	579,751
2.50%, 8/1/49	298,359	300,222
3.00%, 8/1/49	2,300,000	2,346,147

Total Federal Home Loan Mortgage Corporation		50,256,841

Federal National Mortgage Association – 16.7%
6.00%, 9/1/32	244,052	279,660
5.00%, 8/1/33	233,244	259,391

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
5.00%, 8/1/33	$181,411	$201,927
5.50%, 10/1/35	50,833	57,218
5.50%, 4/1/37	468,740	525,521
5.00%, 5/1/38	17,308	19,235
6.00%, 5/1/38	44,507	51,028
5.50%, 6/1/38	135,787	153,020
5.50%, 11/1/38	3,420	3,850
4.50%, 9/1/39	728,018	788,386
5.00%, 9/1/39	313,197	346,543
5.50%, 10/1/39	141,673	159,610
4.50%, 11/1/39	156,207	169,141
5.50%, 4/1/40	19,418	21,979
4.50%, 8/1/40	367,076	397,944
4.50%, 9/1/40	221,456	239,999
4.00%, 10/1/40	244,669	261,623
3.50%, 1/1/41	466,286	487,821
4.50%, 2/1/41	108,297	117,356
4.50%, 8/1/41	280,299	303,727
4.00%, 9/1/41	100,010	106,928
5.50%, 9/1/41	73,672	82,988
4.00%, 10/1/41	1,051,018	1,142,808
4.00%, 11/1/41	136,218	145,668
4.00%, 1/1/42	257,938	276,155
4.50%, 1/1/42	234,821	254,473
6.00%, 1/1/42	375,645	433,938
3.00%, 3/1/42	365,126	377,559
3.50%, 6/1/42	643,917	673,732
4.00%, 9/1/42	348,173	379,871
4.00%, 12/1/42	182,218	194,788
4.00%, 2/1/43	285,592	305,225
2.50%, 3/1/43	26,801	27,076
3.00%, 4/1/43	1,030,446	1,065,691
2.50%, 5/1/43	98,922	99,930
3.00%, 5/1/43	254,914	263,620
3.50%, 5/1/43	59,432	62,184
3.00%, 6/1/43	725,857	751,886
3.00%, 7/1/43	701,741	727,075
3.50%, 7/1/43	1,625,337	1,716,882
3.00%, 8/1/43	1,321,999	1,373,007
4.00%, 8/1/43	93,363	99,408
3.00%, 9/1/43	1,604,034	1,653,237
4.00%, 9/1/43	494,320	528,438
4.50%, 9/1/43	40,693	44,036
3.50%, 10/1/43	357,008	373,480
3.50%, 11/1/43	530,774	555,166
4.00%, 11/1/43	459,759	496,610
3.50%, 12/1/43	746,803	781,056
4.00%, 1/1/44	822,828	880,937
4.00%, 2/1/44	227,987	243,839
4.00%, 5/1/44	19,175	20,319
4.50%, 5/1/44	217,967	234,568
3.50%, 6/1/44	314,587	329,047
4.00%, 6/1/44	94,974	101,664
4.00%, 7/1/44	536,771	574,311
4.00%, 8/1/44	112,655	119,149
3.00%, 10/1/44	766,273	792,303
4.00%, 10/1/44	356,645	377,125
4.00%, 11/1/44	391,853	419,263
5.00%, 11/1/44	332,278	365,197
4.00%, 12/1/44	122,669	129,682
3.00%, 1/1/45	13,026	13,429
3.50%, 2/1/45	1,935,876	2,024,663
4.00%, 2/1/45	94,530	99,956
3.00%, 4/1/45	315,206	325,005
3.00%, 5/1/45	113,481	117,010
3.00%, 6/1/45	264,705	272,934
3.50%, 6/1/45	114,468	119,846
3.50%, 7/1/45	59,885	62,522
3.50%, 8/1/45	740,990	779,373
3.50%, 9/1/45	1,292,785	1,349,544
4.00%, 9/1/45	118,927	125,597
3.00%, 10/1/45	129,473	133,490
3.50%, 10/1/45	213,927	224,484
4.00%, 10/1/45	660,723	697,695
4.50%, 10/1/45	276,714	299,700
3.00%, 11/1/45	129,449	133,464
3.50%, 11/1/45	120,157	125,796
4.00%, 11/1/45	287,231	304,195
3.00%, 12/1/45	2,108,614	2,177,723
3.50%, 12/1/45	585,343	609,547
3.50%, 1/1/46	180,865	188,682
3.00%, 2/1/46	294,820	303,971
3.50%, 3/1/46	215,990	225,213
3.50%, 4/1/46	591,322	616,899
4.00%, 4/1/46	162,085	171,369
3.50%, 5/1/46	466,182	485,966
4.50%, 5/1/46	101,574	109,221
3.00%, 6/1/46	126,185	129,976
3.50%, 6/1/46	248,119	258,483
4.50%, 6/1/46	213,161	227,436
3.50%, 7/1/46	842,786	877,903
4.00%, 7/1/46	134,972	142,199
2.50%, 8/1/46	20,497	20,625
2.50%, 9/1/46	49,441	49,749
3.00%, 9/1/46	424,717	437,510
4.00%, 9/1/46	307,890	329,090
2.50%, 10/1/46	61,898	62,284
3.00%, 10/1/46	3,040,477	3,127,822
4.00%, 10/1/46	208,373	219,323
2.50%, 11/1/46	42,362	42,627
3.00%, 11/1/46	1,204,259	1,240,040
2.50%, 12/1/46	89,649	90,208
3.00%, 12/1/46	2,147,580	2,209,344
3.50%, 12/1/46	1,103,987	1,154,415
4.00%, 12/1/46	234,129	246,906
2.50%, 1/1/47	122,428	123,189
3.00%, 1/1/47	529,464	545,558
3.50%, 1/1/47	1,020,055	1,062,775
4.50%, 1/1/47	249,879	264,874
5.50%, 1/1/47	517,691	584,443
3.00%, 2/1/47	1,465,451	1,506,583
3.50%, 2/1/47	407,821	423,838
3.50%, 3/1/47	607,651	630,930
4.00%, 3/1/47	256,535	269,428
4.50%, 3/1/47	161,143	170,837
3.00%, 4/1/47	837,175	860,547

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
4.00%, 4/1/47	$482,126	$505,976
4.50%, 4/1/47	422,442	447,600
3.50%, 5/1/47	276,585	287,246
4.00%, 5/1/47	993,861	1,047,817
4.50%, 5/1/47	668,174	723,121
3.50%, 6/1/47	359,328	372,948
4.00%, 6/1/47	257,436	270,099
3.50%, 7/1/47	1,493,429	1,565,280
4.00%, 7/1/47	558,936	584,305
4.50%, 7/1/47	493,851	523,784
5.00%, 7/1/47	463,104	514,929
3.50%, 8/1/47	596,073	619,766
4.00%, 8/1/47	379,518	397,684
3.00%, 9/1/47	199,654	205,094
4.00%, 9/1/47	1,119,579	1,175,135
4.50%, 9/1/47	495,727	524,681
3.50%, 10/1/47	282,030	292,767
4.00%, 10/1/47	126,379	132,209
4.50%, 10/1/47	514,552	544,464
3.50%, 11/1/47	430,333	445,787
4.50%, 11/1/47	686,379	726,256
3.00%, 12/1/47	758,149	778,579
3.50%, 12/1/47	669,796	692,767
4.00%, 12/1/47	941,830	983,197
3.50%, 1/1/48	655,266	678,800
3.50%, 2/1/48	88,868	91,961
3.50%, 5/1/48	862,732	892,067
3.50%, 6/1/48	358,181	369,768
4.00%, 6/1/48	465,798	484,046
4.50%, 6/1/48	906,076	957,842
4.00%, 7/1/48	3,017,039	3,138,671
4.50%, 7/1/48	338,293	358,595
3.50%, 8/1/48	2,224,170	2,297,436
4.00%, 8/1/48	1,128,399	1,176,701
3.00%, 9/1/48	567,668	583,928
3.50%, 9/1/48	1,072,782	1,107,071
4.00%, 9/1/48	5,667,979	5,907,801
4.00%, 10/1/48	990,614	1,029,516
4.50%, 10/1/48	375,134	396,851
3.00%, 11/1/48	94,595	96,977
3.50%, 11/1/48	3,698,579	3,819,370
3.50%, 12/1/48	1,288,111	1,328,718
4.00%, 12/1/48	1,217,176	1,264,443
4.50%, 12/1/48	921,193	970,715
5.00%, 12/1/48	159,128	169,706
4.00%, 1/1/49	4,619,367	4,801,965
4.50%, 1/1/49	1,747,878	1,844,803
3.50%, 2/1/49	1,297,144	1,333,714
4.00%, 2/1/49	2,631,558	2,729,263
4.50%, 2/1/49	729,899	767,701
5.00%, 2/1/49	845,587	901,567
4.00%, 3/1/49	2,550,483	2,647,233
4.50%, 3/1/49	622,670	655,943
5.00%, 3/1/49	61,988	66,350
3.00%, 4/1/49	443,348	452,221
3.50%, 4/1/49	2,692,977	2,771,170
4.00%, 4/1/49	1,667,598	1,731,452
4.50%, 4/1/49	563,322	593,469
3.00%, 5/1/49	489,978	499,783
3.50%, 5/1/49	5,561,278	5,720,974
4.00%, 5/1/49	1,203,070	1,248,259
4.50%, 5/1/49	958,517	1,010,658
5.00%, 5/1/49	451,885	483,933
3.00%, 6/1/49	1,974,490	2,014,004
3.50%, 6/1/49	6,430,671	6,622,875
4.00%, 6/1/49	813,084	845,959
4.50%, 6/1/49	1,449,756	1,530,590
3.50%, 7/1/49	1,923,283	1,981,243
3.00%, 8/1/49	3,985,647	4,065,619
3.00%, 9/1/49(a)	2,305,000	2,350,740
3.50%, 9/1/49(a)	550,000	565,340
5.00%, 9/1/49(a)	500,000	533,984
5.50%, 9/1/49(a)	500,000	540,566

Total Federal National Mortgage Association		146,625,386

Tennessee Valley Authority – 0.1%
5.88%, 4/1/36	96,000	141,848
5.25%, 9/15/39	240,000	346,636
4.63%, 9/15/60	250,000	377,227
4.25%, 9/15/65	300,000	430,974

Total Tennessee Valley Authority		1,296,685
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $194,390,160)		198,178,912

U.S. GOVERNMENT OBLIGATIONS – 19.7%

U.S. Treasury Bonds – 6.4%

U.S. Treasury Bond
8.75%, 8/15/20	55,000	58,580
7.88%, 2/15/21	900,000	979,805
8.13%, 5/15/21	750,000	831,885
8.13%, 8/15/21	500,000	562,910
8.00%, 11/15/21	750,000	854,268
7.25%, 8/15/22	700,000	816,881
7.13%, 2/15/23	55,000	65,526
6.25%, 8/15/23	175,000	207,460
7.50%, 11/15/24	175,000	228,354
6.88%, 8/15/25	500,000	654,990
6.75%, 8/15/26	250,000	337,671
6.50%, 11/15/26	55,000	73,947
5.50%, 8/15/28	400,000	534,312
4.50%, 2/15/36	175,000	245,984
4.50%, 5/15/38	365,000	525,721
3.50%, 2/15/39	1,055,000	1,352,275
4.25%, 5/15/39	1,650,000	2,324,631
4.38%, 11/15/39	1,225,000	1,757,995
4.63%, 2/15/40	1,350,000	2,000,505
4.38%, 5/15/40	1,375,000	1,980,027
3.88%, 8/15/40	100,000	135,430
4.25%, 11/15/40	1,000,000	1,421,270
3.75%, 8/15/41	1,700,000	2,271,492
3.13%, 11/15/41	1,250,000	1,529,077
3.13%, 2/15/42	1,250,000	1,530,981
2.75%, 8/15/42	1,600,000	1,847,187
2.75%, 11/15/42	700,000	807,857
3.13%, 2/15/43	1,000,000	1,226,270
2.88%, 5/15/43	1,000,000	1,179,512

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.63%, 8/15/43	$250,000	$331,528
3.63%, 2/15/44	1,500,000	1,994,736
3.38%, 5/15/44	500,000	640,879
2.50%, 5/15/46	1,000,000	1,111,582
2.25%, 8/15/46	1,575,000	1,667,993
2.88%, 11/15/46	1,850,000	2,207,498
3.00%, 2/15/47	1,400,000	1,710,543
3.00%, 5/15/47	2,075,000	2,536,404
2.75%, 8/15/47	2,075,000	2,424,751
2.75%, 11/15/47	1,475,000	1,725,203
3.00%, 2/15/48	1,625,000	1,991,958
3.13%, 5/15/48	2,175,000	2,728,266
3.00%, 8/15/48	2,375,000	2,916,333
3.38%, 11/15/48	1,700,000	2,235,965
3.00%, 2/15/49	1,500,000	1,847,725

Total U.S. Treasury Bonds		56,414,167

U.S. Treasury Notes – 13.3%

U.S. Treasury Note
1.50%, 7/15/20	1,350,000	1,346,361
1.63%, 7/31/20	200,000	199,668
2.00%, 7/31/20	1,000,000	1,001,738
2.63%, 7/31/20	520,000	523,748
1.50%, 8/15/20	685,000	683,167
2.63%, 8/15/20	100,000	100,768
1.38%, 8/31/20	400,000	398,414
2.13%, 8/31/20	630,000	632,104
2.63%, 8/31/20	800,000	806,485
1.38%, 9/15/20	835,000	831,885
1.38%, 9/30/20	750,000	746,924
2.00%, 9/30/20	1,000,000	1,002,500
1.63%, 10/15/20	710,000	709,196
1.38%, 10/31/20	525,000	522,877
1.75%, 10/31/20	1,000,000	1,000,273
1.75%, 11/15/20	750,000	750,381
2.63%, 11/15/20	1,000,000	1,010,801
2.50%, 12/31/20	1,000,000	1,010,781
2.13%, 1/31/21	1,140,000	1,147,459
3.63%, 2/15/21	1,000,000	1,028,437
1.13%, 2/28/21	750,000	744,478
2.00%, 2/28/21	1,410,000	1,418,014
1.25%, 3/31/21	350,000	348,059
2.25%, 3/31/21	300,000	302,965
2.25%, 4/30/21	1,595,000	1,612,041
1.38%, 5/31/21	1,000,000	996,621
2.00%, 5/31/21	1,000,000	1,007,383
1.13%, 6/30/21	1,250,000	1,240,259
2.13%, 6/30/21	1,000,000	1,010,332
2.63%, 7/15/21	1,500,000	1,529,502
1.13%, 7/31/21	2,300,000	2,281,852
2.13%, 8/15/21	1,260,000	1,274,224
2.75%, 8/15/21	1,000,000	1,023,203
1.13%, 8/31/21	2,700,000	2,679,117
1.50%, 8/31/21	3,500,000	3,499,727
2.00%, 8/31/21	1,000,000	1,009,375
2.75%, 9/15/21	1,500,000	1,537,295
1.13%, 9/30/21	3,400,000	3,372,642
2.13%, 9/30/21	1,000,000	1,012,520
1.25%, 10/31/21	1,800,000	1,790,262
2.00%, 10/31/21	2,200,000	2,223,203
2.00%, 11/15/21	2,000,000	2,022,344
1.75%, 11/30/21	2,600,000	2,615,082
1.88%, 11/30/21	1,500,000	1,512,832
2.63%, 12/15/21	750,000	769,380
2.00%, 12/31/21	3,200,000	3,237,313
2.13%, 12/31/21	1,800,000	1,826,508
1.50%, 1/31/22	1,460,000	1,461,312
1.88%, 1/31/22	2,400,000	2,422,453
2.00%, 2/15/22	1,225,000	1,241,174
1.75%, 2/28/22	1,800,000	1,812,867
1.88%, 3/31/22	1,000,000	1,010,566
1.88%, 4/30/22	1,000,000	1,010,938
1.75%, 6/15/22	3,550,000	3,581,062
1.75%, 6/30/22	1,250,000	1,261,157
1.88%, 7/31/22	1,250,000	1,265,576
2.00%, 7/31/22	260,000	264,255
1.63%, 8/15/22	1,000,000	1,005,742
1.63%, 8/31/22	500,000	502,803
1.88%, 9/30/22	380,000	385,203
1.88%, 10/31/22	3,325,000	3,371,368
2.00%, 10/31/22	300,000	305,285
1.63%, 11/15/22	1,385,000	1,393,737
2.00%, 11/30/22	750,000	763,550
2.13%, 12/31/22	1,000,000	1,022,813
1.75%, 1/31/23	300,000	303,246
2.00%, 2/15/23	780,000	795,143
1.50%, 2/28/23	750,000	752,021
1.50%, 3/31/23	750,000	752,344
1.63%, 4/30/23	700,000	705,113
2.75%, 4/30/23	600,000	628,254
1.75%, 5/15/23	900,000	910,758
1.63%, 5/31/23	750,000	755,596
1.38%, 6/30/23	320,000	319,438
1.25%, 7/31/23	680,000	675,498
2.50%, 8/15/23	700,000	729,107
1.38%, 8/31/23	380,000	379,392
2.75%, 8/31/23	625,000	657,043
1.38%, 9/30/23	500,000	499,180
2.88%, 9/30/23	710,000	750,811
1.63%, 10/31/23	375,000	378,164
2.75%, 11/15/23	750,000	790,635
2.13%, 11/30/23	400,000	411,641
2.25%, 12/31/23	810,000	838,287
2.63%, 12/31/23	750,000	787,866
2.25%, 1/31/24	750,000	776,616
2.50%, 1/31/24	250,000	261,523
2.75%, 2/15/24	635,000	671,500
2.38%, 2/29/24	3,500,000	3,647,108
2.13%, 3/31/24	1,750,000	1,804,858
2.00%, 4/30/24	170,000	174,482
2.25%, 4/30/24	1,000,000	1,037,695
2.50%, 5/15/24	500,000	524,697
2.00%, 5/31/24	1,750,000	1,797,954
2.00%, 6/30/24	800,000	821,875
1.75%, 7/31/24	1,000,000	1,016,738
1.88%, 8/31/24	500,000	511,152
2.13%, 9/30/24	800,000	827,672

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
2.13%, 11/30/24	$500,000	$517,744
2.75%, 2/28/25	510,000	545,571
2.88%, 4/30/25	590,000	636,013
2.13%, 5/15/25	750,000	778,433
2.88%, 5/31/25	605,000	652,726
2.00%, 8/15/25	500,000	515,811
2.25%, 11/15/25	100,000	104,760
3.13%, 11/15/28	190,000	216,348
2.88%, 5/15/49	2,000,000	2,409,570

Total U.S. Treasury Notes		116,502,744
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $163,852,713)		172,916,911

U.S. CORPORATE BONDS – 36.2%

United States – 36.2%

21st Century Fox America, Inc. 6.15%, 2/15/41	1,000	1,385

3M Co.
2.25%, 9/19/26	180,000	181,226
2.88%, 10/15/27	250,000	263,491

Abbott Laboratories
2.90%, 11/30/21	515,000	525,295
3.40%, 11/30/23	169,000	178,187
3.75%, 11/30/26	226,000	248,829
4.75%, 11/30/36	273,000	342,566
6.15%, 11/30/37	35,000	49,042
5.30%, 5/27/40	100,000	131,789

AbbVie, Inc.
2.90%, 11/6/22	285,000	290,480
3.20%, 11/6/22	50,000	51,285
2.85%, 5/14/23	385,000	392,712
3.60%, 5/14/25	410,000	427,799
3.20%, 5/14/26	447,000	457,915
4.50%, 5/14/35	275,000	300,232
4.30%, 5/14/36	50,000	53,400
4.40%, 11/6/42	540,000	572,777
4.70%, 5/14/45	205,000	223,476
4.45%, 5/14/46	200,000	211,962

Activision Blizzard, Inc.
3.40%, 9/15/26	189,000	199,407
4.50%, 6/15/47	205,000	239,910

Adobe, Inc. 3.25%, 2/1/25(b)	30,000	31,795

AEP Texas, Inc. 3.95%, 6/1/28	150,000	167,534

AEP Transmission Co. LLC 3.10%, 12/1/26	250,000	262,618

Aetna, Inc.
3.50%, 11/15/24	170,000	177,733
6.63%, 6/15/36	2,000	2,654
6.75%, 12/15/37	250,000	338,840
4.13%, 11/15/42	100,000	103,676
4.75%, 3/15/44	105,000	117,205
3.88%, 8/15/47	139,000	140,229

Aflac, Inc.
3.63%, 11/15/24	222,000	237,443
3.25%, 3/17/25	250,000	264,550

Air Lease Corp.
3.88%, 4/1/21	130,000	133,040
2.75%, 1/15/23	25,000	25,297
3.00%, 9/15/23	45,000	45,825
4.25%, 9/15/24	30,000	32,267
3.75%, 6/1/26	150,000	157,240
3.63%, 4/1/27	250,000	260,215
3.63%, 12/1/27	120,000	125,127
4.63%, 10/1/28	75,000	83,943

Aircastle Ltd. 4.40%, 9/25/23	107,000	113,131

Alexandria Real Estate Equities, Inc.
3.95%, 1/15/28	100,000	109,142
4.00%, 2/1/50	300,000	333,094

Allergan Finance LLC 3.25%, 10/1/22	20,000	20,463

Allergan Funding SCS
3.45%, 3/15/22	145,000	148,989
3.85%, 6/15/24	72,000	75,989
3.80%, 3/15/25	596,000	626,451
4.55%, 3/15/35	375,000	403,935
4.85%, 6/15/44	25,000	27,457
4.75%, 3/15/45	140,000	153,017

Allergan, Inc. 2.80%, 3/15/23	170,000	171,528

Allstate Corp. (The) 3.28%, 12/15/26	108,000	116,764

Altria Group, Inc.
3.49%, 2/14/22(b)	100,000	103,339
4.00%, 1/31/24	218,000	232,960
4.40%, 2/14/26	250,000	274,275
2.63%, 9/16/26	225,000	224,048
4.80%, 2/14/29	200,000	226,235
5.80%, 2/14/39	145,000	179,189
4.25%, 8/9/42(b)	100,000	103,274
5.38%, 1/31/44	267,000	316,251
3.88%, 9/16/46	205,000	201,660
5.95%, 2/14/49	222,000	285,411
6.20%, 2/14/59	285,000	366,966

Amazon.com, Inc.
3.80%, 12/5/24	300,000	327,705
5.20%, 12/3/25	114,000	134,624
3.15%, 8/22/27	830,000	892,502

Ameren Corp. 3.65%, 2/15/26	50,000	53,083

American Airlines Pass Through Trust
3.38%, 11/1/28, Series 2015-1, Class A	81,219	84,829
3.35%, 4/15/31, Series AA	23,647	24,713

American Campus Communities Operating Partnership L.P. 3.63%, 11/15/27	61,000	64,702

American Electric Power Co., Inc.
2.15%, 11/13/20	25,000	25,030
4.30%, 12/1/28, Series J	50,000	56,794

American Express Co.
2.20%, 10/30/20	340,000	340,685
3.00%, 10/30/24	310,000	321,892
3.13%, 5/20/26	250,000	262,776

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

American Express Credit Corp. 3.30%, 5/3/27	$325,000	$351,407

American Homes 4 Rent L.P. 4.25%, 2/15/28	230,000	250,011

American Honda Finance Corp.
2.65%, 2/12/21	183,000	184,643
2.90%, 2/16/24	150,000	155,640
2.40%, 6/27/24	85,000	86,552
3.50%, 2/15/28	365,000	398,128

American International Group, Inc.
3.30%, 3/1/21	25,000	25,425
4.13%, 2/15/24	64,000	69,009
3.75%, 7/10/25	80,000	85,258
3.90%, 4/1/26	418,000	448,986
4.20%, 4/1/28	330,000	364,074
3.88%, 1/15/35	193,000	205,140
4.50%, 7/16/44	120,000	137,284
4.80%, 7/10/45	352,000	419,643
4.75%, 4/1/48	55,000	65,628

American Tower Corp.
3.30%, 2/15/21	345,000	350,511
3.50%, 1/31/23	60,000	62,388
3.00%, 6/15/23	16,000	16,433
5.00%, 2/15/24	43,000	47,763
4.40%, 2/15/26	369,000	404,093
3.38%, 10/15/26	150,000	157,128
3.13%, 1/15/27	445,000	460,429
3.55%, 7/15/27	50,000	53,196

American Water Capital Corp.
3.85%, 3/1/24	413,000	440,717
3.40%, 3/1/25	40,000	42,181
2.95%, 9/1/27	35,000	36,344
3.75%, 9/1/28	118,000	130,275
4.30%, 9/1/45(b)	430,000	514,428
4.00%, 12/1/46	13,000	14,877
3.75%, 9/1/47	25,000	27,638
4.20%, 9/1/48	30,000	35,419

Ameriprise Financial, Inc.
3.70%, 10/15/24	160,000	172,306
2.88%, 9/15/26	170,000	176,190

AmerisourceBergen Corp. 3.45%, 12/15/27	75,000	78,180

Amgen, Inc.
3.45%, 10/1/20	110,000	111,702
1.85%, 8/19/21	10,000	9,974
3.88%, 11/15/21	139,000	143,784
2.65%, 5/11/22	275,000	279,278
3.63%, 5/15/22	150,000	155,485
2.25%, 8/19/23(b)	135,000	135,983
3.63%, 5/22/24	59,000	62,780
3.13%, 5/1/25	145,000	151,487
3.20%, 11/2/27(b)	200,000	210,718
5.15%, 11/15/41	175,000	214,902
4.40%, 5/1/45	295,000	336,130
4.56%, 6/15/48(b)	80,000	93,548
4.66%, 6/15/51	565,000	673,086

Amphenol Corp. 3.20%, 4/1/24	250,000	258,504

Anadarko Petroleum Corp.
5.55%, 3/15/26	235,000	266,321
6.45%, 9/15/36	205,000	258,287
7.95%, 6/15/39	100,000	139,418
6.60%, 3/15/46	271,000	359,012

Analog Devices, Inc.
2.95%, 1/12/21	150,000	151,498
2.88%, 6/1/23	28,000	28,640
3.13%, 12/5/23	91,000	93,933
3.50%, 12/5/26	640,000	675,023

Andeavor Logistics L.P.
5.25%, 1/15/25	355,000	373,401
5.20%, 12/1/47	25,000	27,056

Anthem, Inc.
3.70%, 8/15/21	50,000	51,324
3.13%, 5/15/22	80,000	81,977
3.50%, 8/15/24	40,000	41,967
3.35%, 12/1/24	250,000	261,668
3.65%, 12/1/27	275,000	292,183
4.63%, 5/15/42	160,000	182,571
4.65%, 1/15/43	110,000	125,488
4.65%, 8/15/44	200,000	230,644
4.55%, 3/1/48(b)	230,000	266,069

Aon Corp. 4.50%, 12/15/28	265,000	303,716

Aon PLC
3.50%, 6/14/24	10,000	10,584
3.88%, 12/15/25	175,000	189,903
4.60%, 6/14/44	100,000	117,370
4.75%, 5/15/45(b)	75,000	90,834

Apache Corp.
5.10%, 9/1/40	100,000	101,323
5.25%, 2/1/42	190,000	196,244
4.75%, 4/15/43	255,000	246,910
4.25%, 1/15/44	50,000	45,451
5.35%, 7/1/49	250,000	261,495

Apollo Investment Corp. 5.25%, 3/3/25	15,000	15,358

Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	106,154

Apple, Inc.
3.85%, 5/4/43	250,000	285,746
3.45%, 2/9/45	100,000	108,359
4.65%, 2/23/46	500,000	639,092
3.75%, 11/13/47	400,000	458,838

Aptiv Corp. 4.15%, 3/15/24	25,000	26,673

Aptiv PLC
4.35%, 3/15/29	75,000	82,127
4.40%, 10/1/46	20,000	20,131
5.40%, 3/15/49	125,000	142,804

Aqua America, Inc. 3.57%, 5/1/29	385,000	419,391

Arch Capital Finance LLC 4.01%, 12/15/26	290,000	319,501

Arch Capital Group US, Inc. 5.14%, 11/1/43	35,000	44,576

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Archer-Daniels-Midland Co. 2.50%, 8/11/26	$185,000	$189,830

Ares Capital Corp.
3.63%, 1/19/22	25,000	25,457
3.50%, 2/10/23	270,000	272,499

Arrow Electronics, Inc. 3.88%, 1/12/28	400,000	413,508

Assurant, Inc.
4.00%, 3/15/23	25,000	26,103
4.90%, 3/27/28	25,000	27,709

AT&T, Inc.
4.00%, 1/15/22	166,000	173,356
3.20%, 3/1/22	20,000	20,528
2.63%, 12/1/22	10,000	10,154
4.45%, 4/1/24	250,000	272,177
3.55%, 6/1/24	350,000	368,204
3.95%, 1/15/25	70,000	75,254
3.40%, 5/15/25	455,000	477,119
3.60%, 7/15/25	210,000	221,556
3.88%, 1/15/26	100,000	106,926
4.13%, 2/17/26	70,000	76,124
3.80%, 2/15/27	287,000	306,839
4.25%, 3/1/27	500,000	550,589
4.10%, 2/15/28	410,000	448,463
4.30%, 2/15/30	245,000	272,541
7.70%, 5/1/32	18,000	25,369
4.50%, 5/15/35	815,000	908,117
5.25%, 3/1/37	220,000	261,132
4.85%, 3/1/39(b)	430,000	495,240
6.10%, 7/15/40	50,000	63,694
6.00%, 8/15/40	150,000	188,382
6.38%, 3/1/41	175,000	229,043
5.15%, 3/15/42	324,000	377,916
4.30%, 12/15/42	182,000	191,898
5.35%, 12/15/43	103,000	119,634
4.80%, 6/15/44(b)	136,000	152,184
4.35%, 6/15/45	175,000	186,476
4.85%, 7/15/45	150,000	172,363
4.75%, 5/15/46	630,000	704,748
5.15%, 11/15/46	670,000	789,103
5.65%, 2/15/47	85,000	106,655
5.45%, 3/1/47(b)	280,000	342,384
4.50%, 3/9/48(b)	450,000	494,032
4.55%, 3/9/49	179,000	195,981
5.15%, 2/15/50	295,000	350,569
5.70%, 3/1/57	287,000	363,925

Athene Holding Ltd. 4.13%, 1/12/28	245,000	250,815

Autodesk, Inc.
4.38%, 6/15/25	25,000	26,960
3.50%, 6/15/27	165,000	172,929

AutoNation, Inc. 3.80%, 11/15/27	115,000	117,323

AutoZone, Inc.
2.88%, 1/15/23	33,000	33,756
3.13%, 7/15/23	50,000	51,458
3.25%, 4/15/25	73,000	75,819
3.75%, 6/1/27	305,000	329,225
3.75%, 4/18/29	175,000	189,182

AvalonBay Communities, Inc.
3.50%, 11/15/24	25,000	26,715
3.45%, 6/1/25	203,000	216,566
2.90%, 10/15/26	50,000	52,025
3.35%, 5/15/27	258,000	277,098
3.20%, 1/15/28	75,000	79,718
3.30%, 6/1/29	343,000	369,213

Avangrid, Inc.
3.15%, 12/1/24	50,000	51,781
3.80%, 6/1/29	150,000	163,695

Avery Dennison Corp. 4.88%, 12/6/28	25,000	28,518

AXA Equitable Holdings, Inc.
4.35%, 4/20/28	513,000	551,116
5.00%, 4/20/48	95,000	103,767

AXIS Specialty Finance LLC 3.90%, 7/15/29	200,000	211,426

AXIS Specialty Finance PLC 4.00%, 12/6/27	25,000	26,873

Baltimore Gas & Electric Co. 2.40%, 8/15/26	290,000	292,435

Bank of America Corp.
4.00%, 4/1/24(b)	108,000	116,852
3.86%, 7/23/24, (3.864% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.94% thereafter)(c)	125,000	132,789
4.20%, 8/26/24	199,000	214,791
3.95%, 4/21/25, Series L	623,000	665,525
3.88%, 8/1/25	48,000	52,409
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(c)	8,000	8,316
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(c)	500,000	524,509
4.45%, 3/3/26	50,000	55,047
4.25%, 10/22/26	50,000	54,619
3.56%, 4/23/27, (3.559% fixed rate until 4/23/26; 3-month U.S. dollar London Interbank Offered Rate + 1.06% thereafter)(c)	200,000	212,976
3.25%, 10/21/27	300,000	316,795
4.18%, 11/25/27, Series L	201,000	218,840
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.575% thereafter)(c)	100,000	108,442
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(c)	350,000	377,843
3.59%, 7/21/28, (3.593% fixed rate until 7/21/27; 3-month U.S. dollar London Interbank Offered Rate + 1.37% thereafter)(c)	475,000	508,084

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	$1,500,000	$1,588,106
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.07% thereafter)(c)	1,225,000	1,347,303
4.27%, 7/23/29, (4.271% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	740,000	835,665
3.97%, 2/7/30, (3.974% fixed rate until 2/7/29; 3-month U.S. dollar London Interbank Offered Rate + 1.21% thereafter)(c)	400,000	443,995
6.11%, 1/29/37	417,000	558,826
7.75%, 5/14/38	127,000	198,470

Bank One Corp.
7.63%, 10/15/26	517,000	678,900
8.00%, 4/29/27	1,000	1,356

BankUnited, Inc. 4.88%, 11/17/25	10,000	11,010

Baxalta, Inc.
4.00%, 6/23/25	335,000	363,227
5.25%, 6/23/45	60,000	79,043

Baxter International, Inc. 2.60%, 8/15/26	240,000	245,500

BB&T Corp.
2.75%, 4/1/22	500,000	509,042
3.75%, 12/6/23	91,000	97,166
2.85%, 10/26/24	303,000	312,908

Becton Dickinson and Co.
3.25%, 11/12/20	103,000	104,169
3.36%, 6/6/24	340,000	355,095
3.73%, 12/15/24	70,000	74,525
3.70%, 6/6/27	225,000	241,185
4.67%, 6/6/47	215,000	260,381

Berkshire Hathaway Energy Co.
3.25%, 4/15/28	20,000	21,277
8.48%, 9/15/28(b)	150,000	221,366

Berkshire Hathaway Finance Corp.
4.40%, 5/15/42	200,000	244,270
4.20%, 8/15/48	25,000	30,073
4.25%, 1/15/49	300,000	364,659

Berkshire Hathaway, Inc. 4.50%, 2/11/43	50,000	62,985

Best Buy Co., Inc. 4.45%, 10/1/28	60,000	65,516

BGC Partners, Inc. 5.38%, 7/24/23	150,000	161,686

Biogen, Inc.
2.90%, 9/15/20	50,000	50,312
5.20%, 9/15/45	152,000	183,363

Black Hills Corp.
4.25%, 11/30/23	26,000	27,825
4.35%, 5/1/33	30,000	34,864
4.20%, 9/15/46	110,000	123,290

Block Financial LLC
4.13%, 10/1/20	285,000	289,751
5.25%, 10/1/25	22,000	24,001

Boardwalk Pipelines L.P.
4.95%, 12/15/24	100,000	107,570
4.45%, 7/15/27	100,000	104,153

Boeing Co. (The)
2.80%, 3/1/23	140,000	143,524
2.85%, 10/30/24(b)	235,000	242,767
2.60%, 10/30/25	175,000	179,222
2.25%, 6/15/26	50,000	50,118
2.80%, 3/1/27(b)	275,000	283,962

Booking Holdings, Inc.
3.60%, 6/1/26	315,000	337,628
3.55%, 3/15/28	90,000	97,559

BorgWarner, Inc. 4.38%, 3/15/45	33,000	35,194

Boston Properties L.P.
4.13%, 5/15/21	180,000	185,563
3.13%, 9/1/23	23,000	23,878
3.80%, 2/1/24	50,000	53,198
3.20%, 1/15/25	8,000	8,329
3.65%, 2/1/26	180,000	191,789
2.75%, 10/1/26	65,000	66,089
4.50%, 12/1/28	450,000	520,152

Boston Scientific Corp.
3.45%, 3/1/24	225,000	236,566
3.85%, 5/15/25	300,000	324,417
3.75%, 3/1/26	170,000	182,652
7.00%, 11/15/35	165,000	233,083
7.38%, 1/15/40	2,000	3,080
4.70%, 3/1/49	200,000	248,330

BP Capital Markets America, Inc.
3.22%, 11/28/23	193,000	201,396
3.22%, 4/14/24	25,000	26,149
3.12%, 5/4/26	125,000	131,104
3.02%, 1/16/27	350,000	365,243
3.59%, 4/14/27	135,000	145,158
4.23%, 11/6/28	100,000	114,007

Branch Banking & Trust Co. 3.63%, 9/16/25	250,000	266,399

Brighthouse Financial, Inc.
3.70%, 6/22/27	210,000	207,456
4.70%, 6/22/47	131,000	118,149

Bristol-Myers Squibb Co.
2.60%, 5/16/22(d)	245,000	249,693
3.25%, 11/1/23	196,000	206,798

Brixmor Operating Partnership L.P.
3.25%, 9/15/23	190,000	195,711
3.65%, 6/15/24	150,000	156,784
4.13%, 6/15/26	30,000	31,997

Broadcom Corp.
3.00%, 1/15/22	590,000	595,296
3.63%, 1/15/24	385,000	393,124
3.88%, 1/15/27	1,040,000	1,041,417
3.50%, 1/15/28	320,000	310,427

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	25,000	26,154

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Brown & Brown, Inc. 4.20%, 9/15/24	$20,000	$21,363

Buckeye Partners L.P.
4.15%, 7/1/23	54,000	53,949
3.95%, 12/1/26	55,000	49,000
5.60%, 10/15/44	100,000	84,794

Bunge Ltd. Finance Corp.
3.25%, 8/15/26	562,000	561,673
3.75%, 9/25/27	67,000	69,177

Burlington Northern Santa Fe LLC
3.75%, 4/1/24	75,000	80,289
3.00%, 4/1/25	71,000	74,287
3.65%, 9/1/25	120,000	130,558
3.25%, 6/15/27(b)	40,000	42,834

CA, Inc.
3.60%, 8/15/22	139,000	141,757
4.70%, 3/15/27	55,000	57,871

Campbell Soup Co.
3.30%, 3/19/25	20,000	20,516
3.80%, 8/2/42	47,000	45,258
4.80%, 3/15/48(b)	350,000	394,553

Capital One Financial Corp.
4.75%, 7/15/21	224,000	234,240
3.05%, 3/9/22	25,000	25,584
3.20%, 1/30/23	380,000	391,392
3.50%, 6/15/23	32,000	33,439
3.30%, 10/30/24	70,000	72,639
3.20%, 2/5/25	20,000	20,637
4.20%, 10/29/25	329,000	351,988
3.75%, 3/9/27	255,000	270,306
3.80%, 1/31/28	56,000	59,862

Cardinal Health, Inc.
3.08%, 6/15/24	250,000	253,592
3.41%, 6/15/27	184,000	186,367
4.50%, 11/15/44	98,000	94,012
4.37%, 6/15/47	155,000	149,690

Carlisle Cos., Inc.
3.50%, 12/1/24	100,000	104,087
3.75%, 12/1/27	25,000	26,428

Carnival Corp. 3.95%, 10/15/20	230,000	234,288

Caterpillar Financial Services Corp.
1.85%, 9/4/20	145,000	145,021
3.30%, 6/9/24	40,000	42,355
2.40%, 8/9/26	190,000	194,483

Caterpillar, Inc.
3.90%, 5/27/21	300,000	310,982
3.40%, 5/15/24	111,000	118,245

CBRE Services, Inc. 4.88%, 3/1/26	153,000	170,219

CBS Corp.
2.50%, 2/15/23	1,000,000	1,008,497
3.50%, 1/15/25	35,000	36,509
4.00%, 1/15/26	170,000	182,295
2.90%, 1/15/27	92,000	92,451
3.38%, 2/15/28	160,000	164,646
3.70%, 6/1/28	134,000	142,081
7.88%, 7/30/30	47,000	66,575
4.85%, 7/1/42	45,000	51,791
4.90%, 8/15/44	275,000	320,321
4.60%, 1/15/45(b)	90,000	101,900

Celanese US Holdings LLC 3.50%, 5/8/24	250,000	260,526

Celgene Corp.
3.63%, 5/15/24	358,000	379,423
3.88%, 8/15/25	340,000	369,000
3.90%, 2/20/28	400,000	444,637
5.00%, 8/15/45	104,000	132,073
4.35%, 11/15/47	40,000	48,165
4.55%, 2/20/48	210,000	256,772

CenterPoint Energy Houston Electric LLC
2.40%, 9/1/26, Series Z	90,000	90,558
3.00%, 2/1/27, Series AA	200,000	210,476

CenterPoint Energy Resources Corp.
3.55%, 4/1/23	15,000	15,653
4.00%, 4/1/28	220,000	239,887

CenterPoint Energy, Inc. 4.25%, 11/1/28	40,000	44,496

Charles Schwab Corp. (The)
3.20%, 1/25/28	250,000	266,089
3.25%, 5/22/29	600,000	644,910

Charter Communications Operating LLC
4.46%, 7/23/22	230,000	242,792
4.91%, 7/23/25	450,000	497,634
4.20%, 3/15/28	150,000	159,742
6.38%, 10/23/35	550,000	672,137
5.38%, 4/1/38	100,000	112,940
6.48%, 10/23/45	235,000	290,908
5.38%, 5/1/47	420,000	467,039
5.75%, 4/1/48	175,000	204,092
5.13%, 7/1/49	250,000	274,049

Chubb INA Holdings, Inc.
3.15%, 3/15/25	241,000	254,939
3.35%, 5/3/26	180,000	193,249

Church & Dwight Co., Inc.
2.45%, 8/1/22(b)	100,000	101,065
3.15%, 8/1/27	360,000	376,569

Cigna Corp.
4.13%, 11/15/25	140,000	152,407
4.38%, 10/15/28	485,000	542,638
4.80%, 8/15/38(b)	400,000	463,193
4.90%, 12/15/48	170,000	201,409

Cigna Holding Co.
3.05%, 10/15/27	500,000	510,974
3.88%, 10/15/47	296,000	303,843

Cimarex Energy Co.
4.38%, 6/1/24	63,000	66,467
3.90%, 5/15/27	250,000	255,960

Cisco Systems, Inc.
2.20%, 2/28/21	370,000	372,543
3.63%, 3/4/24	272,000	293,871
2.95%, 2/28/26	225,000	239,432
2.50%, 9/20/26	40,000	41,534

Citibank NA 3.40%, 7/23/21	262,000	268,526

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Citigroup, Inc.
2.65%, 10/26/20	$25,000	$25,154
4.05%, 7/30/22	172,000	180,448
3.50%, 5/15/23	65,000	67,659
4.04%, 6/1/24, (4.044% fixed rate until 6/1/23; 3-month U.S. dollar London Interbank Offered Rate + 1.023% thereafter)(c)	200,000	213,003
4.00%, 8/5/24	25,000	26,733
3.88%, 3/26/25	100,000	105,685
3.30%, 4/27/25(b)	40,000	42,333
4.40%, 6/10/25	77,000	83,688
5.50%, 9/13/25	200,000	229,358
4.60%, 3/9/26	25,000	27,530
3.40%, 5/1/26	100,000	105,845
3.20%, 10/21/26	555,000	579,534
4.45%, 9/29/27	450,000	495,517
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month U.S. dollar London Interbank Offered Rate + 1.563% thereafter)(c)	520,000	564,413
6.63%, 1/15/28	150,000	191,171
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.39% thereafter)(c)	536,000	574,953
4.13%, 7/25/28	354,000	386,344
3.52%, 10/27/28, (3.520% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)	797,000	845,272
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(c)	185,000	205,183
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(c)	500,000	552,254
6.00%, 10/31/33	50,000	63,676
6.68%, 9/13/43	150,000	222,601
5.30%, 5/6/44	50,000	63,906
4.75%, 5/18/46	236,000	286,251

Citizens Bank NA 2.55%, 5/13/21	500,000	503,822

Citrix Systems, Inc. 4.50%, 12/1/27	25,000	26,961

Cleco Corporate Holdings LLC 3.74%, 5/1/26	64,000	66,807

Clorox Co. (The) 3.10%, 10/1/27	240,000	253,828

CMS Energy Corp.
3.00%, 5/15/26	250,000	257,530
3.45%, 8/15/27	350,000	372,401

CNA Financial Corp. 5.75%, 8/15/21	2,000	2,133

CNOOC Finance 2015 USA LLC 4.38%, 5/2/28	340,000	382,759

Coca-Cola Co. (The)
2.20%, 5/25/22	100,000	101,222
3.20%, 11/1/23	220,000	232,933
2.25%, 9/1/26	392,000	401,379
2.90%, 5/25/27(b)	150,000	160,064

Colgate-Palmolive Co. 3.70%, 8/1/47(b)	200,000	237,472

Columbia Pipeline Group, Inc. 4.50%, 6/1/25	48,000	52,112

Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/25	150,000	157,298

Comcast Corp.
3.00%, 2/1/24	1,050,000	1,092,416
3.38%, 2/15/25	25,000	26,483
3.38%, 8/15/25	261,000	277,706
3.15%, 3/1/26	316,000	333,537
2.35%, 1/15/27	850,000	854,656
3.30%, 2/1/27	95,000	101,197
3.15%, 2/15/28	230,000	242,482

Conagra Brands, Inc.
7.00%, 10/1/28	23,000	29,120
4.85%, 11/1/28	95,000	108,883

Concho Resources, Inc.
4.38%, 1/15/25	258,000	267,649
3.75%, 10/1/27	100,000	104,156
4.30%, 8/15/28	55,000	59,900
4.88%, 10/1/47	290,000	337,251
4.85%, 8/15/48	40,000	46,536

Connecticut Light & Power Co. (The) 3.20%, 3/15/27, Series A	100,000	106,194

ConocoPhillips Co. 4.95%, 3/15/26	260,000	302,080

Constellation Brands, Inc.
4.75%, 11/15/24	25,000	27,862
3.70%, 12/6/26	663,000	711,945
4.50%, 5/9/47	270,000	308,575
4.10%, 2/15/48(b)	200,000	216,483

Continental Airlines Pass Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	39,796	42,251

Continental Resources, Inc.
4.50%, 4/15/23	114,000	118,125
4.90%, 6/1/44	70,000	70,582

Corning, Inc.
2.90%, 5/15/22	9,000	9,191
5.75%, 8/15/40	100,000	127,128
4.75%, 3/15/42	200,000	233,977

Costco Wholesale Corp.
2.75%, 5/18/24	128,000	133,025
3.00%, 5/18/27(b)	80,000	85,380

Crown Castle International Corp.
4.88%, 4/15/22	83,000	88,582
3.20%, 9/1/24	20,000	20,708
4.45%, 2/15/26	100,000	110,485
3.70%, 6/15/26	80,000	85,087
4.00%, 3/1/27	295,000	319,442
3.65%, 9/1/27	537,000	570,321

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
4.30%, 2/15/29	$250,000	$280,054
5.20%, 2/15/49	25,000	31,717

CSX Corp.
4.25%, 6/1/21	38,000	39,188
3.40%, 8/1/24	25,000	26,520
3.35%, 11/1/25	44,000	46,764
3.25%, 6/1/27	265,000	281,519
3.80%, 3/1/28	557,000	613,527
6.15%, 5/1/37	150,000	201,918
5.50%, 4/15/41	25,000	31,843
4.75%, 5/30/42	117,000	140,820
4.10%, 3/15/44	110,000	122,891
3.80%, 11/1/46	380,000	407,594
4.30%, 3/1/48	130,000	151,361
4.50%, 8/1/54	102,000	121,501

CubeSmart L.P.
3.13%, 9/1/26	35,000	35,714
4.38%, 2/15/29	25,000	27,694

CVS Health Corp.
2.13%, 6/1/21	310,000	310,330
3.50%, 7/20/22	2,000	2,072
4.00%, 12/5/23	175,000	186,113
4.10%, 3/25/25	50,000	53,558
3.88%, 7/20/25	178,000	188,926
2.88%, 6/1/26	150,000	151,265
4.30%, 3/25/28(b)	1,447,000	1,579,226
4.88%, 7/20/35	445,000	508,826
4.78%, 3/25/38	425,000	476,205
5.13%, 7/20/45	325,000	378,225
5.05%, 3/25/48	800,000	933,246

Dell International LLC
4.42%, 6/15/21(d)	50,000	51,581
5.45%, 6/15/23(d)	283,000	307,743
6.02%, 6/15/26(d)	340,000	383,937
5.30%, 10/1/29(d)	350,000	379,570
8.10%, 7/15/36(d)	280,000	355,440
8.35%, 7/15/46(d)	365,000	480,036

Delta Air Lines, Inc.
2.60%, 12/4/20	130,000	130,451
4.38%, 4/19/28	45,000	48,695

Devon Energy Corp.
4.75%, 5/15/42	100,000	111,227
5.00%, 6/15/45	50,000	58,860

Digital Realty Trust L.P.
2.75%, 2/1/23	25,000	25,360
3.70%, 8/15/27	230,000	245,292

Dignity Health 5.27%, 11/1/64	10,000	12,684

Discover Bank
4.68%, 8/9/28, (4.682% fixed rate until 8/9/23; 5-year U.S. dollar Swap Rate + 1.730% thereafter)(c)	200,000	209,340
4.65%, 9/13/28	250,000	282,972

Discover Financial Services
3.95%, 11/6/24	71,000	75,724
3.75%, 3/4/25	210,000	221,208

Discovery Communications LLC
4.90%, 3/11/26	367,000	406,967
3.95%, 3/20/28	85,000	89,302
5.00%, 9/20/37	450,000	497,104
6.35%, 6/1/40	50,000	62,066
4.95%, 5/15/42	30,000	32,063
4.88%, 4/1/43	35,000	37,302
5.20%, 9/20/47	90,000	101,965

Dollar General Corp. 3.88%, 4/15/27	350,000	378,214

Dominion Energy Gas Holdings LLC
2.80%, 11/15/20	255,000	256,688
3.60%, 12/15/24	120,000	128,016

Dominion Energy South Carolina, Inc. 4.25%, 8/15/28	200,000	233,079

Dominion Energy, Inc.
2.00%, 8/15/21, Series C	25,000	24,906
3.90%, 10/1/25	40,000	43,148
4.25%, 6/1/28	75,000	83,638
5.25%, 8/1/33, Series F	45,000	55,610
7.00%, 6/15/38	25,000	35,713
4.90%, 8/1/41, Series C	35,000	42,041
4.70%, 12/1/44(b)	100,000	118,767
4.60%, 3/15/49, Series A	45,000	53,930
5.75%, 10/1/54, (5.75% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 3.057% thereafter)(c)	6,000	6,366

Dow Chemical Co. (The)
3.00%, 11/15/22	40,000	40,872
3.50%, 10/1/24	238,000	249,673
4.80%, 11/30/28(d)	100,000	114,561
7.38%, 11/1/29	336,000	449,423
5.25%, 11/15/41	30,000	34,686
4.38%, 11/15/42	225,000	237,280
4.63%, 10/1/44	80,000	88,121
4.80%, 5/15/49(d)	323,000	366,419

DPL, Inc. 4.35%, 4/15/29(d)	400,000	399,882

DTE Energy Co. 3.70%, 8/1/23, Series D	205,000	216,135

Duke Energy Carolinas LLC
2.95%, 12/1/26	120,000	125,810
3.95%, 11/15/28	200,000	226,916

Duke Energy Corp.
3.05%, 8/15/22	130,000	133,445
3.95%, 10/15/23	125,000	133,329
2.65%, 9/1/26	387,000	391,948
3.15%, 8/15/27	175,000	183,896
4.80%, 12/15/45	35,000	42,721
3.75%, 9/1/46	209,000	219,679
3.95%, 8/15/47(b)	250,000	274,263

Duke Energy Florida LLC 3.20%, 1/15/27	55,000	58,359

Duke Energy Progress LLC
3.25%, 8/15/25	40,000	42,541
3.70%, 9/1/28(b)	50,000	55,581
3.45%, 3/15/29	54,000	58,935

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Duke Realty L.P.
3.25%, 6/30/26	$15,000	$15,682
4.00%, 9/15/28	50,000	55,240

DuPont de Nemours, Inc.
4.49%, 11/15/25	655,000	727,676
4.73%, 11/15/28	235,000	271,902
5.42%, 11/15/48	100,000	128,959

DXC Technology Co.
4.25%, 4/15/24	323,000	342,294
4.75%, 4/15/27(b)	245,000	261,209

Eagle Materials, Inc. 4.50%, 8/1/26	300,000	310,532

Eastman Chemical Co.
3.60%, 8/15/22	50,000	51,615
3.80%, 3/15/25	278,000	292,109
4.50%, 12/1/28	40,000	44,383
4.65%, 10/15/44	100,000	109,305

Eaton Corp. 3.10%, 9/15/27	400,000	420,644

Eaton Vance Corp. 3.50%, 4/6/27	118,000	126,340

eBay, Inc.
3.80%, 3/9/22	214,000	222,255
2.75%, 1/30/23	30,000	30,597
3.45%, 8/1/24	37,000	38,944
3.60%, 6/5/27	365,000	384,487
4.00%, 7/15/42	160,000	158,661

Ecolab, Inc.
2.70%, 11/1/26	425,000	441,062
3.25%, 12/1/27	25,000	27,142

Edison International 4.13%, 3/15/28	45,000	46,997

Eli Lilly & Co.
2.75%, 6/1/25	220,000	229,121
3.38%, 3/15/29	350,000	384,696

Emerson Electric Co. 2.63%, 12/1/21	190,000	193,357

Enable Midstream Partners L.P.
3.90%, 5/15/24	78,000	80,249
4.40%, 3/15/27	35,000	35,844
4.95%, 5/15/28	170,000	180,566

Energy Transfer Operating L.P.
4.65%, 6/1/21	10,000	10,384
4.75%, 1/15/26	405,000	443,097
5.50%, 6/1/27	100,000	115,088
5.25%, 4/15/29	100,000	114,534
6.63%, 10/15/36	100,000	122,792
5.80%, 6/15/38, Series 20Y	146,000	170,247
7.50%, 7/1/38	40,000	52,672
6.05%, 6/1/41	42,000	48,341
6.50%, 2/1/42	283,000	344,331
5.95%, 10/1/43	71,000	82,163
5.15%, 3/15/45	55,000	58,513
6.13%, 12/15/45	305,000	363,159
5.30%, 4/15/47	25,000	27,213

Energy Transfer Partners L.P. 5.00%, 10/1/22	175,000	186,327

Entergy Corp. 2.95%, 9/1/26	320,000	326,763

Entergy Texas, Inc. 4.50%, 3/30/39	200,000	241,061

Enterprise Products Operating LLC
3.90%, 2/15/24	115,000	123,075
4.15%, 10/16/28	150,000	166,992
6.13%, 10/15/39	250,000	324,921
5.95%, 2/1/41	109,000	141,199
4.85%, 8/15/42	366,000	421,804
5.10%, 2/15/45	85,000	101,891
4.90%, 5/15/46	302,000	357,685
4.20%, 1/31/50	150,000	163,658
4.95%, 10/15/54	50,000	59,675
5.25%, 8/16/77, Series E, (5.25% fixed rate until 8/16/27; 3-month U.S. dollar London Interbank Offered Rate + 3.033% thereafter)(c)	433,000	428,246

EOG Resources, Inc.
2.63%, 3/15/23	180,000	184,046
4.15%, 1/15/26	100,000	111,652

EPR Properties
4.75%, 12/15/26	250,000	271,324
4.50%, 6/1/27	250,000	267,465

EQM Midstream Partners L.P.
4.00%, 8/1/24	200,000	197,374
5.50%, 7/15/28	306,000	310,170

EQT Corp. 3.90%, 10/1/27	101,000	88,302

Equifax, Inc. 2.30%, 6/1/21	80,000	79,919

ERP Operating L.P.
3.25%, 8/1/27	308,000	329,209
3.50%, 3/1/28	200,000	216,910

Essex Portfolio L.P.
3.25%, 5/1/23	185,000	191,165
4.00%, 3/1/29	100,000	110,676

Eversource Energy
2.75%, 3/15/22, Series K	282,000	286,758
2.90%, 10/1/24, Series L	89,000	91,914

Exelon Corp.
3.95%, 6/15/25	460,000	495,280
3.40%, 4/15/26	75,000	79,531
4.95%, 6/15/35	20,000	23,595
5.10%, 6/15/45	100,000	125,630
4.45%, 4/15/46	40,000	46,362

Exelon Generation Co. LLC
6.25%, 10/1/39	60,000	77,224
5.60%, 6/15/42	97,000	116,841

Expedia Group, Inc.
4.50%, 8/15/24	30,000	32,762
5.00%, 2/15/26	350,000	394,782

Express Scripts Holding Co.
4.75%, 11/15/21	16,000	16,858
3.05%, 11/30/22	85,000	87,123
3.00%, 7/15/23	80,000	81,873
4.50%, 2/25/26	110,000	121,716

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.40%, 3/1/27	$120,000	$125,030
6.13%, 11/15/41	21,000	27,153
4.80%, 7/15/46	375,000	432,734

Exxon Mobil Corp. 3.57%, 3/6/45	300,000	334,470

Federal Realty Investment Trust 3.20%, 6/15/29	300,000	315,600

FedEx Corp.
2.63%, 8/1/22	155,000	157,730
4.00%, 1/15/24	20,000	21,543
3.25%, 4/1/26	306,000	320,316
3.30%, 3/15/27	79,000	82,473
3.10%, 8/5/29	200,000	202,910
3.88%, 8/1/42	70,000	69,509
4.10%, 4/15/43	181,000	184,913
4.75%, 11/15/45	201,000	225,342
4.55%, 4/1/46	90,000	98,563
4.40%, 1/15/47	370,000	396,756
4.05%, 2/15/48	150,000	153,452

Fidelity National Financial, Inc. 4.50%, 8/15/28	220,000	239,377

Fidelity National Information Services, Inc.
5.00%, 10/15/25	466,000	532,962
3.00%, 8/15/26	70,000	72,598
4.50%, 8/15/46	25,000	29,413
4.75%, 5/15/48, Series 30Y	40,000	49,308

Fifth Third Bancorp
4.30%, 1/16/24	225,000	242,726
8.25%, 3/1/38	100,000	155,434

FirstEnergy Corp.
3.90%, 7/15/27, Series B	100,000	107,589
7.38%, 11/15/31, Series C	181,000	259,634
4.85%, 7/15/47, Series C	75,000	91,825

Fiserv, Inc. 4.20%, 10/1/28	187,000	210,261

Florida Power & Light Co.
4.05%, 6/1/42	35,000	41,281
3.99%, 3/1/49	188,000	225,100

Flowers Foods, Inc. 3.50%, 10/1/26(b)	8,000	8,299

Fluor Corp. 4.25%, 9/15/28	250,000	255,732

Ford Motor Co.
4.35%, 12/8/26	135,000	138,672
6.63%, 10/1/28	40,000	45,506
7.45%, 7/16/31	350,000	414,263
4.75%, 1/15/43	175,000	158,247
7.40%, 11/1/46	25,000	29,676
5.29%, 12/8/46	245,000	236,140

Ford Motor Credit Co. LLC
3.81%, 1/9/24	500,000	504,528
4.69%, 6/9/25	237,000	245,418
4.13%, 8/4/25	200,000	201,719
3.82%, 11/2/27(b)	200,000	194,545

Fortive Corp. 3.15%, 6/15/26	200,000	204,944

Fox Corp.
3.67%, 1/25/22(d)	100,000	103,693
4.03%, 1/25/24(d)	265,000	284,248
4.71%, 1/25/29(d)	33,000	38,225
5.48%, 1/25/39(d)	90,000	112,851
5.58%, 1/25/49(d)	140,000	182,580

Franklin Resources, Inc. 2.85%, 3/30/25	145,000	150,185

GATX Corp.
3.25%, 3/30/25	170,000	174,313
3.85%, 3/30/27	110,000	117,157
3.50%, 3/15/28	300,000	313,921
4.55%, 11/7/28	90,000	101,117
4.70%, 4/1/29	70,000	80,119

GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	290,000	294,000
4.42%, 11/15/35	870,000	886,067

General Dynamics Corp.
3.50%, 5/15/25	65,000	70,009
2.13%, 8/15/26(b)	318,000	320,083
2.63%, 11/15/27	50,000	51,958
3.75%, 5/15/28	100,000	112,820

General Electric Co.
4.38%, 9/16/20	142,000	144,470
4.65%, 10/17/21	170,000	176,124
6.75%, 3/15/32, Series A	215,000	263,795
6.15%, 8/7/37	60,000	71,070
5.88%, 1/14/38	475,000	549,271
6.88%, 1/10/39	385,000	491,254
4.13%, 10/9/42	50,000	48,018
4.50%, 3/11/44	250,000	253,059

General Mills, Inc.
3.65%, 2/15/24	2,000	2,110
3.20%, 2/10/27(b)	350,000	371,163
4.20%, 4/17/28	275,000	310,108
4.15%, 2/15/43	135,000	146,680
4.70%, 4/17/48(b)	45,000	53,340

General Motors Co.
4.00%, 4/1/25	39,000	40,328
4.20%, 10/1/27	100,000	103,183
6.60%, 4/1/36	275,000	319,701
5.15%, 4/1/38	500,000	519,309
6.25%, 10/2/43	100,000	112,582
5.20%, 4/1/45	75,000	76,587
6.75%, 4/1/46	175,000	208,530

General Motors Financial Co., Inc.
3.20%, 7/6/21	30,000	30,378
4.38%, 9/25/21	270,000	279,706
3.45%, 1/14/22	20,000	20,389
3.45%, 4/10/22	84,000	85,694
3.15%, 6/30/22(b)	330,000	334,647
4.00%, 1/15/25	253,000	260,551
4.35%, 4/9/25	50,000	52,413
4.30%, 7/13/25	421,000	439,030
5.25%, 3/1/26	60,000	65,604
4.00%, 10/6/26	100,000	102,643
4.35%, 1/17/27	385,000	399,210
3.85%, 1/5/28	111,000	111,686

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Genpact Luxembourg SARL 3.70%, 4/1/22	$130,000	$132,545

Georgia Power Co. 3.25%, 3/30/27	425,000	443,455

Georgia-Pacific LLC 8.00%, 1/15/24	30,000	37,257

Gilead Sciences, Inc.
3.70%, 4/1/24	400,000	425,247
3.50%, 2/1/25	250,000	266,665
3.65%, 3/1/26	260,000	279,770
2.95%, 3/1/27	300,000	311,759

Globe Life, Inc. 4.55%, 9/15/28	927,000	1,049,113

GLP Capital L.P. 5.38%, 4/15/26	105,000	115,517

Goldman Sachs Group, Inc. (The)
4.00%, 3/3/24	425,000	457,099
3.85%, 7/8/24	50,000	53,341
3.50%, 1/23/25	244,000	256,618
3.75%, 5/22/25	147,000	156,799
3.27%, 9/29/25, (3.272% fixed rate until 9/29/24; 3-month U.S. dollar London Interbank Offered Rate + 1.201% thereafter)(c)	40,000	41,642
4.25%, 10/21/25	276,000	297,898
3.75%, 2/25/26	125,000	133,428
3.50%, 11/16/26	500,000	523,976
5.95%, 1/15/27	150,000	179,651
3.85%, 1/26/27	620,000	661,754
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)	645,000	686,293
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(c)	850,000	914,018
6.75%, 10/1/37	790,000	1,083,445
5.15%, 5/22/45	225,000	273,400

Halliburton Co.
3.50%, 8/1/23	50,000	52,119
3.80%, 11/15/25	100,000	106,082
4.85%, 11/15/35	55,000	62,150
6.70%, 9/15/38	170,000	229,005
7.45%, 9/15/39	78,000	110,310
4.50%, 11/15/41	2,000	2,093
5.00%, 11/15/45	505,000	566,224

Hartford Financial Services Group, Inc. (The)
4.30%, 4/15/43	65,000	73,402
4.40%, 3/15/48	235,000	274,627

Hasbro, Inc.
3.50%, 9/15/27	200,000	204,138
6.35%, 3/15/40	156,000	187,257

HCA, Inc.
5.25%, 4/15/25	325,000	363,979
5.13%, 6/15/39	500,000	553,787
5.50%, 6/15/47	250,000	287,586
5.25%, 6/15/49	350,000	392,271

HCP, Inc.
4.25%, 11/15/23	20,000	21,501
4.20%, 3/1/24	15,000	16,232
3.88%, 8/15/24	50,000	53,771
3.40%, 2/1/25	59,000	61,629
4.00%, 6/1/25	85,000	91,087
3.25%, 7/15/26	350,000	362,342

Healthcare Realty Trust, Inc. 3.63%, 1/15/28	25,000	26,334

Hershey Co. (The) 2.30%, 8/15/26	85,000	86,426

Hess Corp.
4.30%, 4/1/27(b)	100,000	104,770
6.00%, 1/15/40	165,000	187,779
5.60%, 2/15/41	100,000	111,398
5.80%, 4/1/47	250,000	289,496

Hewlett Packard Enterprise Co.
3.60%, 10/15/20	265,000	268,890
4.90%, 10/15/25	380,000	421,077
6.20%, 10/15/35	50,000	58,270
6.35%, 10/15/45(b)	260,000	302,004

Hexcel Corp.
4.70%, 8/15/25	133,000	144,663
3.95%, 2/15/27	150,000	158,848

Highwoods Realty L.P.
4.13%, 3/15/28	25,000	26,967
4.20%, 4/15/29	100,000	108,420

Home Depot, Inc. (The)
3.25%, 3/1/22	230,000	238,991
3.35%, 9/15/25	255,000	273,919
3.00%, 4/1/26	155,000	164,439
2.80%, 9/14/27	575,000	602,937

Honeywell International, Inc. 2.50%, 11/1/26(b)	670,000	689,690

Hospitality Properties Trust
4.50%, 3/15/25	110,000	111,883
3.95%, 1/15/28	15,000	14,609
4.38%, 2/15/30	185,000	183,452

Host Hotels & Resorts L.P.
4.75%, 3/1/23, Series C	40,000	42,866
4.00%, 6/15/25, Series E	20,000	21,178

Hubbell, Inc.
3.63%, 11/15/22	25,000	26,008
3.15%, 8/15/27	8,000	8,169
3.50%, 2/15/28	96,000	100,228

Hudson Pacific Properties L.P.
3.95%, 11/1/27	175,000	187,068
4.65%, 4/1/29	185,000	208,052

Humana, Inc.
3.15%, 12/1/22	15,000	15,402
3.95%, 3/15/27	315,000	337,316
4.95%, 10/1/44	50,000	59,621

Huntington Bancshares, Inc. 4.00%, 5/15/25	237,000	256,240

Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	25,000	26,395

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Huntington National Bank (The) 3.55%, 10/6/23	$100,000	$105,642

Huntsman International LLC 4.50%, 5/1/29	375,000	399,702

IDEX Corp. 4.50%, 12/15/20	10,000	10,235

Illinois Tool Works, Inc.
3.38%, 9/15/21	200,000	204,913
3.50%, 3/1/24	35,000	37,077
2.65%, 11/15/26(b)	99,000	103,102

Ingersoll-Rand Global Holding Co., Ltd.
2.90%, 2/21/21	75,000	75,785
4.25%, 6/15/23	218,000	233,317
5.75%, 6/15/43	130,000	173,052

Ingersoll-Rand Luxembourg Finance S.A. 3.80%, 3/21/29	150,000	163,312

Ingredion, Inc. 3.20%, 10/1/26	109,000	112,025

Intel Corp.
1.70%, 5/19/21	205,000	204,494
2.35%, 5/11/22	297,000	300,972
2.88%, 5/11/24	70,000	73,129
3.70%, 7/29/25	178,000	194,320
2.60%, 5/19/26	100,000	103,447
3.15%, 5/11/27(b)	304,000	326,369

Intercontinental Exchange, Inc.
3.45%, 9/21/23	43,000	45,280
3.75%, 12/1/25(b)	136,000	148,004
3.10%, 9/15/27	90,000	95,583
3.75%, 9/21/28	358,000	398,597

International Business Machines Corp.
7.00%, 10/30/25	129,000	163,540
3.45%, 2/19/26	160,000	171,870
3.30%, 5/15/26	300,000	318,255
3.30%, 1/27/27	150,000	158,648
3.50%, 5/15/29	1,200,000	1,303,064

International Flavors & Fragrances, Inc.
4.38%, 6/1/47	177,000	182,935
5.00%, 9/26/48	50,000	56,444

International Lease Finance Corp.
8.25%, 12/15/20	10,000	10,734
8.63%, 1/15/22	30,000	34,194

International Paper Co.
3.80%, 1/15/26	155,000	166,136
3.00%, 2/15/27(b)	686,000	702,158
7.30%, 11/15/39	100,000	139,956
6.00%, 11/15/41	75,000	93,346
4.80%, 6/15/44	55,000	60,397
4.40%, 8/15/47	85,000	90,756
4.35%, 8/15/48	100,000	106,049

Interpublic Group of Cos., Inc. (The)
4.20%, 4/15/24	176,000	190,338
5.40%, 10/1/48	35,000	42,545

Interstate Power & Light Co.
6.25%, 7/15/39	10,000	13,762
3.70%, 9/15/46	200,000	220,250

Invesco Finance PLC 4.00%, 1/30/24	42,000	44,734

ITC Holdings Corp. 3.25%, 6/30/26	75,000	78,656

Jabil, Inc. 3.95%, 1/12/28	134,000	135,592

Jefferies Group LLC
6.88%, 4/15/21	70,000	74,683
4.85%, 1/15/27	153,000	163,791
4.15%, 1/23/30	279,000	282,619
6.25%, 1/15/36(b)	121,000	141,427
6.50%, 1/20/43	125,000	145,907

JM Smucker Co. (The)
4.25%, 3/15/35	150,000	163,773
4.38%, 3/15/45	5,000	5,433

John Deere Capital Corp.
3.45%, 3/13/25	135,000	145,318
3.05%, 1/6/28	25,000	26,600
2.80%, 7/18/29	300,000	312,118

Johnson & Johnson
3.40%, 1/15/38	650,000	712,400
3.75%, 3/3/47	100,000	116,995

Johnson Controls International PLC
3.90%, 2/14/26	10,000	10,789
4.63%, 7/2/44	180,000	201,000
5.13%, 9/14/45	11,000	13,158

JPMorgan Chase & Co.
2.40%, 6/7/21	350,000	352,256
3.88%, 2/1/24	147,000	158,162
3.63%, 5/13/24	50,000	53,502
3.88%, 9/10/24	25,000	26,748
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(c)	150,000	161,313
3.13%, 1/23/25	180,000	187,807
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(c)	140,000	146,405
3.90%, 7/15/25	50,000	54,343
3.30%, 4/1/26	520,000	548,650
3.20%, 6/15/26	245,000	256,968
2.95%, 10/1/26	53,000	55,013
4.13%, 12/15/26	439,000	483,884
3.96%, 1/29/27, (3.960% fixed rate until 1/29/26; 3-month U.S. dollar London Interbank Offered Rate + 1.245% thereafter)(c)	250,000	272,495
4.25%, 10/1/27	95,000	106,173
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.337% thereafter)(c)	715,000	778,433
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)	390,000	418,334

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)	$425,000	$455,717
4.01%, 4/23/29, (4.005% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.12% thereafter)(c)	582,000	647,023
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(c)	305,000	344,294
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.33% thereafter)(c)	400,000	460,188

Juniper Networks, Inc.
4.50%, 3/15/24(b)	25,000	27,210
5.95%, 3/15/41(b)	161,000	178,980

Kansas City Southern
4.30%, 5/15/43	19,000	21,302
4.70%, 5/1/48	125,000	153,480

Kellogg Co.
4.00%, 12/15/20	30,000	30,698
2.65%, 12/1/23	16,000	16,303
3.25%, 4/1/26	145,000	152,692
3.40%, 11/15/27	155,000	164,020
7.45%, 4/1/31, Series B	50,000	70,435
4.50%, 4/1/46	112,000	126,374

Kemper Corp. 4.35%, 2/15/25	125,000	133,162

Kennametal, Inc. 4.63%, 6/15/28	220,000	237,103

Kerr-McGee Corp.
6.95%, 7/1/24	72,000	85,193
7.88%, 9/15/31	69,000	95,152

Keurig Dr Pepper, Inc.
4.42%, 5/25/25	65,000	71,157
2.55%, 9/15/26	25,000	24,523
3.43%, 6/15/27	140,000	145,702
4.60%, 5/25/28	170,000	192,349
4.99%, 5/25/38	115,000	136,076
4.50%, 11/15/45	100,000	109,578
5.09%, 5/25/48	125,000	150,667

KeyCorp
4.15%, 10/29/25	241,000	265,116
4.10%, 4/30/28	240,000	270,600

Kilroy Realty L.P.
3.45%, 12/15/24	87,000	91,266
4.38%, 10/1/25	160,000	174,050
4.25%, 8/15/29	50,000	55,157

Kimberly-Clark Corp. 3.20%, 4/25/29	250,000	273,900

Kimco Realty Corp.
3.30%, 2/1/25	142,000	147,473
2.80%, 10/1/26	197,000	199,428
4.25%, 4/1/45	29,000	31,673
4.45%, 9/1/47	105,000	118,631

Kinder Morgan Energy Partners L.P.
3.50%, 3/1/21	30,000	30,466
3.50%, 9/1/23	25,000	25,995
7.30%, 8/15/33	1,000	1,357
6.95%, 1/15/38	90,000	119,642
6.50%, 9/1/39	90,000	115,572
6.55%, 9/15/40	500,000	636,467
6.38%, 3/1/41	8,000	10,076
5.63%, 9/1/41	250,000	291,795
5.00%, 3/1/43	328,000	361,901
5.40%, 9/1/44	75,000	86,660

Kinder Morgan, Inc.
6.50%, 9/15/20	5,000	5,209
4.30%, 6/1/25	169,000	183,540
4.30%, 3/1/28	500,000	548,120
7.75%, 1/15/32	150,000	210,897
5.30%, 12/1/34	100,000	116,613
5.55%, 6/1/45	231,000	277,513

Kirby Corp. 4.20%, 3/1/28	30,000	32,429

KLA Corp. 4.65%, 11/1/24	425,000	469,462

Kohl’s Corp.
4.25%, 7/17/25	85,000	89,623
5.55%, 7/17/45	155,000	161,827

Kraft Heinz Foods Co.
3.50%, 6/6/22	341,000	349,191
3.50%, 7/15/22	15,000	15,340
3.95%, 7/15/25	65,000	67,489
3.00%, 6/1/26	456,000	448,777
4.63%, 1/30/29	55,000	59,389
5.00%, 7/15/35	54,000	57,855
6.88%, 1/26/39	431,000	527,375
6.50%, 2/9/40	55,000	65,308
5.20%, 7/15/45	440,000	464,804

Kroger Co. (The)
2.80%, 8/1/22(b)	500,000	509,630
2.65%, 10/15/26	425,000	425,064
3.70%, 8/1/27	245,000	261,654
5.15%, 8/1/43	50,000	55,843
4.45%, 2/1/47	190,000	199,069
4.65%, 1/15/48	149,000	160,120

L3Harris Technologies, Inc.
4.95%, 2/15/21(d)	10,000	10,312
3.95%, 5/28/24(d)	5,000	5,345
3.83%, 4/27/25	300,000	321,925
4.40%, 6/15/28	55,000	62,268
4.40%, 6/15/28(d)	250,000	283,037
4.85%, 4/27/35	67,000	80,260
5.05%, 4/27/45	50,000	63,857

Laboratory Corp. of America Holdings
3.25%, 9/1/24	100,000	104,178
3.60%, 2/1/25	263,000	276,621
3.60%, 9/1/27(b)	225,000	240,362

Lam Research Corp.
3.80%, 3/15/25	88,000	94,279
3.75%, 3/15/26	50,000	53,613
4.00%, 3/15/29	175,000	194,369

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Lazard Group LLC 3.75%, 2/13/25	$35,000	$36,802

Lear Corp. 4.25%, 5/15/29	250,000	259,322

Leggett & Platt, Inc. 3.50%, 11/15/27	25,000	25,556

LG&E & KU Energy LLC 3.75%, 11/15/20	5,000	5,076

Liberty Property L.P. 4.38%, 2/1/29	60,000	67,411

LifeStorage L.P.
3.50%, 7/1/26	60,000	62,209
3.88%, 12/15/27	25,000	26,762

Lincoln National Corp. 4.35%, 3/1/48	53,000	59,644

Lockheed Martin Corp.
3.35%, 9/15/21	1,147,000	1,178,279
3.10%, 1/15/23	25,000	25,961

Loews Corp. 3.75%, 4/1/26	5,000	5,391

Lowe’s Cos., Inc.
3.12%, 4/15/22	250,000	256,390
3.38%, 9/15/25	260,000	274,472
2.50%, 4/15/26	25,000	25,194
3.10%, 5/3/27	234,000	244,625
3.70%, 4/15/46	190,000	194,227
4.05%, 5/3/47	235,000	255,646

LYB International Finance B.V.
4.00%, 7/15/23	45,000	47,937
5.25%, 7/15/43	200,000	231,377
4.88%, 3/15/44	270,000	299,482

LYB International Finance II B.V. 3.50%, 3/2/27	20,000	20,664

LyondellBasell Industries N.V. 5.75%, 4/15/24	200,000	226,946

Macy’s Retail Holdings, Inc.
2.88%, 2/15/23	30,000	29,504
3.63%, 6/1/24	87,000	86,099
4.50%, 12/15/34	23,000	21,160

Magellan Midstream Partners L.P.
5.15%, 10/15/43	2,000	2,403
4.20%, 10/3/47	150,000	160,870
4.85%, 2/1/49	185,000	218,315

Marathon Oil Corp.
2.80%, 11/1/22	30,000	30,285
3.85%, 6/1/25	130,000	135,377
4.40%, 7/15/27	115,000	123,935
6.60%, 10/1/37	175,000	220,333

Marathon Petroleum Corp.
6.50%, 3/1/41	100,000	127,373
4.75%, 9/15/44	40,000	43,172
4.50%, 4/1/48	25,000	26,649
5.00%, 9/15/54	95,000	102,220

Markel Corp.
3.50%, 11/1/27	100,000	103,624
5.00%, 4/5/46	165,000	196,706
4.30%, 11/1/47	85,000	92,663
5.00%, 5/20/49	250,000	302,438

Marriott International, Inc.
2.30%, 1/15/22	10,000	10,012
3.25%, 9/15/22	29,000	29,724
4.15%, 12/1/23, Series Z	29,000	31,094
3.13%, 6/15/26, Series R(b)	100,000	102,099

Marsh & McLennan Cos., Inc.
3.50%, 3/10/25	35,000	37,286
3.75%, 3/14/26	246,000	267,088

Martin Marietta Materials, Inc.
3.45%, 6/1/27	25,000	25,764
4.25%, 12/15/47	180,000	184,249

Mastercard, Inc. 3.38%, 4/1/24	141,000	150,655

McCormick & Co., Inc. 3.40%, 8/15/27	110,000	116,634

McDonald’s Corp.
3.35%, 4/1/23	35,000	36,700
3.38%, 5/26/25	155,000	165,082
3.70%, 1/30/26	228,000	247,588
3.80%, 4/1/28	710,000	787,035
4.70%, 12/9/35(b)	50,000	60,462
6.30%, 3/1/38	18,000	25,295
4.88%, 7/15/40	8,000	9,751
4.60%, 5/26/45	92,000	110,106
4.88%, 12/9/45	110,000	136,332
4.45%, 3/1/47	35,000	41,176
4.45%, 9/1/48	150,000	178,460

McKesson Corp.
3.80%, 3/15/24	40,000	42,048
4.88%, 3/15/44	100,000	112,610

Medtronic Global Holdings SCA 3.35%, 4/1/27	185,000	200,465

Medtronic, Inc. 3.50%, 3/15/25	672,000	725,753

Merck & Co., Inc.
2.75%, 2/10/25	345,000	359,313
3.40%, 3/7/29	500,000	550,813

Mercury General Corp. 4.40%, 3/15/27	160,000	169,416

MetLife, Inc.
3.60%, 4/10/24	250,000	266,550
6.40%, 12/15/66	100,000	116,841

Micron Technology, Inc. 5.33%, 2/6/29	115,000	127,405

Microsoft Corp.
4.20%, 11/3/35	50,000	60,273
4.10%, 2/6/37	300,000	362,801
4.88%, 12/15/43	25,000	33,896
3.75%, 2/12/45	20,000	23,541
4.25%, 2/6/47, Series 30Y	400,000	511,430
3.95%, 8/8/56	405,000	497,676

Mid-America Apartments L.P.
3.75%, 6/15/24	37,000	39,142
3.60%, 6/1/27	125,000	134,100
3.95%, 3/15/29	290,000	320,301

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

MidAmerican Energy Co.
3.50%, 10/15/24	$163,000	$174,370
3.10%, 5/1/27	200,000	213,001

Molson Coors Brewing Co.
3.00%, 7/15/26	157,000	159,021
5.00%, 5/1/42	100,000	111,273
4.20%, 7/15/46	170,000	173,640

Mondelez International, Inc.
4.00%, 2/1/24	90,000	96,543
3.63%, 2/13/26(b)	100,000	107,799
4.63%, 5/7/48	165,000	196,596

Morgan Stanley
4.88%, 11/1/22	210,000	225,986
3.88%, 4/29/24, Series F	100,000	107,363
3.70%, 10/23/24	179,000	191,305
4.00%, 7/23/25	64,000	69,373
5.00%, 11/24/25	262,000	295,787
3.88%, 1/27/26	633,000	684,876
4.35%, 9/8/26	250,000	273,899
3.63%, 1/20/27	1,027,000	1,099,468
3.95%, 4/23/27	440,000	471,231
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)	500,000	533,461
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)	292,000	316,654
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(b)(c)	450,000	512,936

Mosaic Co. (The)
4.25%, 11/15/23	100,000	105,671
4.05%, 11/15/27	277,000	289,219
4.88%, 11/15/41	68,000	69,142
5.63%, 11/15/43	38,000	42,284

Motorola Solutions, Inc.
4.00%, 9/1/24	262,000	278,947
4.60%, 2/23/28	50,000	54,242
5.50%, 9/1/44	100,000	108,422

MPLX L.P.
4.50%, 7/15/23	60,000	64,056
4.88%, 12/1/24	130,000	142,658
4.00%, 2/15/25	157,000	165,291
4.88%, 6/1/25	106,000	117,102
4.13%, 3/1/27	310,000	326,982
4.00%, 3/15/28	190,000	199,360
5.20%, 3/1/47(b)	150,000	163,555
4.70%, 4/15/48(b)	210,000	216,506
5.50%, 2/15/49	195,000	223,756
4.90%, 4/15/58	30,000	30,515

MUFG Americas Holdings Corp. 3.00%, 2/10/25	17,000	17,479

Mylan N.V.
3.15%, 6/15/21	92,000	93,080
3.95%, 6/15/26(b)	125,000	129,996
5.25%, 6/15/46	290,000	319,571

Mylan, Inc. 5.40%, 11/29/43	400,000	438,558

N.V. Energy, Inc. 6.25%, 11/15/20	35,000	36,595

Nasdaq, Inc. 4.25%, 6/1/24	154,000	167,826

National Fuel Gas Co.
3.95%, 9/15/27	150,000	154,664
4.75%, 9/1/28	515,000	559,907

National Grid USA 5.80%, 4/1/35	145,000	181,230

National Oilwell Varco, Inc. 3.95%, 12/1/42	80,000	71,914

National Retail Properties, Inc.
3.80%, 10/15/22	8,000	8,340
3.30%, 4/15/23	25,000	25,814
3.50%, 10/15/27	15,000	15,897

National Rural Utilities Cooperative Finance Corp.
2.95%, 2/7/24	130,000	134,852
2.85%, 1/27/25	155,000	160,758
3.40%, 2/7/28	100,000	108,568
3.70%, 3/15/29	167,000	187,257

NetApp, Inc. 3.30%, 9/29/24	25,000	25,470

Newell Brands, Inc.
3.85%, 4/1/23	25,000	25,754
4.20%, 4/1/26	400,000	415,327
5.50%, 4/1/46	45,000	48,868

Newmont Goldcorp Corp.
3.50%, 3/15/22	112,000	114,999
3.70%, 3/15/23	178,000	185,550
6.25%, 10/1/39	70,000	96,419
4.88%, 3/15/42	50,000	60,308
5.45%, 6/9/44	25,000	32,281

NextEra Energy Capital Holdings, Inc.
3.15%, 4/1/24	250,000	260,394
3.25%, 4/1/26	175,000	183,011
3.55%, 5/1/27	200,000	213,911
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(c)	33,000	33,086

NIKE, Inc. 2.38%, 11/1/26	160,000	164,713

NiSource, Inc.
3.49%, 5/15/27	200,000	212,227
5.95%, 6/15/41	2,000	2,676
5.25%, 2/15/43	98,000	121,353
5.65%, 2/1/45	219,000	290,483
3.95%, 3/30/48(b)	75,000	82,219

Noble Energy, Inc.
3.90%, 11/15/24	271,000	284,164
3.85%, 1/15/28	163,000	170,139
6.00%, 3/1/41	290,000	344,280
5.05%, 11/15/44	85,000	94,593
4.95%, 8/15/47	69,000	76,853

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Nordstrom, Inc.
4.00%, 3/15/27(b)	$20,000	$20,402
5.00%, 1/15/44	250,000	243,172

Norfolk Southern Corp.
3.25%, 12/1/21	410,000	419,059
2.90%, 6/15/26	23,000	23,813
3.15%, 6/1/27(b)	100,000	106,299
3.80%, 8/1/28	195,000	217,983
3.94%, 11/1/47	271,000	303,691
4.05%, 8/15/52	132,000	150,007
5.10%, 8/1/2118	200,000	256,580

Northern Trust Corp.
3.15%, 5/3/29	250,000	267,809
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; 3-month U.S. dollar London Interbank Offered Rate + 1.131% thereafter)(c)	30,000	31,260

Northrop Grumman Corp.
3.50%, 3/15/21	117,000	119,547
2.55%, 10/15/22	25,000	25,397
3.25%, 8/1/23	11,000	11,521
2.93%, 1/15/25	250,000	258,927
3.20%, 2/1/27	100,000	105,875
3.25%, 1/15/28	100,000	106,294
3.85%, 4/15/45	250,000	280,624
4.03%, 10/15/47	300,000	348,229

Northrop Grumman Systems Corp. 7.75%, 2/15/31	170,000	251,385

NSTAR Electric Co. 3.20%, 5/15/27	250,000	265,568

Nucor Corp. 6.40%, 12/1/37	27,000	38,243

O’Reilly Automotive, Inc.
4.88%, 1/14/21	70,000	72,061
4.35%, 6/1/28	35,000	39,291

Occidental Petroleum Corp.
3.50%, 6/15/25(b)	200,000	205,844
3.40%, 4/15/26	90,000	91,477
3.00%, 2/15/27	150,000	148,825

Office Properties Income Trust 4.25%, 5/15/24	50,000	51,031

Oglethorpe Power Corp.
5.38%, 11/1/40	15,000	18,991
5.25%, 9/1/50	195,000	253,837

Ohio Edison Co. 6.88%, 7/15/36	165,000	235,819

Oklahoma Gas & Electric Co. 3.80%, 8/15/28	135,000	148,854

Old Republic International Corp. 3.88%, 8/26/26	110,000	117,071

Omega Healthcare Investors, Inc.
4.95%, 4/1/24	300,000	323,165
4.50%, 4/1/27	330,000	353,573
4.75%, 1/15/28	60,000	65,378

Oncor Electric Delivery Co. LLC 2.95%, 4/1/25	169,000	176,249

ONEOK Partners L.P.
5.00%, 9/15/23	150,000	163,388
6.20%, 9/15/43	50,000	62,313

ONEOK, Inc.
4.00%, 7/13/27	630,000	663,133
4.55%, 7/15/28	357,000	390,107
4.95%, 7/13/47	100,000	108,147

Oracle Corp.
2.63%, 2/15/23	500,000	511,193
2.95%, 11/15/24	500,000	523,903
2.65%, 7/15/26	150,000	153,891
3.25%, 11/15/27	825,000	887,887

Oshkosh Corp. 4.60%, 5/15/28	32,000	34,791

Owens Corning
4.20%, 12/1/24	25,000	26,526
3.40%, 8/15/26	200,000	200,583
7.00%, 12/1/36	32,000	40,057

PacifiCorp 3.60%, 4/1/24	30,000	31,975

Packaging Corp. of America
2.45%, 12/15/20	50,000	50,072
3.65%, 9/15/24	42,000	44,148

Parker-Hannifin Corp.
3.25%, 3/1/27	100,000	104,864
3.25%, 6/14/29	250,000	263,127

Pentair Finance Sarl 4.50%, 7/1/29	583,000	615,922

PepsiCo, Inc.
3.60%, 3/1/24	100,000	107,485
2.75%, 4/30/25	145,000	151,828
3.00%, 10/15/27	650,000	697,652

Perrigo Finance Unlimited Co. 4.90%, 12/15/44	390,000	384,399

Pfizer, Inc.
2.20%, 12/15/21	500,000	504,559
2.75%, 6/3/26	100,000	104,351
3.00%, 12/15/26	175,000	185,277
3.45%, 3/15/29(b)	500,000	546,290

Philip Morris International, Inc.
2.63%, 2/18/22(b)	500,000	506,775
3.25%, 11/10/24	77,000	80,612
3.38%, 8/11/25	60,000	63,146
2.75%, 2/25/26	40,000	40,813
3.13%, 8/17/27	35,000	36,718
3.13%, 3/2/28(b)	73,000	75,160

Phillips 66
4.65%, 11/15/34	112,000	130,094
4.88%, 11/15/44	215,000	257,817

Phillips 66 Partners L.P.
3.75%, 3/1/28	245,000	256,074
4.90%, 10/1/46	100,000	113,725

Physicians Realty L.P. 3.95%, 1/15/28	25,000	26,451

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/29(b)	78,000	84,410

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Pioneer Natural Resources Co. 4.45%, 1/15/26	$50,000	$55,059

Plains All American Pipeline L.P.
3.65%, 6/1/22	40,000	41,125
3.60%, 11/1/24	85,000	87,373
4.65%, 10/15/25	240,000	257,519
4.50%, 12/15/26	320,000	343,305
4.70%, 6/15/44	47,000	47,055
4.90%, 2/15/45	105,000	107,946

PNC Bank NA
2.45%, 7/28/22	250,000	253,371
3.25%, 6/1/25	270,000	285,472
3.25%, 1/22/28	375,000	404,236

PNC Financial Services Group, Inc. (The) 3.45%, 4/23/29	310,000	336,137

PPL Capital Funding, Inc.
4.70%, 6/1/43	115,000	132,151
5.00%, 3/15/44	45,000	54,226

Praxair, Inc. 3.20%, 1/30/26	200,000	213,508

Princeton University 5.70%, 3/1/39	200,000	295,533

Principal Financial Group, Inc.
3.40%, 5/15/25	25,000	26,428
3.10%, 11/15/26	25,000	26,153

Procter & Gamble Co. (The) 3.50%, 10/25/47	250,000	290,958

Progress Energy, Inc.
4.40%, 1/15/21	70,000	71,811
6.00%, 12/1/39	200,000	271,727

Progressive Corp. (The)
2.45%, 1/15/27	25,000	25,458
6.63%, 3/1/29	75,000	101,050

Prologis L.P. 3.75%, 11/1/25	170,000	186,773

Prudential Financial, Inc.
5.20%, 3/15/44, (5.20% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 3.04% thereafter)(c)	30,000	31,471
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)	88,000	94,026
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(b)(c)	108,000	109,244

PSEG Power LLC 8.63%, 4/15/31	100,000	141,732

Public Service Co. of Colorado 3.70%, 6/15/28	110,000	122,983

Public Service Electric & Gas Co.
2.25%, 9/15/26	63,000	62,985
3.00%, 5/15/27	35,000	36,914
3.20%, 5/15/29	270,000	290,983

Public Service Enterprise Group, Inc. 2.65%, 11/15/22	200,000	202,078

Public Storage 3.09%, 9/15/27(b)	90,000	95,519

Puget Energy, Inc. 3.65%, 5/15/25	265,000	273,984

QUALCOMM, Inc.
2.90%, 5/20/24	296,000	306,110
3.45%, 5/20/25	160,000	170,146
3.25%, 5/20/27	215,000	225,990

QVC, Inc.
4.85%, 4/1/24	50,000	53,149
4.45%, 2/15/25	38,000	39,548

Raymond James Financial, Inc.
3.63%, 9/15/26	20,000	21,104
4.95%, 7/15/46	50,000	61,282

Raytheon Co. 7.20%, 8/15/27	30,000	40,410

Realty Income Corp.
3.88%, 7/15/24	25,000	26,912
4.13%, 10/15/26	95,000	105,684
3.00%, 1/15/27	146,000	152,069
3.65%, 1/15/28	25,000	27,155

Regency Centers L.P.
3.60%, 2/1/27	135,000	143,569
4.40%, 2/1/47	13,000	15,217

Regions Financial Corp. 3.20%, 2/8/21	45,000	45,623

RenaissanceRe Finance, Inc. 3.45%, 7/1/27(b)	25,000	26,255

Republic Services, Inc.
3.20%, 3/15/25	125,000	131,120
3.95%, 5/15/28	50,000	56,099

Rockwell Automation, Inc. 3.50%, 3/1/29	168,000	185,254

Rockwell Collins, Inc.
3.70%, 12/15/23	8,000	8,466
3.20%, 3/15/24	60,000	62,382
3.50%, 3/15/27	280,000	301,331
4.80%, 12/15/43	82,000	100,269
4.35%, 4/15/47	365,000	431,408

Roper Technologies, Inc.
3.00%, 12/15/20	100,000	101,017
3.80%, 12/15/26	90,000	97,616

Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	200,000	200,584
7.50%, 10/15/27	50,000	63,638
3.70%, 3/15/28	110,000	114,489

RPM International, Inc.
3.75%, 3/15/27	73,000	75,774
4.55%, 3/1/29	100,000	109,275
4.25%, 1/15/48	325,000	322,200

S&P Global, Inc.
4.00%, 6/15/25	164,000	180,581
2.95%, 1/22/27	5,000	5,254

Sabine Pass Liquefaction LLC
5.75%, 5/15/24	150,000	167,587

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
5.63%, 3/1/25	$475,000	$533,686
5.88%, 6/30/26	200,000	230,015
5.00%, 3/15/27	150,000	165,759
4.20%, 3/15/28	450,000	478,208

Santander Holdings USA, Inc. 4.40%, 7/13/27	725,000	781,211

Schlumberger Investment S.A. 3.65%, 12/1/23	100,000	105,770

Seagate HDD Cayman
4.75%, 6/1/23	31,000	32,386
4.75%, 1/1/25(b)	350,000	364,549
4.88%, 6/1/27	230,000	236,867

Sempra Energy
2.85%, 11/15/20	28,000	28,233
2.88%, 10/1/22	59,000	59,964
4.05%, 12/1/23	106,000	112,714
3.25%, 6/15/27	70,000	72,560
3.40%, 2/1/28	275,000	286,797
3.80%, 2/1/38	15,000	15,765
6.00%, 10/15/39	227,000	297,598

Sherwin-Williams Co. (The)
2.75%, 6/1/22	7,000	7,111
3.45%, 8/1/25	25,000	26,070
3.45%, 6/1/27	232,000	245,695
4.55%, 8/1/45	12,000	13,556
4.50%, 6/1/47	126,000	143,602

Shire Acquisitions Investments Ireland DAC
2.40%, 9/23/21	145,000	145,491
2.88%, 9/23/23	96,000	98,218
3.20%, 9/23/26	175,000	182,127

Simon Property Group L.P.
4.13%, 12/1/21	5,000	5,207
3.50%, 9/1/25	145,000	154,543
3.30%, 1/15/26	315,000	333,165
3.38%, 6/15/27(b)	175,000	187,131

SITE Centers Corp.
3.63%, 2/1/25	100,000	103,235
4.70%, 6/1/27	30,000	33,187

Snap-on, Inc. 3.25%, 3/1/27	150,000	159,301

Southern California Edison Co.
4.20%, 3/1/29, Series A	200,000	225,890
6.65%, 4/1/29	108,000	134,588

Southern California Gas Co. 3.95%, 2/15/50, Series WW	200,000	232,210

Southern Co. (The)
2.95%, 7/1/23	50,000	51,498
3.25%, 7/1/26	410,000	424,828
4.25%, 7/1/36	210,000	232,346
4.40%, 7/1/46	285,000	322,264

Southern Co. Gas Capital Corp.
2.45%, 10/1/23	25,000	25,252
5.88%, 3/15/41	108,000	141,628
4.40%, 5/30/47	3,000	3,424

Southern Natural Gas Co. LLC 4.40%, 6/15/21	5,000	5,145

Southern Power Co. 4.95%, 12/15/46, Series F	150,000	170,687

Southwest Airlines Co.
2.65%, 11/5/20	87,000	87,582
2.75%, 11/16/22	129,000	131,126
3.45%, 11/16/27	500,000	527,086

Southwestern Electric Power Co.
2.75%, 10/1/26, Series K	5,000	5,074
4.10%, 9/15/28, Series M	197,000	221,476
6.20%, 3/15/40	40,000	55,834
3.90%, 4/1/45, Series J	105,000	112,817

Spectra Energy Partners L.P.
3.38%, 10/15/26	40,000	41,837
5.95%, 9/25/43	300,000	382,045
4.50%, 3/15/45	269,000	294,479

Spirit AeroSystems, Inc. 4.60%, 6/15/28	295,000	324,367

Spirit Airlines Pass Through Trust 4.10%, 10/1/29, Series A	179,567	190,943

Spirit Realty L.P. 4.45%, 9/15/26	120,000	129,993

Stanley Black & Decker, Inc.
3.40%, 3/1/26	165,000	177,105
4.25%, 11/15/28	225,000	260,202

Starbucks Corp.
3.80%, 8/15/25	297,000	322,293
2.45%, 6/15/26	116,000	117,769
4.00%, 11/15/28(b)	207,000	234,070
3.55%, 8/15/29(b)	275,000	300,936
3.75%, 12/1/47	15,000	15,795
4.50%, 11/15/48	110,000	129,919
4.45%, 8/15/49	200,000	234,409

State Street Corp.
2.65%, 5/15/23, (2.653% fixed rate until 5/15/22; 3-month U.S. dollar London Interbank Offered Rate + 0.635% thereafter)(c)	500,000	508,196
3.70%, 11/20/23	50,000	53,363
3.55%, 8/18/25	80,000	86,139
2.65%, 5/19/26	55,000	56,918

Steelcase, Inc. 5.13%, 1/18/29	170,000	193,909

Stifel Financial Corp. 4.25%, 7/18/24	25,000	26,483

STORE Capital Corp.
4.50%, 3/15/28	30,000	32,765
4.63%, 3/15/29	25,000	27,790

Stryker Corp.
3.50%, 3/15/26	40,000	42,935
4.10%, 4/1/43	202,000	231,693

Sunoco Logistics Partners Operations L.P.
4.00%, 10/1/27	600,000	630,497
4.95%, 1/15/43	4,000	4,041
5.30%, 4/1/44	73,000	78,251
5.35%, 5/15/45	100,000	109,102
5.40%, 10/1/47	335,000	374,099

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

SunTrust Bank
3.00%, 2/2/23	$155,000	$159,571
3.30%, 5/15/26	40,000	41,836

SunTrust Banks, Inc. 2.70%, 1/27/22	568,000	575,837

SVB Financial Group 3.50%, 1/29/25	220,000	228,961

Synchrony Bank 3.00%, 6/15/22	250,000	254,627

Synchrony Financial
3.75%, 8/15/21	25,000	25,570
4.25%, 8/15/24	224,000	238,331
4.50%, 7/23/25	43,000	46,241
3.70%, 8/4/26	99,000	101,584
3.95%, 12/1/27	373,000	386,927

Synovus Financial Corp. 3.13%, 11/1/22	25,000	25,097

Sysco Corp.
3.30%, 7/15/26	160,000	168,420
3.25%, 7/15/27	550,000	580,934
5.38%, 9/21/35	22,000	27,871

Tanger Properties L.P. 3.13%, 9/1/26	90,000	89,237

Tapestry, Inc.
4.25%, 4/1/25	36,000	37,293
4.13%, 7/15/27	59,000	60,762

Target Corp.
3.50%, 7/1/24	110,000	118,670
3.38%, 4/15/29	250,000	274,342

TC PipeLines L.P. 3.90%, 5/25/27	250,000	261,689

TD Ameritrade Holding Corp. 3.30%, 4/1/27	335,000	355,560

Tech Data Corp. 4.95%, 2/15/27	184,000	196,863

Texas Instruments, Inc. 2.90%, 11/3/27	65,000	68,817

Textron, Inc.
3.88%, 3/1/25	8,000	8,526
3.38%, 3/1/28	350,000	362,971

Thermo Fisher Scientific, Inc.
4.50%, 3/1/21	130,000	134,704
3.30%, 2/15/22	12,000	12,371
4.15%, 2/1/24	80,000	86,107
3.20%, 8/15/27	630,000	663,707
4.10%, 8/15/47	100,000	115,341

Time Warner Cable LLC
6.55%, 5/1/37	95,000	115,161
7.30%, 7/1/38	304,000	390,407
6.75%, 6/15/39	230,000	283,295
4.50%, 9/15/42(b)	125,000	124,322

Time Warner Entertainment Co. L.P. 8.38%, 7/15/33	200,000	280,734

Timken Co. (The)
3.88%, 9/1/24	101,000	106,098
4.50%, 12/15/28	225,000	243,852

TJX Cos., Inc. (The) 2.25%, 9/15/26	80,000	80,554

Total System Services, Inc.
3.75%, 6/1/23	35,000	36,626
4.80%, 4/1/26	125,000	140,833
4.45%, 6/1/28	160,000	178,585

Transatlantic Holdings, Inc. 8.00%, 11/30/39	8,000	12,081

Transcontinental Gas Pipe Line Co. LLC 4.00%, 3/15/28	45,000	48,206

Trimble, Inc. 4.90%, 6/15/28	50,000	54,844

Tucson Electric Power Co. 3.05%, 3/15/25	176,000	181,084

TWDC Enterprises 18 Corp.
2.30%, 2/12/21	284,000	285,504
3.00%, 2/13/26	100,000	105,537
1.85%, 7/30/26	81,000	80,122
2.95%, 6/15/27	145,000	156,145

Tyson Foods, Inc.
3.95%, 8/15/24	200,000	215,719
4.00%, 3/1/26	366,000	399,160
4.35%, 3/1/29	250,000	286,294
4.88%, 8/15/34	141,000	169,384
5.15%, 8/15/44	180,000	219,844

U.S. Bancorp
3.60%, 9/11/24	518,000	554,636
3.10%, 4/27/26	25,000	26,236
3.15%, 4/27/27, Series X	345,000	369,949
3.00%, 7/30/29	120,000	125,636

UDR, Inc.
2.95%, 9/1/26	90,000	92,603
3.50%, 1/15/28	25,000	26,670
4.40%, 1/26/29	79,000	90,198

UIL Holdings Corp. 4.63%, 10/1/20	2,000	2,050

Union Pacific Corp.
3.75%, 7/15/25	81,000	87,556
3.25%, 8/15/25	155,000	163,455
2.75%, 3/1/26	135,000	139,407
3.00%, 4/15/27(b)	280,000	292,371
3.60%, 9/15/37	192,000	205,533
4.38%, 9/10/38	185,000	218,874
4.30%, 6/15/42	10,000	11,504
4.25%, 4/15/43	80,000	91,794
4.05%, 11/15/45	30,000	33,601
4.05%, 3/1/46	99,000	111,011
4.00%, 4/15/47	265,000	299,732
4.50%, 9/10/48	29,000	35,366
3.80%, 10/1/51	275,000	299,948
3.88%, 2/1/55	30,000	32,599
4.38%, 11/15/65	175,000	200,208
4.10%, 9/15/67	30,000	32,030

United Airlines Pass Through Trust
4.30%, 2/15/27, Series A	154,293	168,082
4.00%, 10/11/27, Series A	13,230	14,163
3.75%, 3/3/28, Series A	13,625	14,482

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.45%, 1/7/30, Series A	$44,724	$47,267

United Parcel Service, Inc.
2.35%, 5/16/22	2,000	2,022
2.80%, 11/15/24	410,000	425,433
3.05%, 11/15/27	49,000	51,716
3.40%, 3/15/29(b)	100,000	109,056

United Technologies Corp.
2.80%, 5/4/24	202,000	208,272
3.95%, 8/16/25	245,000	269,295
3.13%, 5/4/27	75,000	79,479
4.13%, 11/16/28	790,000	904,433
6.13%, 7/15/38(b)	125,000	175,986
4.45%, 11/16/38	125,000	152,050
4.50%, 6/1/42	235,000	284,102
4.15%, 5/15/45	50,000	57,963
3.75%, 11/1/46	400,000	444,633
4.05%, 5/4/47(b)	60,000	69,517
4.63%, 11/16/48	290,000	366,667

UnitedHealth Group, Inc.
3.75%, 7/15/25	135,000	146,965
3.10%, 3/15/26	315,000	333,114
3.45%, 1/15/27	103,000	110,841
3.38%, 4/15/27	195,000	209,768
2.95%, 10/15/27	100,000	104,487
3.85%, 6/15/28	445,000	495,525
3.88%, 12/15/28	140,000	157,258

University of Southern California 3.03%, 10/1/39	275,000	294,425

Unum Group 5.75%, 8/15/42	122,000	151,692

Valero Energy Corp.
3.65%, 3/15/25	105,000	110,842
3.40%, 9/15/26	60,000	62,150
4.35%, 6/1/28	190,000	206,962
4.00%, 4/1/29	100,000	106,769
7.50%, 4/15/32	100,000	138,669
6.63%, 6/15/37	120,000	158,766
4.90%, 3/15/45	163,000	187,737

Valero Energy Partners L.P. 4.38%, 12/15/26	250,000	271,777

Valmont Industries, Inc. 5.00%, 10/1/44	80,000	86,424

Ventas Realty L.P.
2.65%, 1/15/25	325,000	329,248
3.50%, 2/1/25	40,000	42,113
3.25%, 10/15/26	85,000	87,947
4.00%, 3/1/28	55,000	59,790
4.40%, 1/15/29	60,000	67,457
4.38%, 2/1/45	112,000	126,122

VEREIT Operating Partnership L.P.
4.88%, 6/1/26	45,000	50,397
3.95%, 8/15/27	195,000	209,098

Verisk Analytics, Inc.
5.80%, 5/1/21	25,000	26,461
4.00%, 6/15/25	55,000	59,568
5.50%, 6/15/45	25,000	32,081

Verizon Communications, Inc.
2.95%, 3/15/22	35,000	35,934
3.13%, 3/16/22(b)	162,000	166,881
3.50%, 11/1/24	302,000	322,086
3.38%, 2/15/25	156,000	165,658
2.63%, 8/15/26	236,000	241,419
4.13%, 3/16/27	500,000	558,280
4.33%, 9/21/28(b)	1,080,000	1,240,619
3.88%, 2/8/29	250,000	278,897
4.02%, 12/3/29(d)	218,000	246,358
4.50%, 8/10/33(b)	300,000	354,281
4.40%, 11/1/34	286,000	331,658
5.25%, 3/16/37	200,000	253,304
4.81%, 3/15/39	500,000	614,045
4.75%, 11/1/41	175,000	212,695
3.85%, 11/1/42	100,000	108,370
4.13%, 8/15/46	188,000	213,955
4.86%, 8/21/46(b)	315,000	392,537
5.50%, 3/16/47	475,000	638,205
4.52%, 9/15/48	175,000	210,812
5.01%, 4/15/49	452,000	577,881
5.01%, 8/21/54	525,000	679,760
4.67%, 3/15/55	105,000	129,233

Viacom, Inc.
4.25%, 9/1/23	154,000	164,490
3.88%, 4/1/24	101,000	106,749
6.88%, 4/30/36	268,000	361,098
4.38%, 3/15/43	180,000	191,242
5.85%, 9/1/43	105,000	132,699
5.25%, 4/1/44	30,000	35,182

Virginia Electric & Power Co.
2.95%, 11/15/26, Series B	185,000	193,750
3.50%, 3/15/27, Series A	150,000	161,804

Visa, Inc.
4.15%, 12/14/35	50,000	60,943
4.30%, 12/14/45	175,000	222,515
3.65%, 9/15/47(b)	80,000	93,410

VMware, Inc. 3.90%, 8/21/27	180,000	184,037

Vulcan Materials Co.
3.90%, 4/1/27	25,000	26,416
4.50%, 6/15/47	45,000	48,822
4.70%, 3/1/48	30,000	33,351

Wabtec Corp.
3.45%, 11/15/26	70,000	71,560
4.95%, 9/15/28	400,000	446,793

Walgreen Co. 3.10%, 9/15/22(b)	42,000	43,139

Walgreens Boots Alliance, Inc.
3.30%, 11/18/21	225,000	230,401
3.80%, 11/18/24	100,000	106,074
3.45%, 6/1/26	175,000	181,828
4.50%, 11/18/34	35,000	37,709
4.80%, 11/18/44	175,000	185,866
4.65%, 6/1/46	65,000	69,106

Walmart, Inc.
6.20%, 4/15/38	100,000	152,789

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.95%, 6/28/38	$250,000	$300,581
3.63%, 12/15/47	250,000	292,522
4.05%, 6/29/48	285,000	355,227

Walt Disney Co. (The)
3.70%, 9/15/24(d)	50,000	53,913
3.70%, 10/15/25(d)	450,000	489,193
3.38%, 11/15/26(d)	65,000	70,255

Waste Connections, Inc. 3.50%, 5/1/29	75,000	80,645

Waste Management, Inc.
2.90%, 9/15/22	47,000	48,220
3.13%, 3/1/25	125,000	131,424
3.15%, 11/15/27	25,000	26,652
3.45%, 6/15/29	305,000	333,884
3.90%, 3/1/35	27,000	30,009
4.00%, 7/15/39	170,000	196,630
4.10%, 3/1/45	35,000	41,307
4.15%, 7/15/49	375,000	446,983

Wells Fargo & Co.
4.13%, 8/15/23	37,000	39,512
4.48%, 1/16/24	175,000	189,815
3.30%, 9/9/24	50,000	52,621
3.00%, 2/19/25	95,000	98,504
3.55%, 9/29/25	83,000	88,371
3.00%, 4/22/26	560,000	580,263
4.10%, 6/3/26	315,000	341,384
3.00%, 10/23/26	796,000	827,905
4.30%, 7/22/27	1,153,000	1,277,779
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)	480,000	515,017
4.15%, 1/24/29	410,000	459,799

Wells Fargo Capital X 5.95%, 12/1/86	125,000	156,063

Welltower, Inc.
4.00%, 6/1/25	420,000	451,403
4.25%, 4/1/26	120,000	131,105
4.25%, 4/15/28	75,000	83,121
4.13%, 3/15/29(b)	299,000	330,048
6.50%, 3/15/41	61,000	84,606
4.95%, 9/1/48	35,000	43,364

Western Midstream Operating L.P.
5.38%, 6/1/21	73,000	75,500
5.45%, 4/1/44	75,000	69,779
5.50%, 8/15/48	50,000	46,765

Western Union Co. (The) 4.25%, 6/9/23	165,000	174,612

Westlake Chemical Corp.
3.60%, 8/15/26	90,000	93,547
5.00%, 8/15/46	55,000	59,695
4.38%, 11/15/47	305,000	304,914

WestRock MWV LLC 8.20%, 1/15/30	36,000	50,378

WestRock RKT LLC 4.00%, 3/1/23	74,000	77,771

Weyerhaeuser Co.
3.25%, 3/15/23	38,000	38,991
6.95%, 10/1/27	75,000	96,502
4.00%, 11/15/29	100,000	110,682
7.38%, 3/15/32	65,000	92,569

Williams Cos., Inc. (The)
4.13%, 11/15/20	6,000	6,102
3.60%, 3/15/22	354,000	364,594
4.30%, 3/4/24	80,000	85,432
4.55%, 6/24/24	125,000	135,450
3.90%, 1/15/25	100,000	105,296
4.00%, 9/15/25	218,000	232,592
3.75%, 6/15/27(b)	214,000	223,339
8.75%, 3/15/32	45,000	65,672
6.30%, 4/15/40	115,000	145,221
5.75%, 6/24/44	102,000	122,360
4.90%, 1/15/45	210,000	229,695
5.10%, 9/15/45	50,000	56,134

Willis North America, Inc.
3.60%, 5/15/24	250,000	260,713
4.50%, 9/15/28	50,000	56,274

WR Berkley Corp. 4.75%, 8/1/44	8,000	9,523

WRKCo, Inc.
4.65%, 3/15/26	100,000	110,605
4.00%, 3/15/28	85,000	90,722

Wyeth LLC 6.45%, 2/1/24	130,000	154,028

Xcel Energy, Inc. 2.40%, 3/15/21	142,000	142,712

Xilinx, Inc. 2.95%, 6/1/24	198,000	204,246

Zimmer Biomet Holdings, Inc.
3.38%, 11/30/21	6,000	6,129
3.70%, 3/19/23	350,000	365,268

Zoetis, Inc.
3.25%, 2/1/23	88,000	91,064
3.00%, 9/12/27	245,000	253,776
4.70%, 2/1/43	25,000	30,471
3.95%, 9/12/47	25,000	27,952
4.45%, 8/20/48	75,000	89,671
TOTAL U.S. CORPORATE BONDS (Cost: $298,478,464)		318,626,252

FOREIGN CORPORATE BONDS – 7.9%

Australia – 0.1%

Rio Tinto Finance USA Ltd.
3.75%, 6/15/25	150,000	162,639
7.13%, 7/15/28	48,000	65,945

Westpac Banking Corp.
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(b)(c)	237,000	252,345
4.42%, 7/24/39	300,000	336,794

Total Australia		817,723

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Belgium – 0.8%

Anheuser-Busch Cos. LLC
3.65%, 2/1/26	$480,000	$515,942
4.70%, 2/1/36	200,000	232,799
4.90%, 2/1/46	1,095,000	1,307,431

Anheuser-Busch InBev Finance, Inc. 3.65%, 2/1/26	250,000	268,587

Anheuser-Busch InBev Worldwide, Inc.
4.00%, 4/13/28	275,000	304,915
4.75%, 1/23/29	762,000	890,430
4.90%, 1/23/31	350,000	419,354
4.38%, 4/15/38	90,000	102,473
8.20%, 1/15/39	150,000	241,297
8.00%, 11/15/39	96,000	153,695
4.95%, 1/15/42	483,000	579,912
4.60%, 4/15/48	60,000	69,836
4.44%, 10/6/48	1,086,000	1,235,279
5.55%, 1/23/49	230,000	302,544
4.75%, 4/15/58	70,000	82,051
5.80%, 1/23/59	365,000	498,567

Total Belgium		7,205,112

Bermuda – 0.1%

Enstar Group Ltd. 4.95%, 6/1/29	196,000	207,766

RenaissanceRe Holdings Ltd. 3.60%, 4/15/29	125,000	132,927

XLIT Ltd.
4.45%, 3/31/25(b)	10,000	10,936
5.50%, 3/31/45	435,000	561,639

Total Bermuda		913,268

Brazil – 0.2%

Embraer Netherlands Finance B.V.
5.05%, 6/15/25	270,000	295,822
5.40%, 2/1/27	100,000	113,251

Fibria Overseas Finance Ltd. 5.25%, 5/12/24	200,000	214,500

Vale Overseas Ltd.
4.38%, 1/11/22	44,000	45,705
6.25%, 8/10/26	340,000	393,295
6.88%, 11/21/36	200,000	251,250
6.88%, 11/10/39	105,000	132,957

Vale S.A. 5.63%, 9/11/42(b)	415,000	466,360

Yamana Gold, Inc. 4.63%, 12/15/27	22,000	23,393

Total Brazil		1,936,533

Canada – 1.4%

Bank of Montreal 3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	75,000	78,630

Bank of Nova Scotia (The) 4.65%, 10/12/22, (4.65% fixed rate until 10/12/22; 3-month U.S. dollar London Interbank Offered Rate + 2.648% thereafter)(c)(e)	100,000	98,502

Barrick Gold Corp. 5.25%, 4/1/42	156,000	194,537

Barrick North America Finance LLC
5.70%, 5/30/41	55,000	71,297
5.75%, 5/1/43	82,000	110,442

Bell Canada, Inc. 4.30%, 7/29/49	250,000	294,769

Brookfield Asset Management, Inc. 4.00%, 1/15/25	110,000	116,871

Brookfield Finance, Inc.
3.90%, 1/25/28	50,000	52,911
4.70%, 9/20/47	55,000	62,265

Canadian National Railway Co.
2.95%, 11/21/24	40,000	41,551
6.90%, 7/15/28	325,000	439,285

Canadian Natural Resources Ltd.
3.45%, 11/15/21	15,000	15,322
2.95%, 1/15/23	125,000	127,023
3.85%, 6/1/27	375,000	398,271
7.20%, 1/15/32	30,000	41,071
6.50%, 2/15/37	4,000	5,246
6.25%, 3/15/38	302,000	388,257
6.75%, 2/1/39	15,000	20,404
4.95%, 6/1/47(b)	35,000	41,887

Canadian Pacific Railway Co.
4.00%, 6/1/28	46,000	51,849
4.80%, 9/15/35	45,000	54,661
4.80%, 8/1/45	75,000	97,281

Cenovus Energy, Inc.
4.25%, 4/15/27	250,000	261,224
5.25%, 6/15/37	90,000	97,838
6.75%, 11/15/39	126,000	155,989
5.40%, 6/15/47	195,000	221,978

Emera US Finance L.P.
3.55%, 6/15/26	275,000	290,408
4.75%, 6/15/46	335,000	397,562

Enbridge, Inc.
4.00%, 10/1/23	50,000	52,955
4.50%, 6/10/44	363,000	399,821

Encana Corp.
3.90%, 11/15/21	55,000	56,381
8.13%, 9/15/30	35,000	47,535
7.38%, 11/1/31	35,000	44,702
6.50%, 8/15/34	120,000	146,734
6.63%, 8/15/37	65,000	81,366
6.50%, 2/1/38	200,000	243,927

Fairfax Financial Holdings Ltd. 4.85%, 4/17/28	50,000	54,575

Fortis, Inc. 3.06%, 10/4/26	206,000	211,040

Magna International, Inc. 4.15%, 10/1/25	114,000	123,961

Manulife Financial Corp.
4.15%, 3/4/26	255,000	282,946
4.06%, 2/24/32, (4.061% fixed rate until 2/24/27; 5-year U.S. dollar ICE Swap Rate + 1.647% thereafter)(c)	25,000	26,322

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Methanex Corp. 4.25%, 12/1/24	$6,000	$6,083

Nutrien Ltd.
3.50%, 6/1/23	200,000	207,091
3.63%, 3/15/24(b)	24,000	25,264
4.20%, 4/1/29	182,000	203,526
5.88%, 12/1/36	50,000	62,037
5.63%, 12/1/40	30,000	36,941
6.13%, 1/15/41	165,000	210,043
4.90%, 6/1/43	47,000	53,738
5.25%, 1/15/45	30,000	36,096

Rogers Communications, Inc.
4.10%, 10/1/23(b)	183,000	196,305
4.50%, 3/15/43	329,000	385,950
5.45%, 10/1/43	312,000	408,490
5.00%, 3/15/44	100,000	125,029
4.30%, 2/15/48	100,000	116,458

Royal Bank of Canada
2.55%, 7/16/24	59,000	60,097
4.65%, 1/27/26	155,000	172,987

Suncor Energy, Inc.
3.60%, 12/1/24	99,000	104,417
5.95%, 12/1/34	75,000	98,935
5.95%, 5/15/35	50,000	65,192
6.80%, 5/15/38	200,000	286,014
6.50%, 6/15/38	70,000	98,562
6.85%, 6/1/39	100,000	145,477

Teck Resources Ltd.
6.13%, 10/1/35	420,000	491,880
6.00%, 8/15/40	200,000	221,249
5.40%, 2/1/43	230,000	244,020

TELUS Corp. 3.70%, 9/15/27	120,000	129,309

Thomson Reuters Corp.
5.85%, 4/15/40	110,000	134,853
5.65%, 11/23/43	25,000	29,785

Toronto-Dominion Bank (The) 3.63%, 9/15/31, (3.625% fixed rate until 9/15/26; 5-year U.S. dollar Swap Rate + 2.205% thereafter)(c)	180,000	188,001

TransCanada PipeLines Ltd.
3.75%, 10/16/23	25,000	26,350
4.25%, 5/15/28(b)	200,000	223,209
4.63%, 3/1/34	750,000	858,377
6.20%, 10/15/37(b)	65,000	85,266
7.63%, 1/15/39	65,000	97,120
6.10%, 6/1/40	363,000	482,081

Total Canada		12,315,828

China – 0.2%

Alibaba Group Holding Ltd.
3.60%, 11/28/24	200,000	211,804
3.40%, 12/6/27	730,000	767,156

Baidu, Inc. 3.63%, 7/6/27	400,000	415,707

CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	200,000	204,750

CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24	400,000	431,363

Total China		2,030,780

Colombia – 0.2%

Ecopetrol S.A.
5.88%, 9/18/23	125,000	139,425
4.13%, 1/16/25	212,000	222,865
5.38%, 6/26/26	200,000	224,252
7.38%, 9/18/43	208,000	280,022
5.88%, 5/28/45	360,000	424,354

Total Colombia		1,290,918

France – 0.1%

BPCE S.A. 4.00%, 4/15/24	300,000	324,335

Orange S.A. 9.00%, 3/1/31	100,000	158,314

Veolia Environnement S.A. 6.75%, 6/1/38	85,000	120,483

Total France		603,132

Germany – 0.1%

Deutsche Bank AG
3.38%, 5/12/21	130,000	130,000
3.70%, 5/30/24(b)	205,000	204,197
4.10%, 1/13/26	75,000	75,011

Deutsche Telekom International Finance B.V. 8.75%, 6/15/30	511,000	762,904

Total Germany		1,172,112

Ireland – 0.1%

AerCap Ireland Capital DAC
4.63%, 10/30/20	150,000	153,672
5.00%, 10/1/21	150,000	157,330
3.95%, 2/1/22	150,000	155,521
3.65%, 7/21/27	200,000	205,318

Total Ireland		671,841

Japan – 0.7%

Beam Suntory, Inc. 3.25%, 5/15/22	35,000	35,731

Mitsubishi UFJ Financial Group, Inc.
3.85%, 3/1/26	650,000	706,081
3.68%, 2/22/27	372,000	403,422
3.29%, 7/25/27	375,000	398,116
3.96%, 3/2/28	215,000	239,535
3.74%, 3/7/29	343,000	379,111

Mizuho Financial Group, Inc.
3.17%, 9/11/27	825,000	867,990
4.02%, 3/5/28	225,000	251,495

ORIX Corp.
3.25%, 12/4/24	380,000	397,083
3.70%, 7/18/27	80,000	86,560

Sumitomo Mitsui Banking Corp. 3.95%, 1/10/24	580,000	623,554

Sumitomo Mitsui Financial Group, Inc.
2.63%, 7/14/26	180,000	182,107
3.45%, 1/11/27	130,000	138,550

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.36%, 7/12/27	$8,000	$8,512
3.54%, 1/17/28	300,000	324,142
3.94%, 7/19/28(b)	300,000	334,490
4.31%, 10/16/28(b)	600,000	688,636

Total Japan		6,065,115

Luxembourg – 0.1%

ArcelorMittal
4.55%, 3/11/26	200,000	209,786
7.00%, 10/15/39	96,000	115,030

Total Luxembourg		324,816

Macau – 0.0%

Sands China Ltd. 5.40%, 8/8/28(b)	200,000	231,322

Mexico – 0.5%

America Movil S.A.B. de C.V. 3.63%, 4/22/29(b)	415,000	447,685

Grupo Televisa S.A.B.
6.63%, 1/15/40	50,000	63,441
5.00%, 5/13/45	200,000	217,467

Petroleos Mexicanos
3.50%, 7/23/20(b)	10,000	10,030
5.50%, 1/21/21	250,000	255,743
6.38%, 2/4/21	40,000	41,400
4.63%, 9/21/23(b)	150,000	150,450
4.25%, 1/15/25	55,000	52,756
4.50%, 1/23/26	100,000	94,750
6.88%, 8/4/26	998,000	1,048,898
6.50%, 3/13/27	735,000	756,315
6.63%, 6/15/35	200,000	195,500
6.63%, 6/15/38(b)	50,000	47,375
6.50%, 6/2/41	220,000	206,316
5.50%, 6/27/44	95,000	81,957
6.38%, 1/23/45	220,000	203,500
6.75%, 9/21/47	555,000	530,025
6.35%, 2/12/48	240,000	221,520

Total Mexico		4,625,128

Netherlands – 0.4%

Cooperatieve Rabobank UA
4.63%, 12/1/23	250,000	270,432
4.38%, 8/4/25	250,000	269,564
3.75%, 7/21/26	500,000	523,815

ING Groep N.V.
3.95%, 3/29/27	355,000	386,472
4.55%, 10/2/28	250,000	287,063
4.05%, 4/9/29	250,000	278,573

Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40	340,000	431,907

Koninklijke Philips N.V. 5.00%, 3/15/42	200,000	250,021

Shell International Finance B.V.
6.38%, 12/15/38	300,000	444,553
3.63%, 8/21/42	150,000	165,450
4.38%, 5/11/45	235,000	288,242

Total Netherlands		3,596,092

Norway – 0.1%

Equinor ASA
5.10%, 8/17/40	350,000	460,541
4.25%, 11/23/41	300,000	358,913

Total Norway		819,454

Peru – 0.1%

Southern Copper Corp.
3.88%, 4/23/25	65,000	68,278
5.25%, 11/8/42	259,000	299,823
5.88%, 4/23/45	490,000	610,027

Total Peru		978,128

Spain – 0.3%

Banco Santander S.A.
4.25%, 4/11/27	200,000	216,852
3.80%, 2/23/28	600,000	635,979

Telefonica Emisiones S.A.
5.46%, 2/16/21	10,000	10,469
7.05%, 6/20/36(b)	100,000	136,469
5.21%, 3/8/47	275,000	320,692
4.90%, 3/6/48	250,000	279,832
5.52%, 3/1/49(b)	350,000	426,616

Telefonica Europe B.V. 8.25%, 9/15/30	345,000	503,288

Total Spain		2,530,197

Switzerland – 0.2%

Credit Suisse AG 3.63%, 9/9/24	500,000	532,851

Credit Suisse Group Funding Guernsey Ltd.
3.75%, 3/26/25	300,000	317,265
4.88%, 5/15/45	555,000	703,205

Novartis Capital Corp. 4.00%, 11/20/45	250,000	299,386

Syngenta Finance N.V. 3.13%, 3/28/22	64,000	64,986

Tyco Electronics Group S.A. 3.13%, 8/15/27	120,000	124,497

Total Switzerland		2,042,190

United Kingdom – 2.2%

AstraZeneca PLC
2.38%, 6/12/22	250,000	252,072
3.38%, 11/16/25(b)	380,000	403,258
3.13%, 6/12/27	300,000	315,784
6.45%, 9/15/37	50,000	71,773
4.00%, 9/18/42	125,000	140,706
4.38%, 11/16/45	170,000	202,377
4.38%, 8/17/48	30,000	36,390

Barclays PLC
4.61%, 2/15/23, (4.610% fixed rate until 2/15/22; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(c)	340,000	352,478
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(b)(c)	245,000	255,493

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.93%, 5/7/25, (3.932% fixed rate until 5/7/24; 3-month U.S. dollar London Interbank Offered Rate + 1.610% thereafter)(c)	$200,000	$205,730
4.38%, 1/12/26	200,000	211,643
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; 3-month U.S. dollar London Interbank Offered Rate + 1.902% thereafter)(c)	575,000	631,447
5.25%, 8/17/45(b)	200,000	225,293
4.95%, 1/10/47	250,000	274,848

BAT Capital Corp.
3.22%, 8/15/24	300,000	308,459
3.56%, 8/15/27	375,000	384,551
4.39%, 8/15/37	50,000	50,396
4.54%, 8/15/47	475,000	477,104

BP Capital Markets PLC
3.54%, 11/4/24(b)	110,000	117,457
3.51%, 3/17/25(b)	173,000	184,571
3.28%, 9/19/27	478,000	507,189
3.72%, 11/28/28	365,000	401,092

British Telecommunications PLC 9.63%, 12/15/30	100,000	153,230

CNH Industrial N.V. 3.85%, 11/15/27	25,000	26,036

Diageo Investment Corp. 2.88%, 5/11/22	55,000	56,455

GlaxoSmithKline Capital PLC 2.85%, 5/8/22	340,000	348,153

GlaxoSmithKline Capital, Inc.
3.63%, 5/15/25	149,000	160,360
3.88%, 5/15/28	525,000	588,341

HSBC Holdings PLC
5.10%, 4/5/21	14,000	14,618
4.25%, 3/14/24	325,000	343,131
4.25%, 8/18/25	358,000	379,178
4.30%, 3/8/26	400,000	435,652
4.38%, 11/23/26	750,000	806,809
4.04%, 3/13/28, (4.041% fixed rate until 3/13/27; 3-month U.S. dollar London Interbank Offered Rate + 1.546% thereafter)(c)	450,000	480,657
3.97%, 5/22/30, (3.973% fixed rate until 5/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.61% thereafter)(c)	500,000	537,156

Janus Capital Group, Inc. 4.88%, 8/1/25	2,000	2,209

Lloyds Banking Group PLC
4.45%, 5/8/25	205,000	221,134
4.58%, 12/10/25	250,000	262,571
4.65%, 3/24/26	320,000	337,950
4.55%, 8/16/28(b)	550,000	607,160
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(c)	300,000	307,219
5.30%, 12/1/45	200,000	229,748

Reynolds American, Inc.
4.45%, 6/12/25(b)	190,000	205,791
5.70%, 8/15/35	100,000	116,510
7.25%, 6/15/37	100,000	130,477
6.15%, 9/15/43	220,000	260,931
5.85%, 8/15/45	120,000	135,301

Royal Bank of Scotland Group PLC
3.50%, 5/15/23, (3.498% fixed rate until 5/15/22; 3-month U.S. dollar London Interbank Offered Rate + 1.48% thereafter)(c)	200,000	202,507
3.88%, 9/12/23	205,000	211,332
6.00%, 12/19/23	230,000	250,616
5.13%, 5/28/24	225,000	238,278
4.52%, 6/25/24, (4.519% fixed rate until 6/25/23; 3-month U.S. dollar London Interbank Offered Rate + 1.55% thereafter)(c)	200,000	210,046
4.89%, 5/18/29, (4.892% fixed rate until 5/18/28; 3-month U.S. dollar London Interbank Offered Rate + 1.754% thereafter)(c)	230,000	252,516
5.08%, 1/27/30, (5.076% fixed rate until 1/27/29; 3-month U.S. dollar London Interbank Offered Rate + 1.905% thereafter)(c)	200,000	224,259

Santander UK Group Holdings PLC
3.13%, 1/8/21	55,000	55,451
3.57%, 1/10/23	400,000	407,579
3.82%, 11/3/28, (3.823% fixed rate until 11/3/27; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(c)	400,000	412,169

Santander UK PLC 4.00%, 3/13/24	3,000	3,194

Unilever Capital Corp.
3.13%, 3/22/23	350,000	364,239
3.10%, 7/30/25	208,000	220,300
2.90%, 5/5/27	295,000	311,139
3.50%, 3/22/28	320,000	353,000

Vodafone Group PLC
3.75%, 1/16/24	257,000	271,698
4.13%, 5/30/25	95,000	103,184
4.38%, 5/30/28(b)	707,000	793,690
7.88%, 2/15/30	174,000	242,987
6.25%, 11/30/32	165,000	213,597
6.15%, 2/27/37	240,000	307,042
5.00%, 5/30/38	65,000	75,381
4.38%, 2/19/43	125,000	133,740
5.25%, 5/30/48	100,000	119,844

WPP Finance 2010
3.63%, 9/7/22	6,000	6,208
3.75%, 9/19/24	275,000	287,637

Total United Kingdom		19,428,521
TOTAL FOREIGN CORPORATE BONDS (Cost: $65,003,006)		69,598,210

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES – 0.3%

Canada – 0.1%

Province of Manitoba Canada 3.05%, 5/14/24	$25,000	$26,593

Province of New Brunswick Canada 3.63%, 2/24/28	200,000	226,633

Province of Quebec Canada 7.50%, 9/15/29, Series PD	254,000	382,114

Total Canada		635,340

Germany – 0.0%

Kreditanstalt fuer Wiederaufbau 5.78%, 6/29/37(f)	200,000	141,187

Japan – 0.2%

Japan Bank for International Cooperation
2.13%, 2/10/25, Series DTC	200,000	203,698
2.88%, 6/1/27	570,000	612,404
2.88%, 7/21/27	1,150,000	1,235,404

Total Japan		2,051,506
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,615,181)		2,828,033

FOREIGN GOVERNMENT OBLIGATIONS – 2.3%

Chile – 0.1%

Chile Government International Bond
3.88%, 8/5/20	150,000	152,514
3.13%, 1/21/26	360,000	384,619
3.24%, 2/6/28	268,000	292,960

Total Chile		830,093

Colombia – 0.3%

Colombia Government International Bond
4.50%, 1/28/26	300,000	332,513
3.88%, 4/25/27	770,000	833,918
7.38%, 9/18/37	575,000	840,943
6.13%, 1/18/41	180,000	240,752
5.00%, 6/15/45	450,000	545,062

Total Colombia		2,793,188

Hungary – 0.1%

Hungary Government International Bond
5.38%, 2/21/23	36,000	39,749
5.75%, 11/22/23	200,000	227,804
5.38%, 3/25/24	200,000	227,063

Total Hungary		494,616

Indonesia – 0.1%

Indonesia Government International Bond
3.50%, 1/11/28	200,000	210,530
4.10%, 4/24/28	460,000	503,894
4.35%, 1/11/48	250,000	284,766
5.35%, 2/11/49	200,000	262,113

Total Indonesia		1,261,303

Israel – 0.0%

Israel Government International Bond 3.15%, 6/30/23	200,000	210,854

Italy – 0.0%

Republic of Italy Government International Bond 5.38%, 6/15/33	153,000	177,662

Mexico – 0.6%

Mexico Government International Bond
3.50%, 1/21/21	190,000	193,921
3.63%, 3/15/22	220,000	228,252
4.00%, 10/2/23	182,000	192,697
3.60%, 1/30/25	225,000	234,731
4.13%, 1/21/26	400,000	425,904
4.15%, 3/28/27	657,000	702,340
4.50%, 4/22/29	250,000	276,315
7.50%, 4/8/33, Series MTNA	105,000	148,182
6.75%, 9/27/34, Series MTNA	140,000	190,575
6.05%, 1/11/40	308,000	393,858
4.75%, 3/8/44	672,000	744,038
5.55%, 1/21/45	185,000	227,791
4.35%, 1/15/47	455,000	478,892
4.60%, 2/10/48	200,000	219,002
5.75%, 10/12/2110	610,000	722,704

Total Mexico		5,379,202

Panama – 0.3%

Panama Government International Bond
3.75%, 3/16/25	400,000	430,204
8.88%, 9/30/27	235,000	340,752
9.38%, 4/1/29	60,000	93,301
6.70%, 1/26/36	250,000	366,565
4.50%, 5/15/47	200,000	248,502
4.50%, 4/16/50	350,000	435,316
4.30%, 4/29/53	285,000	350,196

Total Panama		2,264,836

Peru – 0.2%

Peruvian Government International Bond
7.35%, 7/21/25	110,000	142,506
4.13%, 8/25/27	75,000	86,213
2.84%, 6/20/30	250,000	264,875
8.75%, 11/21/33	142,000	243,743
6.55%, 3/14/37	80,000	121,701
5.63%, 11/18/50	640,000	977,606

Total Peru		1,836,644

Philippines – 0.4%

Philippine Government International Bond
3.00%, 2/1/28	450,000	480,349
9.50%, 2/2/30	557,000	924,135
7.75%, 1/14/31	125,000	189,864
6.38%, 1/15/32	285,000	401,174
3.95%, 1/20/40	200,000	240,590
3.70%, 3/1/41	300,000	353,270
3.70%, 2/2/42	700,000	827,183

Total Philippines		3,416,565

Poland – 0.1%

Republic of Poland Government International Bond
4.00%, 1/22/24	230,000	250,673
3.25%, 4/6/26	431,000	463,022

Total Poland		713,695

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Uruguay – 0.1%

Uruguay Government International Bond
4.50%, 8/14/24	$85,000	$92,332
4.38%, 10/27/27	135,000	150,104
4.38%, 1/23/31	250,000	283,688
4.13%, 11/20/45	210,000	233,575
4.98%, 4/20/55	125,000	153,595

Total Uruguay		913,294
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $18,327,658)		20,291,952

SUPRANATIONAL BOND – 0.1%

International Bank for Reconstruction & Development 4.75%, 2/15/35
(Cost: $314,076)	255,000	350,440

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.0%

United States – 7.0%

Banc of America Commercial Mortgage Trust
3.17%, 7/15/49, Series 2016-UB10, Class A4	255,000	270,617
3.12%, 2/15/50, Series 2017-BNK3, Class A2	200,000	204,858
3.37%, 2/15/50, Series 2017-BNK3, Class ASB	500,000	530,983
3.57%, 2/15/50, Series 2017-BNK3, Class A4	100,000	109,656

Benchmark Mortgage Trust
3.62%, 2/15/51, Series 2018-B2, Class A4	350,000	386,919
3.88%, 2/15/51, Series 2018-B2, Class A5^(c)	230,000	259,260
3.76%, 4/10/51, Series 2018-B3, Class A4	350,000	391,414
3.75%, 3/15/52, Series 2019-B9, Class A4	118,000	133,114
4.02%, 3/15/52, Series 2019-B9, Class A5	500,000	573,910

CD Mortgage Trust
3.33%, 11/13/50, Series 2017-CD6, Class ASB	104,000	110,565
4.28%, 8/15/51, Series 2018-CD7, Class A4	250,000	289,972

CFCRE Commercial Mortgage Trust 3.87%, 1/10/48, Series 2016-C3, Class A3	200,000	219,243

Citigroup Commercial Mortgage Trust
2.94%, 4/10/48, Series 2015-GC29, Class A3	65,000	68,210
3.76%, 6/10/48, Series 2015-GC31, Class A4	340,116	370,926
3.62%, 2/10/49, Series 2016-GC36, Class A5	500,000	544,526
3.46%, 12/10/49, Series 2016-P6, Class A4	500,000	544,090
3.72%, 12/10/49, Series 2016-P6, Class A5^(c)	100,000	110,485
3.47%, 9/15/50, Series 2017-P8, Class A4	300,000	327,189
3.52%, 9/10/58, Series 2015-GC33, Class AAB	300,000	315,671

Commercial Mortgage Pass Through Certificates
4.01%, 2/15/52, Series 2019-BN16, Class A4	350,000	401,738
3.02%, 6/15/60, Series 2017-BNK5, Class A3	500,000	521,243
3.39%, 6/15/60, Series 2017-BNK5, Class A5	190,000	206,638
4.23%, 9/15/60, Series 2018-BN14, Class A4^(c)	1,000,000	1,160,196
3.43%, 2/15/61, Series 2018-BN10, Class A4	10,000	10,937
4.26%, 5/15/61, Series 2018-BN12, Class A4^(c)	210,000	243,340
3.33%, 5/15/62, Series 2019-BN18, Class A3	300,000	328,196

Commercial Mortgage Trust
3.92%, 8/10/46, Series 2013-CR10, Class A3	99,733	106,918
4.21%, 8/10/46, Series 2013-CR10, Class A4^(c)	195,000	211,481
4.05%, 10/10/46, Series 2013-CR12, Class A4	500,000	537,850
4.19%, 11/10/46, Series 2013-CR13, Class A4^(c)	500,000	542,700
3.50%, 8/10/47, Series 2014-CR19, Class ASB	299,998	311,208
3.59%, 11/10/47, Series 2014-CR20, Class A4	500,000	537,940
3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	53,783
3.51%, 8/10/48, Series 2015-CR25, Class A3	670,000	722,160
3.76%, 8/10/48, Series 2015-CR25, Class A4	300,000	327,504
3.63%, 10/10/48, Series 2015-CR26, Class A4	218,000	236,627
3.53%, 2/10/49, Series 2016-CR28, Class ASB	400,000	421,491
4.23%, 5/10/51, Series 2018-COR3, Class A3	500,000	575,870
4.05%, 3/15/52, Series 2019-C15, Class A4	300,000	342,774

CSAIL Commercial Mortgage Trust 3.81%, 11/15/48, Series 2015-C4, Class A4	750,000	820,414

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
1.87%, 11/25/19, Series K712, Class A2	11,280	11,258
2.57%, 9/25/20, Series K504, Class A2^(c)	167,132	167,087
3.03%, 10/25/20, Series K714, Class A2^(c)	195,789	197,076
4.33%, 10/25/20, Series K010, Class A2^(c)	149,154	152,053
4.19%, 12/25/20, Series K012, Class A2^(c)	50,000	51,216
2.86%, 1/25/21, Series K715, Class A2	58,985	59,420
3.97%, 1/25/21, Series K013, Class A2^(c)	200,000	204,321
2.73%, 10/25/21, Series 2012-M1, Class A2	443,541	449,636

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
2.87%, 12/25/21, Series K017, Class A2	$48,226	$49,092
2.27%, 3/25/22, Series K019, Class A2	500,000	505,812
2.51%, 11/25/22, Series K026, Class A2	250,000	255,322
2.62%, 3/25/23, Series K035, Class A1	111,150	112,284
3.30%, 4/25/23, Series K031, Class A2^(c)	370,000	388,520
3.31%, 5/25/23, Series K032, Class A2^(c)	1,000,000	1,051,205
3.46%, 8/25/23, Series K035, Class A2^(c)	775,000	820,151
2.16%, 10/25/23, Series 2016-M7, Class AV2	300,000	304,737
3.00%, 1/25/24, Series K725, Class A2	1,000,000	1,049,124
3.06%, 8/25/24, Series K728, Class A2^(c)	500,000	526,301
2.49%, 11/25/24, Series K045, Class A1	199,748	203,464
2.67%, 12/25/24, Series K042, Class A2	160,000	166,622
3.06%, 12/25/24, Series K043, Class A2	199,000	210,743
3.02%, 1/25/25, Series K045, Class A2	55,000	58,224
3.16%, 5/25/25, Series KS03, Class A4^(c)	565,000	599,443
3.33%, 5/25/25, Series K047, Class A2^(c)	200,000	216,040
3.01%, 7/25/25, Series K049, Class A2	360,000	383,457
3.15%, 11/25/25, Series K052, Class A2	125,000	134,354
2.34%, 7/25/26, Series K058, Class A1	547,678	557,582
2.86%, 10/25/26, Series K065, Class A1	313,490	326,188
3.22%, 3/25/27, Series K064, Class A2	1,500,000	1,633,528
3.33%, 5/25/27, Series K065, Class AM	59,000	64,529
3.36%, 11/25/27, Series K071, Class AM^(c)	200,000	219,500
3.44%, 12/25/27, Series K072, Class A2	420,000	466,317
3.93%, 6/25/28, Series K079, Class A2	400,000	460,971
3.86%, 11/25/28, Series K086, Class A2^(c)	400,000	460,638
3.77%, 12/25/28, Series K087, Class A2	350,000	400,390
3.56%, 1/25/29, Series K089, Class A2	1,040,000	1,174,089
3.63%, 1/25/29, Series K089, Class AM^(c)	750,000	846,268
3.51%, 3/25/29, Series K091, Class A2	1,000,000	1,125,050
3.75%, 11/25/29, Series K155, Class A1	1,520,418	1,697,352

Federal National Mortgage Association Alternative Credit Enhancement Securities
2.72%, 2/25/22, Series 2012-M2, Class A2	417,760	425,772
2.38%, 5/25/22, Series 2012-M13, Class A2	69,929	70,713
2.30%, 9/25/22, Series 2012-M14, Class A2^(c)	47,078	47,640
2.71%, 4/25/23, Series 2013-M14, Class APT^(c)	71,314	73,156
3.33%, 10/25/23, Series 2013-M14, Class A2^(c)	94,511	99,938
3.50%, 1/25/24, Series 2014-M3, Class A2^(c)	90,704	96,612
3.10%, 7/25/24, Series 2014-M9, Class A2^(c)	596,000	626,017
2.30%, 10/25/24, Series 2015-M3, Class A1	295,543	299,356
2.72%, 10/25/24, Series 2015-M3, Class A2	250,000	260,042
2.58%, 3/25/26, Series 2016-M4, Class A2	518,000	537,437
2.14%, 5/25/26, Series 2016-M6, Class A1	170,393	172,584
2.00%, 6/25/26, Series 2016-M9, Class A1	421,408	423,769
2.50%, 9/25/26, Series 2016-M7, Class A2	190,000	196,315
2.50%, 10/25/26, Series 2017-M1, Class A2^(c)	500,000	515,238
2.89%, 2/25/27, Series 2017-M2, Class A2^(c)	1,000,000	1,056,488
3.20%, 11/25/27, Series 2017-M15, Class ATS2^(c)	500,000	531,528
3.44%, 6/25/28, Series 2018-M8, Class A2^(c)	80,000	88,189
3.30%, 4/25/29, Series 2017-M5, Class A2^(c)	64,000	69,385
3.09%, 2/25/30, Series 2018-M3, Class A1^(c)	980,756	1,040,144
3.82%, 9/25/30, Series 2018-M13, Class A2^(c)	300,000	342,505

GS Mortgage Securities Trust
4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	91,865
4.00%, 4/10/47, Series 2014-GC20, Class A5	250,000	270,060
3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	75,568
3.67%, 9/10/47, Series 2014-GC24, Class A4	300,000	322,135
3.93%, 9/10/47, Series 2014-GC24, Class A5	500,000	542,818
2.85%, 10/10/49, Series 2016-GS3, Class A4	235,000	245,969
3.44%, 11/10/49, Series 2016-GS4, Class A4^(c)	265,000	287,626
3.43%, 5/10/50, Series 2017-GS6, Class A3	400,000	433,845
3.43%, 8/10/50, Series 2017-GS7, Class A4	520,000	566,013
3.99%, 3/10/51, Series 2018-GS9, Class A4^(c)	500,000	566,013

JP Morgan Chase Commercial Mortgage Securities Trust
4.20%, 1/15/46, Series 2013-C13, Class AS^(c)	425,000	455,065
2.61%, 12/15/47, Series 2012-LC9, Class A4	10,211	10,201
2.82%, 8/15/49, Series 2016-JP2, Class A4	200,000	209,472
2.87%, 8/15/49, Series 2016-JP3, Class A5	375,000	393,749

JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45, Series 2013-C12, Class A5	100,000	105,977
4.13%, 8/15/46, Series 2013-C14, Class A4^(c)	95,000	102,474
3.93%, 1/15/47, Series 2013-C17, Class A3	91,925	98,386
4.00%, 4/15/47, Series 2014-C19, Class A4	200,000	216,644
3.37%, 11/15/47, Series 2014-C24, Class A4A1	800,000	849,030

See Notes to Financial Statements.

WisdomTree Trust	125

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value
3.29%, 1/15/48, Series 2014-C26, Class ASB	$150,000	$154,965
3.60%, 11/15/48, Series 2015-C32, Class A5	500,000	543,346

JPMCC Commercial Mortgage Securities Trust
3.46%, 3/15/50, Series 2017-JP5, Class A4	400,000	435,714
3.39%, 6/13/52, Series 2019-COR5, Class A4	500,000	546,891

JPMDB Commercial Mortgage Securities Trust 3.41%, 3/15/50, Series 2017-C5, Class A4	550,000	595,171

Morgan Stanley Bank of America Merrill Lynch Trust
3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	103,452
2.92%, 2/15/46, Series 2013-C7, Class A4	2,035,000	2,089,281
3.53%, 12/15/47, Series 2014-C19, Class A4	365,167	390,556
3.07%, 2/15/48, Series 2015-C20, Class ASB	250,000	258,181
3.25%, 2/15/48, Series 2015-C20, Class A4	200,000	211,360
3.08%, 3/15/48, Series 2015-C21, Class A3	650,000	680,971
3.04%, 4/15/48, Series 2015-C22, Class ASB	200,000	206,147
3.31%, 4/15/48, Series 2015-C22, Class A4	95,000	100,956
3.73%, 5/15/48, Series 2015-C24, Class A4	500,000	545,337
3.10%, 11/15/49, Series 2016-C31, Class A5	500,000	530,636
3.72%, 7/15/50, Series 2015-C23, Class A4	175,000	190,579

Morgan Stanley Capital I Trust
3.77%, 3/15/45, Series 2012-C4, Class AS	280,000	289,765
3.26%, 6/15/50, Series 2017-H1, Class A4	500,000	536,250
3.81%, 3/15/52, Series 2019-L2, Class A3	275,000	309,890

SG Commercial Mortgage Securities Trust 3.06%, 10/10/48, Series 2016-C5, Class A4	300,000	316,383

UBS Commercial Mortgage Trust
3.47%, 11/15/50	300,000	327,807
3.68%, 12/15/50, Series 2017-C7, Class A4	250,000	277,215
4.45%, 12/15/51, Series 2018-C14, Class A4	1,000,000	1,179,318

Wells Fargo Commercial Mortgage Trust
2.92%, 10/15/45, Series 2012-LC5, Class A3	194,240	199,371
3.17%, 2/15/48, Series 2015-C26, Class A4	200,000	211,063
3.64%, 6/15/48, Series 2015-C29, Class A4	250,000	271,016
3.70%, 11/15/48, Series 2015-C31, Class A4	100,000	109,240
2.65%, 8/15/49, Series 2016-BNK1, Class A3	200,000	206,600
2.40%, 11/15/49, Series 2016-NXS6, Class A2	350,000	352,420
2.92%, 11/15/49, Series 2016-NXS6, Class A4	265,000	278,019
3.45%, 7/15/50, Series 2017-C38, Class A5	200,000	217,653
3.82%, 8/15/50, Series 2014-LC16, Class A5	256,000	275,924
3.58%, 10/15/50, Series 2017-C40, Class A4	200,000	219,609
4.21%, 5/15/51, Series 2018-C44, Class A5	400,000	459,359
4.15%, 6/15/51, Series 2018-C45, Class ASB	395,000	440,244
4.02%, 5/15/52, Series 2019-C50, Class ASB	500,000	561,073
3.12%, 1/15/60, Series 2017-RC1, Class A2	120,000	122,704

WFRBS Commercial Mortgage Trust
2.88%, 12/15/45, Series 2012-C10, Class A3	500,000	513,509
4.15%, 8/15/46, Series 2013-C15, Class A4^(c)	200,000	215,856
4.42%, 9/15/46, Series 2013-C16, Class A5	100,000	109,031
3.03%, 12/15/46, Series 2013-C18, Class A2	156	157
4.02%, 12/15/46, Series 2013-C17, Class A4	60,000	64,677
4.10%, 3/15/47, Series 2014-C19, Class A5	775,000	842,848
3.41%, 8/15/47, Series 2014-C21, Class A4	225,000	238,275
3.43%, 11/15/47, Series 2014-C25, Class A3	40,000	41,151
3.63%, 11/15/47, Series 2014-C25, Class A5	100,000	107,640
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $59,368,545)		61,835,328

MUNICIPAL BONDS – 0.5%

United States – 0.5%

Alameda Corridor Transportation Authority 6.60%, 10/1/29, Series C	50,000	64,352

City of Chicago 7.38%, 1/1/33, Series B	275,000	331,199

Metropolitan Transportation Authority 7.34%, 11/15/39	275,000	456,824

Municipal Electric Authority of Georgia
6.64%, 4/1/57	70,000	98,315
6.66%, 4/1/57	65,000	95,585

See Notes to Financial Statements.

126	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

Nashville Health and Educational Facilities Board 4.05%, 7/1/26, Class B	$100,000	$111,093

New York City Water & Sewer System 5.44%, 6/15/43	225,000	326,705

State of California
7.55%, 4/1/39	335,000	562,405
7.60%, 11/1/40	275,000	474,719

State of Illinois
4.95%, 6/1/23	270,545	284,865
5.10%, 6/1/33	895,000	974,744

University of California 4.86%, 5/15/2112, Series AD	250,000	352,420
TOTAL MUNICIPAL BONDS (Cost: $3,686,982)		4,133,226

ASSET-BACKED SECURITIES – 2.7%

United States – 2.7%

Ally Auto Receivables Trust
3.09%, 6/15/23, Series 2018-2, Class A4	1,235,000	1,265,011
2.91%, 9/15/23, Series 2019-1, Class A3	107,000	109,080

American Express Credit Account Master Trust
3.06%, 2/15/24, Series 2018-6, Class A	1,250,000	1,281,572
3.18%, 4/15/24, Series 2018-8, Class A	100,000	102,958
2.87%, 10/15/24, Series 2019-1, Class A	100,000	103,110
2.67%, 11/15/24, Series 2019-2, Class A	505,000	517,992

Americredit Automobile Receivables Trust
3.15%, 3/20/23, Series 2018-2, Class A3	1,350,000	1,370,421
2.97%, 11/20/23, Series 2019-1, Class A3	200,000	204,038

BA Credit Card Trust 1.84%, 1/17/23, Series 2017-A2, Class A2	1,015,000	1,014,256

BMW Vehicle Lease Trust 2.84%, 11/22/21, Series 2019-1, Class A3	220,000	222,832

BMW Vehicle Owner Trust 2.51%, 6/25/24, Series 2018-A, Class A4	50,000	50,584

Capital One Multi-Asset Execution Trust
2.84%, 12/15/24, Series 2019-A1, Class A1	354,000	363,996
2.29%, 7/15/25, Series 2017-A6, Class A6	1,200,000	1,223,764

CarMax Auto Owner Trust
1.60%, 1/18/22, Series 2016-3, Class A4	500,000	497,963
3.05%, 3/15/24, Series 2019-1, Class A3	525,000	537,814
3.27%, 3/15/24, Series 2018-3, Class A4	500,000	520,871
3.26%, 8/15/24, Series 2019-1, Class A4	256,000	267,634

Chase Issuance Trust 1.49%, 7/15/22, Series 2016-A4, Class A4	500,000	498,026

Citibank Credit Card Issuance Trust
1.86%, 8/8/22, Series 2017-A8, Class A8	790,000	789,653
2.49%, 1/20/23, Series 2018-A1, Class A1	1,650,000	1,666,590

Discover Card Execution Note Trust
3.11%, 1/16/24, Series 2018-A4, Class A4	160,000	164,104
3.32%, 3/15/24, Series 2018-A5, Class A5	1,200,000	1,240,050
3.04%, 7/15/24, Series 2019-A1, Class A1	385,000	397,304

Drive Auto Receivables Trust 4.09%, 6/15/26, Series 2019-1, Class D	300,000	312,083

Ford Credit Auto Lease Trust 2.90%, 5/15/22, Series 2019-A, Class A3	750,000	760,314

Ford Credit Auto Owner Trust
1.92%, 4/15/22, Series 2017-A, Class A4	365,000	364,824
2.78%, 9/15/23, Series 2019-A, Class A3	150,000	152,831

GM Financial Automobile Leasing Trust 2.98%, 12/20/21, Series 2019-1, Class A3	200,000	202,570

GM Financial Consumer Automobile Receivables Trust
2.32%, 7/18/22, Series 2018-1, Class A3	430,000	431,359
3.02%, 5/16/23, Series 2018-3, Class A3	140,000	142,545
2.97%, 11/16/23, Series 2019-1, Class A3	55,000	56,011
2.65%, 2/16/24, Series 2019-2, Class A3	150,000	153,028
3.32%, 6/17/24, Series 2018-4, Class A4	74,000	77,443

Honda Auto Receivables Owner Trust
2.83%, 3/20/23, Series 2019-1, Class A3	425,000	434,155
2.21%, 3/21/24, Series 2017-4, Class A4	60,000	60,356
3.16%, 8/19/24, Series 2018-2, Class A4	640,000	657,608

Hyundai Auto Receivables Trust 2.79%, 7/15/22, Series 2018-A, Class A3	155,000	156,462

Mercedes-Benz Auto Lease Trust 3.10%, 11/15/21, Series 2019-A, Class A3	41,000	41,492

Nissan Auto Lease Trust 2.76%, 3/15/22, Series 2019-A, Class A3	25,000	25,329

Nissan Auto Receivables Owner Trust
2.12%, 4/18/22, Series 2017-C, Class A3	150,000	150,165
1.95%, 10/16/23, Series 2017-B, Class A4	485,000	485,537
2.90%, 10/16/23, Series 2019-A, Class A3	250,000	255,721

Synchrony Card Funding LLC
2.95%, 3/15/25, Series 2019-A1, Class A	140,000	143,805
2.34%, 6/15/25, Series 2019-A2, Class A	125,000	126,721

Toyota Auto Receivables Owner Trust
2.35%, 5/16/22, Series 2018-A, Class A3	1,032,000	1,035,729
3.00%, 5/15/24, Series 2019-A, Class A4	895,000	928,695

World Financial Network Credit Card Master Trust
3.07%, 12/16/24, Series 2018-A, Class A	500,000	507,497

World Omni Auto Receivables Trust
2.24%, 6/15/23, Series 2017-A, Class A4	75,000	75,392
3.33%, 4/15/24, Series 2018-D, Class A3	816,000	839,124
3.04%, 5/15/24, Series 2019-A, Class A3	109,000	111,571

See Notes to Financial Statements.

WisdomTree Trust	127

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2019

Investments	Principal Amount	Value

World Omni Automobile Lease Securitization Trust
2.83%, 7/15/21, Series 2018-A, Class A3	$70,000	$70,388
3.19%, 12/15/21, Series 2018-B, Class A3	300,000	304,953
2.94%, 5/15/23, Series 2018-A, Class A4	50,000	50,464
TOTAL ASSET-BACKED SECURITIES (Cost: $23,321,506)		23,523,795

REPURCHASE AGREEMENT – 1.3%

United States – 1.3%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/19 (tri-party custodian: The Bank of New York Mellon Corp.), 2.18% due 9/3/19; Proceeds at maturity – $11,782,853 (fully collateralized by Fannie Mae Pool, 3.50% – 4.50% due 7/1/49 – 8/1/49, Freddie Mac Pool, 2.50% – 3.50% due 8/1/49 and U.S. Treasury Bond Principal STRIPS, 0.00% due 8/15/27; Market value – $12,368,833)

(Cost: $11,780,000)	11,780,000	11,780,000

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%

United States – 2.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.13%(g)
(Cost: $17,816,175)(h)	17,816,175	17,816,175

TOTAL INVESTMENTS IN SECURITIES – 102.5% (Cost: $858,954,466)		901,879,234

Other Assets less Liabilities – (2.5)%		(21,686,263)

NET ASSETS – 100.0%		$880,192,971
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Security, or portion thereof, was on loan at August 31, 2019 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2019.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2019.

(h)

At August 31, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $19,871,706. The Fund also had securities on loan having a total market value of $772,145 that were sold and pending settlement. The total market value of the collateral held by the Fund was $21,262,602. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,446,427.

STRIPS – Separate Trading of Registered Interest and Principal of Securities.

See Notes to Financial Statements.

128	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 0.5%

Federal Home Loan Bank – 0.1%

Federal Home Loan Bank 3.63%, 6/11/21	$100,000	$103,594

Federal Home Loan Mortgage Corporation – 0.3%

Federal Home Loan Mortgage Corp. 2.38%, 1/13/22	250,000	254,858

Federal National Mortgage Association – 0.1%

Federal National Mortgage Association 2.63%, 9/6/24	100,000	105,796
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $450,714)		464,248

U.S. GOVERNMENT OBLIGATIONS – 29.0%

U.S. Treasury Bills – 1.4%

U.S. Treasury Bills 2.05%, 9/16/19*	110,000	109,918
2.09%, 9/16/19*	1,135,000	1,134,155

Total U.S. Treasury Bills		1,244,073

U.S. Treasury Bonds – 2.7%

U.S. Treasury Bond 7.88%, 2/15/21	413,000	449,622
8.13%, 5/15/21	433,800	481,162
7.63%, 11/15/22	1,222,000	1,457,879
6.25%, 8/15/23	69,600	82,510

Total U.S. Treasury Bonds		2,471,173

U.S. Treasury Notes – 24.9%

U.S. Treasury Note 1.50%, 4/15/20	2,000	1,996
1.38%, 5/31/20	1,000	997
3.63%, 2/15/21	526,000	540,958
1.13%, 2/28/21	1,003,000	995,615
2.00%, 2/28/21	1,442,700	1,450,900
1.25%, 3/31/21	1,046,000	1,040,198
2.25%, 3/31/21	1,832,000	1,850,105
1.13%, 6/30/21	1,165,000	1,155,921
1.63%, 6/30/21	1,100,000	1,101,461
2.63%, 7/15/21	1,059,300	1,080,134
2.00%, 11/15/21	352,000	355,933
1.88%, 11/30/21	498,000	502,260
1.88%, 1/31/22	724,000	730,773
1.88%, 3/31/22	139,000	140,469
1.75%, 6/30/22	125,000	126,116
2.13%, 12/31/22	908,000	928,714
2.63%, 6/30/23	332,800	347,724
2.50%, 8/15/23	1,801,000	1,875,889
2.75%, 8/31/23	1,309,200	1,376,322
2.88%, 9/30/23	1,614,000	1,706,773
2.13%, 3/31/24	2,000,000	2,062,695
2.00%, 5/31/24	2,000,000	2,054,805
1.75%, 7/31/24	1,200,000	1,220,086

Total U.S. Treasury Notes		22,646,844
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $25,722,151)		26,362,090

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 46.5%

United States – 46.5%

3M Co. 2.25%, 3/15/23	$113,000	$114,628

ABB Finance USA, Inc. 2.88%, 5/8/22	746,000	764,602

Abbott Laboratories 2.90%, 11/30/21	5,000	5,100

AbbVie, Inc. 2.90%, 11/6/22	449,000	457,633
2.85%, 5/14/23	165,000	168,305

Aetna, Inc. 3.50%, 11/15/24	45,000	47,047

Affiliated Managers Group, Inc. 4.25%, 2/15/24	25,000	26,893

Air Lease Corp. 2.13%, 1/15/20	169,000	168,910
3.88%, 4/1/21	111,000	113,596

Allergan Finance LLC 3.25%, 10/1/22	142,000	145,290

Allergan Funding SCS 3.45%, 3/15/22	71,000	72,953
3.85%, 6/15/24	5,000	5,277

Altria Group, Inc. 4.00%, 1/31/24	118,000	126,098

American Electric Power Co., Inc. 2.15%, 11/13/20	125,000	125,148

American Express Co. 2.65%, 12/2/22	124,000	126,482

American Express Credit Corp. 2.25%, 5/5/21	76,000	76,396

American Honda Finance Corp. 3.00%, 6/16/20	200,000	201,466
3.45%, 7/14/23	75,000	79,076

American International Group, Inc. 4.88%, 6/1/22	318,000	340,892

American Tower Corp. 3.45%, 9/15/21	25,000	25,618
2.25%, 1/15/22	86,000	86,367
3.50%, 1/31/23	358,000	372,250
3.00%, 6/15/23	5,000	5,135

Amgen, Inc. 3.63%, 5/15/22	164,000	169,997
2.25%, 8/19/23	24,000	24,175
3.63%, 5/22/24	95,000	101,087

Amphenol Corp. 2.20%, 4/1/20	215,000	214,977
3.20%, 4/1/24	50,000	51,701

Anthem, Inc. 3.30%, 1/15/23	169,000	174,725

Aon PLC 2.80%, 3/15/21	44,000	44,430

Apple, Inc. 2.40%, 5/3/23	150,000	153,264

Ares Capital Corp. 3.63%, 1/19/22	75,000	76,370
4.20%, 6/10/24	144,000	149,583

See Notes to Financial Statements.

WisdomTree Trust	129

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Arrow Electronics, Inc. 3.50%, 4/1/22	$65,000	$66,378

Associated Bank NA 3.50%, 8/13/21	264,000	269,663

Assurant, Inc. 4.20%, 9/27/23	64,000	66,955

AT&T, Inc. 4.00%, 1/15/22	17,000	17,753
3.00%, 2/15/22	200,000	204,559
3.20%, 3/1/22	16,000	16,422
4.45%, 4/1/24	115,000	125,202

Bank of America Corp.
5.63%, 7/1/20	90,000	92,586
2.37%, 7/21/21, (2.369% fixed rate until 7/21/20; 3-month U.S. dollar London Interbank Offered Rate + 0.66% thereafter)(a)	111,000	111,197
5.70%, 1/24/22	135,000	146,550
3.12%, 1/20/23, (3.124% fixed rate until 1/20/22; 3-month U.S. dollar London Interbank Offered Rate + 1.16% thereafter)(a)	30,000	30,687
2.88%, 4/24/23, (2.881% fixed rate until 4/24/22; 3-month U.S. dollar London Interbank Offered Rate + 1.021% thereafter)(a)	140,000	142,656
2.82%, 7/21/23, (2.816% fixed rate until 7/21/22; 3-month U.S. dollar London Interbank Offered Rate + 0.93% thereafter)(a)	175,000	178,701
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(a)	150,000	154,050
4.00%, 4/1/24	117,000	126,589

Bank of New York Mellon Corp. (The) 2.05%, 5/3/21	101,000	101,272
2.95%, 1/29/23	111,000	114,502

BB&T Corp. 2.05%, 5/10/21	41,000	41,047
3.75%, 12/6/23	113,000	120,657
2.50%, 8/1/24	150,000	152,500
2.85%, 10/26/24	50,000	51,635

Becton Dickinson and Co. 2.89%, 6/6/22	82,000	83,382

Berkshire Hathaway Finance Corp. 3.00%, 5/15/22	120,000	124,095

BGC Partners, Inc. 5.38%, 7/24/23	231,000	248,996

BlackRock, Inc. 3.50%, 3/18/24	34,000	36,646

Block Financial LLC 5.50%, 11/1/22	43,000	46,080

Boardwalk Pipelines L.P. 4.95%, 12/15/24	67,000	72,072

Boeing Co. (The) 8.75%, 8/15/21	243,000	273,370
2.80%, 3/1/23	250,000	256,292

Investments	Principal Amount	Value

BP Capital Markets America, Inc. 3.25%, 5/6/22	$87,000	$89,853
2.75%, 5/10/23	452,000	463,355

Bristol-Myers Squibb Co. 3.25%, 11/1/23	3,000	3,165

Broadcom Corp. 3.00%, 1/15/22	352,000	355,160
3.63%, 1/15/24	295,000	301,225

Broadcom, Inc. 3.13%, 10/15/22(b)	145,000	146,931

CA, Inc. 5.38%, 12/1/19	35,000	35,229
3.60%, 8/15/22	100,000	101,984

Campbell Soup Co. 3.65%, 3/15/23	120,000	125,056

Capital One Financial Corp. 4.75%, 7/15/21	126,000	131,760
3.50%, 6/15/23	48,000	50,159

Cardinal Health, Inc. 2.62%, 6/15/22	136,000	136,912

Caterpillar Financial Services Corp. 2.95%, 2/26/22	191,000	195,876

Caterpillar, Inc. 3.40%, 5/15/24	81,000	86,287

CBS Corp. 3.38%, 3/1/22	172,000	176,747

CC Holdings GS V LLC 3.85%, 4/15/23	247,000	260,542

Celanese US Holdings LLC 5.88%, 6/15/21	174,000	184,659
3.50%, 5/8/24	141,000	146,936

Celgene Corp. 3.25%, 8/15/22	209,000	215,985

Charter Communications Operating LLC 4.46%, 7/23/22	203,000	214,290

Cigna Corp. 3.75%, 7/15/23	171,000	179,862

Cimarex Energy Co. 4.38%, 6/1/24	52,000	54,862

Citibank NA 3.40%, 7/23/21	350,000	358,717

Citigroup, Inc. 2.65%, 10/26/20	84,000	84,519
2.35%, 8/2/21	70,000	70,470
4.50%, 1/14/22	80,000	84,437
2.75%, 4/25/22	250,000	254,567
2.70%, 10/27/22	8,000	8,140
3.88%, 10/25/23	607,000	647,941

CNH Industrial Capital LLC 4.38%, 11/6/20	191,000	195,273
4.88%, 4/1/21	81,000	83,948
4.38%, 4/5/22	50,000	52,188

Comcast Corp. 3.13%, 7/15/22	18,000	18,648
3.60%, 3/1/24	50,000	53,333

See Notes to Financial Statements.

130	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Comerica, Inc. 3.70%, 7/31/23	$83,000	$87,796

CommonSpirit Health 2.95%, 11/1/22	278,000	283,185

Constellation Brands, Inc. 4.25%, 5/1/23	372,000	398,761
4.75%, 11/15/24	132,000	147,111

Continental Resources, Inc. 5.00%, 9/15/22	27,000	27,259

Crown Castle International Corp. 2.25%, 9/1/21	153,000	153,046
5.25%, 1/15/23	81,000	88,667
3.15%, 7/15/23	178,000	183,955
3.20%, 9/1/24	48,000	49,700

Cummins, Inc. 3.65%, 10/1/23	80,000	85,440

CVS Health Corp. 3.35%, 3/9/21	3,000	3,060
3.70%, 3/9/23	235,000	245,763

Deere & Co. 2.60%, 6/8/22	191,000	194,648

Dell International LLC 4.00%, 7/15/24(b)	140,000	146,303

Delta Air Lines, Inc. 2.88%, 3/13/20	44,000	44,013
2.60%, 12/4/20	58,000	58,201

Dollar General Corp. 3.25%, 4/15/23	290,000	300,633

Dominion Energy, Inc. 2.00%, 8/15/21, Series C	33,000	32,876

Dow Chemical Co. (The) 4.13%, 11/15/21	165,000	171,322
3.00%, 11/15/22	163,000	166,551

DTE Energy Co. 2.60%, 6/15/22, Series B	150,000	151,595

Duke Energy Carolinas LLC 3.90%, 6/15/21	6,000	6,178
3.05%, 3/15/23	385,000	398,516

Eastman Chemical Co. 3.50%, 12/1/21	115,000	117,887

Eaton Corp. 2.75%, 11/2/22	191,000	194,928

Ecolab, Inc. 4.35%, 12/8/21	104,000	109,378

Edison International 2.13%, 4/15/20	80,000	79,577

Energy Transfer Operating L.P. 4.65%, 6/1/21	120,000	124,611
5.20%, 2/1/22	79,000	83,827

Energy Transfer Partners L.P. 4.50%, 11/1/23	137,000	145,700

Enterprise Products Operating LLC 2.55%, 10/15/19	98,000	97,995
5.20%, 9/1/20	8,000	8,231
4.05%, 2/15/22	2,000	2,093
3.90%, 2/15/24	186,000	199,061

Investments	Principal Amount	Value

EQM Midstream Partners L.P. 4.00%, 8/1/24	$50,000	$49,343

EQT Corp. 3.00%, 10/1/22	2,000	1,915

Exelon Generation Co. LLC 4.00%, 10/1/20	167,000	169,392
3.40%, 3/15/22	11,000	11,316
4.25%, 6/15/22	163,000	171,075

Expedia Group, Inc. 5.95%, 8/15/20	63,000	65,026

Express Scripts Holding Co. 3.30%, 2/25/21	233,000	236,405
4.75%, 11/15/21	222,000	233,901

FedEx Corp. 2.63%, 8/1/22	10,000	10,176

Fidelity National Information Services, Inc. 2.25%, 8/15/21	5,000	5,010

Fifth Third Bancorp 3.50%, 3/15/22	200,000	206,701

Fiserv, Inc. 2.75%, 7/1/24	150,000	153,410

Ford Motor Credit Co. LLC 3.47%, 4/5/21	195,000	196,966
3.81%, 10/12/21	90,000	91,635
3.35%, 11/1/22	350,000	352,088

Fox Corp. 3.67%, 1/25/22(b)	250,000	259,231
4.03%, 1/25/24(b)	29,000	31,106

General Dynamics Corp. 3.38%, 5/15/23	23,000	24,214

General Electric Co. 2.70%, 10/9/22	575,000	571,470
3.10%, 1/9/23	289,000	290,045

General Mills, Inc. 2.60%, 10/12/22	200,000	202,749
3.70%, 10/17/23	84,000	88,917

General Motors Co. 4.88%, 10/2/23	83,000	89,330

General Motors Financial Co., Inc. 3.55%, 4/9/21	198,000	201,369
3.20%, 7/6/21	154,000	155,939
3.45%, 1/14/22	155,000	158,017
3.45%, 4/10/22	154,000	157,106
3.15%, 6/30/22	161,000	163,267
3.25%, 1/5/23	60,000	60,992
3.70%, 5/9/23	148,000	151,903
5.10%, 1/17/24	18,000	19,471

Gilead Sciences, Inc. 3.25%, 9/1/22	111,000	115,051
3.70%, 4/1/24	118,000	125,448

Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	316,000	342,347
2.91%, 7/24/23, (2.905% fixed rate until 7/24/22; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(a)	175,000	177,865
4.00%, 3/3/24	70,000	75,287

See Notes to Financial Statements.

WisdomTree Trust	131

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Healthcare Trust of America Holdings L.P. 3.38%, 7/15/21	$5,000	$5,092
2.95%, 7/1/22	91,000	92,664

Hershey Co. (The) 3.38%, 5/15/23	7,000	7,364

Hess Corp. 3.50%, 7/15/24	135,000	137,987

Hewlett Packard Enterprise Co. 3.60%, 10/15/20	213,000	216,127

Honeywell International, Inc. 1.85%, 11/1/21	24,000	23,979

Host Hotels & Resorts L.P. 4.75%, 3/1/23, Series C	105,000	112,523

HP, Inc. 3.75%, 12/1/20	17,000	17,319
4.65%, 12/9/21	223,000	235,033

Huntington Bancshares, Inc. 3.15%, 3/14/21	80,000	81,182

Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 2/21/21	100,000	101,047

International Flavors & Fragrances, Inc. 3.20%, 5/1/23	109,000	111,445

International Lease Finance Corp. 8.25%, 12/15/20	16,000	17,174

International Paper Co. 4.75%, 2/15/22	11,000	11,631

Invesco Finance PLC 4.00%, 1/30/24	68,000	72,426

Jabil, Inc. 4.70%, 9/15/22	110,000	115,656

Jefferies Financial Group, Inc. 5.50%, 10/18/23	80,000	87,055

Jefferies Group LLC 6.88%, 4/15/21	5,000	5,335
5.13%, 1/20/23	5,000	5,395

JM Smucker Co. (The) 2.50%, 3/15/20	10,000	10,015

John Deere Capital Corp. 2.70%, 1/6/23	1,000	1,024
2.80%, 3/6/23	111,000	114,293
3.65%, 10/12/23	82,000	87,672
2.65%, 6/24/24	24,000	24,720

JPMorgan Chase & Co. 4.63%, 5/10/21	36,000	37,527
2.30%, 8/15/21	36,000	36,102
4.35%, 8/15/21	56,000	58,450
4.50%, 1/24/22	310,000	328,194
2.78%, 4/25/23, (2.776% fixed rate until 4/25/22; 3-month U.S. dollar London Interbank Offered Rate + 0.935% thereafter)(a)	156,000	158,480
3.63%, 5/13/24	119,000	127,334
3.80%, 7/23/24, (3.797% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.89% thereafter)(a)	100,000	106,271

Investments	Principal Amount	Value
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(a)	$170,000	$182,821

Kellogg Co. 4.00%, 12/15/20	5,000	5,116

Keurig Dr Pepper, Inc. 3.55%, 5/25/21	75,000	76,822

KeyCorp 2.90%, 9/15/20	67,000	67,565

Kinder Morgan Energy Partners L.P. 6.50%, 4/1/20	25,000	25,600
3.95%, 9/1/22	291,000	303,756
4.15%, 2/1/24	47,000	50,045

Kinder Morgan, Inc. 3.05%, 12/1/19	32,000	32,030

KLA Corp. 4.13%, 11/1/21	100,000	103,736
4.65%, 11/1/24	24,000	26,511

Kraft Heinz Foods Co. 3.50%, 6/6/22	433,000	443,401
4.00%, 6/15/23	11,000	11,437

Kroger Co. (The) 2.60%, 2/1/21	130,000	130,685
2.80%, 8/1/22	400,000	407,704

L3Harris Technologies, Inc. 3.85%, 6/15/23(b)	217,000	229,428

Lockheed Martin Corp. 3.10%, 1/15/23	75,000	77,883

M&T Bank Corp. 3.55%, 7/26/23	150,000	158,354

Marathon Petroleum Corp. 5.38%, 10/1/22	81,000	81,942

Marsh & McLennan Cos., Inc. 2.75%, 1/30/22	37,000	37,618

McCormick & Co., Inc. 3.15%, 8/15/24	17,000	17,731

McDonald’s Corp. 2.63%, 1/15/22	72,000	73,188

Metropolitan Life Global Funding I 2.40%, 6/17/22(b)	200,000	202,069

Micron Technology, Inc. 4.64%, 2/6/24	228,000	243,186

Microsoft Corp. 2.40%, 2/6/22	46,000	46,806
3.63%, 12/15/23	138,000	148,380

Molson Coors Brewing Co. 2.10%, 7/15/21	172,000	171,994

Moody’s Corp. 2.75%, 12/15/21	2,000	2,028

Morgan Stanley 5.50%, 7/28/21	80,000	84,903
2.75%, 5/19/22	126,000	128,212
4.88%, 11/1/22	258,000	277,640
3.75%, 2/25/23	103,000	108,402
3.88%, 4/29/24, Series F	141,000	151,381
3.70%, 10/23/24	15,000	16,031

See Notes to Financial Statements.

132	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Motorola Solutions, Inc. 3.75%, 5/15/22	$169,000	$174,864

MPLX L.P. 4.50%, 7/15/23	57,000	60,854

National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/21	209,000	211,970

Newell Brands, Inc. 3.85%, 4/1/23	19,000	19,573

Newfield Exploration Co. 5.75%, 1/30/22	22,000	23,528

Newmont Goldcorp Corp. 3.50%, 3/15/22	73,000	74,955

Northrop Grumman Corp. 2.08%, 10/15/20	68,000	68,056
3.25%, 8/1/23	514,000	538,340

Nucor Corp. 4.00%, 8/1/23	125,000	133,417

Office Properties Income Trust 4.00%, 7/15/22	5,000	5,111

Omnicom Group, Inc. 3.63%, 5/1/22	25,000	26,022

ONEOK, Inc. 4.25%, 2/1/22	82,000	85,229

Oracle Corp. 2.95%, 11/15/24	95,000	99,542

PACCAR Financial Corp. 2.80%, 3/1/21	15,000	15,200
2.85%, 3/1/22	310,000	316,634

Packaging Corp. of America 2.45%, 12/15/20	147,000	147,213

PepsiCo, Inc. 2.25%, 5/2/22	169,000	170,981

Philip Morris International, Inc. 2.63%, 2/18/22	85,000	86,152

Plains All American Pipeline L.P. 2.60%, 12/15/19	224,000	223,826

PNM Resources, Inc. 3.25%, 3/9/21	13,000	13,152

Primerica, Inc. 4.75%, 7/15/22	120,000	128,212

Private Export Funding Corp. 2.80%, 5/15/22, Series EE	41,000	42,281

Procter & Gamble Co. (The) 1.85%, 2/2/21	9,000	9,009

Regions Financial Corp. 3.80%, 8/14/23	150,000	158,850

Republic Services, Inc. 5.50%, 9/15/19	74,000	74,066
3.55%, 6/1/22	384,000	397,684

Rockwell Collins, Inc. 2.80%, 3/15/22	25,000	25,442

Roper Technologies, Inc. 2.80%, 12/15/21	5,000	5,073
3.13%, 11/15/22	4,000	4,111
3.65%, 9/15/23	309,000	325,681

Investments	Principal Amount	Value

Royal Caribbean Cruises Ltd. 2.65%, 11/28/20	$135,000	$135,394

Ryder System, Inc. 2.80%, 3/1/22	269,000	272,980

Sabine Pass Liquefaction LLC 6.25%, 3/15/22	385,000	415,842

Santander Holdings USA, Inc. 3.70%, 3/28/22	369,000	378,768

Sempra Energy 2.40%, 3/15/20	173,000	172,832
4.05%, 12/1/23	56,000	59,547

Sherwin-Williams Co. (The) 2.75%, 6/1/22	86,000	87,361

Simon Property Group L.P. 4.13%, 12/1/21	144,000	149,970
2.35%, 1/30/22	52,000	52,493

Southern California Edison Co. 1.85%, 2/1/22	48,571	47,812

Southern Power Co. 2.50%, 12/15/21, Series E	25,000	25,147

Southwest Airlines Co. 2.75%, 11/16/22	11,000	11,181

Spirit AeroSystems, Inc. 3.95%, 6/15/23	50,000	51,992

Stanley Black & Decker, Inc. 3.40%, 12/1/21	2,000	2,047

SunTrust Bank
3.69%, 8/2/24, (3.689% fixed rate until 8/2/23; 3-month U.S. dollar London Interbank Offered Rate + 0.735% thereafter)(a)	83,000	87,520

SunTrust Banks, Inc. 2.90%, 3/3/21	188,000	190,189

Synchrony Financial 2.85%, 7/25/22	150,000	152,085

Synovus Financial Corp. 3.13%, 11/1/22	4,000	4,016

Tapestry, Inc. 3.00%, 7/15/22	115,000	115,688

TD Ameritrade Holding Corp. 2.95%, 4/1/22	78,000	79,897

Tech Data Corp. 3.70%, 2/15/22	40,000	41,039

Time Warner Cable LLC 4.00%, 9/1/21	176,000	180,523

Timken Co. (The) 3.88%, 9/1/24	100,000	105,048

Total System Services, Inc. 3.80%, 4/1/21	28,000	28,594

Toyota Motor Credit Corp. 1.90%, 4/8/21	203,000	203,116
3.35%, 1/8/24	15,000	15,889

Trimble, Inc. 4.75%, 12/1/24	48,000	51,913

Tupperware Brands Corp. 4.75%, 6/1/21	54,000	55,089

See Notes to Financial Statements.

WisdomTree Trust	133

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Tyson Foods, Inc. 4.50%, 6/15/22	$161,000	$170,930
3.90%, 9/28/23	171,000	182,021

U.S. Bancorp 2.95%, 7/15/22	29,000	29,759

United Technologies Corp. 1.50%, 11/1/19	11,000	10,987
3.35%, 8/16/21	150,000	153,859
1.95%, 11/1/21	5,000	4,999
2.30%, 5/4/22	23,000	23,208
3.10%, 6/1/22	579,000	597,700
2.80%, 5/4/24	121,000	124,757

UnitedHealth Group, Inc. 3.35%, 7/15/22	63,000	65,432
3.50%, 2/15/24	20,000	21,234
2.38%, 8/15/24	200,000	203,277

Ventas Realty L.P. 3.25%, 8/15/22	253,000	260,174
3.50%, 4/15/24	124,000	130,460

Verizon Communications, Inc. 3.13%, 3/16/22	440,000	453,256
2.45%, 11/1/22	44,000	44,624

Viacom, Inc. 4.25%, 9/1/23	117,000	124,969

VMware, Inc. 2.30%, 8/21/20	39,000	39,013

Walgreen Co. 3.10%, 9/15/22	167,000	171,528

Walmart, Inc. 3.40%, 6/26/23	300,000	317,785

Waste Management, Inc. 4.75%, 6/30/20	104,000	106,125
2.40%, 5/15/23	87,000	88,426

Wells Fargo & Co. 2.50%, 3/4/21	84,000	84,525
3.50%, 3/8/22	244,000	252,683
2.63%, 7/22/22	266,000	270,583

Welltower, Inc. 3.63%, 3/15/24	250,000	263,628

Western Midstream Operating L.P. 5.38%, 6/1/21	29,000	29,993

WestRock RKT LLC 4.90%, 3/1/22	17,000	18,036
4.00%, 3/1/23	159,000	167,103

Williams Cos., Inc. (The) 3.60%, 3/15/22	225,000	231,733

Willis Towers Watson PLC 5.75%, 3/15/21	46,000	48,382

WRKCo, Inc. 3.00%, 9/15/24	190,000	193,916

Zimmer Biomet Holdings, Inc. 2.70%, 4/1/20	113,000	113,255
TOTAL U.S. CORPORATE BONDS (Cost: $41,233,638)		42,368,612

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 8.8%

Australia – 0.5%

BHP Billiton Finance USA Ltd. 3.25%, 11/21/21	$106,000	$108,839

Westpac Banking Corp. 2.10%, 5/13/21	112,000	112,313
3.30%, 2/26/24	250,000	263,543

Total Australia		484,695

Canada – 0.6%

Bank of Nova Scotia (The) 3.13%, 4/20/21	80,000	81,571

Canadian Imperial Bank of Commerce 2.55%, 6/16/22	102,000	103,830

Canadian Natural Resources Ltd. 3.45%, 11/15/21	3,000	3,065

Emera US Finance L.P. 2.70%, 6/15/21	111,000	111,830

Enbridge, Inc. 4.00%, 10/1/23	18,000	19,064

Fortis, Inc. 2.10%, 10/4/21	78,000	77,693

Kinross Gold Corp. 5.13%, 9/1/21	25,000	25,969

Rogers Communications, Inc. 3.00%, 3/15/23	24,000	24,698

TransCanada PipeLines Ltd. 2.50%, 8/1/22	126,000	127,102

Total Canada		574,822

France – 0.2%

Orange S.A. 4.13%, 9/14/21	36,000	37,485

Total Capital Canada Ltd. 2.75%, 7/15/23	169,000	174,380

Total France		211,865

Germany – 0.7%

Deutsche Bank AG 4.25%, 10/14/21	483,000	491,327

Kreditanstalt fuer Wiederaufbau 2.63%, 1/25/22	145,000	148,881

Total Germany		640,208

Ireland – 0.1%

AerCap Ireland Capital DAC 4.88%, 1/16/24	98,000	106,493

Japan – 2.1%

Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	391,000	398,734
3.22%, 3/7/22	109,000	111,795
2.67%, 7/25/22	389,000	393,844

Mizuho Financial Group, Inc. 2.95%, 2/28/22	190,000	193,533
3.92%, 9/11/24, (3.922% fixed rate until 9/11/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(a)	172,000	182,419

See Notes to Financial Statements.

134	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/21	$175,000	$177,146
2.06%, 7/14/21	102,000	101,908
2.44%, 10/19/21	290,000	291,840
2.85%, 1/11/22	23,000	23,389

Total Japan		1,874,608

Luxembourg – 0.1%

ArcelorMittal 5.50%, 3/1/21	42,000	43,832
6.25%, 2/25/22	8,000	8,685

Total Luxembourg		52,517

Mexico – 0.1%

Petroleos Mexicanos 5.38%, 3/13/22	10,000	10,275
4.63%, 9/21/23	68,000	68,204

Total Mexico		78,479

Netherlands – 0.8%

Cooperatieve Rabobank UA 3.88%, 2/8/22	308,000	321,935

NXP B.V. 4.88%, 3/1/24(b)	141,000	153,726

Shell International Finance B.V. 1.88%, 5/10/21	112,000	112,066
2.38%, 8/21/22	96,000	97,643

Total Netherlands		685,370

Norway – 0.0%

Equinor ASA 3.15%, 1/23/22	32,000	32,941

Peru – 0.2%

Southern Copper Corp. 3.50%, 11/8/22	208,000	214,021

Spain – 0.5%

Banco Santander S.A. 3.50%, 4/11/22	400,000	412,363

United Kingdom – 2.9%

Barclays PLC
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(a)	150,000	156,424

BAT Capital Corp. 2.76%, 8/15/22	392,000	396,991

GlaxoSmithKline Capital PLC 3.13%, 5/14/21	107,000	108,956

GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	127,000	131,087

HSBC Holdings PLC 4.00%, 3/30/22	18,000	18,892

Reynolds American, Inc. 6.88%, 5/1/20	231,000	237,659
4.00%, 6/12/22	121,000	126,571
4.85%, 9/15/23	50,000	54,651

Royal Bank of Scotland Group PLC 3.88%, 9/12/23	341,000	351,534

Investments	Principal Amount	Value
4.52%, 6/25/24, (4.519% fixed rate until 6/25/23; 3-month U.S. dollar London Interbank Offered Rate + 1.55% thereafter)(a)	$327,000	$343,426

Santander UK Group Holdings PLC 3.13%, 1/8/21	84,000	84,689

Santander UK PLC 2.88%, 6/18/24	200,000	203,449

Unilever Capital Corp. 3.25%, 3/7/24	125,000	132,016

Vodafone Group PLC 2.95%, 2/19/23	249,000	256,139

WPP Finance 2010 3.63%, 9/7/22	70,000	72,426

Total United Kingdom		2,674,910
TOTAL FOREIGN CORPORATE BONDS (Cost: $7,811,296)		8,043,292

FOREIGN GOVERNMENT AGENCIES – 0.0%

Canada – 0.0%

Province of Quebec Canada 2.63%, 2/13/23
(Cost: $25,655)	26,000	26,892

FOREIGN GOVERNMENT OBLIGATIONS – 1.7%

Colombia – 0.5%

Colombia Government International Bond 4.38%, 7/12/21	30,000	31,178
4.00%, 2/26/24	337,000	359,835
8.13%, 5/21/24	16,000	20,080

Total Colombia		411,093

Hungary – 0.1%

Hungary Government International Bond 6.25%, 1/29/20	1,000	1,017
6.38%, 3/29/21	72,000	76,571

Total Hungary		77,588

Mexico – 0.5%

Mexico Government International Bond 8.13%, 12/30/19	62,000	63,382
3.63%, 3/15/22	284,000	294,653
4.00%, 10/2/23	78,000	82,584

Total Mexico		440,619

Panama – 0.3%

Panama Government International Bond 4.00%, 9/22/24	250,000	270,628

Poland – 0.2%

Republic of Poland Government International Bond 5.13%, 4/21/21	26,000	27,349
3.00%, 3/17/23	192,000	199,643

Total Poland		226,992

Uruguay – 0.1%

Uruguay Government International Bond 8.00%, 11/18/22	55,000	62,426
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,436,979)		1,489,346

See Notes to Financial Statements.

WisdomTree Trust	135

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2019

Investments	Principal Amount	Value

SUPRANATIONAL BOND – 0.1%
European Investment Bank 2.88%, 8/15/23 (Cost: $110,914)	$110,000	$115,999

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.4%

United States – 10.4%

Citigroup Commercial Mortgage Trust 2.95%, 9/10/58, Series 2015-GC33, Class A2	425,000	427,442

Commercial Mortgage Pass Through Certificates 1.89%, 8/10/49, Series 2016-C3, Class A2	318,000	316,307

Commercial Mortgage Trust 3.29%, 12/10/44, Series 2012-LC4, Class A4	464,907	475,845
3.80%, 8/10/46, Series 2013-CR10, Class ASB	65,023	67,424
2.85%, 5/10/48, Series 2015-CR23, Class A2	117,000	117,184
3.04%, 11/10/49, Series 2016-CD2, Class A2	1,061,000	1,080,289

CSAIL Commercial Mortgage Trust 2.99%, 6/15/50, Series 2017-C8, Class A2	344,000	352,011

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 4.19%, 12/25/20, Series K012, Class A2^(a)	150,000	153,649
2.79%, 1/25/22, Series K718, Class A2	300,000	305,842

JP Morgan Chase Commercial Mortgage Securities Trust 4.17%, 12/15/46, Series 2013-C16, Class A4	1,432,000	1,554,109

JPMBB Commercial Mortgage Securities Trust 4.00%, 4/15/47, Series 2014-C19, Class A4	550,000	595,771
3.01%, 8/15/48, Series 2015-C31, Class A2	14,760	14,818

JPMCC Commercial Mortgage Securities Trust 3.24%, 3/15/50, Series 2017-JP5, Class A2	680,000	697,072

Morgan Stanley Bank of America Merrill Lynch Trust
3.18%, 8/15/45, Series 2012-C5, Class A4	505,700	520,332
4.05%, 4/15/47, Series 2014-C15, Class A4	250,000	271,224
3.44%, 8/15/47, Series 2014-C17, Class A4	270,643	286,441
3.53%, 8/15/47, Series 2014-C17, Class A3	205,000	210,125
2.74%, 4/15/48, Series 2015-C22, Class A2	625,000	625,183
2.70%, 12/15/48, Series 2013-C8, Class ASB	37,601	37,879

UBS-Barclays Commercial Mortgage Trust 2.85%, 12/10/45, Series 2012-C4, Class A5	335,600	344,496
3.19%, 3/10/46, Series 2013-C5, Class A4	407,000	422,337

Wells Fargo Commercial Mortgage Trust 2.53%, 10/15/45, Series 2012-LC5, Class ASB	28,525	28,667
2.60%, 6/15/49, Series 2016-C34, Class A2	75,000	75,470
3.12%, 1/15/60, Series 2017-RC1, Class A2	471,000	481,615

WFRBS Commercial Mortgage Trust 2.45%, 12/15/45, Series 2012-C10, Class ASB	34,485	34,620
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $9,329,799)		9,496,152

ASSET-BACKED SECURITIES – 2.4%

United States – 2.4%

Americredit Automobile Receivables Trust 2.41%, 7/8/22, Series 2016-4, Class C	617,000	619,265
2.97%, 11/20/23, Series 2019-1, Class A3	200,000	204,038

Carmax Auto Owner Trust 2.30%, 4/15/25, Series 2019-3, Class A4	100,000	101,784

Ford Credit Auto Lease Trust 2.84%, 9/15/21, Series 2019-A, Class A2A	200,000	200,743
3.30%, 2/15/22, Series 2018-B, Class A4	125,000	127,330

Ford Credit Auto Owner Trust 2.85%, 8/15/24, Series 2019-A, Class A4	100,000	102,880

GM Financial Automobile Leasing Trust 3.30%, 7/20/22, Series 2018-3, Class A4	125,000	127,065

GM Financial Consumer Automobile Receivables Trust
2.57%, 7/17/23, Series 2018-1, Class B	243,000	246,132

Honda Auto Receivables Owner Trust 2.90%, 6/18/24, Series 2019-1, Class A4	200,000	205,224

Hyundai Auto Receivables Trust 2019-A 2.66%, 6/15/23, Series 2019-A, Class A3	100,000	101,722

Synchrony Card Funding LLC 2.95%, 3/15/25, Series 2019-A1, Class A	100,000	102,718
TOTAL ASSET-BACKED SECURITIES (Cost: $2,105,017)		2,138,901

TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $88,226,163)		90,505,532

Other Assets less Liabilities – 0.6%		546,232

NET ASSETS – 100.0%		$91,051,764
*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Rate shown reflects the accrual rate as of August 31, 2019 on securities with variable or step rates.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

136	WisdomTree Trust

Schedule of Investments

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (RPUT)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 96.9%

U.S. Treasury Bill – 96.9%

U.S. Treasury Bill 1.94%, 11/21/19*	$950,000	$945,970

TOTAL INVESTMENTS IN SECURITIES – 96.9% (Cost: $945,935)		945,970

Other Assets less Liabilities – 3.1%		30,170

NET ASSETS – 100.0%		$976,140
*	Interest rate shown reflects the yield to maturity at the time of purchase.

WRITTEN PUT OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Unrealized Appreciation	Value
Russell 2000 Index	(6)	$(888,000)	$1,480	9/20/2019	$(18,870)	$5,010	$(13,860)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

WisdomTree Trust	137

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 97.6%

U.S. Treasury Bills – 97.6%

U.S. Treasury Bills
1.95%, 11/14/19*	$137,000,000	$136,472,047
1.91%, 11/21/19*	70,000,000	69,703,019

TOTAL INVESTMENTS IN SECURITIES – 97.6% (Cost: $206,166,984)		206,175,066

Other Assets less Liabilities – 2.4%		5,175,130

NET ASSETS – 100.0%		$211,350,196
*	Interest rate shown reflects the yield to maturity at the time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN PUT OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Unrealized Appreciation	Value
S&P 500 Index	(741)	$(214,149,000)	$2,890	9/20/2019	$(4,540,574)	$2,010,059	$(2,530,515)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

138	WisdomTree Trust

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2019

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 90.6%

U.S. Treasury Bills – 90.6%

U.S. Treasury Bills
2.33%, 9/12/19*(a)	$6,530,000	$6,526,947
2.20%, 9/19/19*	190,040,000	189,875,298

TOTAL INVESTMENTS IN SECURITIES – 90.6% (Cost: $196,359,964)		196,402,245

Other Assets less Liabilities – 9.4%		20,472,325

NET ASSETS – 100.0%		$216,874,570
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $6,526,947 as of August 31, 2019.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of Montreal	9/18/2019	10,164,000	JPY	95,986	USD	$—	$(134)
Bank of Montreal	9/18/2019	133,125	USD	14,320,000	JPY	—	(1,920)
Bank of Montreal	9/18/2019	74,818	USD	8,059,000	JPY	—	(1,183)
Canadian Imperial Bank of Commerce†	9/18/2019	892,589,000	JPY	8,410,733	USD	6,853	—
Canadian Imperial Bank of Commerce†	9/18/2019	15,709,986	USD	1,704,612,000	JPY	—	(365,406)
Canadian Imperial Bank of Commerce†	12/18/2019	1,356,265,000	JPY	12,858,944	USD	11,296	—
HSBC Holdings PLC	9/18/2019	205,470	USD	22,050,000	JPY	—	(2,473)
Societe Generale	9/18/2019	130,591	USD	14,011,000	JPY	—	(1,540)
State Street Bank and Trust	9/18/2019	873,563,000	JPY	8,125,079	USD	113,081	—
State Street Bank and Trust	9/18/2019	1,836,000	JPY	17,025	USD	290	—
State Street Bank and Trust	9/18/2019	140,876	USD	15,100,000	JPY	—	(1,525)
						$131,520	$(374,181)
†	As of August 31, 2019, the Fund posted cash collateral of $520,000 with the counterparty, Canadian Imperial Bank of Commerce, for foreign currency contracts.

CURRENCY LEGEND
JPY	Japanese yen
USD	U.S. dollar

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar Currency	189	12/16/19	$(12,751,830)	$208
British Pound Currency	167	12/16/19	(12,736,881)	(276)
Canadian Dollar Currency	113	12/17/19	(8,493,645)	546
Coffee “C”	357	12/18/19	(12,965,794)	517,613
Copper	198	12/27/19	(12,629,925)	572,700
Corn	687	12/13/19	(12,700,913)	—
Cotton No. 2	432	12/06/19	(12,707,280)	1,515,245
Euro Currency	92	12/16/19	(12,724,175)	(577)
Live Cattle	306	12/31/19	(12,689,820)	738,020
Soybean	293	11/14/19	(12,730,850)	328,963
Wheat	359	12/13/19	(8,301,875)	504,300
			$(131,432,988)	$4,176,742

See Notes to Financial Statements.

WisdomTree Trust	139

Schedule of Investments (concluded)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2019

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	97	12/19/19	$12,776,719	$372,619
Gold 100 Ounce	83	12/27/19	12,694,020	855,530
Silver	139	12/27/19	12,747,690	1,257,255
Swiss Franc Currency	66	12/16/19	8,405,100	(1,238)
U.S. Treasury Long Bond	77	12/19/19	12,724,250	806,082
			$59,347,779	$3,290,248
Total – Net			$(72,085,209)	$7,466,990

See Notes to Financial Statements.

140	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2019

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$42,638,582	$17,775,443	$14,255,046	$35,728,071	$199,395,273

Investment in affiliates, at cost (Note 3)	1,857,448	1,169,777	793,239	—	—

Repurchase agreements, at cost	—	7,960,000	5,590,000	—	13,310,000

Foreign currency, at cost	—	61	—	—	869,735
Investments in securities, at value[1,2] (Note 2)	42,645,305	17,778,299	14,257,347	37,041,225	176,073,424

Investment in affiliates, at value (Note 3)	1,854,440	1,167,796	791,896	—	—

Repurchase agreements, at value (Note 2)	—	7,960,000	5,590,000	—	13,310,000

Cash	214,500	95,436	63,349	636,232	957,783

Deposits at broker for futures contracts	—	—	—	46,251	—

Foreign currency, at value	—	58	—	—	732,288

Unrealized appreciation on foreign currency contracts	602,682	51,835	10,409	—	178,703

Receivables:

Investment securities sold	—	—	—	—	1,322,380

Securities lending income	—	—	—	270	—

Interest	—	964	677	492,516	3,583,304

Foreign tax reclaims	—	—	—	—	13,576
Total Assets	45,316,927	27,054,388	20,713,678	38,216,494	196,171,458
LIABILITIES:

Unrealized depreciation on foreign currency contracts	323,296	1,000,302	695,259	—	207,051

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	1,835,305	—

Net variation margin on futures contracts	—	—	—	587	—

Advisory fees (Note 3)	19,676	9,917	9,316	18,601	92,060

Service fees (Note 2)	175	98	75	137	737

Foreign capital gains tax	—	—	—	—	88,661
Total Liabilities	343,147	1,010,317	704,650	1,854,630	388,509
NET ASSETS	$44,973,780	$26,044,071	$20,009,028	$36,361,864	$195,782,949
NET ASSETS:

Paid-in capital	$52,302,700	$27,574,929	$67,235,069	$44,504,586	$241,245,265

Total distributable earnings (loss)	(7,328,920)	(1,530,858)	(47,226,041)	(8,142,722)	(45,462,316)
NET ASSETS	$44,973,780	$26,044,071	$20,009,028	$36,361,864	$195,782,949
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,600,000	1,050,000	1,100,000	500,000	5,700,000
Net asset value per share	$28.11	$24.80	$18.19	$72.72	$34.35
[1] Includes market value of securities out on loan of:	—	—	—	$2,653,902	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	141

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2019

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree Negative Duration U.S. Aggregate Bond Fund
ASSETS:

Investments, at cost	$1,650,793,776	$270,160,855	$72,302,612	$37,641,524	$22,608,721
Investments in securities, at value[1,2] (Note 2)	1,649,535,673	268,978,582	77,065,098	37,506,780	24,109,815

Cash	78,325	1,531,739	572,281	56,787	260,043

Deposits at broker for futures contracts	—	988,713	752,044	545,497	471,450

Receivables:

Investment securities sold	129,400,024	109,805	881,193	7,237	438,180

Capital shares sold	5,010,695	—	—	—	—

Securities lending income	—	15,112	237	2,270	58

Interest	3,089,799	4,165,574	445,111	550,823	142,327
Total Assets	1,787,114,516	275,789,525	79,715,964	38,669,394	25,421,873
LIABILITIES:

Securities sold short, at value[3]	—	—	—	—	439,216

Payables:

Cash collateral received for securities loaned (Note 2)	—	28,144,890	1,546,525	5,632,520	651,478

Investment securities purchased	134,445,982	—	1,761,934	—	51,824

Advisory fees (Note 3)	298,403	90,358	15,763	13,606	5,818

Service fees (Note 2)	8,753	925	302	125	91

Net variation margin on futures contracts	—	87,849	54,326	32,416	25,684

Interest on securities sold short	—	—	—	—	590
Total Liabilities	134,753,138	28,324,022	3,378,850	5,678,667	1,174,701
NET ASSETS	$1,652,361,378	$247,465,503	$76,337,114	$32,990,727	$24,247,172
NET ASSETS:

Paid-in capital	$1,654,198,135	$260,836,886	$79,403,661	$40,893,781	$29,680,399

Total distributable earnings (loss)	(1,836,757)	(13,371,383)	(3,066,547)	(7,903,054)	(5,433,227)
NET ASSETS	$1,652,361,378	$247,465,503	$76,337,114	$32,990,727	$24,247,172
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	65,950,000	10,700,000	1,600,000	1,800,000	600,000
Net asset value per share	$25.05	$23.13	$47.71	$18.33	$40.41
[1] Includes market value of securities out on loan of:	—	$27,843,299	$1,718,106	$5,570,237	$866,853
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Proceeds received on securities sold short:	—	—	—	—	$437,590

See Notes to Financial Statements.

142	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2019

	WisdomTree Yield Enhanced Global Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund
ASSETS:

Investments, at cost	$1,445,009	$847,174,466	$88,226,163	$945,935	$206,166,984

Investment in affiliates, at cost (Note 3)	1,081,659	—	—	—	—

Repurchase agreements, at cost	—	11,780,000	—	—	—

Foreign currency, at cost	6,290	—	—	—	—
Investments in securities, at value[1,2] (Note 2)	1,532,272	890,099,234	90,505,532	945,970	206,175,066

Investment in affiliates, at value (Note 3)	1,190,982	—	—	—	—

Repurchase agreements, at value (Note 2)	—	11,780,000	—	—	—

Cash	10,290	8,450,507	—	44,392	7,775,346

Foreign currency, at value	6,245	—	—	—	—

Unrealized appreciation on foreign currency contracts	17,343	—	—	—	—

Receivables:

Investment securities sold	91,253	26,230,353	13,428	—	—

Capital shares sold	—	15,812,383	—	—	—

Securities lending income	—	1,986	—	—	—

Interest	11,775	5,893,035	677,785	—	—
Total Assets	2,860,160	958,267,498	91,196,745	990,362	213,950,412
LIABILITIES:

Due to custodian	—	—	135,373	—	—

Unrealized depreciation on foreign currency contracts	1,804	—	—	—	—

Written options, at value[3]	—	—	—	13,860	2,530,515

Payables:

Cash collateral received for securities loaned (Note 2)	—	17,816,175	—	—	—

Investment securities purchased	77,297	60,171,220	—	—	—

Advisory fees (Note 3)	341	84,050	9,268	358	68,903

Service fees (Note 2)	10	3,082	340	4	798
Total Liabilities	79,452	78,074,527	144,981	14,222	2,600,216
NET ASSETS	$2,780,708	$880,192,971	$91,051,764	$976,140	$211,350,196
NET ASSETS:

Paid-in capital	$2,499,995	$839,644,082	$88,789,242	$1,407,083	$225,531,854

Total distributable earnings (loss)	280,713	40,548,889	2,262,522	(430,943)	(14,181,658)
NET ASSETS	$2,780,708	$880,192,971	$91,051,764	$976,140	$211,350,196
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	100,000	16,700,000	1,800,000	50,000	7,700,000
Net asset value per share	$27.81	$52.71	$50.58	$19.52	$27.45
[1] Includes market value of securities out on loan of:	—	$19,871,706	—	—	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Premiums received on written options:	—	—	—	$18,870	$4,540,574

See Notes to Financial Statements.

WisdomTree Trust	143

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2019

WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$196,359,964
Investments in securities, at value	196,402,245

Cash	20,012,054

Cash collateral posted for foreign currency contracts	520,000

Receivable for net variation margin on futures contracts	302,648

Unrealized appreciation on foreign currency contracts	131,520
Total Assets	217,368,467
LIABILITIES:

Unrealized depreciation on foreign currency contracts	374,181

Payables:

Advisory fees (Note 3)	118,911

Service fees (Note 2)	805
Total Liabilities	493,897
NET ASSETS	$216,874,570
NET ASSETS:

Paid-in capital	$223,285,703

Total distributable earnings (loss)	(6,411,133)
NET ASSETS	$216,874,570
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,550,000
Net asset value per share	$39.08

See Notes to Financial Statements.

144	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2019

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$57,538	$24,791	$17,537	$—	$—

Interest[1]	1,364,317	643,443	451,201	1,895,804	11,821,530

Securities lending income (Note 2)	—	—	—	4,523	—
Total investment income	1,421,855	668,234	468,738	1,900,327	11,821,530
EXPENSES:

Advisory fees (Note 3)	321,465	132,604	115,865	234,319	1,028,635

Service fees (Note 2)	2,829	1,297	927	1,718	8,229
Total expenses	324,294	133,901	116,792	236,037	1,036,864
Expense waivers (Note 3)	(4,119)	(1,552)	(989)	—	—
Net expenses	320,175	132,349	115,803	236,037	1,036,864
Net investment income	1,101,680	535,885	352,935	1,664,290	10,784,666
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	1,955	14,070	6,623	(204,707)	(8,178,371)

Investment transactions in affiliates (Note 3)	(2,817)	—	(245)	—	—

In-kind redemptions	—	—	—	—	(9,120,891)

Futures contracts	—	—	—	(400,131)	—

Foreign currency contracts	2,711,826	(1,001,081)	(423,691)	—	1,672

Foreign currency related transactions	(846)	13,503	(5,951)	—	(165,248)
Net realized gain (loss)	2,710,118	(973,508)	(423,264)	(604,838)	(17,462,838)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	(4,151)	223	80	2,935,096	25,688,891

Investment transactions in affiliates (Note 3)	912	(955)	(296)	—	—

Futures contracts	—	—	—	(7,289)	—

Foreign currency contracts	(409,821)	122,110	681,093	—	826,843

Translation of assets and liabilities denominated in foreign currencies	—	(1)	—	—	772
Net increase (decrease) in unrealized appreciation/depreciation	(413,060)	121,377	680,877	2,927,807	26,516,506
Net realized and unrealized gain (loss) on investments	2,297,058	(852,131)	257,613	2,322,969	9,053,668
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,398,738	$(316,246)	$610,548	$3,987,259	$19,838,334
[1] Net of foreign withholding tax of:	—	—	—	—	$262,757
[2] Net of foreign capital gains tax of:	—	—	—	—	$5,469
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$83,858

See Notes to Financial Statements.

WisdomTree Trust	145

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended August 31, 2019

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree Negative Duration U.S. Aggregate Bond Fund
INVESTMENT INCOME:

Interest	$41,176,452	$15,547,033	$2,293,088	$2,928,382	$937,352

Payment-in-kind interest	—	24,776	—	2,429	—

Securities lending income (Note 2)	—	183,579	1,564	43,305	521
Total investment income	41,176,452	15,755,388	2,294,652	2,974,116	937,873
EXPENSES:

Advisory fees (Note 3)	2,597,270	1,138,188	170,642	240,728	84,428

Service fees (Note 2)	76,187	11,647	3,265	2,207	1,326
Total expenses	2,673,457	1,149,835	173,907	242,935	85,754
Net investment income	38,502,995	14,605,553	2,120,745	2,731,181	852,119
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,390,384)	(5,936,265)	38,432	(862,284)	63,944

In-kind redemptions	(273,253)	(658,366)	238,809	(388,523)	(5,483)

Futures contracts	—	(5,797,359)	(5,643,851)	(5,291,995)	(4,237,271)

Securities sold short	—	—	—	(61)	(22,894)
Net realized loss	(1,663,637)	(12,391,990)	(5,366,610)	(6,542,863)	(4,201,704)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(1,293,067)	(656,676)	5,223,318	(166,175)	1,824,848

Futures contracts	—	180,777	174,866	223,028	162,738

Securities sold short	—	—	—	—	231
Net increase (decrease) in unrealized appreciation/depreciation	(1,293,067)	(475,899)	5,398,184	56,853	1,987,817
Net realized and unrealized gain (loss) on investments	(2,956,704)	(12,867,889)	31,574	(6,486,010)	(2,213,887)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,546,291	$1,737,664	$2,152,319	$(3,754,829)	$(1,361,768)

See Notes to Financial Statements.

146	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2019

	WisdomTree Yield Enhanced Global Aggregate Bond Fund[1]	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$34,740	$—	$—	$—	$—

Interest[2]	11,272	17,759,328	1,782,597	34,291	5,049,111

Securities lending income (Note 2)	—	13,002	—	—	—
Total investment income	46,012	17,772,330	1,782,597	34,291	5,049,111
EXPENSES:

Advisory fees (Note 3)	3,752	1,053,380	120,641	9,005	1,027,077

Service fees (Note 2)	82	23,174	2,654	81	10,271
Total expenses	3,834	1,076,554	123,295	9,086	1,037,348
Expense waivers (Note 3)	(1,219)	(421,352)	(48,257)	(1,103)	(140,056)
Net expenses	2,615	655,202	75,038	7,983	897,292
Net investment income	43,397	17,117,128	1,707,559	26,308	4,151,819
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	9,610	360,959	57,506	52	2,856

Investment transactions in affiliates (Note 3)	24,137	—	—	—	—

In-kind redemptions	—	(529,533)	(166,483)	—	—

Written options	—	—	—	(392,403)	(17,498,390)

Securities sold short	—	33,745	—	—	—

Foreign currency contracts	61,033	—	—	—	—

Foreign currency related transactions	(25,972)	—	—	—	—
Net realized gain (loss)	68,808	(134,829)	(108,977)	(392,351)	(17,495,534)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	87,263	52,456,377	2,647,541	(594)	(20,808)

Investment transactions in affiliates (Note 3)	109,323	—	—	—	—

Written options	—	—	—	(50,350)	294,219

Securities sold short	—	23,776	—	—	—

Foreign currency contracts	15,539	—	—	—	—

Translation of assets and liabilities denominated in foreign currencies	(256)	—	—	—	—
Net increase (decrease) in unrealized appreciation/depreciation	211,869	52,480,153	2,647,541	(50,944)	273,411
Net realized and unrealized gain (loss) on investments	280,677	52,345,324	2,538,564	(443,295)	(17,222,123)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$324,074	$69,462,452	$4,246,123	$(416,987)	$(13,070,304)
[1] For the period December 13, 2018 (commencement of operations) through August 31, 2019.
[2] Net of foreign withholding tax of:	$68	—	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	147

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended August 31, 2019

WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Interest	$4,473,082
Total investment income	4,473,082
EXPENSES:

Advisory fees (Note 3)	1,629,677

Service fees (Note 2)	9,560
Total expenses	1,639,237
Expense waivers (Note 3)	(217,290)
Net expenses	1,421,947
Net investment income	3,051,135
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,245

Futures contracts	(8,130,976)

Foreign currency contracts	(890,800)

Payment by sub-advisor (Note 3)	3,400
Net realized loss	(9,017,131)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	21,544

Futures contracts	5,356,141

Foreign currency contracts	(123,647)
Net increase in unrealized appreciation/depreciation	5,254,038
Net realized and unrealized loss on investments	(3,763,093)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(711,958)

See Notes to Financial Statements.

148	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Chinese Yuan Strategy Fund		WisdomTree Emerging Currency Strategy Fund

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,101,680	$740,847	$535,885	$348,338	$352,935	$371,692

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	2,710,118	1,098,780	(973,508)	1,985,943	(423,264)	(439,115)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(413,060)	614,970	121,377	(2,266,958)	680,877	(1,887,488)
Net increase (decrease) in net assets resulting from operations	3,398,738	2,454,597	(316,246)	67,323	610,548	(1,954,911)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(740,869)	—	(348,348)	—	(371,701)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	17,885,528	48,951,113	—	1,365,571	3,756,468	7,566,082

Cost of shares redeemed	(66,454,058)	(98,983,147)	(5,152,775)	(7,883,325)	(12,732,023)	(26,620,416)
Net decrease in net assets resulting from capital share transactions	(48,568,530)	(50,032,034)	(5,152,775)	(6,517,754)	(8,975,555)	(19,054,334)
Net Decrease in Net Assets	(45,910,661)	(47,577,437)	(5,817,369)	(6,450,431)	(8,736,708)	(21,009,245)
NET ASSETS:

Beginning of year	$90,884,441	$138,461,878	$31,861,440	$38,311,871	$28,745,736	$49,754,981

End of year[1]	$44,973,780	$90,884,441	$26,044,071	$31,861,440	$20,009,028	$28,745,736
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,400,000	5,400,000	1,250,000	1,500,000	1,600,000	2,600,000

Shares created	650,000	1,850,000	—	50,000	200,000	400,000

Shares redeemed	(2,450,000)	(3,850,000)	(200,000)	(300,000)	(700,000)	(1,400,000)
Shares outstanding, end of year	1,600,000	3,400,000	1,050,000	1,250,000	1,100,000	1,600,000

[1] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended August 31, 2019. The undistributed net investment income included in the net assets for the fiscal year ended August 31, 2018 were as follows:

Undistributed net investment income included in the net assets		$740,847		$348,338		$371,692

See Notes to Financial Statements.

WisdomTree Trust	149

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,664,290	$1,898,377	$10,784,666	$12,029,479	$38,502,995	$1,100,834

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(604,838)	986,212	(17,462,838)	(5,426,976)	(1,663,637)	(2,336)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,927,807	(3,909,317)	26,516,506	(28,766,118)	(1,293,067)	33,797
Net increase (decrease) in net assets resulting from operations	3,987,259	(1,024,728)	19,838,334	(22,163,615)	35,546,291	1,132,295
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(1,662,000)	(1,911,500)	(4,473,616)	(11,366,481)	(37,766,900)	(1,084,648)

Tax return of capital	—	—	(5,422,384)	(317,019)	—	—
Total distributions to shareholders	(1,662,000)	(1,911,500)	(9,896,000)	(11,683,500)	(37,766,900)	(1,084,648)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	53,828,320	52,407,841	2,556,559,282	297,065,989

Cost of shares redeemed	(7,113,818)	(6,948,535)	(40,070,641)	(103,328,362)	(1,174,021,291)	(26,323,229)
Net increase (decrease) in net assets resulting from capital share transactions	(7,113,818)	(6,948,535)	13,757,679	(50,920,521)	1,382,537,991	270,742,760
Net Increase (Decrease) in Net Assets	(4,788,559)	(9,884,763)	23,700,013	(84,767,636)	1,380,317,382	270,790,407
NET ASSETS:

Beginning of year	$41,150,423	$51,035,186	$172,082,936	$256,850,572	$272,043,996	$1,253,589

End of year[2]	$36,361,864	$41,150,423	$195,782,949	$172,082,936	$1,652,361,378	$272,043,996
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	600,000	700,000	5,300,000	6,600,000	10,850,000	50,000

Shares created	—	—	1,600,000	1,400,000	101,900,000	11,850,000

Shares redeemed	(100,000)	(100,000)	(1,200,000)	(2,700,000)	(46,800,000)	(1,050,000)
Shares outstanding, end of year	500,000	600,000	5,700,000	5,300,000	65,950,000	10,850,000

[1] Amounts for the fiscal year ended August 31, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended August 31, 2018 represents a distribution from the following (See Note 7 in the Notes to Financial Statements for more information):

Net investment income		$(1,911,500)		$(11,366,481)		$(1,081,555)
Capital gains		—		—		(3,093)
Total dividends and distributions		$(1,911,500)		$(11,366,481)		$(1,084,648)

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended August 31, 2019. The undistributed (distributions in excess of) net investment income included in the net assets for the fiscal year ended August 31, 2018 were as follows:

Undistributed (distributions in excess of) net investment income included in the net assets		$13,249		$(340,967)		$19,533

See Notes to Financial Statements.

150	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Negative Duration High Yield Bond Fund

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$14,605,553	$7,867,446	$2,120,745	$776,562	$2,731,181	$1,377,187

Net realized gain (loss) on investments, futures contracts and securities sold short	(12,391,990)	970,468	(5,366,610)	858,331	(6,542,863)	461,041

Net increase (decrease) in unrealized appreciation/depreciation on investments and futures contracts	(475,899)	(1,063,701)	5,398,184	(974,170)	56,853	(196,770)
Net increase (decrease) in net assets resulting from operations	1,737,664	7,774,213	2,152,319	660,723	(3,754,829)	1,641,458
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(15,068,128)	(7,684,572)	(2,155,448)	(800,306)	(2,758,596)	(1,348,556)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	82,954,300	216,846,922	28,501,336	33,613,518	18,775,214	46,674,829

Cost of shares redeemed	(84,490,516)	(9,601,849)	(4,767,532)	(4,812,055)	(36,293,179)	(6,264,776)
Net increase (decrease) in net assets resulting from capital share transactions	(1,536,216)	207,245,073	23,733,804	28,801,463	(17,517,965)	40,410,053
Net Increase (Decrease) in Net Assets	(14,866,680)	207,334,714	23,730,675	28,661,880	(24,031,390)	40,702,955
NET ASSETS:

Beginning of year	$262,332,183	$54,997,469	$52,606,439	$23,944,559	$57,022,117	$16,319,162

End of year[2]	$247,465,503	$262,332,183	$76,337,114	$52,606,439	$32,990,727	$57,022,117
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	10,900,000	2,300,000	1,100,000	500,000	2,700,000	800,000

Shares created	3,500,000	9,000,000	600,000	700,000	900,000	2,200,000

Shares redeemed	(3,700,000)	(400,000)	(100,000)	(100,000)	(1,800,000)	(300,000)
Shares outstanding, end of year	10,700,000	10,900,000	1,600,000	1,100,000	1,800,000	2,700,000

[1] Amounts for the fiscal year ended August 31, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended August 31, 2018 represents a distribution entirely from net investment income. See Note 7 in the Notes to Financial Statements for more information.

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended August 31, 2019. The undistributed net investment income included in the net assets for the fiscal year ended August 31, 2018 were as follows:

Undistributed net investment income included in the net assets		$219,037		$15,749		$38,872

See Notes to Financial Statements.

WisdomTree Trust	151

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Negative Duration U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced Global Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period December 13, 2018* through August 31, 2019	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$852,119	$685,022	$43,397	$17,117,128	$10,056,121

Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currency contracts and foreign currency related transactions	(4,201,704)	433,349	68,808	(134,829)	(1,763,715)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, securities sold short, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,987,817	(614,751)	211,869	52,480,153	(12,491,927)
Net increase (decrease) in net assets resulting from operations	(1,361,768)	503,620	324,074	69,462,452	(4,199,521)
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(902,450)	(681,500)	(43,361)	(17,594,752)	(10,385,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	13,207,707	39,460,775	2,500,000	463,132,846	270,087,496

Cost of shares redeemed	(17,063,055)	(26,068,108)	(105)	(53,469,693)	(4,946,279)
Net increase (decrease) in net assets resulting from capital share transactions	(3,855,348)	13,392,667	2,499,895	409,663,153	265,141,217
Net Increase (Decrease) in Net Assets	(6,119,566)	13,214,787	2,780,608	461,530,853	250,556,696
NET ASSETS:

Beginning of period	$30,366,738	$17,151,951	$100	$418,662,118	$168,105,422

End of period[2]	$24,247,172	$30,366,738	$2,780,708	$880,192,971	$418,662,118
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	700,000	400,000	4	8,600,000	3,300,000

Shares created	300,000	900,000	100,000	9,200,000	5,400,000

Shares redeemed	(400,000)	(600,000)	(4)	(1,100,000)	(100,000)
Shares outstanding, end of period	600,000	700,000	100,000	16,700,000	8,600,000
* Commencement of operations.

[1] Amounts for the fiscal year ended August 31, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended August 31, 2018 represents a distribution entirely from net investment income. See Note 7 in the Notes to Financial Statements for more information.

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year or period ended August 31, 2019. The undistributed net investment income included in the net assets for the fiscal year ended August 31, 2018 were as follows:

Undistributed net investment income included in the net assets		$31,017			$43,331

See Notes to Financial Statements.

152	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		WisdomTree CBOE Russell 2000 PutWrite Strategy Fund		WisdomTree CBOE S&P 500 PutWrite Strategy Fund

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2019	For the Period February 1, 2018* through August 31, 2018	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,707,559	$575,156	$26,308	$15,168	$4,151,819	$1,775,359

Net realized gain (loss) on investments and written options	(108,977)	(99,093)	(392,351)	131,426	(17,495,534)	13,543,184

Net increase (decrease) in unrealized appreciation/depreciation on investments and written options	2,647,541	(384,289)	(50,944)	55,989	273,411	(139,519)
Net increase (decrease) in net assets resulting from operations	4,246,123	91,774	(416,987)	202,583	(13,070,304)	15,179,024
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(1,700,000)	(565,940)	(216,539)	—	(13,395,542)	(9,916,345)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	64,023,477	34,552,841	—	7,532,882	79,579,882	145,903,552

Cost of shares redeemed	(14,621,599)	(100)	(3,669,818)	(2,456,081)	(80,198,284)	(117,366,473)
Net increase (decrease) in net assets resulting from capital share transactions	49,401,878	34,552,741	(3,669,818)	5,076,801	(618,402)	28,537,079
Net Increase (Decrease) in Net Assets	51,948,001	34,078,575	(4,303,344)	5,279,384	(27,084,248)	33,799,758
NET ASSETS:

Beginning of period	$39,103,763	$5,025,188	$5,279,484	$100	$238,434,444	$204,634,686

End of period[2]	$91,051,764	$39,103,763	$976,140	$5,279,484	$211,350,196	$238,434,444
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	800,000	100,002	200,004	4	7,800,000	7,000,004

Shares created	1,300,000	700,000	—	300,000	2,900,000	4,950,000

Shares redeemed	(300,000)	(2)	(150,004)	(100,000)	(3,000,000)	(4,150,004)
Shares outstanding, end of period	1,800,000	800,000	50,000	200,004	7,700,000	7,800,000
* Commencement of operations.

[1] Amounts for the fiscal year or period ended August 31, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year or period ended August 31, 2018 represents a distribution from the following (See Note 7 in the Notes to Financial Statements for more information):

Net investment income		$(559,567)		$—		$(577,075)
Capital gains		(6,373)		—		(9,339,270)
Total dividends and distributions		$(565,940)		$—		$(9,916,345)

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended August 31, 2019. The undistributed net investment income included in the net assets for the fiscal year or period ended August 31, 2018 were as follows:

Undistributed net investment income included in the net assets		$17,314		$15,168		$1,366,616

See Notes to Financial Statements.

WisdomTree Trust	153

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Managed Futures Strategy Fund (consolidated)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,051,135	$1,102,934

Net realized gain (loss) on investments, futures contracts, payments by sub-advisor and foreign currency contracts	(9,017,131)	4,274,842

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and foreign currency contracts	5,254,038	1,530,320
Net increase (decrease) in net assets resulting from operations	(711,958)	6,908,096
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,119,434)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	147,370,468	22,056,486

Cost of shares redeemed	(80,914,698)	(39,593,501)
Net increase (decrease) in net assets resulting from capital share transactions	66,455,770	(17,537,015)
Net Increase (Decrease) in Net Assets	56,624,378	(10,628,919)
NET ASSETS:

Beginning of year	$160,250,192	$170,879,111

End of year[1]	$216,874,570	$160,250,192
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,950,000	4,400,000

Shares created	3,700,000	550,000

Shares redeemed	(2,100,000)	(1,000,000)
Shares outstanding, end of year	5,550,000	3,950,000

[1] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed net investment income (accumulated net investment loss) included in net assets for the current fiscal year ended August 31, 2019. The accumulated net investment loss included in the net assets for the fiscal year ended August 31, 2018 was as follows:

Accumulated net investment loss included in the net assets		$(1,870,274)

See Notes to Financial Statements.

154	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$26.73	$25.64	$26.34	$28.63	$25.11
Investment operations:

Net investment income (loss)[1]	0.47	0.21	0.00 [2]	(0.10)	(0.13)

Net realized and unrealized gain (loss)	1.15	0.88 [3]	(0.70)	(0.42)[3]	4.08
Total from investment operations	1.62	1.09	(0.70)	(0.52)	3.95
Dividends and distributions to shareholders:

Net investment income	(0.24)	—	—	—	—

Capital gains	—	—	—	(1.77)	(0.43)
Total dividends and distributions to shareholders	(0.24)	—	—	(1.77)	(0.43)
Net asset value, end of year	$28.11	$26.73	$25.64	$26.34	$28.63

TOTAL RETURN[4]	6.09%	4.25%[5]	(2.66)%	(2.05)%[6]	15.83%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$44,974	$90,884	$138,462	$237,059	$340,684

Ratios to average net assets of:

Expenses	0.50%[7,10]	0.50%[7,10]	0.50%	0.50%	0.50%

Net investment income (loss)	1.71%[10]	0.83%[10]	0.00%[8]	(0.35)%	(0.48)%
Portfolio turnover rate[9]	23%	0%	0%	0%	0%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$25.49	$25.54	$24.42	$24.67	$25.35
Investment operations:

Net investment income[1]	0.47	0.24	0.02	0.06	0.06

Net realized and unrealized gain (loss)	(0.87)	(0.29)	1.10	(0.31)	(0.64)
Total from investment operations	(0.40)	(0.05)	1.12	(0.25)	(0.58)
Dividends and distributions to shareholders:

Net investment income	(0.29)	—	—	—	—

Capital gains	—	—	—	—	(0.10)
Total dividends and distributions to shareholders	(0.29)	—	—	—	(0.10)
Net asset value, end of year	$24.80	$25.49	$25.54	$24.42	$24.67

TOTAL RETURN[4]	(1.59)%	(0.20)%	4.59%	(1.01)%	(2.30)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$26,044	$31,861	$38,312	$48,843	$88,827

Ratios to average net assets of:

Expenses	0.45%[7,10]	0.45%[7,10]	0.45%	0.45%	0.45%

Net investment income	1.82%[10]	0.92%[10]	0.09%	0.26%	0.24%
Portfolio turnover rate[9]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share and $0.01 per share for investment losses on certain foreign exchange transactions during the fiscal years ended August 31, 2018 and 2016, respectively.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Amount represents less than 0.005%.

[9]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[10]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

WisdomTree Trust	155

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$17.97	$19.14	$17.97	$17.01	$20.43
Investment operations:

Net investment income (loss)[1]	0.31	0.16	0.00 [2]	(0.07)	(0.10)

Net realized and unrealized gain (loss)	0.25	(1.33)	1.17	1.03	(3.32)
Total from investment operations	0.56	(1.17)	1.17	0.96	(3.42)
Dividends to shareholders:

Net investment income	(0.34)	—	—	—	—
Net asset value, end of year	$18.19	$17.97	$19.14	$17.97	$17.01

TOTAL RETURN[3]	3.12%	(6.11)%	6.51%	5.64%	(16.74)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$20,009	$28,746	$49,755	$43,130	$52,719

Ratios to average net assets of:

Expenses	0.55%[4,6]	0.55%[4,6]	0.55%	0.55%	0.55%

Net investment income (loss)	1.68%[6]	0.82%[6]	0.01%	(0.41)%	(0.52)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$68.58	$72.91	$71.93	$69.13	$77.82
Investment operations:

Net investment income[1]	3.00	2.84	2.87	2.97	3.51

Net realized and unrealized gain (loss)	4.17	(4.30)	0.98	2.82	(8.61)
Total from investment operations	7.17	(1.46)	3.85	5.79	(5.10)
Dividends and distributions to shareholders:

Net investment income	(3.03)	(2.87)	(2.87)	(2.99)	(3.56)

Return of capital	—	—	—	—	(0.03)
Total dividends and distributions to shareholders	(3.03)	(2.87)	(2.87)	(2.99)	(3.59)
Net asset value, end of year	$72.72	$68.58	$72.91	$71.93	$69.13

TOTAL RETURN[3]	10.69%	(2.08)%	5.51%	8.71%	(6.69)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$36,362	$41,150	$51,035	$57,543	$82,956

Ratios to average net assets of:

Expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	4.26%	3.96%	4.03%	4.35%	4.79%
Portfolio turnover rate[5]	54%	132%	36%	21%	25%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

156	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$32.47	$38.92	$37.59	$35.77	$47.13
Investment operations:

Net investment income[1]	1.96	2.15	2.07	2.00	2.17

Net realized and unrealized gain (loss)	1.72	(6.48)	1.00	1.57	(11.46)
Total from investment operations	3.68	(4.33)	3.07	3.57	(9.29)
Dividends and distributions to shareholders:

Net investment income	(0.82)	(2.06)	(0.82)	(0.59)	(1.95)

Return of capital	(0.98)	(0.06)	(0.92)	(1.16)	(0.12)
Total dividends and distributions to shareholders	(1.80)	(2.12)	(1.74)	(1.75)	(2.07)
Net asset value, end of year	$34.35	$32.47	$38.92	$37.59	$35.77

TOTAL RETURN[2]	11.54%	(11.66)%	8.46%	10.34%	(20.19)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$195,783	$172,083	$256,851	$327,034	$479,267

Ratios to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	5.77%	5.71%	5.51%	5.59%	5.22%
Portfolio turnover rate[3]	27%	44%	39%	46%	22%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$25.07	$25.07	$25.03	$24.99	$24.99
Investment operations:

Net investment income (loss)[1]	0.56	0.45	0.17	0.05	(0.01)

Net realized and unrealized gain (loss)	(0.05)	(0.07)	0.04	0.02	0.01
Total from investment operations	0.51	0.38	0.21	0.07	(0.00)[4]
Dividends and distributions to shareholders:

Net investment income	(0.53)	(0.35)	(0.17)	(0.03)	—

Capital gains	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(0.53)	(0.38)	(0.17)	(0.03)	—
Net asset value, end of year	$25.05	$25.07	$25.07	$25.03	$24.99

TOTAL RETURN[2]	2.06%	1.53%	0.85%	0.28%	0.00%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,652,361	$272,044	$1,254	$1,251	$1,250

Ratios to average net assets of:

Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, prior to expense waivers	0.15%	0.17%	0.20%	0.20%	0.20%

Net investment income (loss)	2.22%	1.83%	0.68%	0.20%	(0.06)%
Portfolio turnover rate[3]	170%	170%	160%	157%	118%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Floating Rate Treasury Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Trust	157

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$24.07	$23.91	$23.39	$23.18	$24.86
Investment operations:

Net investment income[1]	1.30	1.23	1.24	1.10	0.90

Net realized and unrealized gain (loss)	(0.91)	0.10	0.53	0.20	(1.67)
Total from investment operations	0.39	1.33	1.77	1.30	(0.77)
Dividends and distributions to shareholders:

Net investment income	(1.30)	(1.17)	(1.25)	(1.09)	(0.91)

Capital gains	(0.03)	—	—	—	—
Total dividends and distributions to shareholders	(1.33)	(1.17)	(1.25)	(1.09)	(0.91)
Net asset value, end of year	$23.13	$24.07	$23.91	$23.39	$23.18

TOTAL RETURN[2]	1.68%	5.68%	7.73%	5.92%	(3.15)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$247,466	$262,332	$54,997	$14,037	$20,859

Ratios to average net assets of:

Expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Net investment income	5.52%	5.14%	5.19%	4.90%	3.75%
Portfolio turnover rate[3]	61%	60%	57%	44%	55%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$47.82	$47.89	$48.01	$48.21	$49.78
Investment operations:

Net investment income[1]	1.36	1.18	0.95	0.77	0.68

Net realized and unrealized loss	(0.10)	(0.07)	(0.03)	(0.13)	(1.50)
Total from investment operations	1.26	1.11	0.92	0.64	(0.82)
Dividends and distributions to shareholders:

Net investment income	(1.37)	(1.18)	(1.04)	(0.84)	(0.75)

Return of capital	—	—	—	—	(0.00)[4]
Total dividends and distributions to shareholders	(1.37)	(1.18)	(1.04)	(0.84)	(0.75)
Net asset value, end of year	$47.71	$47.82	$47.89	$48.01	$48.21

TOTAL RETURN[2]	2.69%	2.35%	1.93%	1.35%	(1.66)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$76,337	$52,606	$23,945	$24,005	$28,923

Ratios to average net assets of:

Expenses	0.23%	0.23%	0.23%	0.23%	0.23%

Net investment income	2.86%	2.46%	1.99%	1.60%	1.39%
Portfolio turnover rate[3,5]	39%	81%	187%	226%	359%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Amount represents less than $0.005.

[5]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2019, August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 were 12%, 28%, 45%, 33% and 95%, respectively.

See Notes to Financial Statements.

158	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Negative Duration High Yield Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$21.12	$20.40	$19.42	$20.83	$22.99
Investment operations:

Net investment income[1]	1.11	1.07	1.04	0.93	0.83

Net realized and unrealized gain (loss)	(2.77)	0.68	0.97	(1.41)	(2.17)
Total from investment operations	(1.66)	1.75	2.01	(0.48)	(1.34)
Dividends to shareholders:

Net investment income	(1.13)	(1.03)	(1.03)	(0.93)	(0.82)
Net asset value, end of year	$18.33	$21.12	$20.40	$19.42	$20.83

TOTAL RETURN[2]	(8.18)%	8.72%	10.44%	(2.22)%	(5.91)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$32,991	$57,022	$16,319	$9,712	$12,499

Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	5.45%	5.09%	5.03%	4.78%	3.82%
Portfolio turnover rate[3]	66%	98%	71%	43%	34%

WisdomTree Negative Duration U.S. Aggregate Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$43.38	$42.88	$42.26	$44.42	$46.65
Investment operations:

Net investment income[1]	1.21	1.06	0.83	0.70	0.62

Net realized and unrealized gain (loss)	(2.89)	0.47	0.67	(2.07)	(2.18)
Total from investment operations	(1.68)	1.53	1.50	(1.37)	(1.56)
Dividends and distributions to shareholders:

Net investment income	(1.29)	(1.03)	(0.88)	(0.79)	(0.67)

Return of capital	—	—	(0.00)[4]	—	—
Total dividends and distributions to shareholders	(1.29)	(1.03)	(0.88)	(0.79)	(0.67)
Net asset value, end of year	$40.41	$43.38	$42.88	$42.26	$44.42

TOTAL RETURN[2]	(3.98)%	3.58%	3.55%	(3.11)%	(3.36)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$24,247	$30,367	$17,152	$12,679	$17,767

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.83%	2.44%	1.91%	1.61%	1.38%
Portfolio turnover rate[3,5]	88%	169%	209%	226%	424%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Amount represents less than $0.005.

[5]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2019, August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 were 52%, 117%, 94%, 56% and 163%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	159

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced Global Aggregate Bond Fund	For the Period December 13, 2018* through August 31, 2019
Net asset value, beginning of period	$24.97
Investment operations:

Net investment income[1]	0.43

Net realized and unrealized gain	2.84
Total from investment operations	3.27
Dividends to shareholders:

Net investment income	(0.43)
Net asset value, end of period	$27.81

TOTAL RETURN[2]	13.24%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$2,781

Ratios to average net assets[6] of:

Expenses, net of expense waivers	0.14%[3]

Expenses, prior to expense waivers	0.20%[3]

Net investment income	2.31%[3]
Portfolio turnover rate[4]	31%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$48.68	$50.94	$52.04	$49.64	$49.78
Investment operations:

Net investment income[1]	1.61	1.53	1.35	1.31	0.16

Net realized and unrealized gain (loss)	4.05	(2.26)	(0.85)	2.50	(0.18)
Total from investment operations	5.66	(0.73)	0.50	3.81	(0.02)
Dividends and distributions to shareholders:

Net investment income	(1.63)	(1.53)	(1.38)	(1.41)	(0.12)

Capital gains	—	—	(0.22)	—	—
Total dividends and distributions to shareholders	(1.63)	(1.53)	(1.60)	(1.41)	(0.12)
Net asset value, end of period	$52.71	$48.68	$50.94	$52.04	$49.64

TOTAL RETURN[2]	11.92%	(1.44)%	1.05%	7.81%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$880,193	$418,662	$168,105	$109,285	$4,964

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%	0.12%	0.12%[3]

Expenses, prior to expense waivers	0.20%	0.20%	0.20%	0.20%	0.20%[3]

Net investment income	3.25%	3.10%	2.69%	2.59%	2.21%[3]
Portfolio turnover rate[4,5]	54%	82%	134%	141%	51%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2019, August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015, were 44%, 38%, 59%, 51% and 6%, respectively.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

160	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$48.88	$50.25	$50.06
Investment operations:

Net investment income[1]	1.40	1.17	0.26

Net realized and unrealized gain (loss)	1.69	(1.41)	0.17
Total from investment operations	3.09	(0.24)	0.43
Dividends and distributions to shareholders:

Net investment income	(1.39)	(1.07)	(0.24)

Capital gains	—	(0.06)	—
Total dividends and distributions to shareholders	(1.39)	(1.13)	(0.24)
Net asset value, end of period	$50.58	$48.88	$50.25

TOTAL RETURN[2]	6.43%	(0.47)%	0.86%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$91,052	$39,104	$5,025

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%[3]

Expenses, prior to expense waivers	0.20%	0.20%	0.20%[3]

Net investment income	2.83%	2.40%	1.76%[3]
Portfolio turnover rate[4,5]	49%	177%	44%

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	For the Year Ended August 31, 2019	For the Period February 1, 2018* through August 31, 2018
Net asset value, beginning of period	$26.40	$24.92
Investment operations:

Net investment income[1]	0.32	0.11

Net realized and unrealized gain (loss)	(2.86)	1.37
Total from investment operations	(2.54)	1.48
Dividends and distributions to shareholders:

Net investment income	(0.60)	—

Capital gains	(3.74)	—
Total dividends and distributions to shareholders	(4.34)	—
Net asset value, end of period	$19.52	$26.40

TOTAL RETURN[2]	(9.39)%	5.94%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$976	$5,279

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%	0.43%[3]

Expenses, prior to expense waivers	0.49%	0.49%[3]

Net investment income	1.43%	0.73%[3]
Portfolio turnover rate[4]	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2019, August 31, 2018 and August 31, 2017 were 24%, 120% and 22%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	161

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period February 24, 2016* through August 31, 2016
Net asset value, beginning of period	$30.57	$29.23	$27.05	$25.10
Investment operations:

Net investment income (loss)[1]	0.49	0.22	0.06	(0.02)

Net realized and unrealized gain (loss)	(1.96)	2.15	2.74	1.97
Total from investment operations	(1.47)	2.37	2.80	1.95
Dividends and distributions to shareholders:

Net investment income	(0.25)	(0.06)	—	—

Capital gains	(1.40)	(0.97)	(0.62)	—
Total dividends and distributions to shareholders	(1.65)	(1.03)	(0.62)	—
Net asset value, end of period	$27.45	$30.57	$29.23	$27.05

TOTAL RETURN[2]	(4.72)%	8.28%	10.52%	7.77%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$211,350	$238,434	$204,635	$16,229

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.44%	0.44%	0.44%	0.44%[3]

Net investment income (loss)	1.78%	0.76%	0.21%	(0.18)%[3]
Portfolio turnover rate[4]	0%	0%	0%	0%

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Net asset value, beginning of year	$40.57	$38.84	$41.12	$41.17	$42.15
Investment operations:

Net investment income (loss)[1]	0.55	0.26	(0.07)	(0.33)	(0.40)

Net realized and unrealized gain (loss)	(0.65)	1.47	(2.21)	0.28	(0.58)
Total from investment operations	(0.10)	1.73	(2.28)	(0.05)	(0.98)
Dividends to shareholders:

Net investment income	(1.39)	—	—	—	—
Net asset value, end of year	$39.08	$40.57	$38.84	$41.12	$41.17

TOTAL RETURN[2]	(0.22)%[5]	4.45%	(5.54)%[6]	(0.12)%	(2.33)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$216,875	$160,250	$170,879	$180,941	$214,083

Ratios to average net assets of:

Expenses, net of expense waivers	0.65%	0.65%	0.65%	0.91%	0.95%

Expenses, prior to expense waivers	0.75%	0.75%	0.75%	0.92%	0.95%

Net investment income (loss)	1.40%	0.66%	(0.18)%	(0.80)%	(0.93)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged (Note 3).

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

See Notes to Financial Statements.

162	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2019, the Trust consisted of 79 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	December 18, 2013
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	May 6, 2009
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund’’)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund’’)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund’’)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Negative Duration High Yield Bond Fund (“Negative Duration High Yield Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Negative Duration U.S. Aggregate Bond Fund (“Negative Duration U.S. Aggregate Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Yield Enhanced Global Aggregate Bond Fund (“Yield Enhanced Global Aggregate Bond Fund’’)	December 13, 2018
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund’’)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund’’)	May 18, 2017
WisdomTree CBOE Russell 2000 PutWrite Strategy Fund (“CBOE Russell 2000 PutWrite Strategy Fund’’)	February 1, 2018
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund’’)	February 24, 2016
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund’’) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Managed Futures Strategy Fund (the “Parent Fund”), include the accounts of WisdomTree Managed Futures Portfolio I, a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). For the Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Parent Fund’s investment in its Subsidiary may not exceed 25% of the Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV

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Notes to Financial Statements (continued)

Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (‘‘TBA’’) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund and the Emerging Markets Local Debt Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.
In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (‘‘WTAM’’) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

164	WisdomTree Trust

Notes to Financial Statements (continued)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$42,645,305	$—
Exchange-Traded Fund	1,854,440	—	—
Total	$1,854,440	$42,645,305	$—
Unrealized Appreciation on Foreign Currency Contracts	—	602,682	—
Unrealized Depreciation on Foreign Currency Contracts	—	(323,296)	—
Total - Net	$1,854,440	$42,924,691	$—

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$17,778,299	$—
Exchange-Traded Fund	1,167,796	—	—
Repurchase Agreement	—	7,960,000	—
Total	$1,167,796	$25,738,299	$—
Unrealized Appreciation on Foreign Currency Contracts	—	51,835	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,000,302)	—
Total - Net	$1,167,796	$24,789,832	$—

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Notes to Financial Statements (continued)

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$14,257,347	$—
Exchange-Traded Fund	791,896	—	—
Repurchase Agreement	—	5,590,000	—
Total	$791,896	$19,847,347	$—
Unrealized Appreciation on Foreign Currency Contracts	—	10,409	—
Unrealized Depreciation on Foreign Currency Contracts	—	(695,259)	—
Total - Net	$791,896	$19,162,497	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,077,268	$—
Foreign Corporate Bonds	—	33,034,421	—
Foreign Government Obligations	—	1,094,231	—
Investment of Cash Collateral for Securities Loaned	—	1,835,305	—
Total	$—	$37,041,225	$—
Unrealized Appreciation on Futures Contracts	9,430	—	—
Total - Net	$9,430	$37,041,225	$—

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$1,423,264	$—
Foreign Government Obligations	—	161,441,223	750,952	*
Supranational Bonds	—	12,457,985	—
Repurchase Agreement	—	13,310,000	—
Total	$—	$188,632,472	$750,952
Unrealized Appreciation on Foreign Currency Contracts	—	178,703	—
Unrealized Depreciation on Foreign Currency Contracts	—	(207,051)	—
Total - Net	$—	$188,604,124	$750,952

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,649,535,673	$—
Total	$—	$1,649,535,673	$—

Interest Rate Hedged High Yield Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$209,599,142	$—
Foreign Corporate Bonds	—	31,234,550	—
Investment of Cash Collateral for Securities Loaned	—	28,144,890	—
Total	$—	$268,978,582	$—
Unrealized Depreciation on Futures Contracts	(74,393)	—	—
Total - Net	$(74,393)	$268,978,582	$—

166	WisdomTree Trust

Notes to Financial Statements (continued)

Interest Rate Hedged U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$22,364,419	$—
U.S. Government Obligations	—	26,946,859	—
U.S. Corporate Bonds	—	18,068,040	—
Foreign Corporate Bonds	—	3,024,443	—
Foreign Government Agencies	—	1,271,042	—
Foreign Government Obligations	—	848,616	—
Supranational Bonds	—	823,790	—
Commercial Mortgage-Backed Securities	—	1,546,755	—
Municipal Bonds	—	280,375	—
Asset-Backed Securities	—	344,234	—
Investment of Cash Collateral for Securities Loaned	—	1,546,525	—
Total	$—	$77,065,098	$—
Unrealized Appreciation on Futures Contracts	87,619	—	—
Unrealized Depreciation on Futures Contracts	(22,297)	—	—
Total - Net	$65,322	$77,065,098	$—

Negative Duration High Yield Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$28,290,829	$—
Foreign Corporate Bonds	—	3,583,431	—
Investment of Cash Collateral for Securities Loaned	—	5,632,520	—
Total	$—	$37,506,780	$—
Unrealized Appreciation on Futures Contracts	51,483	—	—
Unrealized Depreciation on Futures Contracts	(3,091)	—	—
Total - Net	$48,392	$37,506,780	$—

Negative Duration U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$7,372,524	$—
U.S. Government Obligations	—	7,532,721	—
U.S. Corporate Bonds	—	5,918,990	—
Foreign Corporate Bonds	—	1,026,451	—
Foreign Government Agencies	—	273,841	—
Foreign Government Obligations	—	229,477	—
Supranational Bonds	—	228,977	—
Commercial Mortgage-Backed Securities	—	626,164	—
Municipal Bonds	—	87,046	—
Asset-Backed Securities	—	162,146	—
Investment of Cash Collateral for Securities Loaned	—	651,478	—
Total	$—	$24,109,815	$—
Unrealized Appreciation on Futures Contracts	63,505	—	—
Unrealized Depreciation on Futures Contracts	(1,851)	—	—
U.S. Government Agencies Sold Short	—	(439,216)	—
Total - Net	$61,654	$23,670,599	$—

WisdomTree Trust	167

Notes to Financial Statements (continued)

Yield Enhanced Global Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$96,462	$—
Foreign Corporate Bonds	—	637,692	—
Foreign Government Agencies	—	82,989	—
Foreign Government Obligations	—	673,676	—
Supranational Bonds	—	41,453	—
Exchange-Traded Fund	1,190,982	—	—
Total	$1,190,982	$1,532,272	$—
Unrealized Appreciation on Foreign Currency Contracts	—	17,343	—
Unrealized Depreciation on Foreign Currency Contracts	—	(1,804)	—
Total - Net	$1,190,982	$1,547,811	$—

Yield Enhanced U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$198,178,912	$—
U.S. Government Obligations	—	172,916,911	—
U.S. Corporate Bonds	—	318,626,252	—
Foreign Corporate Bonds	—	69,598,210	—
Foreign Government Agencies	—	2,828,033	—
Foreign Government Obligations	—	20,291,952	—
Supranational Bond	—	350,440	—
Commercial Mortgage-Backed Securities	—	61,835,328	—
Municipal Bonds	—	4,133,226	—
Asset-Backed Securities	—	23,523,795	—
Repurchase Agreement	—	11,780,000	—
Investment of Cash Collateral for Securities Loaned	—	17,816,175	—
Total	$—	$901,879,234	$—

Yield Enhanced U.S. Short-Term Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$464,248	$—
U.S. Government Obligations	—	26,362,090	—
U.S. Corporate Bonds	—	42,368,612	—
Foreign Corporate Bonds	—	8,043,292	—
Foreign Government Agencies	—	26,892	—
Foreign Government Obligations	—	1,489,346	—
Supranational Bond	—	115,999	—
Commercial Mortgage-Backed Securities	—	9,496,152	—
Asset-Backed Securities	—	2,138,901	—
Total	$—	$90,505,532	$—

CBOE Russell 2000 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$945,970	$—
Total	$—	$945,970	$—
Written Options	(13,860)	—	—
Total - Net	$(13,860)	$945,970	$—

168	WisdomTree Trust

Notes to Financial Statements (continued)

CBOE S&P 500 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$206,175,066	$—
Total	$—	$206,175,066	$—
Written Options	(2,530,515)	—	—
Total - Net	$(2,530,515)	$206,175,066	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$196,402,245	$—
Total	$—	$196,402,245	$—
Unrealized Appreciation on Foreign Currency Contracts	—	131,520	—
Unrealized Depreciation on Foreign Currency Contracts	—	(374,181)	—
Unrealized Appreciation on Futures Contracts	7,469,081	—	—
Unrealized Depreciation on Futures Contracts	(2,091)	—	—
Total - Net	$7,466,990	$196,159,584	$—
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

During the fiscal year or period ended August 31, 2019, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, futures contracts and options contracts during the year or period ended August 31, 2019 and open positions in such derivatives as of August 31, 2019 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2019 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 176. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2019, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of August 31, 2019, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$602,682	Unrealized depreciation on foreign currency contracts	$323,296
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	51,835	Unrealized depreciation on foreign currency contracts	1,000,302
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	10,409	Unrealized depreciation on foreign currency contracts	695,259
Emerging Markets Corporate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	9,430	Unrealized depreciation on futures contracts*	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	178,703	Unrealized depreciation on foreign currency contracts	207,051

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Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$74,393
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	87,619	Unrealized depreciation on futures contracts*	22,297
Negative Duration High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	51,483	Unrealized depreciation on futures contracts*	3,091
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	63,505	Unrealized depreciation on futures contracts*	1,851
Yield Enhanced Global Aggregate Bond Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	17,343	Unrealized depreciation on foreign currency contracts	1,804
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts			Written options, at value	13,860
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts			Written options, at value	2,530,515
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	131,520	Unrealized depreciation on foreign currency contracts	374,181
	Unrealized appreciation on futures contracts*	754	Unrealized depreciation on futures contracts*	2,091
Commodity contracts	Unrealized appreciation on futures contracts*	6,289,626	Unrealized depreciation on futures contracts*	—
Interest rate contracts	Unrealized appreciation on futures contracts*	1,178,701	Unrealized depreciation on futures contracts*	—
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 173 and 174 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended August 31, 2019, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$2,711,826	$(409,821)
Chinese Yuan Strategy Fund
Foreign exchange contracts	(1,001,081)	122,110
Emerging Currency Strategy Fund
Foreign exchange contracts	(423,691)	681,093
Emerging Markets Corporate Bond Fund
Interest rate contracts	(400,131)	(7,289)
Emerging Markets Local Debt Fund
Foreign exchange contracts	1,672	826,843
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	(5,797,359)	180,777
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	(5,643,851)	174,866
Negative Duration High Yield Bond Fund
Interest rate contracts	(5,291,995)	223,028
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	(4,237,271)	162,738

170	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Yield Enhanced Global Aggregate Bond Fund[3]
Foreign exchange contracts	$61,033	$15,539
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts	(392,403)	(50,350)
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	(17,498,390)	294,219
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	853,285	(123,454)
Commodity contracts	(10,043,164)	4,128,144
Interest rate contracts	168,103	1,227,804
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from written options
Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts
Interest rate contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from written options
Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts and foreign currency contracts
Commodity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

During the fiscal year or period ended August 31, 2019, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$68,751,034	$132,201,445	$—	$—	$—
Chinese Yuan Strategy Fund
Foreign exchange contracts	40,618,311	11,091,531	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	30,424,254	8,642,735	—	—	—
Emerging Markets Corporate Bond Fund
Interest rate contracts	—	—	5,432,022	5,454,878	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	14,049,419	1,697,434	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	—	—	—	207,989,598	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	78,911,641	—
Negative Duration High Yield Bond Fund
Interest rate contracts	—	—	—	51,500,335	—
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	31,606,352	—
Yield Enhanced Global Aggregate Bond Fund[1]
Foreign exchange contracts	1,144,450	2,329,264	—	—	—
CBOE Russell 2000 PutWrite Strategy Fund
Equity contracts	—	—	—	—	1,936,962

WisdomTree Trust	171

Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	$—	$—	$—	$—	$235,739,731
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	33,607,478	65,874,514	—
Foreign exchange contracts	11,911,350	15,596,375	2,743,333	50,156,861	—
Interest rate contracts	—	—	17,180,899	5,103,877	—
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as scientific amortization method). Payment-in-kind (‘‘PIK’’) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income is recognized on the ex-dividend date.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

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Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized forward foreign currency contracts (‘‘Forward Contract’’) to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment strategy. The U.S. Dollar Bullish Fund utilized Forward Contracts to obtain net short exposure to foreign currencies consistent with its investment strategy. The Emerging Markets Local Debt Fund utilized Forward Contracts to obtain long and short exposures to foreign currencies consistent with its investment objective. The Yield Enhanced Global Aggregate Bond Fund utilized Forward Contracts to offset applicable foreign currency exposure on its international bonds. The Managed Futures Strategy Fund utilized Forward Contracts to obtain long and short exposures to the Japanese Yen consistent with its investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Duration Funds utilized futures contracts to obtain short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities and interest rates consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the

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fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for ‘‘Net variation margin on futures contracts’’. The variation margins received or paid by the Funds on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, ‘‘Deposits at broker for futures contracts’’. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The CBOE Russell 2000 PutWrite Strategy Fund and the CBOE S&P 500 PutWrite Strategy Fund (the “Funds”) utilized option contracts by writing put options on the Russell 2000 Index and the S&P 500 Index, respectively, consistent with their investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The Funds may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Funds realize a loss equal to the amount of premium paid. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Funds’ basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Funds from the exercise of the written put option to form the Funds’ basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Funds. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss to the Funds.

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 — Guarantees. The Fund’s maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2019, the maximum payout for written put options for the CBOE Russell 2000 PutWrite Strategy Fund and the CBOE S&P 500 PutWrite Strategy Fund was $888,000 and $214,149,000, respectively. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The Funds’ risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the Funds’ use of options contracts may include the following: (1) the success of a strategy may depend on the Fund adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in

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market value of the commodities, currencies or securities and the price of options; (3) although the Funds intend to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply collateral held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

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The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

Fund	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$602,682	$(307,368)	$—	$295,314	$323,296	$(307,368)	$—	$15,928
Chinese Yuan Strategy Fund
Repurchase Agreements	7,960,000	—	(7,960,000)[1]	—	—	—	—	—
Foreign Currency Contracts	51,835	(39,738)	—	12,097	1,000,302	(39,738)	—	960,564
Emerging Currency Strategy Fund
Repurchase Agreements	5,590,000	—	(5,590,000)[1]	—	—	—	—	—
Foreign Currency Contracts	10,409	(10,409)	—	—	695,259	(10,409)	—	684,850
Emerging Markets Corporate Bond Fund
Securities Lending	2,653,902	—	(2,653,902)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	13,310,000	—	(13,310,000)[1]	—	—	—	—	—
Foreign Currency Contracts	178,703	(3,627)	—	175,076	207,051	(3,627)	—	203,424
Interest Rate Hedged High Yield Bond Fund
Securities Lending	27,843,299	—	(27,843,299)[1]	—	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	1,718,106	—	(1,718,106)[1]	—	—	—	—	—
Negative Duration High Yield Bond Fund
Securities Lending	5,570,237	—	(5,570,237)[1]	—	—	—	—	—
Negative Duration U.S. Aggregate Bond Fund
Securities Lending	866,853	—	(866,853)[1]	—	—	—	—	—
Yield Enhanced Global Aggregate Bond Fund
Foreign Currency Contracts	17,343	(1,804)	—	15,539	1,804	(1,804)	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	19,871,706	—	(19,871,706)[1]	—	—	—	—	—
Repurchase Agreements	11,780,000	—	(11,780,000)[1]	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)
Foreign Currency Contracts	131,520	(19,674)	—	111,846	374,181	(19,674)	(347,257)[1]	7,250
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of

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U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset in “Receivables for investment securities sold” and an equivalent liability in “Securities sold short, at value” on the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds, except for Yield Enhanced U.S. Short-Term Aggregate Bond Fund and Emerging Markets Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (‘‘Voya IM’’). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

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Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
U.S. Dollar Bullish Fund	0.50%	—	—
Chinese Yuan Strategy Fund	0.45%	—	—
Emerging Currency Strategy Fund	0.55%	—	—
Emerging Markets Corporate Bond Fund	0.60%	—	—
Emerging Markets Local Debt Fund	0.55%	—	—
Floating Rate Treasury Fund	0.15%	—	—
Interest Rate Hedged High Yield Bond Fund	0.43%	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%	—	—
Negative Duration High Yield Bond Fund	0.48%	—	—
Negative Duration U.S. Aggregate Bond Fund	0.28%	—	—
Yield Enhanced Global Aggregate Bond Fund	0.20%	(0.06)%[2]	December 31, 2021
Yield Enhanced U.S. Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2019
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2019
CBOE Russell 2000 PutWrite Strategy Fund	0.49%	(0.06)%	December 31, 2019
CBOE S&P 500 PutWrite Strategy Fund	0.44%	(0.06)%	December 31, 2019
Managed Futures Strategy Fund (consolidated)	0.75%	(0.10)%	December 31, 2019
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]

WTAM has contractually agreed to waive a portion of its advisory fee in an amount equal to the AFFEs attributable to the Fund’s investments in each Underlying Fund. For the period December 13, 2018 (commencement of operations) through August 31, 2019, the annualized AFFEs attributable to the Fund’s investment in the Underlying Fund were 0.06% of the Fund’s average net assets for the period.

During the fiscal year ended August 31, 2019, the Managed Futures Strategy Fund received a voluntary reimbursement of $3,400 from Mellon for investment losses on certain futures contract transactions. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net realized gain from payment by sub-advisor”.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances and/or to implement its investment strategy. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

Affiliated holdings are holdings in funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year or period ended August 31, 2019 are as follows:

Fund	Value at 8/31/2018	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2019	Dividend Income
U.S. Dollar Bullish Fund
Floating Rate Treasury Fund	$4,012,880	$627,303	$2,783,838	$(2,817)	$912	$1,854,440	$57,538
Chinese Yuan Strategy Fund
Floating Rate Treasury Fund	$1,168,751	$—	$—	$—	$(955)	$1,167,796	$24,791
Emerging Currency Strategy Fund
Floating Rate Treasury Fund	$1,193,832	$—	$401,395	$(245)	$(296)	$791,896	$17,537
Yield Enhanced Global Aggregate Bond Fund[1]
Yield Enhanced U.S. Aggregate Bond Fund	$—	$1,646,135	$588,613	$24,137	$109,323	$1,190,982	$34,740
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

178	WisdomTree Trust

Notes to Financial Statements (continued)

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year or period ended August 31, 2019, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
Emerging Markets Corporate Bond Fund	14	$1,017	$19
Emerging Markets Local Debt Fund	76	2,596	144
Floating Rate Treasury Fund	816	20,449	371
Interest Rate Hedged High Yield Bond Fund	—	—	79
Yield Enhanced Global Aggregate Bond Fund	72,527	2,012,791	3,192
Yield Enhanced U.S. Aggregate Bond Fund	1,407	74,163	2,407
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	283	14,307	312
CBOE S&P 500 PutWrite Strategy Fund	259	7,104	543
Managed Futures Strategy Fund (consolidated)	186	7,270	—

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2019, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2019 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$627,303	$2,783,838	$—	$—	$—	$—
Chinese Yuan Strategy Fund	—	—	—	—	—	—
Emerging Currency Strategy Fund	—	401,395	—	—	—	—
Emerging Markets Corporate Bond Fund	18,680,731	25,458,573	1,582,690	2,679,008	—	—
Emerging Markets Local Debt Fund	55,520,936	45,132,961	—	—	20,180,058	22,288,761
Floating Rate Treasury Fund	—	—	3,414,289,781	2,783,932,912	1,909,193,673	1,158,569,054
Interest Rate Hedged High Yield Bond Fund	181,756,758	154,391,291	—	—	2,005,341	32,884,629
Interest Rate Hedged U.S. Aggregate Bond Fund	9,512,606	1,525,977	40,262,910	26,554,988	—	3,204,214
Negative Duration High Yield Bond Fund	39,797,084	30,782,084	—	—	—	30,435,365
Negative Duration U.S. Aggregate Bond Fund	4,631,353	2,829,140	20,750,657	22,499,527	—	8,280,600
Yield Enhanced Global Aggregate Bond Fund[1]	3,308,840	811,228	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	118,799,243	79,078,780	403,392,700	206,882,185	208,327,823	38,496,963
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	17,359,536	4,743,529	26,597,155	24,333,483	44,241,795	11,625,116
CBOE Russell 2000 PutWrite Strategy Fund	—	—	—	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—	—
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

WisdomTree Trust	179

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At August 31, 2019, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Securities Sold Short and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$44,496,410	$6,343	$(3,008)	$3,335	$—	$—	$—	$3,335
Chinese Yuan Strategy Fund	26,905,220	2,856	(1,981)	875	—	—	—	875
Emerging Currency Strategy Fund	20,638,285	2,301	(1,343)	958	10,409	(67,117)	(56,708)	(55,750)
Emerging Markets Corporate Bond Fund	35,728,071	1,969,276	(656,122)	1,313,154	—	—	—	1,313,154
Emerging Markets Local Debt Fund	214,676,842	3,216,000	(28,509,418)	(25,293,418)	104,698	(1,853)	102,845	(25,190,573)
Floating Rate Treasury Fund	1,650,910,180	—	(1,374,507)	(1,374,507)	—	—	—	(1,374,507)
Interest Rate Hedged High Yield Bond Fund	270,607,175	5,124,930	(6,753,523)	(1,628,593)	—	—	—	(1,628,593)
Interest Rate Hedged U.S. Aggregate Bond Fund	72,303,992	4,773,850	(12,744)	4,761,106	—	—	—	4,761,106
Negative Duration High Yield Bond Fund	37,656,172	656,319	(805,711)	(149,392)	—	—	—	(149,392)
Negative Duration U.S. Aggregate Bond Fund	22,617,032	1,496,969	(4,186)	1,492,783	—	(1,626)	(1,626)	1,491,157
Yield Enhanced Global Aggregate Bond Fund	2,526,668	201,521	(4,935)	196,586	—	—	—	196,586
Yield Enhanced U.S. Aggregate Bond Fund	858,993,989	43,136,004	(250,759)	42,885,245	—	—	—	42,885,245
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	88,229,346	2,278,496	(2,310)	2,276,186	—	—	—	2,276,186
CBOE Russell 2000 PutWrite Strategy Fund	945,935	35	—	35	—	—	—	35
CBOE S&P 500 PutWrite Strategy Fund	206,166,984	10,617	(2,535)	8,082	—	—	—	8,082
Managed Futures Strategy Fund (consolidated)[2]	271,422,132	34,711	(67,056,739)	(67,022,028)	—	—	—	(67,022,028)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/ (depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/ (depreciation) on a GAAP basis. The unrealized appreciation/ (depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

[2]

“Tax Cost” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the Parent Fund’s investment in the Subsidiary. “Gross Unrealized Depreciation” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

At August 31, 2019, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Depreciation	Other Book/Tax Difference	Total Accumulated Earnings/(Losses)
U.S. Dollar Bullish Fund	$1,101,951	$(8,434,206)	$3,335	$—	$—	$(7,328,920)
Chinese Yuan Strategy Fund	535,874	(2,067,605)	875	(2)	—	(1,530,858)
Emerging Currency Strategy Fund	352,926	(47,523,217)	(55,750)	—	—	(47,226,041)
Emerging Markets Corporate Bond Fund	15,539	(9,471,415)	1,313,154	—	—	(8,142,722)
Emerging Markets Local Debt Fund	—	(19,889,999)	(25,190,573)	(381,744)	—	(45,462,316)
Floating Rate Treasury Fund	755,628	(1,217,878)	(1,374,507)	—	—	(1,836,757)
Interest Rate Hedged High Yield Bond Fund	82,520	(11,825,310)	(1,628,593)	—	—	(13,371,383)
Interest Rate Hedged U.S. Aggregate Bond Fund	33,278	(7,860,931)	4,761,106	—	—	(3,066,547)
Negative Duration High Yield Bond Fund	11,457	(7,765,119)	(149,392)	—	—	(7,903,054)
Negative Duration U.S. Aggregate Bond Fund	7,702	(6,932,086)	1,491,157	—	—	(5,433,227)

180	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Depreciation	Other Book/Tax Difference	Total Accumulated Earnings/(Losses)
Yield Enhanced Global Aggregate Bond Fund	$89,323	$(4,940)	$196,586	$(256)	$—	$280,713
Yield Enhanced U.S. Aggregate Bond Fund	26,192	(2,362,548)	42,885,245	—	—	40,548,889
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	25,886	(39,550)	2,276,186	—	—	2,262,522
CBOE Russell 2000 PutWrite Strategy Fund	11,723	(442,701)	35	—	—	(430,943)
CBOE S&P 500 PutWrite Strategy Fund	3,011,575	(17,201,315)	8,082	—	—	(14,181,658)
Managed Futures Strategy Fund (consolidated)[1]	2,475,926	(4,229,276)	(67,022,028)	—	62,364,245	(6,411,133)
[1]	“Net Unrealized Appreciation/(Depreciation)” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

The tax character of distributions paid during the fiscal years or periods ended August 31, 2019 and August 31, 2018, was as follows:

	Year or Period Ended August 31, 2019				Year or Period Ended August 31, 2018

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$740,869		$—	$—	$—		$—	$—
Chinese Yuan Strategy Fund	348,348		—	—	—		—	—
Emerging Currency Strategy Fund	371,701		—	—	—		—	—
Emerging Markets Corporate Bond Fund	1,662,000		—	—	1,911,500		—	—
Emerging Markets Local Debt Fund	4,473,616		—	5,422,384	11,366,481		—	317,019
Floating Rate Treasury Fund	37,766,900		—	—	1,084,620		28	—
Interest Rate Hedged High Yield Bond Fund	14,742,070		326,058	—	7,684,572		—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	2,155,448		—	—	800,306		—	—
Negative Duration High Yield Bond Fund	2,758,596		—	—	1,348,556		—	—
Negative Duration U.S. Aggregate Bond Fund	902,450		—	—	681,500		—	—
Yield Enhanced Global Aggregate Bond Fund	43,361	[1]	—	—	—		—	—
Yield Enhanced U.S. Aggregate Bond Fund	17,594,752		—	—	10,385,000		—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,700,000		—	—	565,940		—	—
CBOE Russell 2000 PutWrite Strategy Fund	104,470		112,069	—	—	[2]	—	—
CBOE S&P 500 PutWrite Strategy Fund	6,862,458		6,533,084	—	4,315,485		5,600,860	—
Managed Futures Strategy Fund (consolidated)	9,119,434		—	—	—		—	—
*	Includes short-term capital gains if any.

[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

[2]	For the period February 1, 2018 (commencement of operations) through August 31, 2018.

At August 31, 2019, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$3,311,919	$5,122,287	$8,434,206
Chinese Yuan Strategy Fund	821,003	1,246,602	2,067,605
Emerging Currency Strategy Fund	30,726,612	16,796,605	47,523,217

WisdomTree Trust	181

Notes to Financial Statements (continued)

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
Emerging Markets Corporate Bond Fund	$663,939	$8,643,973	$9,307,912
Emerging Markets Local Debt Fund	10,519,459	9,370,540	19,889,999
Floating Rate Treasury Fund	1,211,918	5,960	1,217,878
Interest Rate Hedged High Yield Bond Fund	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	2,085,045	3,824,981	5,910,026
Negative Duration High Yield Bond Fund	3,563,213	4,201,906	7,765,119
Negative Duration U.S. Aggregate Bond Fund	2,408,813	3,887,500	6,296,313
Yield Enhanced Global Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	609,820	1,752,728	2,362,548
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	37,481	2,069	39,550
CBOE Russell 2000 PutWrite Strategy Fund	177,049	265,652	442,701
CBOE S&P 500 PutWrite Strategy Fund	6,878,813	10,322,502	17,201,315
Managed Futures Strategy Fund (consolidated)	1,698,163	2,531,113	4,229,276

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2019, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	—	—
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	6,340,182	5,485,128
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Negative Duration High Yield Bond Fund	—	—
Negative Duration U.S. Aggregate Bond Fund	—	—
Yield Enhanced Global Aggregate Bond Fund[1]	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
CBOE Russell 2000 PutWrite Strategy Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

During the fiscal year or period ended August 31, 2019, the amount of the capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$2,300,384
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	253,660
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	164,261
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	249,748

182	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
Interest Rate Hedged U.S. Aggregate Bond Fund	$—
Negative Duration High Yield Bond Fund	—
Negative Duration U.S. Aggregate Bond Fund	—
Yield Enhanced Global Aggregate Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	59,357
CBOE Russell 2000 PutWrite Strategy Fund	—
CBOE S&P 500 PutWrite Strategy Fund	—
Managed Futures Strategy Fund (consolidated)	2,129,515
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

At August 31, 2019, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings Gain/(Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	9,137,509	(9,137,509)
Floating Rate Treasury Fund	339,922	(339,922)
Interest Rate Hedged High Yield Bond Fund	854,526	(854,526)
Interest Rate Hedged U.S. Aggregate Bond Fund	(238,685)	238,685
Negative Duration High Yield Bond Fund	438,641	(438,641)
Negative Duration U.S. Aggregate Bond Fund	7,014	(7,014)
Yield Enhanced Global Aggregate Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	547,604	(547,604)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	166,488	(166,488)
CBOE Russell 2000 PutWrite Strategy Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	9,467,105	(9,467,105)

These differences are primarily due to net loss from book income/net realized loss from wholly owned foreign subsidiaries, redemptions-in-kind, and net operating losses.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2019, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2019, remains subject to examination by taxing authorities.

7. RECENT ACCOUNTING PRONOUNCEMENTS

On August 17, 2018, the SEC voted to adopt “Disclosure Update and Simplification” amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring to the FASB certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly

WisdomTree Trust	183

Notes to Financial Statements (concluded)

altering the total mix of information provided to investors. These amendments became effective on November 5, 2018. WTAM has evaluated these amendments and determined that there is no significant impact on the Trust’s financial statements and related disclosures. The specific amendments incorporated into the Trust’s financial statements pertain to (i) the amendment requiring the presentation of the distributable earnings in total on the Statements of Assets and Liabilities, rather than showing the 3 components of distributable earnings (i.e., (1) undistributed (distributions in excess of) net investment income, (2) accumulated net realized gain (loss) on investments and (3) net unrealized appreciation (depreciation) on investments, and (ii) the amendment requiring the presentation of distributions to shareholders in total on the Statements of Changes in Net Assets, except for tax return of capital distributions, which shall continue to disclosed separately.

On August 28, 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. WTAM has evaluated ASU 2018-13 and has adopted the disclosure framework for the Trust’s financial statements and the impact to the Trust’s financial statements was immaterial.

184	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Negative Duration High Yield Bond Fund, WisdomTree Negative Duration U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced Global Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree CBOE Russell 2000 PutWrite Strategy Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, and WisdomTree Managed Futures Strategy Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Negative Duration High Yield Bond Fund, WisdomTree Negative Duration U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced Global Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree CBOE Russell 2000 PutWrite Strategy Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, and WisdomTree Managed Futures Strategy Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting WisdomTree Trust (the “Trust”)) including the schedules of investments, as of August 31, 2019, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting WisdomTree Trust) at August 31, 2019, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

-WisdomTree Bloomberg U.S. Dollar Bullish Fund

-WisdomTree Chinese Yuan Strategy Fund

-WisdomTree Emerging Currency Strategy Fund

-WisdomTree Emerging Markets Corporate Bond Fund

-WisdomTree Emerging Markets Local Debt Fund

-WisdomTree Floating Rate Treasury Fund

-WisdomTree Interest Rate Hedged High Yield Bond Fund

-WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

-WisdomTree Negative Duration High Yield Bond Fund

-WisdomTree Negative Duration U.S. Aggregate Bond Fund

-WisdomTree Managed Futures Strategy Fund (consolidated)

	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the five years in the period ended August 31, 2019
-WisdomTree Yield Enhanced Global Aggregate Bond Fund	For the period from December 13, 2018 (commencement of operations) through August 31, 2019
-WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the four years in the period ended August 31, 2019 and the period from July 9, 2015 (commencement of operations) through August 31, 2015
-WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the two years in the period ended August 31, 2019 and the period from May 18, 2017 (commencement of operations) through August 31, 2017
-WisdomTree CBOE Russell 2000 PutWrite Strategy Fund	For the year ended August 31, 2019	For the year ended August 31, 2019 and the period from February 1, 2018 (commencement of operations) through August 31, 2018
-WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the three years in the period ended August 31, 2019 and the period from February 24, 2016 (commencement of operations) through August 31, 2016

WisdomTree Trust	185

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

October 23, 2019

186	WisdomTree Trust

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	79	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg#† (1945)	Trustee, 2012- present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	79	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	79	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	79	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	79	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001- 2016).

*	As of August 31, 2019.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Co-Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

WisdomTree Trust	187

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee/ Officer During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present; President, 2005- present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	79	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	79	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	79	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	79	None

Joanne Antico** (1975)	Assistant Secretary, 2018- present	Assistant General Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	79	None

Clint Martin** (1977)	Assistant Treasurer, 2015- present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012.	79	None

*	As of August 31, 2019.

**	Elected by and serves at the pleasure of the Board.

188	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2019 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	100.00%
Chinese Yuan Strategy Fund	0.00%	100.00%
Emerging Currency Strategy Fund	0.00%	100.00%
Emerging Markets Corporate Bond Fund	0.00%	2.52%
Emerging Markets Local Debt Fund	0.00%	2.64%
Floating Rate Treasury Fund	0.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	81.73%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	95.36%
Negative Duration High Yield Bond Fund	0.00%	82.98%
Negative Duration U.S. Aggregate Bond Fund	0.00%	91.21%
Yield Enhanced Global Aggregate Bond Fund[1]	0.00%	5.57%
Yield Enhanced U.S. Aggregate Bond Fund	0.00%	92.41%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.00%	89.25%
CBOE Russell 2000 PutWrite Strategy Fund	100.00%	98.91%
CBOE S&P 500 PutWrite Strategy Fund	100.00%	99.47%
Managed Futures Strategy Fund (consolidated)	0.00%	100.00%
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2019. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	10,682,525	227,426
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Negative Duration High Yield Bond Fund	—	—
Negative Duration U.S. Aggregate Bond Fund	—	—
Yield Enhanced Global Aggregate Bond Fund[1]	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
CBOE Russell 2000 PutWrite Strategy Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period December 13, 2018 (commencement of operations) through August 31, 2019.

WisdomTree Trust	189

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

190	WisdomTree Trust

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WTMF is speculative and involves a substantial degree of risk. WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-2826

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $358,874 for 2019 and $421,225 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $136,890 for 2019 and $119,585 for 2018.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years were $136,890 for 2019 and $119,585 for 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 4, 2019

By (Signature and Title)	/s/David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 4, 2019